UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

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Nuveen High Yield Municipal Bond Fund	Nuveen All-American Municipal Bond Fund	Nuveen Insured Municipal Bond Fund	Nuveen Intermediate Duration Municipal Bond Fund	Nuveen Limited Term Municipal Bond Fund

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Chairman’s

Letter to Shareholders

Dear Shareholder,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen’s investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen web site for the most recent information on your Nuveen Funds at: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

June 21, 2010

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

In the following discussion, portfolio managers John Miller, Johnathan Wilhelm and Paul Brennan examine economic and market conditions, key investment strategies, and the performance of the Funds. John Miller, who has 15 years of investment experience, has managed the Nuveen High Yield Municipal Bond Fund since 2000. Johnathan Wilhelm, with 20 years of investment experience, has managed the Nuveen All-American Municipal Bond Fund since 2007. Paul Brennan, with 20 years of investment experience, has managed the Nuveen Limited Term Municipal Bond Fund and the Nuveen Insured Municipal Bond Fund since 2006 and the Nuveen Intermediate Duration Municipal Bond Fund since 2007.

What factors had the greatest influence on the U.S. economy and the national municipal market during the twelve-month period ended April 30, 2010?

The past year was a very favorable environment for investors in tax-exempt bonds, who benefited greatly from a combination of strong demand, reduced supply, low inflation and low interest rates. Against this positive backdrop, municipal bond prices rose, and the securities’ yields, which move in opposite directions, declined accordingly. Although bonds of all maturity lengths gained ground, longer bonds tended to perform the best.

Benefiting from an improving economic picture, the U.S. economy returned to growth starting in the third quarter of 2009. Gross domestic product (GDP) — a measure of the nation’s economic output — grew by an annualized 2.2% in the third quarter, and expanded by an annualized 5.6% in the last three months of the year — the fastest pace in six years. The growth continued at an estimated 3.0% annualized rate in the first quarter of 2010. Despite this economic improvement, jobs continued to pose a challenge. At the end of April 2010, the national unemployment rate stood at 9.9% — better than the October 2009 peak of 10.1%, but a full percentage point higher than May 2009.

Low inflation continued to support the performance of tax-exempt debt. Inflation remained relatively tame, as the Consumer Price Index (CPI) rose 2.2% year-over-year as of April 2010, enabling the Fed to maintain its benchmark interest rate near zero for an “extended period.”

Favorable supply and demand trends also supported municipal bond prices. On the supply side, the introduction of the federal “Build America” bond program in April 2009 cut the number of traditional tax-exempt bonds available for purchase in the marketplace. Build America bonds are a new class of taxable municipal debt created as part of the February 2009 federal economic stimulus package. These securities offer municipal issuers a generous federal subsidy and therefore provide issuers an attractive alternative to traditional tax-exempt debt. During the twelve months ended April 30, 2010, taxable

2	Nuveen Investments

Build America bond issuance totaled $89.4 billion, accounting for over 21% of new bonds issued in the municipal market. This issuance was heavily concentrated in longer-maturity debt. As a result, much of the traditional tax-exempt municipal issuance was heavily concentrated in shorter-dated securities — a factor that influenced the market’s performance as well as our purchase decisions in all five portfolios during the past year. Overall, $419 billion in new municipal bonds were issued in the twelve months ending April 30, 2010. This represented a 10% increase compared to the prior twelve-month period.

Even as tax-exempt supply dropped, demand remained strong. The market was becoming more concerned about government deficits and their potential to trigger tax increases, and some thought higher taxes would help the performance of municipal bonds relative to their taxable counterparts. As evidence of an improving economy mounted, investors became more tolerant of credit risk. Lower-rated bonds benefited the most from investors’ growing optimism. In addition, historically low interest rates encouraged investors in search of additional income to favor riskier bonds offering higher yields. Thus, credit spreads narrowed throughout the past year, meaning that investors were gradually becoming more tolerant of risk and demanding a smaller premium to take more on. By period end, the average 20-year high-yield municipal bond, as measured by Barclays Capital, was offering 3% more in income compared to a 20-year municipal bond with the highest credit rating. While still well above the historical average, this spread was significantly narrower than the nearly 5.5% gap at the start of the reporting period.

How did the Funds perform during the reporting period?

The table on page six provides Class A Share total returns for the five Funds for the one-, five- and ten-year periods ending April 30, 2010. Each Fund’s total returns are compared with the returns of its corresponding Standard & Poor’s (S&P) index, the relevant Barclays Capital index and the appropriate Lipper peer fund category average.

Nuveen High Yield Municipal Bond Fund

The Nuveen High Yield Municipal Bond Fund returned 31.50% (Class A Shares at net asset value) during the twelve-month reporting period. This result outpaced the return of the unmanaged national Standard & Poor’s (S&P) High Yield Municipal Bond Index, the unmanaged national Barclays Capital High Yield Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Average.

The market backdrop was particularly favorable for high-yield municipal bonds — the exact opposite of the previous year, when the economy was worsening and investors were risk averse. During the current reporting period, bonds with lower credit ratings benefited from a variety of factors, including a better outlook for the economy; more optimism from investors; and the modest income offered by higher-rated, less-risky debt, which encouraged investors to take a second look at bonds offering higher yields.

The portfolio benefited from its relatively long duration — meaning it was highly sensitive to changes in interest rates. While municipal bonds in general were helped by falling interest rates, lower-rated bonds profited even more. Because high-yield debt tended to

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fall the most in the market’s downturn in 2008 and early 2009, at the start of the period, it had the most room to appreciate when conditions brightened during the past year. The average dollar price of the portfolio’s holdings was somewhat lower than that of our benchmark. As a result, the Fund was able to realize the upside benefit to a greater extent.

Nuveen All-American Municipal Bond Fund

During the twelve months ending April 30, 2010, the Nuveen All-American Municipal Bond Fund gained 17.36% (Class A Shares at net asset value). In comparison, the unmanaged S&P National Municipal Bond Index rose 10.04%, the unmanaged Barclays Capital Municipal Bond Index returned 8.85% and the Fund’s peer group average, the Lipper General Municipal Debt Funds Average, increased 11.42%.

The Fund’s performance was helped by the improved supply-demand environment for tax-exempt bonds. The biggest contribution to our results came from a significant portfolio allocation to lower-rated bonds. At period end, approximately 22% of the portfolio’s net assets was invested in bonds rated BBB and 5% was invested in below investment grade rated bonds, while roughly 17% was non-rated. As market conditions improved and credit spreads narrowed, this relatively high exposure to strong-performing lower-rated bonds was very beneficial.

The Fund’s duration positioning was another positive factor. Compared to our internal duration benchmark target, we had lower exposure to bonds with very short maturities. Because these securities are less sensitive to interest-rate changes, they lagged their longer-maturity counterparts during the reporting period. At the same time, the Fund’s allocation to longer-maturing bonds was helpful as well, because these securities performed favorably in an environment of declining interest rates.

In sector terms, our allocation to industrial development revenue (IDR) — corporate-backed — bonds was beneficial to the Fund. We also had success in the utility-bond sector and with “special-tax” bonds, which are supported by taxes on a particular project or activity. Security selection helped as well, as many of the Fund’s individual holdings benefited from an improvement in their financial health.

Nuveen Insured Municipal Bond Fund

The Nuveen Insured Municipal Bond Fund returned 8.34% (Class A Shares at net asset value) during the twelve months ending April 30, 2010. This performance exceeded the unmanaged Barclays Capital Insured Municipal Bond Index, but trailed the unmanaged S&P Insured National Municipal Bond Index and the Lipper Insured Municipal Debt Funds Average.

The Fund’s interest-rate positioning had the greatest impact on the Fund’s relative performance. Specifically, our duration was slightly shorter than our target, which hampered our results. As mentioned earlier, interest rates dropped meaningfully during the past year, especially on longer bonds. Having a longer duration during this positive environment for bonds would have been advantageous. Unfortunately, the portfolio’s

4	Nuveen Investments

allocation to pre-refunded bonds was relatively large. Because these securities have extremely short maturities, not to mention high credit quality, they did not benefit to the same extent from declining rates, nor did they profit from investors’ increasing risk tolerance.

Despite the Fund’s exposure to pre-refunded bonds, our credit-quality allocation was generally a helpful factor for relative performance. The Fund’s roughly 4% weighting in BBB-rated bonds and 29% allocation to A-rated bonds added to our results in a market environment in which lower-rated securities outperformed higher-rated issues. (Many of these lower-rated positions were bonds originally backed by bond insurers whose credit ratings were later downgraded.) Most of the portfolio, however, remained of very high credit quality — about two-thirds was held in AAA-rated and AA-rated bonds.

Nuveen Intermediate Duration Municipal Bond Fund

During the period, the Nuveen Intermediate Duration Municipal Bond Fund returned 9.24% (Class A Shares at net asset value), outpacing the unmanaged S&P Intermediate National Municipal Bond Index, the unmanaged national Barclays Capital 7-Year Municipal Bond Index, and the Lipper Intermediate Municipal Debt Funds Average.

The Fund benefited from falling interest rates during the period, as our exposure to longer-dated securities was very helpful. An even bigger positive contribution, however, came from our significant allocation to lower-rated securities, especially A-rated bonds, as investors became increasingly risk tolerant and subsequently bid up their prices. At the end of April 2010, roughly 23% of the portfolio’s net assets consisted of A-rated debt, while about 16% was in BBB-rated securities. However, our allocation to very highly rated bonds was a corresponding negative for relative performance. Although these bonds provided positive returns in absolute terms, they significantly lagged their lower-rated counterparts.

The Fund’s top-performing individual securities came from a variety of economic sectors, especially health care, tobacco, Industrial Development Revenue (IDR) and transportation. In contrast, pre-refunded bonds were a noteworthy source of underperformance, as these high-quality, short-maturity securities were hampered by market conditions.

Nuveen Limited Term Municipal Bond Fund

The Nuveen Limited Term Municipal Bond Fund returned 5.73% (Class A Shares at net asset value) during the twelve months ending April 30, 2010. This performance surpassed the unmanaged S&P Short-Intermediate National Municipal Bond Index, the unmanaged Barclays Capital 5-Year Municipal Bond Index and the Lipper Short Intermediate Municipal Debt Funds Average.

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1	The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value weighted index designed to measure the performance of the investment-grade municipal bond market. The S&P High Yield Municipal Bond Index contains all bonds in the S&P National Municipal Bond Index that are non-rated or whose ratings are BB+ S&P and/or BA-1 Moody’s or lower. This index does not contain bonds that are pre-refunded or are escrowed to maturity. The S&P Insured National Municipal Bond Index contains all bonds in the S&P National Municipal Bond Index that are insured. This index does not contain bonds that are pre-refunded or are escrowed to maturity. The S&P Intermediate National Municipal Bond Index contains all bonds in the S&P National Municipal Bond Index that mature between 3 and 14.999 years. The S&P Short-Intermediate National Municipal Bond Index contains all bonds in the S&P National Municipal Bond Index that mature between 1 and 7.999 years. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

2	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper High Yield Municipal Debt Funds Average contained 112, 78 and 60 funds for the one-year, five-year and ten-year periods ended April 30, 2010. The Lipper General Municipal Debt Funds Average had 245, 203 and 162 funds; the Lipper Insured Municipal Debt Funds Average had 30, 26 and 25 funds; the Lipper Intermediate Municipal Debt Funds Average had 154, 121 and 75 funds and the Lipper Short-Intermediate Municipal Debt Funds Average had 44, 35 and 26 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper category.

3	The Barclays Capital High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds rated below BBB/Baa. The Barclays Capital Municipal Bond Index is an unmanaged index composed of a broad range of investment grade municipal bonds. The Barclays Capital Insured Municipal Bond Index is an unmanaged index composed of all the insured bonds in the Barclays Capital Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA. The Barclays Capital 7-Year Municipal Bond Index is an unmanaged index composed of investment-grade municipal bonds with maturity dates of approximately seven years. The Barclays Capital 5-Year Municipal Bond Index is an unmanaged index composed of investment-grade municipal bonds with maturity dates of approximately five years. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

Class A Shares – Average Annual Total Returns as of 4/30/10

	Average Annual
	1-Year	5-Year	10-Year
Nuveen High Yield Municipal Bond Fund
A Shares at NAV	31.50%	-0.74%	4.42%
A Shares at Offer	25.96%	-1.59%	3.97%
Standard & Poor’s (S&P) High Yield Municipal Bond Index[1]	30.27%	3.10%	5.26%
Lipper High Yield Municipal Debt Funds Average[2]	23.49%	1.83%	4.11%
Barclays Capital High Yield Municipal Bond Index[3]	27.56%	2.97%	N/A
Nuveen All-American Municipal Bond Fund
A Shares at NAV	17.36%	3.98%	5.30%
A Shares at Offer	12.41%	3.10%	4.85%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	10.04%	4.35%	5.73%
Lipper General Municipal Debt Funds Average[2]	11.42%	3.20%	4.66%
Barclays Capital Municipal Bond Index[3]	8.85%	4.51%	5.77%
Nuveen Insured Municipal Bond Fund
A Shares at NAV	8.34%	3.33%	4.75%
A Shares at Offer	3.78%	2.45%	4.30%
Standard & Poor’s (S&P) Insured National Municipal Bond Index[1]	9.34%	4.24%	5.93%
Lipper Insured Municipal Debt Funds Average[2]	8.58%	3.03%	4.57%
Barclays Capital Insured Municipal Bond Index[3]	8.01%	4.38%	5.92%
Nuveen Intermediate Duration Municipal Bond Fund
A Shares at NAV	9.24%	3.77%	4.73%
A Shares at Offer	6.02%	3.14%	4.41%
Standard & Poor’s (S&P) Intermediate National Municipal Bond Index[1]	7.67%	4.88%	5.75%
Lipper Intermediate Municipal Debt Funds Average[2]	7.33%	3.67%	4.63%
Barclays Capital 7-Year Municipal Bond Index[3]	6.04%	4.88%	5.69%
Nuveen Limited Term Municipal Bond Fund
A Shares at NAV	5.73%	3.67%	4.26%
A Shares at Offer	3.10%	3.14%	3.99%
Standard & Poor’s (S&P) Short-Intermediate National Municipal Bond Index[1]	5.18%	4.51%	4.91%
Lipper Short-Intermediate Municipal Debt Funds Average[2]	5.08%	3.35%	4.02%
Barclays Capital 5-Year Municipal Bond Index[3]	5.51%	4.80%	5.29%

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a maximum 4.20% sales charge. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

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The driving factor behind our favorable relative performance during the past year was the Fund’s significant allocation to bonds with increased credit risk. At period end, about 13% of the Fund’s net assets were allocated to BBB-rated bonds and another 19% was in A-rated bonds. Although we gradually moderated our BBB exposure as the year progressed, our sizeable allocation to these lower-investment grade bonds proved to be a positive during the past year. In contrast, our exposure to pre-refunded bonds was a hindrance. At period end, approximately 9% of the portfolio was invested in these short-maturity, high-quality securities. Because longer-dated, lower-rated bonds benefited the most from market conditions, our positioning in these weaker-performing pre-refunded bonds was a source of some underperformance.

What strategies did you use to manage the Funds? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used in previous years. Nuveen municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen High Yield Municipal Bond Fund

The Fund experienced significant new investment activity during the past year, and because of the strong market conditions, it turned out to be a very opportune time to have substantial additional assets to invest. Throughout the period, but especially early on, we found a lot of bonds with credit ratings of A and below that we felt were in solid financial shape but selling for undeservedly low prices. In other words, after conducting thorough research, we believed these securities were not nearly as risky as the market did, and we saw the opportunity to capture unusually high levels of long-term income at an attractive price for our shareholders. We invested in a number of bonds priced at sharp discounts and offering very high yields ranging from 7% to 10%, believing that the risk/reward tradeoff was in our favor. This approach worked well for the Fund as the period progressed and these bonds saw their prices recover much of their lost value.

New purchases took place in a variety of sectors, including IDR bonds. Because IDR bonds tend to be backed by corporate revenues, they are generally sensitive to economic cycles — a favorable trait in an improving economy. Differing levels of investor participation in the corporate and municipal bond markets provided us with an unusual investment opportunity — namely, that a corporate-backed tax-exempt IDR bond was sometimes selling for a better price than a comparable security in the taxable corporate bond market. This situation made no sense from an economic standpoint, but it reflected the highly unusual market conditions seen early in the reporting period. For example, we purchased high-yielding municipal bonds backed by a major brewery, a well-known airline, a leading American auto company and several chemical makers. In all of these cases, we had confidence in the long-term financial position of the issuers but, because of investors’ extreme risk aversion, had an opportunity to buy the securities at an extremely low price. As the prospects for the economy and investor sentiment improved, these corporate-backed municipal bonds ended up performing very well.

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We were also actively adding to our health care exposure. Health care is typically a big area of emphasis for the Fund, and we have great confidence in Nuveen’s credit research team to help us find the right issuers to invest in. Credit quality can vary greatly from one hospital to another — this magnifies the importance of research because there is great potential to be rewarded for the right choices and penalized for the wrong ones. It is a labor-intensive process that was especially worthwhile during the past year, when many hospital bonds were offering exceptionally high yields relative to their risk. While hospital bonds bounced back with the rest of the municipal market during the period, they did not benefit to the same extent as other sectors because of a large amount of supply. As the period closed, we saw some signs that this excess supply was diminishing, and we were optimistic about the long-term performance potential of our health care additions to the portfolio.

By period end, market conditions had normalized and bond prices no longer seemed unreasonably low to us. We were, however, still finding opportunities to buy bonds offering good value, as credit spreads were still wider than their historical average.

Nuveen All-American Municipal Bond Fund

Prior to the reporting period, we had invested in a variety of lower-rated bonds that we believed offered a compelling tradeoff between their return potential and credit risk. We felt these bonds were priced far too low relative to the opportunities they provided. This positioning hampered performance for a time, but the strategy was very helpful during the twelve-month reporting period. As investors returned to the municipal market and became less risk averse, bonds with more credit risk generally outperformed their higher-quality counterparts.

Early in the period, we selectively bought IDR bonds, which as a group performed very well. We felt that investors’ extreme risk aversion was tarnishing the entire group and their bonds were priced too low, even though many issuers were financially solid. Especially in the first part of the period, we focused on essential-service bonds, which help fund projects that are vital to their communities. Because of their critical nature, we felt that waste management, electric utility and water/sewer bonds would fare better in tough economic times. In fact, these were among the first bonds to see their prices recover when investors returned to the tax-exempt bond market.

As market conditions steadily improved, we shifted our focus to new areas. For example, we found significant potential in the health care sector and made a number of A-rated and BBB-rated purchases offering good risk/reward tradeoffs. In all, these bonds performed well for the Fund and added to our results during the period.

Toward period end, we were emphasizing lower-rated bonds, whose performance potential we felt remained better than that of higher-rated issues. Credit spreads on lower-rated bonds, while tighter than at their late-2008 peak, remained wider than normal and still attractive compared to higher-rated bonds. At the same time, with the market’s recovery, we felt it was important to be selective. Many of our purchases were of lower-investment-grade rated bonds, though we also added to certain non-rated and BB-rated bonds when we felt comfortable in the soundness of their underlying credit quality.

8	Nuveen Investments

Nuveen Insured Municipal Bond Fund

The Fund’s duration was slightly shorter than our internal target, meaning that we had less sensitivity than we desired to falling interest rates. To increase duration, we added longer-term bonds to the portfolio when we found suitable opportunities to do so. Many of our purchases were of essential-service bonds with maturity dates of 20 years and longer. We also purchased bonds of AA-rated health care issuers, as well as some higher-education bonds issued by large, financially stable university borrowers. In all of these cases, our purchases were designed to accomplish two goals — maintain the Fund’s high credit quality and achieve our desired level of interest-rate exposure.

As a result of the “credit crunch” that began in 2007 and that led to the financial crisis that peaked in late 2008, the financial strength ratings assigned to most municipal bond insurers have been downgraded by the primary ratings agencies. These ratings downgrades generally have reduced, and any additional ratings downgrades may further reduce, the effective rating of many of the bonds insured by those bond insurers, including bonds held by the Fund. This in turn has sharply reduced, and in some cases may have eliminated, the value provided by such insurance. Nonetheless, the Fund’s holdings continue to be well diversified and, on the whole, the underlying credit quality of its holdings are of medium to high quality. It is important to note that municipal bonds historically have had a very low rate of default.

In the final months of the period, it became more challenging to find AAA-rated insured municipal bonds we wished to add to the portfolio. In the wake of the municipal bond market’s 2008 and early 2009 downturn, many municipal bond insurance companies saw their credit ratings downgraded. In recent years, insured bond issuance made up roughly half of the tax-exempt bond market. Following these downgrades, however, insured issuance was closer to just 10% of the market. With AAA-rated insured debt relatively scarce, we shifted our focus to high-quality uninsured bonds, emphasizing AA-rated bonds in particular. See page ten for more information about a relevant change in the Fund’s investment policy that took place during the period.

Nuveen Intermediate Duration Municipal Bond Fund

New purchases for the Fund took place in a variety of sectors. We added modestly to our health care exposure, favoring higher-quality hospitals. We also focused on utility and other essential-service bonds that we believed could continue to meet their debt obligations regardless of broader economic cycles. Finally, we took advantage of opportunities among airport issuers and a variety of tax-backed bonds.

With these purchases, we emphasized longer bonds while maintaining the Fund’s desired duration. Many of these bonds had maturities of around ten years, while some had maturities of 20 years and longer. Because of the steep yield curve — meaning that longer bonds were providing significantly higher yields than shorter bonds — this focus on longer-dated securities enabled us to capture additional income for the portfolio. To balance these longer bonds and keep our duration close to our target, we maintained considerable holdings in shorter-maturity bonds. This “barbelled” approach — an overweighting on both ends of the yield curve — enabled us to maintain the Fund’s optimal duration yet position the portfolio to benefit if the gap between short- and long-term interest rates continues to narrow, as we expect.

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Many of our purchases were medium-rated investment grade bonds, the level of credit quality that we believe offered a particularly good tradeoff between risk and reward. Prices on higher-rated issues rose to the point where value became difficult to find. In addition, many A-rated bonds are followed less closely by investors and analysts, a situation we believe enables us to uncover attractive opportunities through diligent credit research.

Funds for our new purchases came from several sources, including the sale of pre-refunded bonds — whose appreciation prospects we felt were relatively limited — the proceeds of bond calls or maturities, and new investment activity into the Fund during the year.

Nuveen Limited Term Municipal Bond Fund

Significant interest in municipal bonds on the part of investors resulted in healthy new inflows of assets into the Fund during the past year, enabling us to take advantage of good opportunities in the marketplace. We sought to maintain the portfolio’s short duration while also taking advantage of the higher yields offered by longer bonds. We bought a variety of bonds with maturities ranging from five to ten years — fairly long for the limited-term investment universe — while balancing those out with extremely short bonds.

Lower-rated bonds with shorter maturities saw much tighter credit spreads than their longer-maturity counterparts. In other words, these securities did not offer as much additional income potential, and we were quick to trim our exposure to these lower-rated bonds. While we did buy some of these short bonds when we saw favorable opportunities to do so, we generally felt we weren’t being compensated well for shorter-dated issues. Instead, we concentrated on A-rated bonds and to a lesser extent on more-highly-rated issues, and we emphasized essential-service bonds for what we felt was their increased reliability in challenging economic conditions. We also continued to find opportunities in IDR bonds, especially among investor-owned utilities.

Recent Changes to Investment Policies of Nuveen Insured Funds

During the twelve-month reporting period, the Nuveen Insured Municipal Bond Fund’s investment policy provided under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. In addition, the Fund invested at least 80% of its net assets in municipal securities that are rated at least AA at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security), or municipal bonds backed by an escrow or trust account containing sufficient U.S government or U.S government agency securities or U.S Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest.

Effective April 29, 2010, the Fund’s investment policy provides under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. In addition, under normal circumstances, the municipal securities in which the Fund invests will be, at the time of purchase, (i) rated BBB/Baa or better by an Nationally Recognized Statistical Rating Organization (NRSRO) or covered by insurance from insurers with a claims-paying ability rated BBB/Baa or better by an NRSRO; (ii) unrated, but judged

10	Nuveen Investments

to be of comparable quality by the Fund’s investment adviser; or (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. government agency securities to ensure timely payment of principal and interest.

The Fund’s Board of Trustees approved these changes in response to the continuing challenges faced by municipal bond insurers. The changes to the Fund’s investment policies are intended to increase the Fund’s investment flexibility in pursuing its investment objective, while retaining the insured nature of its portfolio.

Dividend Information

During the reporting period, all share classes of the Nuveen All-American Municipal Bond Fund saw their dividends increase in August 2009 and February 2010, and the Fund’s Class I Shares also experienced a dividend increase in November 2009. All share classes of the Nuveen High Yield Municipal Bond Fund saw a dividend reduction in August 2009. The Fund’s Class B and C Shares experienced dividend cuts as well in May 2009, November 2009 and February 2010, while the Class I-Share dividend went up in November 2009. The Nuveen Intermediate Duration Municipal Bond Fund’s Class I Shares saw a dividend increase in November 2009, while all share classes of the Nuveen Limited Term Municipal Bond Fund had dividend cuts in August 2009, November 2009 and February 2010. There were no dividend changes to the Nuveen Insured Municipal Bond Fund.

Effective April 1, 2010, each Fund began declaring dividends from its tax-exempt net investment income daily. Each Fund will continue to pay such dividends monthly, and Fund shareholders will begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent. See Notes to Financial Statements, Footnote 1 — Dividends and Distributions to Shareholders for more information.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of April 30, 2010, all of the Funds except the Nuveen High Yield Municipal Bond Fund and the Nuveen Limited Term Municipal Bond Fund had positive UNII balances for both tax purposes and financial reporting purposes. The Nuveen High Yield Municipal Bond Fund had a positive UNII balance for tax purposes and a negative UNII balance for financial reporting purposes. The Nuveen Limited Term Municipal Bond Fund had a zero UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

Nuveen Investments	11

Nuveen High Yield Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen All-American Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with their respective Standard & Poor’s (S&P) and Barclays Capital Index. Returns would be different for the other share classes. The Standard & Poor’s (S&P) High Yield Municipal Bond Index contains all bonds in the S&P National Municipal Bond Index that are non-rated or whose ratings are BB+ S&P and /or BA-1 Moody’s or lower. This index does not contain bonds that are pre-refunded or are escrowed to maturity. The S&P National Municipal Bond Index is an unleveraged, market value weighted index designed to measure the performance of the investment-grade municipal bond market. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Barclays Capital High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds rated below BBB/Baa while the Barclays Capital Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.2%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

12	Nuveen Investments

Nuveen Insured Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Intermediate Duration Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The Index Comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with their respective Standard & Poor’s (S&P) and Barclays Capital Index. Returns would be different for the other share classes. The Standard & Poor’s (S&P) Insured National Municipal Bond Index contains all bonds in the S&P National Municipal Bond Index that are insured. This index does not contain bonds that are pre-refunded or are escrowed to maturity. The S&P Intermediate National Municipal Bond Index contains all bonds in the S&P National Municipal Bond Index that mature between 3 and 14.999 years. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Barclays Capital Insured Municipal Bond Index is an unmanaged index composed of all the insured bonds in the Barclays Capital Municipal Bond Index with a maturity of at least one year and ratings of AAA/Aaa while the Barclays Capital 7-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.2% for the Nuveen Insured Municipal Bond Fund and 3.0% for Nuveen Intermediate Duration Municipal Bond Fund) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	13

Nuveen Limited Term Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparison shows the change in value of a $10,000 investment in the Class A Shares of the Nuveen Limited Term Municipal Bond Fund compared with the Standard & Poor’s (S&P) Short-Intermediate National Municipal Bond Index and the Barclays Capital 5-Year Municipal Bond Index. Returns would be different for the other share classes. The Standard & Poor’s (S&P) Short-Intermediate Municipal Bond Index contains all bonds in the S&P National Municipal Bond Index that mature between 1 and 7.999 years. This index does not reflect any initial or ongoing expenses and is not available for direct investment. The Barclays Capital 5-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Limited Term Municipal Bond Fund returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (2.5%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

14	Nuveen Investments

Fund Spotlight as of 4/30/10  Nuveen High Yield Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	NHMAX	NHMBX	NHMCX	NHMRX
NAV	$15.53	$15.51	$15.51	$15.52
Latest Dividend[1]	$0.0890	$0.0795	$0.0820	$0.0915
Latest Ordinary Income Distribution[2]	$0.0046	$0.0046	$0.0046	$0.0046
Inception Date	6/07/99	6/07/99	6/07/99	6/07/99

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 4/30/10
A Shares	NAV	Offer
1-Year	31.50%	25.96%
5-Year	-0.74%	-1.59%
10-Year	4.42%	3.97%
B Shares	w/o CDSC	w/CDSC
1-Year	30.40%	26.40%
5-Year	-1.50%	-1.65%
10-Year	3.79%	3.79%
C Shares	NAV
1-Year	30.73%
5-Year	-1.29%
10-Year	3.85%
I Shares	NAV
1-Year	31.66%
5-Year	-0.57%
10-Year	4.61%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	6.88%	6.59%
30-Day Yield[3]	6.74%	—
SEC 30-Day Yield[3,4]	—	6.45%
Taxable-Equivalent Yield[4,5]	9.36%	8.96%
B Shares	NAV
Dividend Yield[3]	6.15%
30-Day Yield[3]	5.96%
Taxable-Equivalent Yield[5]	8.28%
C Shares	NAV
Dividend Yield[3]	6.34%
30-Day Yield[3]	6.20%
Taxable-Equivalent Yield[5]	8.61%
I Shares	NAV
Dividend Yield[3]	7.07%
SEC 30-Day Yield[3]	6.95%
Taxable-Equivalent Yield[5]	9.65%

Average Annual Total Returns as of 3/31/10
A Shares	NAV	Offer
1-Year	36.04%	30.36%
5-Year	-0.81%	-1.66%
10-Year	4.18%	3.73%
B Shares	w/o CDSC	w/CDSC
1-Year	35.02%	31.02%
5-Year	-1.57%	-1.72%
10-Year	3.56%	3.56%
C Shares	NAV
1-Year	35.28%
5-Year	-1.37%
10-Year	3.60%
I Shares	NAV
1-Year	36.21%
5-Year	-0.64%
10-Year	4.37%

Portfolio Statistics
Net Assets ($000)	$4,897,570
Average Effective Maturity on Securities (Years)	22.63
Average Duration	10.07

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.89%
Class B	1.64%
Class C	1.44%
Class I	0.69%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid May 3, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended April 30, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – Dividends and Distributions for further information.

2	Paid December 4, 2009. Ordinary income is subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Nuveen Investments	15

Fund Spotlight as of 4/30/10 Nuveen High Yield Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

Portfolio Composition[1]
Tax Obligation/Limited	24.6%
Health Care	23.4%
Education and Civic Organizations	9.0%
Transportation	8.1%
Utilities	7.0%
Industrials	4.4%
Materials	4.3%
Consumer Staples	4.1%
Consumer Discretionary	4.1%
Other	11.0%

States/U.S. Territories[1]
California	12.4%
Florida	10.5%
Texas	9.8%
Illinois	8.5%
Colorado	5.9%
Ohio	3.7%
Michigan	3.5%
New Jersey	2.9%
Arizona	2.8%
Tennessee	2.8%
New York	2.7%
Louisiana	2.6%
Indiana	2.6%
Alabama	2.2%
Missouri	1.9%
Oklahoma	1.9%
Virginia	1.9%
Georgia	1.8%
Other	19.6%

1	As a percentage of total investments, excluding investments in derivatives, as of April 30, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (11/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/10)	$1,080.50	$1,076.00	$1,077.70	$1,081.60	$1,020.38	$1,016.66	$1,017.65	$1,021.37
Expenses Incurred During Period	$4.59	$8.44	$7.42	$3.56	$4.46	$8.20	$7.20	$3.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .89%, 1.64%, 1.44% and .69% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16	Nuveen Investments

Fund Spotlight as of 4/30/10 Nuveen All-American Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FLAAX	FAAMX	FAACX	FAARX
NAV	$10.63	$10.66	$10.63	$10.67
Latest Dividend[1]	$0.0460	$0.0400	$0.0415	$0.0480
Inception Date	10/03/88	2/05/97	6/02/93	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 4/30/10
A Shares	NAV	Offer
1-Year	17.36%	12.41%
5-Year	3.98%	3.10%
10-Year	5.30%	4.85%
B Shares	w/o CDSC	w/CDSC
1-Year	16.49%	12.49%
5-Year	3.21%	3.04%
10-Year	4.66%	4.66%
C Shares	NAV
1-Year	16.62%
5-Year	3.39%
10-Year	4.72%
I Shares	NAV
1-Year	17.52%
5-Year	4.15%
10-Year	5.50%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[2]	5.19%	4.97%
30-Day Yield[2]	4.77%	—
SEC 30-Day Yield[2,3]	—	4.56%
Taxable-Equivalent Yield[3,4]	6.63%	6.33%
B Shares	NAV
Dividend Yield[2]	4.50%
30-Day Yield[2]	4.00%
Taxable-Equivalent Yield[4]	5.56%
C Shares	NAV
Dividend Yield[2]	4.68%
30-Day Yield[2]	4.22%
Taxable-Equivalent Yield[4]	5.86%
I Shares	NAV
Dividend Yield[2]	5.40%
SEC 30-Day Yield[2]	4.98%
Taxable-Equivalent Yield[4]	6.92%

Average Annual Total Returns as of 3/31/10
A Shares	NAV	Offer
1-Year	19.27%	14.24%
5-Year	4.02%	3.13%
10-Year	5.10%	4.65%
B Shares	w/o CDSC	w/CDSC
1-Year	18.38%	14.38%
5-Year	3.24%	3.07%
10-Year	4.47%	4.47%
C Shares	NAV
1-Year	18.51%
5-Year	3.43%
10-Year	4.53%
I Shares	NAV
1-Year	19.54%
5-Year	4.23%
10-Year	5.32%

Portfolio Statistics
Net Assets ($000)	$553,080
Average Effective Maturity on Securities (Years)	17.04
Average Duration	6.77

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.80%
Class B	1.54%
Class C	1.35%
Class I	0.60%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid May 3, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended April 30, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – Dividends and Distributions for further information.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Nuveen Investments	17

Fund Spotlight as of 4/30/10 Nuveen All-American Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

Portfolio Composition[1]
Tax Obligation/Limited	23.8%
Health Care	20.4%
Utilities	16.6%
Education and Civic Organizations	7.8%
Tax Obligation/General	5.9%
Transportation	4.7%
U.S. Guaranteed	3.8%
Consumer Staples	3.5%
Other	13.5%

States/U.S. Territories[1]
Illinois	9.5%
California	9.0%
New York	6.3%
Florida	6.1%
Texas	5.7%
Louisiana	5.4%
New Jersey	4.5%
Wisconsin	4.0%
Indiana	3.6%
Colorado	3.2%
Michigan	3.1%
Massachusetts	2.8%
Alabama	2.6%
New Hampshire	2.4%
Tennessee	2.4%
South Carolina	2.2%
Georgia	2.1%
Kentucky	2.0%
Puerto Rico	1.7%
Connecticut	1.5%
Other	19.9%

1	As a percentage of total investments, excluding investments in derivatives, as of April 30, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (11/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/10)	$1,051.80	$1,047.10	$1,048.10	$1,051.80	$1,020.98	$1,017.26	$1,018.25	$1,021.97
Expenses Incurred During Period	$3.92	$7.72	$6.70	$2.90	$3.86	$7.60	$6.61	$2.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .77%, 1.52%, 1.32% and .57% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18	Nuveen Investments

Fund Spotlight as of 4/30/10 Nuveen Insured Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	NMBIX	NMBBX	NMBKX	NITNX
NAV	$10.39	$10.42	$10.34	$10.38
Latest Dividend[1]	$0.0375	$0.0310	$0.0325	$0.0390
Latest Ordinary Income Distribution[2]	$0.0002	$0.0002	$0.0002	$0.0002
Inception Date	9/06/94	2/04/97	9/07/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 4/30/10
A Shares	NAV	Offer
1-Year	8.34%	3.78%
5-Year	3.33%	2.45%
10-Year	4.75%	4.30%
B Shares	w/o CDSC	w/CDSC
1-Year	7.61%	3.61%
5-Year	2.57%	2.40%
10-Year	4.12%	4.12%
C Shares	NAV
1-Year	7.86%
5-Year	2.78%
10-Year	4.19%
I Shares	NAV
1-Year	8.65%
5-Year	3.55%
10-Year	4.97%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.33%	4.15%
30-Day Yield[3]	3.48%	—
SEC 30-Day Yield[3,4]	—	3.33%
Taxable-Equivalent Yield[4,5]	4.83%	4.63%
B Shares	NAV
Dividend Yield[3]	3.57%
30-Day Yield[3]	2.73%
Taxable-Equivalent Yield[5]	3.79%
C Shares	NAV
Dividend Yield[3]	3.77%
30-Day Yield[3]	2.94%
Taxable-Equivalent Yield[5]	4.08%
I Shares	NAV
Dividend Yield[3]	4.51%
SEC 30-Day Yield[3]	3.68%
Taxable-Equivalent Yield[5]	5.11%

Average Annual Total Returns as of 3/31/10
A Shares	NAV	Offer
1-Year	9.05%	4.50%
5-Year	3.41%	2.52%
10-Year	4.58%	4.13%
B Shares	w/o CDSC	w/CDSC
1-Year	8.31%	4.31%
5-Year	2.65%	2.48%
10-Year	3.97%	3.97%
C Shares	NAV
1-Year	8.46%
5-Year	2.86%
10-Year	4.02%
I Shares	NAV
1-Year	9.36%
5-Year	3.63%
10-Year	4.80%

Portfolio Statistics
Net Assets ($000)	$863,453
Average Effective Maturity on Securities (Years)	16.25
Average Duration	6.01

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.79%
Class B	1.53%
Class C	1.34%
Class I	0.59%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus

1	Paid May 3, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended April 30, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – Dividends and Distributions for further information.

2	Paid December 4, 2009. Ordinary income is subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Nuveen Investments	19

Fund Spotlight as of 4/30/10 Nuveen Insured Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

Portfolio Composition[1]
Tax Obligation/Limited	19.4%
Transportation	18.0%
U.S. Guaranteed	16.3%
Tax Obligation/General	14.8%
Health Care	7.6%
Education and Civic Organizations	6.7%
Utilities	6.2%
Water and Sewer	5.8%
Other	5.2%

States/U.S. Territories[1]
California	15.8%
Texas	9.8%
Washington	8.3%
Indiana	5.8%
Georgia	4.4%
Illinois	4.4%
Florida	4.1%
New York	3.6%
Michigan	3.3%
Massachusetts	3.2%
Ohio	2.9%
New Jersey	2.8%
Colorado	2.8%
Pennsylvania	2.8%
Missouri	2.5%
Louisiana	2.2%
Alabama	2.1%
Other	19.2%

Insurers[2,4]
NPFG[3]	34.7%
AGM	22.1%
FGIC	21.7%
AMBAC	16.6%
Other	4.9%

1	As a percentage of total investments as of April 30, 2010. Holdings are subject to change.

2	As a percentage of total Insured investments as of April 30, 2010. Holdings are subject to change.

3	MBIA’s public finance subsidiary.

4	The Fund intends to invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – Insurance, for more information. As of April 30, 2010, the Fund includes 85% (as a % of total investments) of Insured securities.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (11/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/10)	$1,033.00	$1,029.00	$1,030.10	$1,033.90	$1,020.93	$1,017.16	$1,018.20	$1,021.92
Expenses Incurred During Period	$3.93	$7.75	$6.69	$2.92	$3.91	$7.70	$6.66	$2.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .78%, 1.54%, 1.33% and .58% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20	Nuveen Investments

Fund Spotlight as of 4/30/10 Nuveen Intermediate Duration Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	NMBAX	NUMBX	NNSCX	NUVBX
NAV	$8.98	$9.01	$9.01	$9.00
Latest Dividend[1]	$0.0280	$0.0225	$0.0240	$0.0295
Latest Ordinary Income Distribution[2]	$0.0020	$0.0020	$0.0020	$0.0020
Inception Date	6/13/95	2/07/97	6/13/95	11/29/76

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 3.0% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 4/30/10
A Shares	NAV	Offer
1-Year	9.24%	6.02%
5-Year	3.77%	3.14%
10-Year	4.73%	4.41%
B Shares	w/o CDSC	w/CDSC
1-Year	8.40%	4.40%
5-Year	3.01%	2.83%
10-Year	4.12%	4.12%
C Shares	NAV
1-Year	8.62%
5-Year	3.21%
10-Year	4.17%
I Shares	NAV
1-Year	9.41%
5-Year	3.98%
10-Year	4.95%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	3.74%	3.63%
30-Day Yield[3]	2.79%	—
SEC 30-Day Yield[4,5]	—	2.70%
Taxable-Equivalent Yield[4,5]	3.88%	3.75%
B Shares	NAV
Dividend Yield[3]	3.00%
30-Day Yield[3]	2.04%
Taxable-Equivalent Yield[5]	2.83%
C Shares	NAV
Dividend Yield[3]	3.20%
30-Day Yield[3]	2.25%
Taxable-Equivalent Yield[5]	3.13%
I Shares	NAV
Dividend Yield[3]	3.93%
SEC 30-Day Yield[3]	2.99%
Taxable-Equivalent Yield[5]	4.15%

Average Annual Total Returns as of 3/31/10
A Shares	NAV	Offer
1-Year	10.73%	7.39%
5-Year	3.90%	3.27%
10-Year	4.58%	4.26%
B Shares	w/o CDSC	w/CDSC
1-Year	9.87%	5.87%
5-Year	3.12%	2.94%
10-Year	3.95%	3.95%
C Shares	NAV
1-Year	10.09%
5-Year	3.35%
10-Year	4.02%
I Shares	NAV
1-Year	10.88%
5-Year	4.12%
10-Year	4.78%

Portfolio Statistics
Net Assets ($000)	$2,529,737
Average Effective Maturity on Securities (Years)	8.60
Average Duration	4.36

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.76%
Class B	1.51%
Class C	1.31%
Class I	0.56%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid May 3, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended April 30, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly . See Notes to Financial Statements, Footnote 1 – Dividends and Distributions for further information.

2	Paid December 4, 2009. Ordinary income is subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Nuveen Investments	21

Fund Spotlight as of 4/30/10 Nuveen Intermediate Duration Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

Portfolio Composition[1]
Tax Obligation/Limited	25.0%
Health Care	15.6%
Tax Obligation/General	15.1%
US Guaranteed	11.9%
Utilities	11.7%
Transportation	6.2%
Consumer Staples	5.8%
Other	8.7%

States/U.S. Territories[1]
New York	10.5%
Illinois	7.4%
California	7.4%
Texas	6.9%
Massachusetts	5.9%
Florida	5.9%
New Jersey	5.4%
Michigan	5.1%
Louisiana	3.7%
Wisconsin	3.4%
Puerto Rico	2.9%
Missouri	2.7%
Colorado	2.6%
Ohio	2.4%
Pennsylvania	2.4%
Alabama	2.4%
Washington	2.2%
District of Columbia	2.2%
Other	18.6%

1	As a percentage of total investments, excluding investments in derivatives, as of April 30, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (11/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/10)	$1,035.30	$1,031.40	$1,032.40	$1,036.30	$1,021.12	$1,017.41	$1,018.40	$1,022.12
Expenses Incurred During Period	$3.73	$7.50	$6.50	$2.73	$3.71	$7.45	$6.46	$2.71

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .74%, 1.49%, 1.29% and .54% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	Nuveen Investments

Fund Spotlight as of 4/30/10 Nuveen Limited Term Municipal Bond Fund

Quick Facts
	A Shares	C Shares	I Shares
Fund Symbol	FLTDX	FLTCX	FLTRX
NAV	$10.85	$10.82	$10.79
Latest Dividend[1]	$0.0265	$0.0235	$0.0280
Latest Ordinary Income Distribution[2]	$0.0014	$0.0014	$0.0014
Inception Date	10/19/87	12/01/95	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 2.5% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 4/30/10

A Shares	NAV	Offer
1-Year	5.73%	3.10%
5-Year	3.67%	3.14%
10-Year	4.26%	3.99%

C Shares	NAV
1-Year	5.39%
5-Year	3.31%
10-Year	3.90%

I Shares	NAV
1-Year	5.94%
5-Year	3.87%
10-Year	4.46%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	2.93%	2.86%
30-Day Yield[3]	1.90%	—
SEC 30-Day Yield[3,4]	—	1.85%
Taxable-Equivalent Yield[4,5]	2.64%	2.57%

C Shares	NAV
Dividend Yield[3]	2.61%
30-Day Yield[3]	1.56%
Taxable-Equivalent Yield[5]	2.17%

I Shares	NAV
Dividend Yield[3]	3.11%
SEC 30-Day Yield[3]	2.11%
Taxable-Equivalent Yield[5]	2.93%

Average Annual Total Returns as of 3/31/10

A Shares	NAV	Offer
1-Year	6.20%	3.54%
5-Year	3.76%	3.24%
10-Year	4.18%	3.92%

C Shares	NAV
1-Year	5.96%
5-Year	3.40%
10-Year	3.83%

I Shares	NAV
1-Year	6.51%
5-Year	3.95%
10-Year	4.39%

Portfolio Statistics
Net Assets ($000)	$2,205,183
Average Effective Maturity on Securities (Years)	4.82
Average Duration	3.48

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.72%
Class C	1.07%
Class I	0.52%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid May 3, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended April 30, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – Dividends and Distributions for further information.

2	Paid December 4, 2009. Ordinary income is subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Nuveen Investments	23

Fund Spotlight as of 4/30/10 Nuveen Limited Term Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

Portfolio Composition[1]
Tax Obligation/Limited	21.4%
Tax Obligation/General	21.2%
Utilities	13.2%
Health Care	11.9%
U.S. Guaranteed	9.3%
Education and Civic Organizations	7.9%
Transportation	5.3%
Other	9.8%

States/U.S. Territories1

New York	8.3%
Pennsylvania	7.6%
California	6.5%
Texas	6.4%
Illinois	5.8%
Florida	5.6%
New Jersey	4.9%
Massachusetts	4.6%
Maryland	3.6%
Washington	3.0%
Arizona	3.0%
Michigan	2.8%
Georgia	2.5%
Ohio	2.2%
North Carolina	2.2%
Indiana	2.1%
Colorado	2.1%
Tennessee	2.0%
Virginia	2.0%
Wisconsin	1.9%
Connecticut	1.7%
Other	19.2%

1	As a percentage of total investments as of April 30, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/10)	$1,027.60	$1,026.00	$1,028.60	$1,021.32	$1,019.59	$1,022.32
Expenses Incurred During Period	$3.52	$5.27	$2.51	$3.51	$5.26	$2.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .70%, 1.05% and .50% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Municipal Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen High Yield Municipal Bond Fund, Nuveen All-American Municipal Bond Fund, Nuveen Insured Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund, and Nuveen Limited Term Municipal Bond Fund (each a series of the Nuveen Municipal Trust, hereafter referred to as the “Funds”) at April 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

June 25, 2010

Nuveen Investments	25

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	National – 0.0%

$1,554	MMA Financial Mutlifamily Securitization Trust, Class B Certificates, Series 2005B, 9.000%, 7/01/40 (Mandatory put 7/01/10) (Alternative Minimum Tax)	8/10 at 100.00	N/R	$1,398,294
	Alabama – 2.2%

3,195	Alabama Housing Finance Authority, Single Family Mortgage Revenue Bonds, Series 2007B, Tender Option Bond Trust 1954, 12.735%, 4/01/38 (Alternative Minimum Tax) (IF)	4/16 at 100.00	Aaa	3,255,513

15,780	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	11,360,811

24,950	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	21,971,968

8,050	Butler Industrial Development Board, Alabama, Solid Waste Disposal Revenue Bonds, Georgia Pacific Corporation, Series 2004, 5.750%, 9/01/28 (Alternative Minimum Tax)	9/14 at 100.00	BB–	7,497,368

4,315	Courtland Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, International Paper Company, Refunding Series 2006A, 5.000%, 8/01/27 (Alternative Minimum Tax)	8/11 at 100.00	BBB	3,871,893

2,500	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	2,307,700

5,025	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB	4,662,296

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
3,000	5.250%, 1/01/12	No Opt. Call	BBB	2,871,150
1,950	5.250%, 1/01/13	No Opt. Call	BBB	1,850,160
1,795	5.250%, 1/01/14	No Opt. Call	BBB	1,691,536
280	5.250%, 1/01/15	No Opt. Call	BBB	260,022
220	5.250%, 1/01/16	1/14 at 100.00	BBB	202,088
5,060	5.250%, 1/01/17	1/14 at 100.00	BBB	4,597,718
3,000	5.250%, 1/01/19	1/14 at 100.00	BBB	2,681,640
2,400	5.500%, 1/01/21 – AGM Insured	1/14 at 100.00	AAA	2,383,752
4,000	5.500%, 1/01/22	1/14 at 100.00	BBB	3,456,040
3,710	5.250%, 1/01/23	1/14 at 100.00	BBB	3,112,987

	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital, Series 2006:
1,635	4.750%, 3/01/26	3/16 at 100.00	Baa2	1,456,556
3,025	4.750%, 3/01/36	3/16 at 100.00	Baa2	2,521,005

8,600	Phenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, MeadWestvaco Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)	5/12 at 100.00	BBB	7,961,708

	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001A:
10	7.650%, 1/01/11 (4)	No Opt. Call	N/R	7,281
2,365	8.125%, 1/01/21 (4)	1/11 at 102.00	N/R	1,723,872
1,420	8.250%, 1/01/31 (4)	1/11 at 102.00	N/R	1,035,492

2,630	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001B, 7.250%, 1/01/06 (4)	No Opt. Call	N/R	1,914,640

1,500	Selma Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2000B, 6.700%, 3/01/24	3/12 at 100.00	BBB	1,515,795

	Sylacauga Health Care Authority, Alabama, Revenue Bonds, Coosa Valley Medical Center, Series 2005A:
2,000	6.000%, 8/01/25	8/15 at 100.00	N/R	1,764,560
13,045	6.000%, 8/01/35	8/15 at 100.00	N/R	10,652,156
125,460	Total Alabama			108,587,707

26	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)		Value

	Alaska – 0.1%

$1,000	Alaska Municipal Bond Bank Authority, Revenue Bonds, Series 2009, 5.750%, 9/01/33	9/18 at 100.00	Aa3		$1,071,660

	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
2,000	5.000%, 6/01/32	6/14 at 100.00	Baa3		1,577,940
50	5.000%, 6/01/46	6/14 at 100.00	Baa3		33,612
3,050	Total Alaska				2,683,212
	Arizona – 2.9%

	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health System, Tender Option Bond Trust 2008-1097:
2,590	12.792%, 1/01/31 (IF)	1/18 at 100.00	A+		2,704,219
315	12.540%, 1/01/35 (IF)	1/18 at 100.00	A+		299,593
740	12.113%, 1/01/35 (IF)	1/18 at 100.00	A+		703,807
185	12.113%, 1/01/35 (IF)	1/18 at 100.00	A+		175,952
4,355	11.243%, 1/01/35 (IF)	1/18 at 100.00	A+		4,141,997

711	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/10 at 102.00	N/R		726,230

	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005:
1,400	4.625%, 12/01/26	12/15 at 100.00	BBB		1,280,888
1,185	4.625%, 12/01/27	12/15 at 100.00	BBB		1,072,129
1,700	4.700%, 12/01/28	12/15 at 100.00	BBB		1,553,953
345	4.750%, 12/01/29	12/15 at 100.00	BBB		316,130
1,835	4.750%, 12/01/30	12/15 at 100.00	BBB		1,675,025

20,000	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Privado Park Apartments Project, Series 2006A, 5.250%, 11/01/41 (Mandatory put 11/01/11) (Alternative Minimum Tax)	5/10 at 100.00	N/R		19,512,400

6,720	Maricopa County Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)	1/11 at 103.00	CC		5,386,013

1,720	Maricopa County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Rainbow Valley Landfill Project, Series 1999A, 7.500%, 12/01/20 (Alternative Minimum Tax)	6/10 at 100.00	N/R		1,655,276

1,195	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/15)	4/15 at 100.00	N/R	(5)	1,395,461

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	7/16 at 100.00	N/R		352,044

4,790	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Tender Option Bond Trust 3525, 17.546%, 7/01/39 (IF)	7/19 at 100.00	AAA		5,597,211

	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
195	6.375%, 11/01/13	11/11 at 103.00	N/R		198,015
790	7.250%, 11/01/23	11/11 at 103.00	N/R		790,198
1,710	7.500%, 11/01/33	11/11 at 103.00	N/R		1,711,727

	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B:
3,935	0.000%, 7/01/28 – FGIC Insured	No Opt. Call	AA+		3,760,561
7,985	0.000%, 7/01/29 – FGIC Insured	No Opt. Call	AA+		7,588,545

3,745	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc. Project, Series 2010, 6.625%, 4/01/40	4/20 at 100.00	N/R		3,787,281

2,430	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Franklin Phonetic Charter School, Series 2006, 5.750%, 7/01/36	7/16 at 100.00	N/R		1,952,286

550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–		516,461

Nuveen Investments	27

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006:
$450	6.000%, 6/01/16	No Opt. Call	N/R	$423,518
1,240	6.250%, 6/01/26	6/16 at 100.00	N/R	1,048,408
3,000	6.375%, 6/01/36	6/16 at 100.00	N/R	2,399,310

3,500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	No Opt. Call	N/R	3,716,580

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BB	195,135
475	6.000%, 6/01/36	6/16 at 100.00	BB	320,791

3,165	Pima County Industrial Development Authority, Arizona, Lease Revenue Bonds, Clark County Detention Facility Project, Trust 2835, 15.978%, 9/01/39 (IF)	3/18 at 100.00	Aa1	3,107,935

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
60	5.250%, 12/01/22	No Opt. Call	A	59,822
80	5.250%, 12/01/28	No Opt. Call	A	77,235
8,120	5.500%, 12/01/29	No Opt. Call	A	8,004,696
8,100	5.000%, 12/01/32	No Opt. Call	A	7,384,365
20,550	5.000%, 12/01/37	No Opt. Call	A	18,325,668

	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
3,000	4.700%, 4/01/22	4/14 at 100.00	N/R	2,713,920
5,425	4.900%, 4/01/32	4/17 at 100.00	N/R	4,559,279

	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A:
1,620	5.850%, 9/01/24	9/14 at 100.00	BBB–	1,547,262
1,035	6.125%, 9/01/34	9/14 at 100.00	BBB–	978,127

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
100	5.200%, 7/01/13	No Opt. Call	N/R	98,158
498	5.400%, 7/01/15	No Opt. Call	N/R	479,285
700	5.500%, 7/01/16	No Opt. Call	N/R	665,154
7,916	5.750%, 7/01/22	7/16 at 100.00	N/R	6,879,004
9,790	6.000%, 7/01/30	7/16 at 100.00	N/R	7,952,809

1,435	Winslow Industrial Development Authority, Arizona, Hospital Revenue Bonds, Winslow Memorial Hospital, Series 1998, 5.500%, 6/01/22	6/10 at 100.00	N/R	1,268,770
152,055	Total Arizona			141,058,633
	Arkansas – 0.5%

1,555	Calhoun County, Arkansas, Solid Waste Disposal Revenue Bonds, Georgia Pacific Corporation Project, Series 2001, 6.375%, 11/01/26 (Alternative Minimum Tax)	11/11 at 101.00	Ba3	1,552,636

23,480	Little River County, Arkansas, Revenue Refunding Bonds, Georgia-Pacific Corporation, Series 1998, 5.600%, 10/01/26 (Alternative Minimum Tax)	10/10 at 100.00	Ba3	21,834,522
25,035	Total Arkansas			23,387,158
	California – 12.5%

	American Canyon Financing Authority, California, Infrastructure Revenue Bonds, American Canyon Road East AD, Series 2005:
2,000	5.000%, 9/02/30	9/14 at 102.00	N/R	1,632,840
3,390	5.100%, 9/02/35	9/14 at 102.00	N/R	2,711,661

2,370	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Tender Option Bond Trust 3145, 18.663%, 5/01/45 – AGM Insured (IF)	5/19 at 100.00	AAA	2,451,007

255	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	No Opt. Call	N/R	179,331

28	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,500	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%, 8/01/32 – AMBAC Insured	8/12 at 100.00	N/R	$1,999,550

	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2009, Trust 2985-1:
1,085	17.124%, 4/01/31 (IF)	4/17 at 100.00	AA	1,233,515
1,250	17.180%, 4/01/34 (IF)	4/18 at 100.00	AA	1,398,050
2,445	17.174%, 4/01/34 (IF)	4/18 at 100.00	AA	2,734,586
325	17.055%, 4/01/34 (IF)	4/18 at 100.00	AA	363,110
2,185	17.180%, 4/01/39 (IF)	4/18 at 100.00	AA	2,437,936
500	17.180%, 4/01/39 (IF)	4/18 at 100.00	AA	557,880
1,250	17.180%, 4/01/39 (IF)	4/18 at 100.00	AA	1,394,700
2,325	17.154%, 4/01/39 (IF)	4/18 at 100.00	AA	2,594,142
1,250	19.175%, 4/01/43 (IF)	4/18 at 100.00	AA	1,607,350
1,000	17.679%, 4/01/47 (IF)	4/18 at 100.00	AA	1,116,520
1,250	17.380%, 4/01/47 (IF)	4/18 at 100.00	AA	1,395,650

1,050	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2008A, 6.875%, 9/01/36	9/16 at 100.00	N/R	1,014,615

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8C, Series 2007E, 6.250%, 9/01/38	No Opt. Call	N/R	962,710

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,455	5.500%, 9/01/24	9/14 at 102.00	N/R	1,362,986
1,875	5.800%, 9/01/35	9/14 at 102.00	N/R	1,719,319

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A:
1,730	5.600%, 9/01/25	9/15 at 102.00	N/R	1,517,262
2,315	5.650%, 9/01/30	9/15 at 102.00	N/R	1,961,222
2,500	5.700%, 9/01/35	9/15 at 102.00	N/R	2,074,700

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005B:
930	5.350%, 9/01/28	9/15 at 102.00	N/R	825,217
1,390	5.400%, 9/01/35	9/15 at 102.00	N/R	1,193,802

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005C:
855	5.500%, 9/01/29	9/14 at 102.00	N/R	768,500
2,065	5.500%, 9/01/35	9/14 at 102.00	N/R	1,800,721

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2006B:
685	5.000%, 9/01/27	9/10 at 102.00	N/R	553,316
1,000	5.050%, 9/01/37	9/10 at 102.00	N/R	752,120

3,260	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/32	8/17 at 102.00	N/R	2,758,156

4,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 0.000%, 6/01/21	12/18 at 100.00	Baa3	3,883,320

7,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	6/15 at 100.00	BBB	4,986,660

2,500	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 3144, 17.928%, 10/01/38 (IF)	10/18 at 100.00	AA+	3,022,250

4,955	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 3526, 17.546%, 10/01/39 (IF)	10/18 at 100.00	AA+	5,975,829

1,600	California Enterprise Development Authority, Sewer Facilities Revenue, Anheuser-Busch Project, Senior Lien Series 2007, 5.300%, 9/01/47 (Alternative Minimum Tax)	9/12 at 100.00	BBB+	1,520,272

Nuveen Investments	29

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,950	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15 (11)	5/10 at 100.00	N/R	$2,610,318

5,400	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2007M, Trust 1022, 8.631%, 2/01/30 (Alternative Minimum Tax) (IF)	2/17 at 100.00	A	3,694,572

20,250	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39	2/19 at 100.00	Baa2	18,379,305

2,600	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BBB–	2,261,376

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
1,000	6.750%, 10/01/28	No Opt. Call	N/R	971,750
1,000	7.000%, 10/01/39	No Opt. Call	N/R	968,500

1,040	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.500%, 11/01/39	11/19 at 100.00	Baa1	1,106,144

	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
1,000	5.000%, 2/01/21	2/17 at 100.00	Baa2	964,450
2,500	5.250%, 2/01/27	2/17 at 100.00	Baa2	2,353,675

1,980	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1989, 6.750%, 9/01/19 (Alternative Minimum Tax)	9/10 at 100.00	Baa3	1,988,098

9,000	California Pollution Control Financing Authority, Solid Waste Revenue Bonds, Keller Canyon Landfill Company, Series 1992, 6.875%, 11/01/27 (Alternative Minimum Tax)	5/10 at 100.00	BBB	9,009,450

3,505	California Rural Home Mortage Finance Authority, Home Buyers Fund, Single Family Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2007E, 6.100%, 2/01/46 (Alternative Minimum Tax)	2/17 at 105.00	Aaa	3,625,958

4,100	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009I-1, 6.375%, 11/01/34	11/19 at 100.00	A2	4,405,163

	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1:
1,030	5.750%, 3/01/30	3/20 at 100.00	A2	1,059,520
3,500	6.000%, 3/01/35	3/20 at 100.00	A2	3,655,610

4,650	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB–	4,649,721

40,600	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)	No Opt. Call	BB	25,416,402

500	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center Project, Series 2007, 5.375%, 12/01/37	12/17 at 100.00	Baa1	390,255

2,625	California Statewide Communitities Development Authority, School Facility Revenue Bonds, Aspire Public Schools, Series 2010, 6.000%, 7/01/40	1/19 at 100.00	N/R	2,599,459

	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007:
425	9.125%, 6/01/13	No Opt. Call	N/R	427,563
1,000	5.625%, 6/01/33	6/17 at 102.00	N/R	838,630

2,000	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2010A, 7.500%, 6/01/42	6/19 at 100.00	N/R	2,042,000

615	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	7/11 at 100.00	N/R	539,220

490	California Statewide Community Development Authority, Revenue Bonds, Brentwood Infrastructure Program, Series 2005A, 5.200%, 9/02/25	9/10 at 100.00	N/R	423,556

30	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,500	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2007A, 5.500%, 11/01/38	No Opt. Call	N/R	$1,241,280

	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007:
600	5.000%, 8/15/39 – NPFG Insured	8/17 at 100.00	A	503,940
5,390	5.000%, 8/15/47	8/17 at 100.00	BBB+	4,408,265

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
6,215	5.250%, 7/01/30	7/15 at 100.00	BBB	5,686,911
590	5.250%, 7/01/35	7/15 at 100.00	BBB	523,778

750	California Statewide Community Development Authority, Revenue Bonds, Drew School, Series 2007, 5.300%, 10/01/37	10/15 at 102.00	N/R	581,955

2,925	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	2,946,265

	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006:
2,425	5.000%, 11/01/21	11/16 at 100.00	N/R	2,096,243
1,300	5.000%, 11/01/25	11/16 at 100.00	N/R	1,059,591
800	5.000%, 11/01/29	11/16 at 100.00	N/R	619,168

3,640	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Trust 2635, 17.164%, 4/01/31 – BHAC Insured (IF)	4/17 at 100.00	AA+	3,955,297

480	California Statewide Community Development Authority, Revenue Bonds, Live Oak School, Series 2000, 6.250%, 10/01/12	No Opt. Call	N/R	496,584

4,405	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	3,258,775

8,330	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	A+	7,791,632

9,795	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 13.294%, 11/15/48 (IF)	5/18 at 100.00	Aa3	8,127,499

	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102:
3,750	17.440%, 11/15/42 (IF)	11/16 at 100.00	Aa3	2,577,375
1,585	17.430%, 11/15/43 (IF)	11/15 at 100.00	Aa3	1,175,531
4,625	18.444%, 11/15/46 (IF)	11/16 at 100.00	Aa3	3,721,830
6,555	18.449%, 11/15/48 (IF)	5/18 at 100.00	Aa3	5,214,503

1,010	California Statewide Community Development Authority, Subordinate Lien Multifamily Housing Revenue Bonds, Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	N/R	954,147

4,500	California, General Obligation Bonds, Tender Option Bond Trust 3162, 19.363%, 3/01/40 – AGM Insured (IF)	3/20 at 100.00	AAA	5,434,200

	California, General Obligation Bonds, Various Purpose Series 2009:
4,000	6.000%, 11/01/39	11/19 at 100.00	A1	4,385,240
3,635	5.500%, 11/01/39	11/19 at 100.00	A1	3,773,930

4,260	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 4, Series 2006, 4.500%, 10/01/41 – AMBAC Insured	10/17 at 100.00	A–	3,376,093

	Chino, California, Community Facilities District 03-3 Improvement Area 2 Special Tax Bonds, Series 2006:
1,000	5.000%, 9/01/26	3/16 at 100.00	N/R	800,400
5,310	5.000%, 9/01/31	3/16 at 100.00	N/R	4,040,963
2,000	5.000%, 9/01/36	3/16 at 100.00	N/R	1,465,020

4,290	Corona, California, Special Tax Bonds, Community Facilities District 2002-1, Dos Lagos, Series 2005A, 5.050%, 9/01/34	9/15 at 100.00	N/R	3,261,558

2,800	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.389%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AAA	2,979,872

Nuveen Investments	31

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	California (continued)

$5,000	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, Tender Option Bond Trust 2010-3171, 17.683%, 8/01/39 – AGC Insured (IF)	8/19 at 100.00	AAA	$5,116,200

410	Eastern Municipal Water District, California, Community Facility District No 2005-38 Improvement Area A, Special Tax Bonds, Series 2006, 5.200%, 9/01/36	9/10 at 102.00	N/R	342,276

5,150	El Dorado County, California, Special Tax Bonds, Blackstone Community Facilities District 2005-1, Series 2005, 5.250%, 9/01/35	9/14 at 102.00	N/R	3,943,201

	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007:
7,280	5.200%, 9/01/27	9/15 at 102.00	N/R	5,330,780
15,800	5.250%, 9/01/37	9/15 at 102.00	N/R	10,620,760

2,000	Etiwanda School District, California, Coyote Canyon Community Facilties District 2004-1 Improvement Area 2 Special Tax Bonds, Series 2009, 6.625%, 9/01/39	9/19 at 100.00	N/R	2,031,040

3,000	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	2,875,470

2,610	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	1,990,908

7,575	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 3107, 17.273%, 6/01/45 – AMBAC Insured (IF)	6/15 at 100.00	AA+	6,272,403

31,935	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured (UB)	6/15 at 100.00	A2	29,232,341

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,835	5.000%, 6/01/33	6/17 at 100.00	BBB	3,132,236
35,990	5.750%, 6/01/47	6/17 at 100.00	BBB	27,742,142
20,400	5.125%, 6/01/47	6/17 at 100.00	BBB	14,247,156

585	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/13 at 100.00	N/R	479,729

120	Hesperia, California, Improvement Act of 1915, Assessment District, 91-1, Joshua West Main Street, Series 1992, 8.500%, 9/02/24	9/10 at 100.00	N/R	123,746

	Independent Cities Lease Finance Authority, California, Revenue Bonds, El Granada Mobile Home Park, Series 2004A:
640	6.000%, 5/15/34	5/14 at 100.00	N/R	606,522
790	6.125%, 5/15/38	5/14 at 100.00	N/R	752,949
2,500	6.450%, 5/15/44	5/14 at 100.00	N/R	2,408,100

3,345	Independent Cities Lease Finance Authority, California, Second Senior Subordinate Lien Revenue Bonds, Caritas Affordable Housing Project Mobile Home Park, Series 2005C, 7.000%, 9/01/40	9/15 at 100.00	N/R	3,122,825

1,015	Independent Cities Lease Finance Authority, California, Subordinate Lien Revenue Bonds, El Granada Mobile Home Park, Series 2004B, 6.500%, 5/15/44	5/14 at 100.00	N/R	940,814

	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2005:
2,050	5.100%, 9/01/30	9/15 at 102.00	N/R	1,586,516
3,825	5.150%, 9/01/35	9/15 at 102.00	N/R	2,867,105

	Indio, California, Special Tax Bonds, Community Facilities District 2006-1 Sonora Wells, Series 2006:
630	5.050%, 9/01/26	9/16 at 100.00	N/R	489,416
1,830	5.125%, 9/01/36	9/16 at 100.00	N/R	1,309,420

2,500	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.375%, 10/01/33	10/13 at 102.00	N/R	2,424,550

32	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,345	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Series 2009B, 6.875%, 9/01/38	9/10 at 102.00	N/R	$1,342,323

1,200	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area A, Canyon Hills, Series 2004A, 5.950%, 9/01/34	9/13 at 102.00	N/R	1,119,744

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2, Canyon Hills Improvement Area B, Series 2006A:
3,000	5.100%, 9/01/26	9/14 at 100.00	N/R	2,567,340
6,750	5.150%, 9/01/36	9/14 at 100.00	N/R	5,413,838

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 1, Series 2005:
1,195	5.250%, 9/01/30	9/15 at 102.00	N/R	1,008,652
1,225	5.250%, 9/01/35	9/15 at 102.00	N/R	1,002,026

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 2, Series 2006:
910	5.200%, 9/01/26	9/14 at 100.00	N/R	779,643
4,660	5.250%, 9/01/37	9/14 at 100.00	N/R	3,686,293

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006A:
980	5.200%, 9/01/26	9/12 at 102.00	N/R	848,406
1,100	5.350%, 9/01/36	9/12 at 102.00	N/R	910,052

5,500	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-2 Improvement Area A, Series 2005A, 5.450%, 9/01/36	9/12 at 102.00	N/R	4,506,480

2,000	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District of Mountain House, Series 2002, 6.375%, 9/01/32	9/12 at 101.00	N/R	1,911,660

2,000	Lancaster Redevelopment Agency, California, Combined Project Areas Housing Programs, Tax Allocation Bonds, Series 2009, 6.875%, 8/01/34	8/19 at 100.00	A	2,235,580

1,180	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	6/13 at 100.00	N/R	1,150,087

4,050	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 3, Series 2004, 5.950%, 9/01/34	9/13 at 102.00	N/R	3,352,023

630	Lincoln, California, Community Facility District 2006-1 Area 2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	N/R	492,969

2,460	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/21	12/15 at 100.00	BBB	2,380,050

6,770	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	No Opt. Call	N/R	5,349,383

	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B:
1,875	17.125%, 5/15/35 (IF)	5/20 at 100.00	AA	2,083,613
4,550	17.747%, 5/15/40 (IF)	5/20 at 100.00	AA	4,953,494

2,500	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B–	2,520,200

1,000	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Refunding Bonds, Los Angeles International, Delta Airlines Inc., Series 1996, 6.350%, 11/01/25	5/10 at 100.00	N/R	946,320

2,500	Los Angeles, California, Wastewater System Revenue Bonds, Tender Option Bond Trust 2009-2W, 20.188%, 6/01/34 (IF)	6/19 at 100.00	AA	3,620,500

	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006:
625	5.200%, 9/01/26	9/15 at 100.00	N/R	524,494
1,000	5.250%, 9/01/36	9/15 at 100.00	N/R	783,780

Nuveen Investments	33

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	California (continued)

$5	Merced Irrigation District, California, Revenue Certificates of Participation, Electric System Project, Series 2003, 5.700%, 9/01/36	9/13 at 102.00	Baa3	$4,574

	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006:
1,270	5.250%, 9/01/26	9/14 at 103.00	N/R	1,046,950
1,245	5.300%, 9/01/36	9/10 at 103.00	N/R	955,861

	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Moorpark Highlands Project, Series 2006:
1,795	5.250%, 9/01/26	9/16 at 100.00	N/R	1,538,728
5,270	5.300%, 9/01/38	9/16 at 100.00	N/R	4,211,942

220	Moreno Valley Unified School District, Riverside County, California, Community Facilities District 2005-2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/15 at 101.00	N/R	186,085

615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	472,394

	Moreno Valley, California, Community Facilities District 5, Special Tax Bonds, Series 2007:
1,010	5.000%, 9/01/27	9/17 at 100.00	N/R	808,020
1,325	5.000%, 9/01/37	9/17 at 100.00	N/R	982,315

	M-S-R Energy Authority, Gas Revenue Bonds, California, Citigroup Prepay Contracts, Series 2009A:
3,700	7.000%, 11/01/34	No Opt. Call	A	4,374,880
22,050	6.500%, 11/01/39	No Opt. Call	A	24,487,187

2,300	M-S-R Energy Authority, Gas Revenue Bonds, California, Citigroup Prepay Contracts, Series 2009C, 7.000%, 11/01/34	No Opt. Call	A	2,719,520

840	Multifamily Housing Revenue Bond Pass-Through Certificates, California, Series 2001-17, Stanford Arms Seniors Apartments 01-P2, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	12/11 at 100.00	N/R	790,902

	Murrieta Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-4, Series 2006B:
365	5.375%, 9/01/26	9/16 at 100.00	N/R	311,246
550	5.450%, 9/01/38	9/16 at 100.00	N/R	439,043

1,300	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	9/12 at 100.00	N/R	1,112,761

	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A:
675	5.000%, 9/01/19	9/15 at 101.00	N/R	626,312
915	5.150%, 9/01/22	9/15 at 101.00	N/R	813,344
1,015	5.250%, 9/01/24	9/15 at 101.00	N/R	894,276
1,755	5.400%, 9/01/35	9/15 at 101.00	N/R	1,460,265

1,765	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa2	1,849,667

5,000	Peralta Community College District, Alameda County, California, General Obligation Bonds, Series 2009, Trust 3019, 17.380%, 8/01/37 – AGM Insured (IF)	8/17 at 100.00	AAA	5,413,000

570	Perris, California, Community Facilities District 2001-1 Improvement Area 5-A Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/10 at 102.00	N/R	440,137

	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,290	5.100%, 9/01/30	9/15 at 102.00	N/R	965,075
2,475	5.150%, 9/01/35	9/15 at 102.00	N/R	1,788,782

	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Villages of Avalon, Series 2005:
515	5.000%, 9/01/24	9/12 at 102.00	N/R	452,803
1,500	5.100%, 9/01/28	9/12 at 102.00	N/R	1,289,715
1,050	5.150%, 9/01/32	9/12 at 102.00	N/R	884,079

34	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,365	Perris, California, Special Tax Bonds, Community Facilities District 2004-3, Monument Ranch Improvement Area 2, Series 2005A, 5.300%, 9/01/35	9/15 at 102.00	N/R	$1,065,191

2,000	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/11 at 102.00	N/R	1,893,620

1,455	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AX, 5.000%, 2/01/41	2/17 at 100.00	BBB–	1,154,790

1,285	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	2/12 at 100.00	BBB–	1,084,514

3,575	Port of Oakland, California, Revenue Bonds, Series 2000K, 5.875%, 11/01/30 – FGIC Insured	5/10 at 100.00	A	3,575,286

1,000	Poway Unified School District, San Diego County, California, Community Facilities District 14, Del Sur, Special Tax Bonds, 5.250%, 9/01/36	9/10 at 103.00	N/R	835,610

	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007:
1,000	5.000%, 12/15/26	12/12 at 100.00	Baa1	886,970
1,750	5.000%, 12/15/33	12/12 at 100.00	Baa1	1,472,170

2,000	Riverside County Community Facilities District 05-8 Scott Road, California, Special Tax Bonds, Series 2008, 7.250%, 9/01/38	9/10 at 103.00	N/R	1,994,940

2,150	Riverside Unified School District, California, Community Facilities District 24 Special Tax Bonds, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	1,744,962

2,955	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Series 2009, Trust 3017, 17.307%, 8/01/30 – AGC Insured (IF)	8/15 at 100.00	AAA	3,178,103

	Riverside, California, Improvement Bond Act of 1915, Special Assessment Bonds, Hunter Park Assessment District, Series 2006:
2,000	5.100%, 9/02/26	9/16 at 101.00	N/R	1,711,540
1,500	5.200%, 9/02/36	9/16 at 101.00	N/R	1,196,775

	Riverside, California, Special Tax Bonds, Community Facilities District 92-1 – Sycamore Canyon Business Park, Series 2005A:
1,000	5.125%, 9/01/25	9/15 at 101.00	N/R	852,960
2,000	5.300%, 9/01/34	9/15 at 101.00	N/R	1,627,840

3,500	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Westpark, Series 2005, 5.200%, 9/01/36	9/15 at 100.00	N/R	2,846,865

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2006:
235	5.000%, 9/01/18	3/14 at 103.00	N/R	220,916
645	5.100%, 9/01/20	9/16 at 100.00	N/R	591,852
2,370	5.200%, 9/01/26	9/16 at 100.00	N/R	2,062,493
3,255	5.250%, 9/01/37	9/16 at 100.00	N/R	2,659,563

7,145	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	5,907,415

	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2006:
1,000	5.125%, 9/01/26	9/16 at 100.00	N/R	862,770
7,085	5.250%, 9/01/36	9/16 at 100.00	N/R	5,806,299

8,955	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	7,780,820

1,000	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	A	954,880

2,935	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.460%, 8/01/39 (IF)	8/19 at 100.00	Aa2	3,823,894

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	8/15 at 41.62	N/R	354,929
3,020	0.000%, 8/01/34	8/15 at 32.64	N/R	578,692

Nuveen Investments	35

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	California (continued)

$900	San Jacinto Unified School District, Riverside County, California, Community Facilities District 2006-1 Special Tax Bonds, Infrastructure Projects, Series 2006, 5.200%, 9/01/36	9/16 at 100.00	N/R	$691,308

5,110	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 3030, 17.078%, 9/01/38 – NPFG Insured (IF)	9/17 at 100.00	AA+	5,308,575

	Santa Ana Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 2004-1, Central Park Project, Series 2005:
1,180	4.950%, 9/01/25	9/15 at 100.00	N/R	933,250
1,050	5.050%, 9/01/30	9/15 at 100.00	N/R	796,131
2,320	5.100%, 9/01/35	9/15 at 100.00	N/R	1,700,560

6,065	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	9/10 at 100.00	N/R	5,000,047

2,500	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	3/15 at 103.00	N/R	1,812,600

900	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36	12/16 at 100.00	N/R	542,592

22,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/36	6/17 at 34.85	N/R	2,258,080

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
4,000	5.375%, 6/01/38	6/15 at 100.00	BBB	3,311,200
500	5.500%, 6/01/45	6/15 at 100.00	BBB	371,420

1,180	Tulare Local Health Care District, California, Revenue Bonds, Series 2007, 5.200%, 11/01/32	11/17 at 100.00	N/R	1,049,610

2,415	Val Verde Unified School District Financing Authority, California, Special Tax Revenue, Junior Lien Refunding Series 2003, 6.250%, 10/01/28	10/13 at 102.00	N/R	2,409,615

4,021	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	N/R	3,485,282

1,000	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39	9/14 at 105.00	N/R	1,064,610

2,640	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009B, 10.000%, 9/01/32	9/14 at 105.00	N/R	2,758,510

	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B:
1,100	6.750%, 9/01/30	9/13 at 103.00	N/R	980,958
3,400	7.000%, 9/01/38	9/13 at 103.00	N/R	3,020,526

7,500	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	5,811,825

3,900	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	3,076,944

2,400	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	9/10 at 100.00	N/R	2,196,408

1,000	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.000%, 9/01/34 – SYNCORA GTY Insured	No Opt. Call	BBB	861,370

	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diablo Grande Community Facilities District 1, Series 2005:
1,000	5.625%, 9/01/24	9/13 at 102.00	N/R	612,920
3,755	5.800%, 9/01/31	9/13 at 102.00	N/R	2,109,409

700	Westside Union School District, California, Community Facilities District 2005-3 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	565,516

36	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)		Value

	California (continued)

$4,600	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	9/15 at 100.00	N/R		$3,335,184

	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005:
2,575	5.000%, 9/01/23	3/15 at 100.00	N/R		2,050,910
7,270	5.125%, 9/01/35	3/15 at 100.00	N/R		5,177,839
732,011	Total California				614,116,621
	Colorado – 6.0%

	Adonea Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005A:
3,000	6.125%, 12/01/25	12/15 at 100.00	N/R		2,478,150
5,380	6.250%, 12/01/35	12/15 at 100.00	N/R		4,053,400

625	Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R		440,644

19,375	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2005, 6.750%, 12/01/35	12/15 at 100.00	N/R		14,058,500

3,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R		3,206,315

4,250	Arkansas River Power Authority, Colorado, Power Improvement Bonds, Series 2008, 6.000%, 10/01/40	10/18 at 100.00	BBB		4,291,650

2,515	Bell Mountain Ranch Consolidated Metropolitan District, Colorado, Subordinate Refunding and Improvement Bonds, Series 2003, 7.900%, 11/15/23	No Opt. Call	N/R		2,563,263

1,675	BNC Metropolitan District 1, Colorado, General Obligation Bonds, Series 2004, 8.050%, 12/01/34	12/14 at 101.00	N/R		1,612,556

920	Bradburn Metropolitan District 3, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		813,344

1,015	Bradburn Metropolitan District 3, Westminster, Adams County, Colorado, General Obligation Limited Tax Refunding Bonds, Series 2010, 7.500%, 12/01/39	12/13 at 102.00	N/R		1,015,000

4,545	Bromley Park Metropolitan District 2, Brighton, Colorado, General Obligation Bonds, Refunding Series 2007A, 5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R		3,312,805

1,425	Buckley Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		889,357

5	Buffalo Ridge Metropolitan District, Colorado, Limited Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		4,924

270	Canterberry Crossing Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 6.500%, 12/01/35 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R	(5)	300,794

	Castle Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2005:
745	6.000%, 12/01/25	12/15 at 100.00	N/R		607,250
1,428	6.125%, 12/01/35	12/15 at 100.00	N/R		1,087,022

6,620	Central Marksheffel Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2004, 7.250%, 12/01/29	12/14 at 100.00	N/R		6,474,757

1,170	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Carbon Valley Academy, Series 2006, 5.625%, 12/01/36	12/16 at 100.00	N/R		944,834

3,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cesar Chavez Academy, Series 2003, 8.000%, 5/01/34	5/14 at 101.00	N/R		2,721,331

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R		443,765

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Compass for Lifelong Discovery Charter School, Series 1999A:
225	6.125%, 7/01/12	7/10 at 100.00	N/R		228,346
1,460	6.500%, 7/01/24	7/10 at 100.00	N/R		1,407,557

Nuveen Investments	37

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Elbert County Charter School, Series 2004:
$430	6.750%, 3/01/14	No Opt. Call	N/R	$443,377
730	7.250%, 3/01/24	3/14 at 100.00	N/R	741,446
1,570	7.375%, 3/01/35	3/14 at 100.00	N/R	1,580,299

440	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Excel Academy Charter School, Series 2003, 7.300%, 12/01/23 (Pre-refunded 12/01/11)	12/11 at 100.00	AAA	486,152

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A:
1,215	6.750%, 8/01/28	8/18 at 100.00	N/R	1,211,671
4,360	7.000%, 8/01/38	8/18 at 100.00	N/R	4,359,346

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006:
2,695	5.500%, 2/15/26	2/16 at 101.00	N/R	2,318,967
2,370	5.625%, 2/15/36	2/16 at 101.00	N/R	1,918,468

1,890	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Knowledge Quest Academy Charter School, Series 2005, 6.500%, 5/01/36	5/15 at 100.00	N/R	1,717,008

4,925	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pioneer ELOB Charter School, Series 2003, 7.750%, 10/15/33 (4),(11)	10/13 at 100.00	N/R	1,292,911

800	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BB+	663,744

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.500%, 5/01/36	5/16 at 102.00	N/R	3,189,367

1,970	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R	1,556,300

3,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	2,740,170

1,000	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, New Vision Charter School Series 2008A, 6.750%, 4/01/40	No Opt. Call	N/R	937,410

19,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2007A, 5.900%, 8/01/37	8/17 at 100.00	N/R	15,715,850

2,945	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	No Opt. Call	N/R	2,999,836

11,220	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, Trust 1033, 10.479%, 9/01/40 (IF)	9/16 at 100.00	AA	11,386,280

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006, Trust 1088:
8,430	13.734%, 9/01/41 (IF)	9/16 at 100.00	AA	8,537,483
2,185	13.107%, 9/01/41 (IF)	9/16 at 100.00	AA	2,212,859

6,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 14.902%, 10/01/41 – AGM Insured (IF)	4/18 at 100.00	AAA	6,491,961

1,630	Colorado Housing and Finance Authority, Multifamily Housing Revenue Senior Bonds, Castle Highlands Apartments Project, Series 2000A-1, 5.900%, 12/01/20 – AMBAC Insured (Alternative Minimum Tax)	12/10 at 100.00	N/R	1,449,282

1,310	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007, 6.200%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,149,433

2,705	Colorado Housing Finance Authority, Multifamily Housing Revenue Senior Bonds, Reserve at Northglenn Project, Series 2000-A1, Pass Through Certificates, 6.000%, 11/01/33 (Mandatory put 11/01/22) (Alternative Minimum Tax)	12/10 at 100.00	N/R	2,479,944

38	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
$4,000	5.400%, 12/01/27	12/17 at 100.00	N/R		$2,960,240
4,465	5.450%, 12/01/34	12/17 at 100.00	N/R		3,093,531

	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006:
3,000	5.850%, 12/01/26	12/16 at 100.00	N/R		2,230,890
3,980	5.950%, 12/01/36	12/16 at 100.00	N/R		2,713,803

4,130	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/36	12/16 at 100.00	N/R		2,836,567

1,935	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2006, 5.250%, 12/01/23 – SYNCORA GTY Insured	11/16 at 100.00	BBB–		1,892,643

355	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2006, 5.250%, 5/01/20 (Alternative Minimum Tax)	5/16 at 100.00	N/R		333,615

600	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R		411,720

3,665	Elbert and Highway 86 Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		2,623,334

3,447	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35	12/15 at 100.00	N/R		2,713,927

4,497	Fallbrook Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.625%, 12/01/26	12/16 at 100.00	N/R		3,483,916

1,788	Fallbrook Metropolitan District, Colorado, Limited Tax Bonds, Series 2007, 0.000%, 12/15/26	12/16 at 100.00	N/R		1,244,037

5,570	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R		5,607,598

13,250	Fort Collins, Colorado, Pollution Control Revenue Bonds, Anheuser-Busch Companies Project, Series 2007, 4.700%, 9/01/40 (UB)	3/12 at 100.00	BBB+		11,952,825

4,725	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	12/15 at 100.00	N/R		3,913,387

6,960	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R		4,728,554

825	High Point Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		634,763

1,039	Horse Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		736,215

	Huntington Trails Metropolitan District, Colorado, General Obligation Bonds, Series 2008:
1,000	6.250%, 12/01/36	12/16 at 100.00	N/R		750,830
1,695	8.250%, 12/01/37	12/16 at 100.00	N/R		1,481,786

3,645	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	No Opt. Call	N/R		3,404,722

2,307	Laredo Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		2,039,549

1,645	Liberty Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R		1,235,115

735	Maher Ranch Metropolitan District 4, Colorado, General Obligation Bonds, Series 2003, 7.875%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 102.00	N/R	(5)	906,652

2,695	Mead Western Meadows Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.750%, 12/01/36	12/17 at 100.00	N/R		1,993,761

3,500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.000%, 12/01/33	12/13 at 102.00	BBB–		3,318,315

Nuveen Investments	39

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
$1,000	5.500%, 12/01/27	12/16 at 100.00	N/R	$720,020
2,800	5.625%, 12/01/37	12/16 at 100.00	N/R	1,860,628

2,500	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-1, 144A, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R	2,585,225

1,495	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R	1,545,965

1,092	Piney Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 5.500%, 12/01/35	12/15 at 100.00	N/R	899,284

2,000	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25	6/14 at 101.00	N/R	2,007,200

	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A:
5,345	5.250%, 12/15/21	12/16 at 100.00	N/R	4,604,985
10,930	5.400%, 12/15/31	12/16 at 100.00	N/R	8,598,522

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
630	6.250%, 11/15/28	No Opt. Call	A	676,085
20,555	6.500%, 11/15/38	No Opt. Call	A	22,611,322

2,500	Reata North Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 144A, 5.500%, 12/01/32	12/17 at 100.00	N/R	1,761,625

1,955	River Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	1,504,197

1,810	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	1,265,480

1,500	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007, 4.625%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	1,276,230

1,335	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.625%, 12/01/36	12/17 at 100.00	N/R	942,270

2,550	Tabernash Meadows Water and Sanitation District, Grand County, Colorado, General Obligation Refunding Bonds, Series 2010, 7.125%, 12/01/34	12/20 at 100.00	N/R	2,581,518

500	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2004, 6.750%, 12/01/33	12/13 at 100.00	N/R	505,330

	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007:
1,040	5.100%, 12/01/26	12/16 at 100.00	N/R	940,430
1,000	5.200%, 12/01/36	12/16 at 100.00	N/R	855,480

10,797	Tollgate Crossing Metropolitan District 2, Colorado, General Obligation Bonds, Series 2004, 0.000%, 12/01/33	12/14 at 100.00	N/R	9,869,155

1,195	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	846,753

9,500	Valagua Metropolitan District, Eagle County, Coloardo, General Obligation Limited Tax Bonds, Series 2008, 7.750%, 12/01/37	12/18 at 100.00	N/R	8,596,930

	Wheatlands Metropolitan District 2, City of Aurora, Colorado, General Obligation Bonds, Subordinate Limited Tax Convertible to Unlimited Tax, Series 2008:
2,364	6.000%, 12/01/25	12/15 at 100.00	N/R	1,926,896
4,946	6.125%, 12/01/35	12/15 at 100.00	N/R	3,723,744
7,000	8.250%, 12/15/35	12/15 at 100.00	N/R	6,535,830

4,100	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 6.200%, 12/01/34	12/16 at 100.00	N/R	3,557,775

40	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
$500	6.250%, 12/01/25	12/15 at 100.00	N/R	$408,970
893	6.375%, 12/01/35	12/15 at 100.00	N/R	684,217
340,378	Total Colorado			293,669,489
	Connecticut – 1.1%

11,250	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/14 at 101.00	Ba2	12,176,438

1,000	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Connecticut Light and Power Company, Series 1993B, 5.950%, 9/01/28 (Alternative Minimum Tax)	10/12 at 100.00	Baa1	1,006,640

235	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/15 (Alternative Minimum Tax)	7/10 at 100.00	BBB	235,310

1,820	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A, 7.750%, 1/01/43	1/20 at 100.00	N/R	1,904,721

30,720	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	32,309,453

1,000	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2006A, 5.500%, 9/01/36	9/16 at 100.00	N/R	512,190

8,170	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2007A, 5.750%, 9/01/34	11/17 at 100.00	N/R	4,184,102
54,195	Total Connecticut			52,328,854
	District of Columbia – 0.5%

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
13,550	6.500%, 5/15/33	No Opt. Call	BBB	13,358,539
3,500	6.750%, 5/15/40	5/11 at 101.00	BBB	3,508,400

	District of Columbia, Hospital Revenue Bonds, Children’s Hospital Obligated Group, Tender Option Bond Trust 11839:
1,250	19.227%, 7/15/35 – AGM Insured (IF)	7/18 at 101.00	AAA	1,395,450
2,500	19.227%, 7/15/35 – AGM Insured (IF)	7/18 at 101.00	AAA	2,790,900
2,150	18.410%, 7/15/45 – AGM Insured (IF)	7/18 at 100.00	AAA	2,171,995

3,000	District of Columbia, Revenue Bonds, National Public Radio, Tender Option Bond Trust 3163, 17.420%, 4/01/43 (IF)	4/15 at 100.00	AA–	3,103,560
25,950	Total District of Columbia			26,328,844
	Florida – 10.7%

8,530	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.500%, 5/01/36	5/14 at 100.00	N/R	4,789,424

1,555	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2006-1, 5.250%, 11/01/15	No Opt. Call	N/R	855,250

	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds, Shands Hospital, Trust 2654:
14,000	0.438%, 12/01/37 – BHAC Insured (IF)	6/17 at 100.00	AA+	1,741,320
16,000	0.699%, 12/01/37 – BHAC Insured (IF)	6/17 at 100.00	AA+	1,990,080

3,920	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	3,025,417

3,215	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	5/15 at 100.00	N/R	1,819,786

5,440	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.500%, 5/01/37	5/16 at 100.00	N/R	2,724,134

Nuveen Investments	41

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$5,010	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Series 2006B, 5.200%, 5/01/14	No Opt. Call	N/R	$2,906,301

2,545	Anthem Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.800%, 5/01/36	5/15 at 101.00	N/R	1,482,513

12,540	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	9,485,131

1,395	Bahia Lakes Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.450%, 5/01/37	5/16 at 100.00	N/R	992,082

1,945	Bainebridge Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.500%, 5/01/38	5/17 at 100.00	N/R	1,278,157

15,405	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.300%, 5/01/35	5/15 at 101.00	N/R	12,410,268

19,380	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/16 at 100.00	N/R	15,641,210

1,800	Bay Laurel Center Community Development District, Marion County, Florida, Candler Hills Project, Special Assessment Bonds, Series 2006A, 5.450%, 5/01/37	5/16 at 100.00	N/R	1,378,746

7,135	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/13 at 101.00	N/R	7,059,583

3,085	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/38	5/17 at 100.00	N/R	2,711,869

1,230	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	1,239,717

3,815	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	5/16 at 100.00	N/R	2,739,590

2,045	Bloomingdale Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/36	5/15 at 101.00	N/R	1,811,175

1,680	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	1,210,188

2,920	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A2, 6.000%, 5/01/38	5/17 at 100.00	N/R	2,173,940

1,400	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	1,547,434

9,335	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Pembroke Gardens, Series 1999, 6.150%, 6/01/39 (Mandatory put 6/01/29) (Alternative Minimum Tax)	6/10 at 101.00	N/R	8,352,491

2,000	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/14 at 101.00	Ba2	2,126,000

1,475	Caribe Palm Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35	5/15 at 101.00	N/R	1,404,436

3,160	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/16 at 100.00	N/R	1,996,930

1,020	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007, 5.100%, 5/01/37	5/17 at 100.00	N/R	673,639

4,780	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	4,020,458

3,390	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	5/15 at 100.00	N/R	2,626,064

3,000	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34 (WI/DD, Settling 5/10/10)	5/13 at 101.00	N/R	2,924,460

5,930	Crosscreek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.600%, 5/01/39	5/17 at 100.00	N/R	2,846,993

42	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,025	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	6/10 at 100.00	N/R	$1,894,145

5,250	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	4,319,490

7,890	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006B, 5.000%, 5/01/11	No Opt. Call	N/R	5,915,133

3,375	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	2,671,988

4,820	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2002, 6.850%, 5/01/33	5/13 at 101.00	N/R	4,684,365

1,795	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15	No Opt. Call	N/R	1,688,413

3,950	Escambia County, Florida, Environmental Improvement Revenue Bonds, International Paper Company Projects, Series 2006B, 5.000%, 8/01/26 (Alternative Minimum Tax)	8/11 at 100.00	BBB	3,562,150

11,385	Estates at Cherry Lake Community Development District, Groveland, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.350%, 5/01/37 (4)	5/16 at 100.00	N/R	6,493,890

1,990	Flora Ridge Educational Facilities Benefit District, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,491,704

3,615	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Trust 1034, 14.572%, 7/01/26 (Alternative Minimum Tax) (IF)	1/16 at 100.00	AA+	3,688,529

8,450	Glen Saint Johns Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.250%, 5/01/38 (11)	5/16 at 100.00	N/R	4,456,699

5,600	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/17	No Opt. Call	N/R	3,748,584

2,580	Grand Hampton Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.150%, 5/01/34	5/13 at 101.00	N/R	2,374,374

1,000	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	No Opt. Call	N/R	878,950

	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
500	5.000%, 6/01/38	6/16 at 100.00	A–	462,410
5,245	5.375%, 6/01/46	6/16 at 100.00	A–	4,998,852

7,280	Harmony Community Development District, Florida, Special Assessment Bonds, Series 2001, 7.250%, 5/01/32	5/14 at 103.25	N/R	7,345,811

4,440	Hawks Point Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.300%, 5/01/39	5/17 at 100.00	N/R	2,979,906

5,500	Heritage park Community Development District, Florida, Special Assessment Revenue Bond, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	5,152,785

4,560	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.750%, 5/01/36	5/15 at 101.00	N/R	3,377,683

5,245	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 11797, 18.032%, 11/15/32 (IF)	11/16 at 100.00	AA–	5,331,333

2,600	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/17 at 100.00	BBB–	2,069,834

3,950	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Series 2004A, 5.900%, 5/01/35	5/12 at 101.00	N/R	2,839,142

520	Islands at Doral Northeast Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2004, 6.125%, 5/01/24	5/14 at 101.00	N/R	511,612

	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, The Florida Proton Therapy Institute Project, Series 2007:
3,470	6.000%, 9/01/17	No Opt. Call	N/R	3,552,239
11,095	6.250%, 9/01/27	9/17 at 100.00	N/R	11,109,978

Nuveen Investments	43

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$4,915	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	$4,659,666

2,760	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	5/15 at 100.00	N/R	2,220,089

1,140	Lake Frances Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	542,879

675	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.500%, 5/01/38 (4)	5/17 at 100.00	N/R	289,305

2,390	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.250%, 5/01/13 (4)	No Opt. Call	N/R	1,024,354

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
6,435	5.250%, 6/15/27	6/17 at 100.00	BB	5,254,371
13,120	5.375%, 6/15/37	6/17 at 100.00	BB	10,116,045

	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A:
6,800	5.000%, 4/01/32 (UB)	4/17 at 100.00	A	6,511,612
23,920	5.000%, 4/01/37 (UB)	4/17 at 100.00	A	22,536,946

347	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/17 at 100.00	N/R	248,077

6,855	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25	7/15 at 100.00	N/R	5,194,102

4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/14	No Opt. Call	N/R	2,684,980

960	Marsh Harbour Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/36	5/15 at 100.00	N/R	864,182

8,525	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	6/10 at 100.00	BB+	8,523,807

310	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 1995B, 8.050%, 12/15/25 (Alternative Minimum Tax)	6/10 at 100.00	BB+	310,146

5,600	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 11.612%, 10/01/38 – AGC Insured (Alternative Minimum Tax) (IF)	10/18 at 100.00	AAA	5,547,472

	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 11834:
3,750	17.300%, 10/01/39 – AGM Insured (IF)	10/20 at 100.00	AAA	4,166,700
2,065	17.280%, 10/01/39 – AGM Insured (IF)	10/20 at 100.00	AAA	2,294,463

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Series 2004A:
365	6.000%, 5/01/24	5/14 at 100.00	N/R	351,955
14,000	6.250%, 5/01/37	5/14 at 100.00	N/R	13,234,900

7,925	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004B, 6.500%, 5/01/37	5/14 at 100.00	N/R	7,737,970

1,330	Mira Lago West Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.375%, 5/01/36	5/15 at 101.00	N/R	1,031,096

3,665	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R	2,309,610

1,265	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	656,548

2,320	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/16	No Opt. Call	N/R	1,445,615

950	North Springs Improvement District, Broward County, Florida, Special Assessment Bonds, Parkland Golf and Country Club Area A, Series 2005-A2, 5.500%, 5/01/26	5/15 at 100.00	N/R	790,115

44	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$8,150	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	$5,606,548

2,120	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46, Series 2007B, 8.250%, 8/01/21	8/14 at 100.00	N/R	1,959,283

4,605	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	4,040,243

7,175	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	4,191,922

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
595	5.500%, 12/01/21	12/11 at 101.00	BBB–	539,838
2,200	5.625%, 12/01/31	12/11 at 101.00	BBB–	1,878,580

990	Palm Glades Community Development District, Florida, Special Assessment Bond, Series 2008A, 7.125%, 5/01/39	5/18 at 100.00	N/R	745,529

5,830	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R	4,272,749

895	Palm River Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.375%, 5/01/36 (4)	5/17 at 100.00	N/R	388,251

9,255	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/12 at 101.00	N/R	6,196,315

2,835	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/15 at 100.00	N/R	1,831,155

	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007:
840	5.875%, 5/01/22	5/17 at 100.00	N/R	766,332
675	6.000%, 5/01/37	5/17 at 100.00	N/R	587,399

1,200	Portofino Springs Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (4)	5/17 at 100.00	N/R	488,040

2,700	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (Mandatory put 11/01/24) (Alternative Minimum Tax)	1/22 at 100.00	N/R	2,263,950

4,710	Renaissance Commons Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.600%, 5/01/36	5/15 at 100.00	N/R	3,666,217

5,050	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2002A, 7.375%, 5/01/33	5/12 at 101.00	N/R	3,594,186

1,945	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2005, 5.800%, 5/01/36	No Opt. Call	N/R	1,104,001

11,840	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004, 6.250%, 5/01/36	5/12 at 101.00	N/R	4,913,008

2,835	Ridgewood Trails Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.650%, 5/01/38	5/17 at 100.00	N/R	1,491,012

	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A:
670	5.125%, 11/01/13	No Opt. Call	N/R	501,622
7,360	5.450%, 5/01/37	5/16 at 100.00	N/R	4,589,622

	Sarasota County Health Facility Authority, Florida, Revenue Bonds, Sarasota-Manatee Jewish Housing Council, Inc., Series 2007:
4,720	5.625%, 7/01/27	7/17 at 100.00	N/R	3,873,562
2,285	5.750%, 7/01/37	7/17 at 100.00	N/R	1,855,032
2,640	5.750%, 7/01/45	7/17 at 100.00	N/R	2,088,636

9,300	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/15 at 101.00	N/R	5,329,830

Nuveen Investments	45

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,310	South Kendall Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2008A, 6.750%, 11/01/38	11/16 at 100.00	N/R	$2,336,565

2,875	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Tender Option Bond Trust 3119, 17.521%, 8/15/37 (IF)	8/17 at 100.00	AA–	2,789,958

3,655	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Series 2007, Tender Option Bond Trust 11060, 17.723%, 8/15/37 (IF)	8/17 at 100.00	AA–	3,546,885

14,975	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 1117, 8.431%, 8/15/33 (IF)	8/17 at 100.00	AA–	13,458,332

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2749:
750	16.927%, 8/15/27 (IF)	8/17 at 100.00	AA–	810,390
6,250	15.414%, 8/15/29 (IF)	8/17 at 100.00	AA–	5,733,375
335	16.868%, 8/15/37 (IF)	8/17 at 100.00	AA–	325,091
495	16.887%, 8/15/42 (IF)	8/17 at 100.00	AA–	460,766

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 1030:
2,130	15.452%, 8/15/24 (IF)	8/17 at 100.00	AA–	2,335,715
3,835	15.469%, 8/15/25 (IF)	8/17 at 100.00	AA–	4,188,702

	South Miami Health Facilities Authority, Florida, Revenue Bonds, South Broward Hospital District, Tender Option Bond Trust 1122:
4,000	11.268%, 5/01/36 (IF)	5/18 at 100.00	AA–	4,011,760
800	11.268%, 5/01/36 (IF)	5/18 at 100.00	AA–	802,352

	St Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Series 2006A:
2,300	5.250%, 1/01/26	10/16 at 100.00	N/R	1,800,716
8,500	5.375%, 1/01/40	10/16 at 100.00	N/R	6,157,995

44,530	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	N/R	32,957,970

	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007:
2,150	6.550%, 5/01/27	5/18 at 100.00	N/R	1,820,749
7,775	5.250%, 5/01/39	No Opt. Call	N/R	5,416,221
14,620	6.650%, 5/01/40	5/18 at 100.00	N/R	11,712,959

10,500	Trails Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.375%, 5/01/38 (11)	5/16 at 100.00	N/R	5,655,615

	Villa Vizcaya Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007:
1,520	5.350%, 5/01/12	No Opt. Call	N/R	1,154,698
1,000	5.350%, 5/01/17	No Opt. Call	N/R	701,670
1,500	5.550%, 5/01/39	5/17 at 100.00	N/R	903,165

3,080	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	2,323,798

4,600	Waterstone Community Development District, Florida, Capitol Improvement Revenue Bonds, Series 2007B, 5.500%, 5/01/18 (4)	No Opt. Call	N/R	1,828,040

2,520	Wentworth Estates Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.625%, 5/01/37	5/15 at 100.00	N/R	831,600

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
1,350	6.000%, 5/01/23	5/13 at 101.00	N/R	1,113,305
27,395	6.125%, 5/01/35	5/13 at 101.00	N/R	20,338,596
694,017	Total Florida			522,411,640

46	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Georgia – 1.8%

$4,725	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	$4,814,539

3,000	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	3,022,290

	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
1,250	5.400%, 1/01/20	7/15 at 100.00	N/R	1,245,250
2,000	5.600%, 1/01/30	7/15 at 100.00	N/R	1,847,420

1,050	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	N/R	928,158

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
250	5.350%, 12/01/14	12/10 at 100.00	BB+	250,608
595	5.400%, 12/01/15	12/10 at 100.00	BB+	595,488
890	5.250%, 12/01/22	12/10 at 100.00	BB+	790,391
95	5.375%, 12/01/28	6/10 at 101.00	BB+	79,097

7,890	Brunswick and Glynn County Development Authority, Georgia, Revenue Refunding Bonds, Georgia Pacific Corporation, Series 1998, 5.550%, 3/01/26 (Alternative Minimum Tax)	9/10 at 100.00	Ba3	7,309,138

10,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	CCC+	11,247,075

8,580	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	CCC+	8,960,780

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
3,490	5.250%, 12/01/22	12/14 at 100.00	BBB–	3,470,770
3,310	5.000%, 12/01/26	12/14 at 100.00	BBB–	3,047,352

9,840	Effingham County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ft. James Project, Series 1998, 5.625%, 7/01/18 (Alternative Minimum Tax)	7/10 at 100.00	BB–	9,594,886

150	Effingham County Industrial Development Authority, Georgia, Pollution Control Revenue Refunding Bonds, Georgia-Pacific Project, Series 2001, 6.500%, 6/01/31	6/11 at 101.00	Ba3	150,018

6,060	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	5,836,083

	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A:
3,300	5.000%, 7/01/27	7/17 at 100.00	N/R	2,474,076
8,000	5.125%, 7/01/37	7/17 at 100.00	N/R	5,264,240
19,900	5.125%, 7/01/42	7/17 at 100.00	N/R	12,633,117

1,400	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, St. Anne’s Terrace, Series 2003, 7.625%, 12/01/33	12/13 at 102.00	N/R	1,420,748

1,000	Gainesville Redevelopment Authority, Georgia, Educational Facilities Revenue Bonds, Riverside Military Academy Project, Series 2007, 5.125%, 3/01/37	3/17 at 100.00	N/R	622,270

750	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007B, 5.000%, 3/15/17	No Opt. Call	A	767,295

1,000	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Bonds, International Paper Company, Series 2003A, 5.750%, 11/01/27 (Alternative Minimum Tax)	11/13 at 100.00	BBB	977,370
99,025	Total Georgia			87,348,459
	Guam – 0.1%

4,380	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39	No Opt. Call	B+	4,696,849

Nuveen Investments	47

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Hawaii – 0.2%

$4,240	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	$3,419,857

8,425	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 1997, 5.625%, 11/15/27	5/10 at 100.00	B	7,174,140
12,665	Total Hawaii			10,593,997
	Idaho – 0.3%

1,000	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008A, 6.000%, 6/01/38	6/18 at 100.00	BBB	978,690

5,755	Kootenai County Industrial Development Corporation, Idaho, Industrial Development Revenue Bonds, Coer d’Alene Fiber Fuels, Inc., Series 2006, 6.750%, 12/01/26	12/16 at 100.00	N/R	3,567,064

8,550	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.250%, 9/01/37	9/16 at 100.00	BBB–	7,536,911

1,675	Power County Industrial Development Corporation, Idaho, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 1999, 6.450%, 8/01/32 (Alternative Minimum Tax)	8/10 at 101.00	BBB+	1,685,971
16,980	Total Idaho			13,768,636
	Illinois – 8.5%

7,850	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/15 at 102.00	N/R	4,940,162

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 5.900%, 3/01/27	3/15 at 102.00	N/R	3,232,960

3,943	Bolingbrook, Will and DuPage Counties, Illinois, Wastewater Facilities Revenue Bonds, Crossroads Treatment LLC, Series 2005, 6.600%, 1/01/35	1/15 at 102.00	N/R	2,920,565

4,000	Bradley, Illinois, Tax Increment Bonds, Bradley Commons, Series 2007, 6.100%, 1/01/27	1/17 at 102.00	N/R	3,562,160

935	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	858,807

6,000	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004, Class A Certificates, 7.500%, 6/15/23	No Opt. Call	N/R	6,000,000

5,655	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	7/11 at 100.00	N/R	5,661,334

7,265	Chicago, Illinois, Multifamily Housing Revenue Bonds, Drexel Preservation, Series 2007, 5.270%, 6/20/48 (UB)	12/17 at 102.00	Aaa	7,354,359

900	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series 1998, 7.000%, 1/01/14	7/10 at 100.00	N/R	900,810

2,493	Crystal Lake Special Service Area 46, Illinois, Limited Tax Obligation Bonds, Series 2007, 5.750%, 3/01/36	3/17 at 100.00	N/R	1,997,815

1,500	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Series 2006, 5.850%, 5/01/26 (6),(11)	5/14 at 102.00	N/R	749,730

5,000	Gilberts, Illinois, Special Service Area 19 Special Tax Bonds, The Conservancy Project, Series 2006-1, 5.375%, 3/01/16 (4)	No Opt. Call	N/R	2,750,500

3,900	Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Series 2008, 7.000%, 1/01/28	1/18 at 102.00	N/R	3,533,790

790	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	6/12 at 100.00	BB+	806,393

4,500	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	No Opt. Call	BBB	3,981,555

8,000	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-2, 5.95%, 8/15/26	6/10 at 100.00	BBB–	7,999,120

4,870	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	11/17 at 100.00	N/R	3,821,440

48	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 2008-1098:
$1,720	12.741%, 8/15/33 – AGC Insured (IF)	8/18 at 100.00	AAA	$1,791,380
500	12.741%, 8/15/33 – AGC Insured (IF)	8/18 at 100.00	AAA	520,750
2,405	12.473%, 8/15/47 – AGC Insured (IF)	8/18 at 100.00	AAA	2,444,418
830	12.473%, 8/15/47 – AGC Insured (IF)	8/18 at 100.00	AAA	843,604
2,870	12.473%, 8/15/47 – AGC Insured (IF)	8/18 at 100.00	AAA	2,917,039

1,000	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (Alternative Minimum Tax)	12/17 at 102.00	N/R	794,650

15,910	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa1	14,899,238

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
4,170	5.000%, 4/01/31	4/16 at 100.00	Baa2	3,703,836
4,250	5.000%, 4/01/36	4/16 at 100.00	Baa2	3,664,605

3,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa2	3,304,080

	Illinois Finance Authority, Revenue Bonds, Kewanee Hospital, Series 2006:
6,400	5.000%, 8/15/26	8/16 at 100.00	N/R	5,330,432
7,400	5.100%, 8/15/31	8/16 at 100.00	N/R	5,854,806

15,645	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46 (11)	10/16 at 100.00	N/R	11,152,538

	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A:
500	5.250%, 5/15/15	No Opt. Call	N/R	496,170
2,900	5.500%, 5/15/26	5/17 at 100.00	N/R	2,512,212
350	5.400%, 5/15/38	5/12 at 100.00	N/R	275,569

1,750	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009B, 6.000%, 8/15/39	8/14 at 100.00	AA+	1,828,365

39,500	Illinois Finance Authority, Revenue Bonds, Illinois, Northwestern University, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	AAA	40,523,445

2,500	Illinois Finance Authority, Revenue Bonds, Northwestern University, Series 2009, Tender Option Bond Trust 3302, 17.691%, 12/01/42 (IF)	12/15 at 100.00	AAA	2,759,100

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A:
3,100	5.750%, 11/15/33	11/17 at 100.00	A	3,116,833
1,900	5.750%, 11/15/37	11/17 at 100.00	A	1,906,859

14,545	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	12,608,624

8,120	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	9,200,285

10,610	Illinois Finance Authority, Revenue Bonds, Rogers Park Montessori School, Series 2004, 7.125%, 11/01/34	11/14 at 102.00	N/R	9,803,428

9,040	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38 (UB)	11/18 at 100.00	A–	10,194,589

2,450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009B, 7.250%, 11/01/38 (UB)	11/18 at 100.00	A–	2,762,939

5,550	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (UB)	5/19 at 100.00	A–	6,000,938

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Tender Option Bond Trust 3089:
300	19.095%, 11/01/29 (IF)	5/19 at 100.00	A–	394,098
250	20.103%, 11/01/39 (IF)	5/19 at 100.00	A–	331,260
1,065	20.058%, 11/01/39 (IF)	5/19 at 100.00	A–	1,410,305
815	20.044%, 11/01/39 (IF)	5/19 at 100.00	A–	1,079,247
315	19.951%, 11/01/39 (IF)	5/19 at 100.00	A–	416,364
3,067	20.092%, 11/01/39 (IF)	5/19 at 100.00	A–	4,063,898

Nuveen Investments	49

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$32,775	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	$29,771,827

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
650	6.875%, 8/15/38	8/19 at 100.00	BBB	691,886
25,000	7.000%, 8/15/44	8/19 at 100.00	BBB	26,677,250

2,285	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 11783-1, 19.548%, 8/15/36 (IF)	8/19 at 100.00	AA–	2,703,612

1,990	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	1,733,171

5,040	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	No Opt. Call	Baa3	4,559,890

15	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2000, 6.000%, 5/15/10 (ETM)	No Opt. Call	Aaa	15,036

5,250	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded 5/15/12)	5/12 at 100.00	Aaa	5,736,990

2,600	Illinois Health Facilities Authority, Revenue Bonds, Smith Crossing, Series 2003A, 7.000%, 11/15/32	No Opt. Call	N/R	2,505,932

5,505	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Tender Option Bond Trust 3589, 16.566%, 4/20/41 (Alternative Minimum Tax) (IF)	4/16 at 100.00	AAA	4,913,213

24,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	19,501,440

	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2:
5,160	5.500%, 1/01/25 – ACA Insured	1/16 at 100.00	B–	3,709,524
3,000	5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	B–	2,047,710
9,425	5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	B–	6,134,356

12,431	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 4.000%, 1/01/36	7/18 at 100.00	N/R	7,696,525

3,354	Minooka, Illinois, Special Assessment Bonds, Lakewood Trails Project, Series 2003, 6.625%, 3/01/33	3/13 at 102.00	N/R	3,336,023

4,880	Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	3,980,226

5,769	Pingree Grove Village, Illinois, Special Service Area 7, Cambridge Lakes Project, Special Tax Bonds, Series 2006-1, 6.000%, 3/01/36	3/16 at 102.00	N/R	4,786,655

3,491	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R	3,222,088

5,906	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	4,896,665

2,184	Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34	3/14 at 102.00	N/R	2,069,537

3,294	Plano Special Service Area 3, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2005A, 6.100%, 3/01/35	3/15 at 102.00	N/R	3,078,638

3,750	Quad Cities Regional Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Heritage Woods of Moline SLF Project, Series 2006, 6.000%, 12/01/41	12/16 at 102.00	N/R	2,890,875

– (7)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax)	No Opt. Call	N/R	178

2,900	Rosemont, Illinois, Tax Increment Bonds, River Road Hotel Partners Project, Series 2007, 5.100%, 12/30/23	7/10 at 100.00	N/R	2,236,422

50	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Saint Charles, Kane and DuPage Counties, Illinois, Senior Lien Limited Incremental Sales Tax Revenue Bonds, Series 2008 Zylstra Project:
$2,935	6.950%, 1/01/21	1/18 at 100.00	N/R	$2,798,669
2,000	6.950%, 1/01/25	1/18 at 100.00	N/R	1,857,460

3,805	Southwestern Illinois Development Authority Local Government Program Revenue Bonds, Granite City Project, Series 2009C, 7.750%, 3/01/22	3/14 at 100.00	N/R	3,797,124

3,210	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Granite City Project, Series 2009B, 7.750%, 3/01/22	3/14 at 100.00	N/R	3,203,355

1,750	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	1,776,915

4,490	Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36 (Mandatory put 2/29/16)	3/16 at 102.00	N/R	3,523,684

2,407	Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	3/15 at 102.00	N/R	1,882,226

890	Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	1/18 at 100.00	N/R	753,705

3,295	Wheeling, Illinois, Tax Increment Revenue Bonds, North Milwaukee/Lake-Cook TIF Project, Series 2005, 6.000%, 1/01/25	1/13 at 102.00	N/R	3,023,723

3,620	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 – Woods Creek, Series 2004, 6.750%, 3/01/34	3/14 at 102.00	N/R	3,615,294

2,400	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	1,373,856

7,450	Yorkville United City, Illinois, Special Service Area 2006-113 Cannoball & Beecher Special Tax Bonds, Series 2007, 5.750%, 3/01/28	3/17 at 102.00	N/R	6,740,462

3,738	Yorkville, Illinois, Special Service Area 2004-104 Assessment Bonds, MPI Grande Reserve Project, Series 2004, 6.375%, 3/01/34	3/14 at 102.00	N/R	2,746,608

3,687	Yorkville, Illinois, Special Service Area 2005-108 Assessment Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	2,796,036
462,659	Total Illinois			418,762,190
	Indiana – 2.6%

1,800	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 7/15/14	7/12 at 103.00	N/R	1,810,890

4,520	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	B+	3,821,163

1,735	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.000%, 8/01/24	8/16 at 100.00	Baa3	1,609,421

4,560	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A, 15.682%, 10/15/19 (IF)	No Opt. Call	Aa3	5,575,466

2,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BBB–	2,516,088

	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Tender Option Bond Trust 3611:
330	18.571%, 12/01/38 (IF)	12/19 at 100.00	AA	379,276
1,460	18.351%, 12/01/38 (IF)	12/19 at 100.00	AA	1,678,007
5,000	15.451%, 12/01/38 (IF)	12/19 at 100.00	AA	5,746,600

	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2009, Trust 3301:
1,230	14.538%, 11/15/36 (IF)	11/16 at 100.00	Aa1	1,290,049
7,010	14.299%, 11/15/39 (IF)	11/16 at 100.00	Aa1	7,309,117

2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Community Foundation of Northwest Indiana, Series 2004A, 6.000%, 3/01/34	3/14 at 101.00	BBB	2,016,420

Nuveen Investments	51

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$4,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB	$3,922,680

10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	AAA	10,811,300

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Tender Option Bond Trust 11779:
4,995	20.512%, 1/01/38 – AGC Insured (IF)	1/19 at 100.00	AAA	6,800,093
6,250	19.518%, 1/01/38 – AGC Insured (IF)	1/19 at 100.00	AAA	8,278,375
310	19.518%, 1/01/38 – AGC Insured (IF)	1/19 at 100.00	AAA	410,607
2,500	19.518%, 1/01/38 – AGC Insured (IF)	1/19 at 100.00	AAA	3,311,350

1,165	Jasper County, Indiana, Economic Development Revenue Bonds, Georgia Pacific Corporation Project, Series 1997, 5.625%, 12/01/27 (Alternative Minimum Tax)	6/10 at 100.00	Ba3	1,077,380

1,350	Jasper County, Indiana, Economic Development Revenue Bonds, Georgia Pacific Corporation Project, Series 1999, 5.600%, 4/01/29 (Alternative Minimum Tax)	4/11 at 100.00	Ba3	1,240,731

330	Jasper County, Indiana, Economic Development Revenue Refunding Bonds, Georgia Pacific Corporation Project, Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax)	10/10 at 101.00	Ba3	330,584

1,750	Petersburg, Indiana, Pollution Control Revenue Bonds, Indiana Power and Light Company, Series 1996, 6.375%, 11/01/29 (Alternative Minimum Tax)	8/11 at 102.00	Baa2	1,794,013

890	Petersburg, Indiana, Pollution Control Revenue Refunding Bonds, Indianapolis Power and Light Company, Series 1991, 5.750%, 8/01/21	8/11 at 102.00	A3	912,170

1,550	Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 1/15/27	7/16 at 100.00	A	1,492,108

3,643	Portage, Indiana, Special Improvement District Revenue Bonds, Marina Shores Project, Series 2005, 6.375%, 3/01/35	3/15 at 102.00	N/R	1,905,289

	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
3,065	5.250%, 2/15/23	2/15 at 100.00	BB+	2,715,805
2,500	5.375%, 2/15/34	2/15 at 100.00	BB+	1,927,850

2,155	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	2,107,051

230	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A, 5.550%, 5/15/19	5/11 at 100.00	N/R	222,928

	Vigo County, Indiana, Hospital Authority, Union Hospital, Revenue Bonds, Series 2007:
2,000	5.700%, 9/01/37	9/17 at 100.00	N/R	1,750,560
14,000	5.750%, 9/01/42	9/17 at 100.00	N/R	12,085,500
29,500	5.800%, 9/01/47	9/17 at 100.00	N/R	25,305,985

4,540	Whitley County, Indiana, Solid Waste and Sewerage Disposal Revenue Bonds, Steel Dynamics Inc., Series 1998, 7.250%, 11/01/18 (Alternative Minimum Tax)	11/10 at 102.00	N/R	4,373,291
128,768	Total Indiana			126,528,147
	Iowa – 0.5%

12,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	9,817,800

5,935	Iowa Finance Authority, Multifamily Housing Bonds, Series 2006A, 4.600%, 7/01/41 (UB)	7/16 at 100.00	AA	5,494,741

11,055	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	BBB	8,165,112

2,250	Scott County, Iowa, Revenue Bonds, Ridgecrest Village, Series 2006, 5.250%, 11/15/27	11/16 at 100.00	N/R	1,875,578
31,240	Total Iowa			25,353,231

52	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Kansas – 0.2%

$5,650	Fredonia, Kansas, Hospital Revenue Bonds, Series 2007, 6.125%, 8/15/37	8/17 at 100.00	N/R	$5,007,482

1,750	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	1,345,505

1,000	Neosho County, Kansas, Hospital Revenue Bonds, Neosho Memorial Regional Medical Center, Series 2006A, 5.150%, 9/01/31	9/14 at 100.00	N/R	864,920

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
1,000	5.000%, 3/01/16	No Opt. Call	N/R	566,510
4,780	5.000%, 3/01/26	3/16 at 100.00	N/R	2,329,676

2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28	12/16 at 100.00	N/R	1,348,770

2,470	Wyandotte County-Kansas City Unified Government, Kansas, Multifamily Housing Revenue Bond, Crestwood Apartments Project, Series 2006, 6.950%, 6/01/37 (Alternative Minimum Tax) (4),(11)	6/11 at 102.00	N/R	506,375
19,440	Total Kansas			11,969,238
	Kentucky – 0.9%

13,500	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	No Opt. Call	Baa2	13,993,965

	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997:
500	5.800%, 10/01/12	7/10 at 100.00	BB–	495,630
2,000	5.850%, 10/01/17	10/10 at 100.00	BB–	1,886,260
6,390	5.875%, 10/01/22	10/10 at 100.00	BB–	5,686,269

1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AAA	1,098,560

	Louisville & Jefferson County Metropolitan Government, Kentucky, Revenue Bonds, Farmdale Adult Citizens Towers Inc., Series 2006A:
1,605	5.500%, 12/01/21	12/13 at 100.00	N/R	1,420,602
1,550	5.625%, 12/01/31	12/13 at 100.00	N/R	1,241,457

1,000	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa2	1,011,380

16,975	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37	2/18 at 100.00	A	17,679,123

2,190	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	2,025,246
46,710	Total Kentucky			46,538,492
	Louisiana – 2.6%

1,000	Calcasieu Parish Inc., Louisiana, Industrial Development Board Revenue Bonds, Oil Corporation Projcect, Series 2002, 6.625%, 2/01/16	4/14 at 100.00	Ba1	999,200

1,940	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2004, 5.500%, 5/01/16 (4),(11)	5/10 at 100.00	N/R	1,164,194

13,220	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005A, 5.900%, 5/01/17 (4),(11)	5/10 at 100.00	N/R	7,933,322

1,395	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005B, 5.900%, 5/01/17 (4),(11)	5/10 at 100.00	N/R	837,140

10,290	Carter Plantation Land LLC, Louisiana, 9.000%, 7/01/17 (4),(11)	5/10 at 100.00	N/R	5,206,534

100	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	99,521

Nuveen Investments	53

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$825	East Baton Rouge Parish, Louisiana, Revenue Refunding Bonds, Georgia Pacific Corporation Project, Series 1998, 5.350%, 9/01/11 (Alternative Minimum Tax)	9/10 at 100.00	Ba3	$825,066

15,000	Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, 7.450%, 3/01/24 (Alternative Minimum Tax) (12)	No Opt. Call	D	17,341,800

1,160	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/14	No Opt. Call	N/R	1,037,260

6,938	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2007, 5.250%, 7/01/17	No Opt. Call	N/R	4,192,425

26,350	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB	27,191,619

11,535	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36 (4)	9/16 at 100.00	N/R	5,793,338

2,265	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006B, 8.500%, 9/01/17 (4)	9/16 at 100.00	N/R	1,142,104

685	Louisiana Local Government Environmental Facilities and Community Development Authority, Federal Taxable Solid Waste Revenue Bonds, CWI White Oaks Landfill, Series 2007B, 9.750%, 3/01/22	3/14 at 100.00	N/R	698,700

4,215	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured (8)	No Opt. Call	N/R	4,214,536

9,800	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	8,742,090

5,800	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	4,151,524

1,050	Louisiana Local Government Environmental Facilities and Community Development Authority, Solid Waste Revenue Bonds, CWI White Oaks Landfill, Series 2007A, 7.000%, 3/01/24 (Alternative Minimum Tax)	3/14 at 100.00	N/R	1,071,000

5,665	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1	5,070,572

1,895	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation, Series 2007B, 5.500%, 5/15/47	5/17 at 100.00	Baa1	1,721,759

2,000	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21	10/11 at 100.00	N/R	1,461,440

	Ouachita Parish Industrial Development Authority, Louisiana, Solid Waste Disposal Revenue Bonds, White Oaks Project, Series 2004A:
770	8.250%, 3/01/19 (Alternative Minimum Tax)	3/14 at 100.00	N/R	743,797
800	8.500%, 3/01/24 (Alternative Minimum Tax)	3/14 at 100.00	N/R	774,168

9,755	St. James Parish, Louisiana, Solid Waste Disposal Revenue Bonds, Freeport McMoran Project, Series 1992, 7.700%, 10/01/22 (Alternative Minimum Tax)	4/11 at 100.00	N/R	9,754,805

14,380	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB	13,941,698

60	West Feliciana Parish, Louisiana, Pollution Control Revenue Bonds, Gulf States Utilities Company, Series 1985C, 7.000%, 11/01/15	5/15 at 100.00	BBB	60,199

2,290	Whispering Springs Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.200%, 10/01/21	10/11 at 100.00	N/R	1,558,482
151,183	Total Louisiana			127,728,293

54	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Maryland – 1.3%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$1,615	5.250%, 9/01/20 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	$1,541,695
750	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	611,918

500	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	455,695

12,850	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba1	10,436,770

1,000	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A, 5.250%, 4/01/33	4/17 at 100.00	N/R	776,160

	Maryland Community Development Administration, Department of Housing and Community Development, Housing Revenue Bonds, Tender Option Bond Trust 2849:
675	10.631%, 7/01/37 (Alternative Minimum Tax) (IF)	1/17 at 100.00	Aa2	621,135
4,780	10.631%, 1/01/49 (Alternative Minimum Tax) (IF)	1/17 at 100.00	Aa2	4,398,556

7,335	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007A, 4.800%, 9/01/42 (Alternative Minimum Tax) (UB)	9/16 at 100.00	Aa2	7,116,564

	Maryland Community Development Administration, Residential Revenue Bonds, Series 2007D, Trust 1023:
1,875	8.778%, 9/01/42 (Alternative Minimum Tax) (IF)	3/17 at 100.00	Aa2	1,745,081
3,410	8.882%, 3/01/48 (Alternative Minimum Tax) (IF)	3/17 at 100.00	Aa2	3,190,089

19,250	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	13,998,600

2,080	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Frostburg State University Project, Series 2002A , 6.250%, 10/01/33	10/12 at 101.00	Ba3	1,958,320

3,505	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	9/10 at 100.00	N/R	3,506,192

1,500	Maryland Health and HIgher Edcuational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.125%, 7/01/45	7/20 at 100.00	BBB–	1,516,080

	Maryland Health and Higher Educational Facilities Authority, Private School Revenue Bonds, Washington Christian Academy, Series 2006:
750	5.250%, 7/01/18 (11)	1/17 at 100.00	N/R	322,515
6,260	5.500%, 7/01/38 (11)	1/17 at 100.00	N/R	2,691,925

4,345	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A, 5.300%, 1/01/37	1/17 at 100.00	N/R	3,109,673

	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994:
605	5.375%, 7/01/14 (11)	7/10 at 100.00	B3	552,456
9,435	5.300%, 7/01/24 (11)	7/10 at 100.00	B3	6,531,851
82,520	Total Maryland			65,081,275
	Massachusetts – 1.0%

12,225	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	Caa3	7,090,867

4,080	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	N/R	2,256,485

705	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	680,036

2,360	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	2,142,266

870	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.300%, 12/01/14 (Alternative Minimum Tax)	12/10 at 100.00	BBB	853,235

Nuveen Investments	55

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$505	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1999A, 6.700%, 12/01/14 (Alternative Minimum Tax)	6/10 at 102.00	BBB	$510,494

3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/39	10/19 at 100.00	BBB	3,932,285

	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A:
5,950	6.250%, 1/15/28	1/18 at 100.00	N/R	5,455,139
5,300	6.500%, 1/15/38	1/18 at 100.00	N/R	4,695,588

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 1999A:
245	5.700%, 7/01/15	1/11 at 100.00	BBB	246,416
1,515	5.625%, 7/01/20	1/11 at 100.00	BBB	1,495,850
230	5.750%, 7/01/28	1/11 at 100.00	BBB	215,225

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B:
135	6.500%, 7/01/12	No Opt. Call	BBB	138,533
430	6.250%, 7/01/22	7/12 at 101.00	BBB	434,618

3,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/25–RAAI Insured	8/15 at 100.00	N/R	3,117,135

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/37	7/17 at 100.00	BBB-	1,593,580

1,250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2001C, 5.500%, 7/01/16	7/11 at 100.00	BB-	1,113,975

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB-	2,027,730

1,870	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004A, 6.375%, 7/01/34	7/14 at 100.00	BB	1,403,398

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004B:
2,425	6.250%, 7/01/24	7/14 at 100.00	BB	2,055,115
7,550	6.375%, 7/01/34	7/14 at 100.00	BB	5,666,124

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
150	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	N/R	133,571
1,365	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	N/R	1,074,938
61,160	Total Massachusetts			48,332,603
	Michigan – 3.5%

	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Series 2008:
1,750	6.000%, 11/01/28	11/18 at 100.00	BBB–	1,640,520
2,000	6.000%, 11/01/37	11/18 at 100.00	BBB–	1,799,820

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	11/15 at 100.00	BBB	932,253

1,780	Chippewa County Hospital Finance Authority, Michigan, Revenue Bonds, Chippewa County War Memorial Hospital, Series 1997B, 5.625%, 11/01/14	5/10 at 100.00	BB+	1,780,018

1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	11/17 at 100.00	N/R	1,400,718

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
2,545	5.000%, 11/01/26	11/16 at 100.00	BB+	1,956,342
1,500	5.250%, 11/01/31	11/16 at 100.00	BB+	1,119,270
3,090	5.250%, 11/01/36	11/16 at 100.00	BB+	2,226,098

56	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,155	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29	10/10 at 100.00	N/R	$1,042,214

840	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29	10/10 at 100.00	N/R	840,067

5,500	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Tender Option Bonds Trust 11784, 18.540%, 5/01/32 – AGM Insured (IF)	No Opt. Call	AAA	5,846,170

	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
1,200	5.650%, 11/01/25	11/15 at 100.00	BB+	1,011,132
500	5.750%, 11/01/30	11/15 at 100.00	BB+	402,900
2,425	5.750%, 11/01/35	11/15 at 100.00	BB+	1,891,403

8,215	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	5/10 at 100.00	B–	4,967,775

1,095	Doctor Charles Drew Academy, Michigan Certificates of Participation, Series 2006, 5.700%, 11/01/36	11/16 at 102.00	N/R	680,838

2,000	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	BBB–	1,749,320

	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A:
7,825	4.875%, 8/15/27	8/17 at 100.00	N/R	5,712,720
4,850	5.000%, 8/15/38	8/17 at 100.00	N/R	3,244,068

	Gaylord Hospital Finance Authority, Michigan, Revenue Bonds, Otsego Memorial Hospital, Series 2004:
1,000	6.200%, 1/01/25	1/15 at 100.00	N/R	906,840
1,500	6.500%, 1/01/37	1/15 at 100.00	N/R	1,291,200

	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A:
180	5.500%, 7/01/20	7/15 at 100.00	BB+	173,471
3,500	6.250%, 7/01/40	7/15 at 100.00	BB+	3,220,735

7,420	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.200%, 10/01/42 – AGM Insured (Alternative Minimum Tax) (UB)	7/15 at 100.00	AAA	7,540,352

	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A:
800	7.500%, 10/01/12	10/11 at 100.00	Ba1	811,912
2,900	7.900%, 10/01/21	10/10 at 102.00	Ba1	2,908,903
10,550	8.000%, 10/01/31	10/10 at 102.00	Ba1	10,431,840

	Michigan Municipal Bond Authority, Revenue Bonds, YMCA Service Learning Academy Charter School, Series 2001:
400	7.250%, 10/01/11	10/10 at 101.00	Ba1	406,704
750	7.625%, 10/01/21	10/10 at 101.00	Ba1	752,835

1,000	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	896,830

1,150	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, Black River Public School Academy, Series 2006, 5.800%, 9/01/30	9/12 at 102.00	N/R	943,391

	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, Michigan Technical Academy, Series 2006:
755	6.000%, 2/01/16	No Opt. Call	BB+	730,364
1,055	6.375%, 2/01/26	2/16 at 100.00	BB+	925,467
2,855	6.500%, 2/01/36	2/16 at 100.00	BB+	2,384,867

1,505	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,525,077

1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	775,660

Nuveen Investments	57

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Dr. Joseph F. Pollack Academic Center of Excellence Project, Series 2010:
$350	7.250%, 4/01/20	No Opt. Call	BB+	$346,686
1,000	8.000%, 4/01/30	4/20 at 100.00	BB+	1,006,680
500	8.000%, 4/01/40	4/20 at 100.00	BB+	497,695

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A:
770	5.125%, 8/15/18	8/10 at 100.00	BB–	697,366
2,645	5.250%, 8/15/23	8/10 at 100.00	Ba3	2,264,834
30	5.250%, 8/15/28 – ACA Insured	8/10 at 100.00	BB–	23,689
5,170	5.250%, 8/15/28	8/10 at 100.00	BB–	4,099,913

2,265	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2002A, 5.750%, 4/01/32	4/13 at 100.00	A	2,268,488

19,600	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993B, 5.500%, 8/15/23	8/10 at 100.00	BB–	17,204,096

4,965	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1997A, 5.250%, 8/15/27 – AMBAC Insured	8/10 at 100.00	BB–	3,969,567

	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Sinai Hospital, Series 1995:
580	6.625%, 1/01/16	7/10 at 100.00	BB	580,041
555	6.700%, 1/01/26	7/10 at 100.00	BB	530,758

	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005:
240	5.000%, 5/15/25 (Pre-refunded 5/15/15)	5/15 at 100.00	AAA	276,804
680	5.000%, 5/15/30 (Pre-refunded 5/15/15)	5/15 at 100.00	AAA	784,278

10,275	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	9,367,101

	Michigan State Hospital Finance Authority, Revenue Bonds, Presbyterian Villages of Michigan Obligated Group, Series 2005:
2,250	5.250%, 11/15/25	5/15 at 100.00	N/R	1,916,550
11,200	5.500%, 11/15/35	5/15 at 100.00	N/R	8,773,408

	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A:
2,460	6.250%, 8/15/13	8/10 at 100.00	BB–	2,460,369
8,600	6.500%, 8/15/18	8/10 at 100.00	BB–	8,533,866

570	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Ford Motor Company, Series 1992A, 6.550%, 10/01/22	10/10 at 100.00	B3	567,378

3,300	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	Baa3	2,738,703

	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V:
2,000	8.000%, 9/01/29	9/18 at 100.00	A1	2,368,760
9,000	8.250%, 9/01/39	9/18 at 100.00	A1	10,656,000

	Summit Academy North Charter School, Michigan, Charter School Revenue Bonds, Series 2005:
340	4.750%, 11/01/11	No Opt. Call	BB+	335,172
1,070	5.000%, 11/01/15	No Opt. Call	BB+	1,002,847
1,705	5.250%, 11/01/20	11/15 at 100.00	BB+	1,477,655
4,795	5.350%, 11/01/25	11/15 at 100.00	BB+	3,908,692
3,685	5.500%, 11/01/30	11/15 at 100.00	BB+	2,874,705
5,900	5.500%, 11/01/35	11/15 at 100.00	BB+	4,438,688
196,095	Total Michigan			172,840,883

58	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Minnesota – 1.1%

$9,410	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, St. Luke’s Hospital, Series 2002, 7.250%, 6/15/32	6/12 at 101.00	BB–	$9,622,948

	Falcon Heights, Minnesota, Lease Revenue Bonds, Kaleidoscope Charter School Revenue Bonds, Series 2007A:
425	6.000%, 11/01/27	11/15 at 100.00	N/R	375,857
1,000	6.000%, 11/01/37	11/15 at 100.00	N/R	838,490

600	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006, 5.200%, 2/01/22	2/14 at 100.00	N/R	538,710

1,325	Ramsey, Anoka County, Minnesota, Charter School Lease Revenue Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,262,725

4,825	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Community of Pease Academy Project, Series 2006A, 5.000%, 12/01/36	12/15 at 100.00	BBB–	4,036,740

2,400	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Higher Ground Academy Project, Series 2009, 8.500%, 12/01/38	6/14 at 102.00	N/R	2,562,912

465	Saint Paul Port Authority, Minnesota, Great Northern Project Tax Increment Revenue Bonds, Series 2, 6.000%, 3/01/30	No Opt. Call	N/R	423,824

1,600	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Achieve Charter School, Series 2003A, 7.000%, 12/01/32	12/11 at 102.00	N/R	1,583,760

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2004A:
465	6.625%, 12/01/23	6/14 at 102.00	N/R	466,279
2,120	6.875%, 12/01/33	6/14 at 102.00	N/R	2,086,313

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Hmong Academy, Series 2006A:
400	5.750%, 9/01/26	9/14 at 102.00	N/R	356,380
500	6.000%, 9/01/36	9/14 at 102.00	N/R	431,115

1,100	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,048,300

2,045	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2005A, 6.250%, 12/01/33	6/14 at 102.00	N/R	1,836,512

	St. Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	5/14 at 101.00	N/R	718,985
1,225	5.375%, 5/01/43	5/14 at 101.00	N/R	1,031,156

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
2,195	6.000%, 11/15/25	11/15 at 100.00	BB+	2,186,154
10,500	6.000%, 11/15/35	11/15 at 100.00	BB+	9,800,175

	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
2,700	5.750%, 5/01/25	5/15 at 100.00	BB	2,623,455
2,800	5.875%, 5/01/30	5/15 at 100.00	BB	2,650,536

8,300	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	7,847,982

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,500	5.250%, 2/01/27 (Alternative Minimum Tax)	2/15 at 102.00	N/R	1,260,195
800	5.500%, 2/01/42 (Alternative Minimum Tax)	2/15 at 102.00	N/R	639,296
59,545	Total Minnesota			56,228,799
	Mississippi – 0.6%

300	Biloxi Housing Authority, Mississippi, Multifamily Housing Revenue Bonds, Beauvoir Manor Apartments, Series 2001B-1, 6.250%, 9/01/31 (Alternative Minimum Tax)	9/11 at 102.00	Ba3	196,563

Nuveen Investments	59

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Mississippi (continued)

$2,650	Mississippi Business Finance Corporation Pollution Control Revenue Refunding Bonds (System Energy Resources, Inc. Project) Series 1999, 5.900%, 5/01/22	5/10 at 100.00	BBB	$2,649,762

5,000	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30	2/21 at 102.00	NA	5,047,300

15,745	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/10 at 100.00	BBB	15,743,268

1,333	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	980,700

4,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	4,166,520
29,028	Total Mississippi			28,784,113
	Missouri – 2.0%

	Belton, Missouri, Town Center Project Tax Increment Revenue Bonds, Series 2006:
250	5.500%, 3/01/20	3/16 at 100.00	N/R	234,258
600	5.625%, 3/01/25	3/16 at 100.00	N/R	534,708

	Branson Regional Airport Transportation Development District, Missouri, Project Revenue Bonds, Series 2007B:
3,000	6.000%, 7/01/25 (Alternative Minimum Tax)	7/12 at 100.00	N/R	1,660,650
5,800	6.000%, 7/01/37 (Alternative Minimum Tax)	7/17 at 100.00	N/R	3,213,490

	Carthage, Missouri, Hospital Revenue Bonds, McCune-Brooks Hospital, Series 2005:

9,040	5.750%, 4/01/22	4/16 at 100.00	N/R	7,907,198
3,165	5.875%, 4/01/30	4/16 at 100.00	N/R	2,729,148

	Cottleville, Missouri, Certificates of Participation, Series 2006:
200	5.125%, 8/01/26	8/14 at 100.00	N/R	180,242
600	5.250%, 8/01/31	8/14 at 100.00	N/R	519,762

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
590	5.000%, 6/01/20	6/16 at 100.00	N/R	530,086
3,000	5.000%, 6/01/28	6/16 at 100.00	N/R	2,405,370

1,475	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,516,256

7,685	Hawk Ridge Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2006A, 5.000%, 2/01/30	2/17 at 100.00	N/R	4,611,615

	Kansas City Tax Increment Financing District, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A:
2,365	5.150%, 6/01/16	6/14 at 102.00	N/R	2,270,140
3,000	5.400%, 6/01/24	6/14 at 102.00	N/R	2,567,040

17,000	Lakeside 370 Levee District, Saint Charles, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28	4/16 at 100.00	N/R	17,014,960

1,500	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/26	8/17 at 100.00	N/R	1,374,540

500	Missouri Development Finance Board. Infrastructure Facilities Revenue Bonds, City of Independence, Missouri-Events Center Project, Series 2009F, 6.250%, 4/01/38	4/14 at 100.00	A	519,990

6,685	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB)	12/16 at 100.00	AA+	6,101,400

550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005, 5.375%, 2/01/35	No Opt. Call	N/R	511,935

60	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
$1,295	5.250%, 6/15/25	6/15 at 103.00	N/R	$1,055,192
1,650	5.350%, 6/15/32	6/15 at 103.00	N/R	1,258,010

	Saint Louis Industrial Development Authority, Missouri, Saint Louis Convention Center Headquarters Hotel Project, Series 2000A:
3,950	7.000%, 12/15/15 (Alternative Minimum Tax) (4)	12/10 at 102.00	Ca	1,279,840
8,710	6.875%, 12/15/20 (Alternative Minimum Tax) (4)	12/10 at 102.00	Ca	2,804,010
14,585	7.200%, 12/15/28 (Alternative Minimum Tax) (4)	12/10 at 102.00	Ca	4,682,514
26,535	7.250%, 12/15/35 (Alternative Minimum Tax) (4)	12/10 at 102.00	Ca	8,514,551

5,675	Saint Louis, Missouri, Orpheum Theater Community Improvement District, Saint Louis, Missouri, Property and Sales Tax Revenue Bonds, Series 2009, 9.000%, 3/01/29	No Opt. Call	N/R	5,711,944

1,664	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27	7/10 at 100.00	N/R	1,157,329

2,245	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	10/10 at 100.00	N/R	1,674,299

2,587	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	1,990,645

1,445	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	No Opt. Call	N/R	1,025,025

1,561	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	No Opt. Call	N/R	1,049,226

2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26	No Opt. Call	N/R	1,644,555

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
500	5.100%, 11/01/19	11/14 at 100.00	N/R	470,665
1,000	5.375%, 11/01/24	11/14 at 100.00	N/R	901,450

2,000	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/14 at 100.00	N/R	1,824,940

675	Strother Interchange Transportation Development District, Missouri, Revenue Bonds, Lees Summit, Series 2006, 5.000%, 5/01/24	5/16 at 100.00	N/R	540,763

	University Place Transportation Development District, St. Louis County, Missouri, Transportation Sales Tax and Special Assessment Revenue Bonds, Series 2006:
1,000	5.000%, 3/01/26	3/15 at 100.00	N/R	750,000
2,500	5.000%, 3/01/32	3/15 at 100.00	N/R	1,717,700
148,787	Total Missouri			96,455,446
	Montana – 0.5%

9,810	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/10 at 101.00	B	9,010,289

17,934	Montana Board of Investments, Resource Recovery Revenue Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19 (Alternative Minimum Tax)	No Opt. Call	N/R	15,778,692
27,744	Total Montana			24,788,981
	Nevada – 1.3%

4,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 11823, 20.234%, 7/01/42 (IF)	1/20 at 100.00	Aa3	5,310,715

8,000	Clark County, Nevada, Industrial Development Revenue Bonds, Nevada Power Company Project, Series 1995C, 5.500%, 10/01/30	7/10 at 100.00	BB+	7,742,400

9,745	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 2005A, 4.850%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/15 at 100.00	BBB	8,126,356

1,225	Clark County, Nevada, Local Improvement Bonds, Mountain’s Edge Special Improvement District 142, Series 2003, 6.375%, 8/01/23	8/16 at 100.00	N/R	1,164,473

Nuveen Investments	61

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Clark County, Nevada, Pollution Control Revenue Bonds, Nevada Power Company, Series 1995D:
$25	5.300%, 10/01/11	7/10 at 100.00	BB+	$25,002
685	5.450%, 10/01/23	7/10 at 100.00	BB+	645,160

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
2,000	5.625%, 1/01/32 – AMBAC Insured (4)	1/12 at 100.00	Caa2	642,360
1,000	5.375%, 1/01/40 – AMBAC Insured (4)	7/10 at 100.00	Caa2	321,190

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000:
1,000	7.250%, 1/01/23 (4)	1/12 at 100.00	N/R	30,000
41,800	7.375%, 1/01/40 (4)	1/12 at 100.00	N/R	1,254,000

1,605	Henderson Local Improvement Districts T-17, Nevada, Limited Obligation Improvement Bonds, Madeira Canyon Project, Series 2005, 5.000%, 9/01/25	3/18 at 100.00	N/R	1,194,056

1,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	N/R	884,720

5,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	5,732,200

3,180	Las Vegas, Nevada, Local Improvement Bonds, District 607, Series 2004, 6.250%, 6/01/24	12/16 at 100.00	N/R	2,792,453

	Mesquite Special Improvement District 07-01, Nevada, Anthem at Mesquite Local Improvement Bonds, Series 2007:
540	6.000%, 8/01/27	4/15 at 102.00	N/R	426,238
2,700	6.150%, 8/01/37	4/15 at 102.00	N/R	1,994,652

2,375	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/17 at 100.00	N/R	1,783,459

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
2,500	6.500%, 9/01/20	9/18 at 100.00	N/R	2,450,100
2,000	6.750%, 9/01/27	9/18 at 100.00	N/R	1,888,780

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
7,350	6.500%, 6/15/20	6/18 at 100.00	Ba3	7,153,167
11,200	6.750%, 6/15/28	6/18 at 100.00	Ba3	10,394,496
109,180	Total Nevada			61,955,977
	New Hampshire – 0.1%

200	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	Baa3	180,480

2,910	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Series 2007-E, 5.750%, 1/01/37 (Alternative Minimum Tax)	7/17 at 100.00	Aa2	3,113,846
3,110	Total New Hampshire			3,294,326
	New Jersey – 3.0%

9,500	Bayonne Medical Center Inc., New Jersey, Revenue Bonds, Bond Anticipation Notes, Series 2006, 10.750%, 12/01/10 (9),(11)	No Opt. Call	N/R	3,321,200

6,255	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	11/16 at 100.00	BB –	5,322,442

7,410	Camden County Pollution Control Financing Authority, New Jersey, Solid Waste Disposal and Resource Recovery System Revenue Bonds, Series 1991A, 7.500%, 12/01/10 (Alternative Minimum Tax)	6/10 at 100.00	Ba2	7,244,609

5,215	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.750%, 6/15/29	6/14 at 100.00	BBB	5,143,242

1,000	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	11/10 at 100.00	N/R	815,670

62	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$2,055	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	10/10 at 100.00	Ba1	$2,057,754

985	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax)	5/10 at 100.00	CCC+	853,306

365	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	4/10 at 100.00	B3	260,705

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
2,000	6.250%, 9/15/19 (Alternative Minimum Tax)	9/11 at 100.00	B	1,929,820
5,045	6.400%, 9/15/23 (Alternative Minimum Tax)	9/10 at 100.50	B	4,866,912
10,565	6.250%, 9/15/29 (Alternative Minimum Tax)	9/10 at 100.50	B	9,975,896

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000:
1,500	7.200%, 11/15/30 (Alternative Minimum Tax)	11/10 at 101.00	B	1,505,220
2,605	7.000%, 11/15/30 (Alternative Minimum Tax)	11/10 at 101.00	B	2,607,006

3,100	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 9.000%, 6/01/33 (Alternative Minimum Tax)	6/13 at 101.00	B	3,268,578

2,400	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32	6/19 at 100.00	Baa2	2,756,160

	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Series 2009, Trust 3018:
1,575	18.893%, 7/01/29 – AGC Insured (IF)	1/14 at 100.00	AAA	1,795,752
5,000	19.397%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AAA	6,271,500
1,250	19.397%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AAA	1,567,875
1,815	19.372%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AAA	2,276,555

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008:
2,990	6.000%, 7/01/18	No Opt. Call	BBB–	3,135,135
9,100	6.625%, 7/01/38	7/18 at 100.00	BBB–	9,361,534

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
590	5.500%, 7/01/23	7/13 at 100.00	Ba2	538,263
3,765	5.500%, 7/01/33	7/13 at 100.00	Ba2	3,059,100

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002, 5.125%, 7/01/32 – RAAI Insured	1/12 at 100.00	N/R	1,642,720

11,715	New Jersey Health Care Facilities Financing Authority, Trinitas Hospital Obligated Group, Series 2007A, 5.250%, 7/01/23	7/17 at 100.00	N/R	11,495,930

42,515	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (8), (10)	6/18 at 100.00	AAA	45,457,888

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007–1A:
3,310	5.000%, 6/01/29	6/17 at 100.00	BBB	2,777,653
4,630	5.000%, 6/01/41	6/17 at 100.00	BBB	3,217,989
150,255	Total New Jersey			144,526,414
	New Mexico – 0.3%

	Cabezon Public Improvement District, Rio Rancho, New Mexico, Special Levy Revenue Bonds, Series 2005:
1,505	6.000%, 9/01/24	9/15 at 102.00	N/R	1,366,209
1,490	6.300%, 9/01/34	9/15 at 102.00	N/R	1,297,105

Nuveen Investments	63

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006:
$1,095	5.500%, 9/01/16	No Opt. Call	N/R	$1,007,247
1,155	5.750%, 9/01/21	9/16 at 100.00	N/R	971,124
5,400	6.000%, 9/01/32	9/16 at 100.00	N/R	4,164,102

	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
1,190	7.625%, 10/01/28	10/18 at 100.00	N/R	1,112,305
3,400	7.750%, 10/01/38	10/18 at 100.00	N/R	3,089,308
15,235	Total New Mexico			13,007,400
	New York – 2.7%

750	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008A, 5.250%, 11/15/32	11/17 at 100.00	BBB+	716,603

17,160	Brooklyn Areba Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43	No Opt. Call	BBB–	17,651,806

500	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.100%, 5/01/31	5/16 at 100.00	BBB–	451,080

5,790	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A1	5,846,684

	New York City Industrial Development Agency, New York, American Airlines – JFK International Airport Special Facility Revenue Bonds, Series 2005:
10,000	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	B–	10,119,300
7,500	7.625%, 8/01/25 (Mandatory put 8/01/16) (Alternative Minimum Tax)	8/16 at 100.00	B–	7,632,525
10,600	8.000%, 8/01/28 (Alternative Minimum Tax)	No Opt. Call	B–	11,076,364
500	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B–	513,055

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
14,720	5.750%, 10/01/37	10/17 at 100.00	N/R	11,966,182
7,500	5.875%, 10/01/46	10/17 at 102.00	N/R	6,062,700

1,230	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001A, 6.375%, 7/01/31	7/12 at 100.00	Ba2	1,230,480

1,270	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001B, 6.375%, 7/01/31	7/12 at 100.00	Ba2	1,270,495

1,015	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2002C, 6.450%, 7/01/32	7/12 at 101.00	Ba2	1,014,888

	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, 7 World Trade Center, Series 2005A:
3,000	6.250%, 3/01/15	3/12 at 100.00	N/R	3,025,140
1,000	6.500%, 3/01/35	3/12 at 100.00	N/R	1,000,710

4,275	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project Pilot, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AAA	4,947,458

	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1990:
200	5.400%, 7/01/19 (Alternative Minimum Tax)	8/10 at 100.00	CCC+	161,926
430	5.400%, 7/01/20 (Alternative Minimum Tax)	8/10 at 100.00	CCC+	342,207

2,305	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)	8/10 at 100.00	CCC+	2,000,947

95	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/12 at 101.00	BB–	94,535

64	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$5,370	New York City Industrial Development Authority, New York, JetBlue, 5.125%, 5/15/30 (Alternative Minimum Tax)	5/12 at 100.00	B–	$4,320,272

	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484:
2,500	17.554%, 6/15/37 (IF)	6/17 at 100.00	AA+	2,931,450
1,290	17.522%, 6/15/37 (IF)	6/17 at 100.00	AA+	1,512,074
1,250	17.554%, 6/15/38 (IF)	6/17 at 100.00	AA+	1,465,725
7,500	17.554%, 6/15/39 (IF)	6/19 at 100.00	AA+	9,093,000
1,875	17.554%, 6/15/39 (IF)	6/19 at 100.00	AA+	2,273,250
375	17.554%, 6/15/40 (IF)	6/19 at 100.00	AA+	453,488

16,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Series 2008, 5.250%, 11/01/35 (Alternative Minimum Tax) (UB)	5/18 at 100.00	Aa2	16,388,320

1,665	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2009, Trust 2977, 13.731%, 11/01/35 (Alternative Minimum Tax) (IF)	5/18 at 100.00	Aa2	1,786,245

	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A:
3,000	5.250%, 12/01/16	No Opt. Call	BB	2,834,310
1,750	5.000%, 12/01/23	6/17 at 100.00	BB	1,459,325

1,305	Suffolk County Industrial Development Agency, New York, Industrial Development Revenue Bonds, Windmill Village LLC Facility, Series 2001, 5.750%, 12/01/31 (Alternative Minimum Tax)	12/11 at 102.00	Aaa	1,323,035

100	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	7/10 at 100.50	N/R	83,706

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/11 at 101.00	B–	989,950
134,820	Total New York			134,039,235
	North Carolina – 0.7%

1,500	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38	10/17 at 100.00	N/R	1,159,890

	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008:
500	6.750%, 8/01/24	8/18 at 100.00	N/R	464,135
3,470	7.250%, 8/01/34	8/18 at 100.00	N/R	3,183,968

	Charlotte – Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149:
2,650	13.326%, 1/15/47 (IF)	1/18 at 100.00	AA–	2,705,067
670	13.128%, 1/15/47 (IF)	1/18 at 100.00	AA–	683,829

5,500	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/12 at 106.00	N/R	4,959,790

	North Carolina Capital Facilities Financing Agency, General Revenue Bonds, Duke University, Tender Options Bond Trust 3248:
1,225	17.691%, 10/01/44 (IF)	10/16 at 100.00	AA+	1,408,505
645	17.659%, 10/01/44 (IF)	10/16 at 100.00	AA+	741,382
7,920	26.619%, 10/01/44 (IF)	10/16 at 100.00	AA+	13,701,758

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
2,800	5.400%, 10/01/27	10/16 at 100.00	N/R	2,678,088
1,655	5.600%, 10/01/36	10/16 at 100.00	N/R	1,520,631
28,535	Total North Carolina			33,207,043
	North Dakota – 0.0%

2,000	Grand Forks, North Dakota, Senior Housing Revenue Bonds, 4000 Valley Square, Series 2006, 5.300%, 12/01/34	12/15 at 100.00	N/R	1,545,920

Nuveen Investments	65

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	North Dakota (continued)

$265	Oakes, North Dakota, Industrial Development Revenue Bonds, Omniquip International Inc. Project, Series 1999, 5.800%, 2/01/14 (Alternative Minimum Tax)	8/10 at 100.00	N/R	$262,689
2,265	Total North Dakota			1,808,609
	Ohio – 3.7%

1,140	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006, 5.000%, 12/01/35	12/16 at 102.00	N/R	896,143

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset – Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,750	6.000%, 6/01/42	6/17 at 100.00	BBB	1,352,523
39,125	6.500%, 6/01/47	6/17 at 100.00	BBB	32,263,649
54,720	5.875%, 6/01/47	6/17 at 100.00	BBB	41,073,926

2,760	County of Greene, Ohio, $6,260,000 Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	12/19 at 100.00	N/R	2,849,065

12,950	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center Project, Series 2006, 5.250%, 8/15/46	8/16 at 100.00	A–	11,093,877

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
1,000	5.000%, 12/01/22	12/16 at 100.00	N/R	758,750
1,000	5.000%, 12/01/32	12/16 at 100.00	N/R	640,280

6,240	Ohio Higher Educational Facilities Commission, Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008, Trust 3140, 15.770%, 1/01/38 (IF)	1/18 at 100.00	Aa2	7,267,166

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
695	20.081%, 1/01/34 (IF)	1/19 at 100.00	Aa2	859,778
3,500	19.577%, 1/01/39 (IF)	1/19 at 100.00	Aa2	4,177,320
2,500	19.577%, 1/01/39 (IF)	1/19 at 100.00	Aa2	2,983,800

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591:
2,000	19.892%, 1/01/39 (IF)	1/19 at 100.00	Aa2	2,387,040
2,500	19.892%, 1/01/39 (IF)	1/19 at 100.00	Aa2	2,983,800

500	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	8/11 at 100.00	B+	447,000

510	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 1999, 5.950%, 9/01/29 (Alternative Minimum Tax)	9/11 at 100.00	B3	475,606

3,720	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2000, 6.150%, 6/01/30 (Alternative Minimum Tax)	6/10 at 101.00	B3	3,547,652

38,000	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)	4/15 at 100.00	B3	34,201,900

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2004A:
3,240	7.125%, 8/01/25 (Alternative Minimum Tax)	8/12 at 106.00	N/R	2,534,911
11,000	7.250%, 8/01/34 (Alternative Minimum Tax)	8/12 at 106.00	N/R	8,178,060

7,760	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, Liberty Waste Transportation LLC, Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax)	8/12 at 106.00	N/R	6,206,758

500	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	N/R	471,485

2,830	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/10 at 101.00	B+	2,383,285

2,400	Summit County Port Authority, Ohio, Development Revenue Bonds, Garfield Heights Inc. Project, Series 2004A, 5.250%, 5/15/23	5/14 at 102.00	N/R	2,152,440

66	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:
$11,750	6.100%, 7/01/17 (Alternative Minimum Tax) (11)	No Opt. Call	N/R	$4,208,263
18,400	6.350%, 7/01/27 (Alternative Minimum Tax) (11)	7/17 at 102.00	N/R	6,478,456

5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27 (11)	7/17 at 102.00	N/R	300,000
237,490	Total Ohio			183,172,933
	Oklahoma – 1.9%

6,545	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	5,780,479

2,000	Oklahoma Development Finance Authority, Hospital Revenue Bonds, Great Plains Regional Medical Center, Series 2007, 5.125%, 12/01/36	12/17 at 100.00	BBB–	1,707,700

	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007:
2,110	6.000%, 7/01/27	7/17 at 100.00	N/R	1,870,072
3,540	6.000%, 7/01/37	7/17 at 100.00	N/R	2,838,124

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Series 2010A:
7,500	7.250%, 11/01/40	5/20 at 100.00	N/R	7,454,400
7,775	7.250%, 11/01/45	5/20 at 100.00	N/R	7,629,297

805	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1992, 7.350%, 12/01/11	6/10 at 100.00	B–	804,976

30,585	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	6/10 at 100.00	B–	28,032,070

31,055	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	Caa2	31,456,231

	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006:
1,985	6.000%, 5/01/25	5/16 at 103.00	N/R	1,824,870
3,640	6.000%, 5/01/31	5/16 at 103.00	N/R	3,206,330
97,540	Total Oklahoma			92,604,549
	Oregon – 0.4%

3,000	Cow Creek Band of the Umpqua Tribe of Indians, Oregon, Revenue Bonds, Series 2006C, 5.625%, 10/01/26	10/16 at 100.00	N/R	2,134,020

	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Refunding Bonds, Cascade Healthcare Community, Inc., Series 2008:
900	8.000%, 1/01/28	1/19 at 100.00	A3	1,063,620
2,670	8.250%, 1/01/38	1/19 at 100.00	A3	3,154,418

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
500	4.850%, 10/01/20	7/10 at 100.00	N/R	364,270
130	5.000%, 10/01/21	7/10 at 100.00	N/R	93,061
735	5.350%, 10/01/31	7/10 at 100.00	N/R	451,297

4,960	Oregon, Economic Development Revenue Bonds, Georgia Pacific Corp., Series 1995CLVII, 6.350%, 8/01/25 (Alternative Minimum Tax)	8/10 at 100.00	BB–	4,940,210

3,440	Oregon, Economic Development Revenue Refunding Bonds, Georgia Pacific Corp., Series 1997-183, 5.700%, 12/01/25	6/10 at 100.00	Ba3	3,191,666

1,500	Port Astoria, Oregon, Pollution Control Revenue Bonds, James River Project, Series 1993, 6.550%, 2/01/15	8/10 at 100.00	BB–	1,500,750

2,115	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Series 2006C, 5.000%, 1/01/21	No Opt. Call	N/R	1,954,641
19,950	Total Oregon			18,847,953

Nuveen Investments	67

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Pennsylvania – 1.8%

	Allegheny Country Industrial Development Authority, Allegheny County, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
$1,500	6.750%, 11/01/24	No Opt. Call	BB	$1,598,475
3,200	6.875%, 5/01/30	11/19 at 100.00	BB	3,374,016

1,900	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38	10/18 at 100.00	Baa3	1,904,921

7,360	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	BB–	7,064,128

5,115	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	4,242,739

25	Chester County Health and Education Facilities Authority, Pennsylvania, College Revenue Bonds, Immaculata College, Series 1998, 5.625%, 10/15/27	10/10 at 100.00	BB+	22,931

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005:
2,525	5.125%, 10/15/15	No Opt. Call	N/R	2,517,804
4,925	5.500%, 10/15/25	10/15 at 102.00	N/R	4,589,805
12,180	5.750%, 10/15/37	10/15 at 102.00	N/R	10,902,927

	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006:
5,975	5.875%, 7/01/31	7/16 at 100.00	N/R	5,219,999
4,455	5.900%, 7/01/40	7/16 at 100.00	N/R	3,877,142

500	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	430,410

40	New Morgan Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, New Morgan Landfill Company Inc., Series 1994, 6.500%, 4/01/19 (Alternative Minimum Tax)	10/10 at 100.00	BBB	39,994

960	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29	2/13 at 102.00	N/R	960,979

28,250	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/10 at 101.00	B+	25,272,168

1,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Amtrak 30th Street Station Parking Garage, Series 2002, 5.800%, 6/01/23 – ACA Insured (Alternative Minimum Tax)	6/12 at 102.00	BBB+	1,019,940

	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A:
2,000	5.250%, 6/01/14	6/10 at 100.00	BB	1,963,580
200	5.125%, 6/01/18	6/10 at 100.00	BB	179,734

	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A:
600	6.500%, 1/01/13 (Alternative Minimum Tax)	7/10 at 100.00	CC	360,870
1,500	6.600%, 1/01/19 (Alternative Minimum Tax)	7/10 at 100.00	CC	837,900

1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	Baa3	1,048,690

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	842,360

5,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/13 at 102.00	BB	4,376,338

68	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
$810	5.800%, 5/01/16	No Opt. Call	BBB–	$832,267
1,380	6.050%, 5/01/23	5/16 at 100.00	BBB–	1,383,436
985	6.250%, 5/01/33	5/16 at 100.00	BBB–	973,170

500	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	7/10 at 100.00	N/R	449,650

995	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	835,113
96,460	Total Pennsylvania			87,121,486
	Puerto Rico – 0.3%

780	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/10 at 100.00	CCC+	631,660

16,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	13,256,925

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	1,044,420

30	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	26,209
18,310	Total Puerto Rico			14,959,214
	Rhode Island – 0.7%

915	Central Falls Detention Facility Corporation, Rhode Island, Detention Facility Revenue Bonds, Series 2005, 6.750%, 1/15/13	No Opt. Call	N/R	891,841

4,800	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 2008, Trust 3210, 21.186%, 10/01/38 (IF)	4/18 at 100.00	AA+	6,004,800

8,630	Rhode Island Housing & Mortgage Finance Corporation, Housing Bonds, Rental Housing Program, Series 2006-A1, 4.750%, 10/01/43 – FGIC Insured (Alternative Minimum Tax)	4/16 at 100.00	A+	7,390,646

1,550	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	1,630,027

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
1,280	6.125%, 6/01/32	6/12 at 100.00	BBB	1,241,536
15,540	6.250%, 6/01/42	6/12 at 100.00	BBB	14,917,157

1,260	Tiverton, Rhode Island, Special Obligation Tax Increment Bonds, Village at Mount Hope Bay, Series 2002A, 6.875%, 5/01/22	5/12 at 102.00	N/R	1,237,345
33,975	Total Rhode Island			33,313,352
	South Carolina – 1.0%

5,229	Lancaster County, South Carolina, Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39	11/17 at 100.00	N/R	4,592,944

14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17	No Opt. Call	N/R	14,058,000

4,110	Lancaster County, South Carolina, Special Assessment Revenue Bonds, Sun City Carolina Lakes Improvement District, Series 2006, 5.450%, 12/01/37	12/15 at 100.00	N/R	3,232,392

3,310	Lancaster County, South Carolina, Special Source Revenue Bonds, Bailes Ridge Project, Series 2006, 5.750%, 5/01/20	5/16 at 101.00	N/R	2,935,176

	Myrtle Beach, South Carolina, Tax Increment Bonds, Air Force Base Redevelopment Project, Series 2006:
1,000	5.250%, 10/01/26	11/16 at 100.00	N/R	732,000
3,215	5.300%, 10/01/35	11/16 at 100.00	N/R	2,116,660

1,000	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007, 5.950%, 9/01/31	9/12 at 100.00	BBB	996,310

Nuveen Investments	69

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$1,430	Richland County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2003A, 6.100%, 4/01/23 (Alternative Minimum Tax)	4/13 at 101.00	BBB	$1,450,263

5,000	South Carolina Association of Governmental Organizations, Educational Facilities Corporation for Calhoun School District, Installment Purchase Revenue Bonds, Series 2006, 4.500%, 12/01/31 – RAAI Insured	12/16 at 100.00	N/R	4,183,650

7,950	South Carolina Association of Governmental Organizations, Educational Facilities Corporation for Union County School District, Installment Purchase Revenue Bonds, Series 2006, 4.500%, 12/01/31 – RAAI Insured	12/16 at 100.00	AA	6,525,201

	South Carolina JOBS Economic Development Authority, First Mortgage Revenue Bonds, Lutheran Homes, Series 2007:
1,100	5.500%, 5/01/28	5/17 at 100.00	N/R	963,138
1,000	5.625%, 5/01/42	5/17 at 100.00	N/R	834,740

	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A:
70	6.125%, 8/01/23	8/13 at 100.00	BBB+	73,014
765	6.250%, 8/01/31	8/13 at 100.00	BBB+	784,079

4,050	South Carolina JOBS Economic Development Authority, Revenue Bonds, Burroughs & Chapin, Series 2007A, 4.700%, 4/01/35 – RAAI Insured	4/17 at 100.00	N/R	3,082,820

1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.750%, 8/01/39	8/19 at 100.00	BBB+	997,090

1,540	York County, South Carolina, Celanese, Series 1994, 5.700%, 1/01/24 (Alternative Minimum Tax)	7/10 at 100.00	B+	1,418,232
55,827	Total South Carolina			48,975,709
	South Dakota – 0.2%

5,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/40 (UB)	5/17 at 100.00	AA–	4,992,200

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Tender Option Bond Trust 3109:
1,250	16.776%, 11/01/40 (IF)	11/19 at 100.00	AA–	1,433,475
250	16.776%, 11/01/40 (IF)	11/19 at 100.00	AA–	286,695
2,905	16.769%, 11/01/40 (IF)	11/19 at 100.00	AA–	3,331,396
9,405	Total South Dakota			10,043,766
	Tennessee – 2.9%

1,000	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.750%, 4/01/41	4/18 at 100.00	A+	1,015,820

3,125	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.000%, 7/01/38	7/20 at 100.00	BBB+	3,160,250

5,635	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	5,401,035

30,645	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Refunding Series 200A, 5.486%, 9/01/32	3/13 at 100.00	N/R	28,421,705

	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C:
2,000	5.250%, 9/01/26	9/16 at 100.00	BBB+	1,933,860
6,515	5.250%, 9/01/36	9/16 at 100.00	BBB+	5,992,627

	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
1,500	5.500%, 11/01/37 (11)	11/17 at 100.00	N/R	974,100
19,500	5.500%, 11/01/46 (11)	11/17 at 100.00	N/R	12,663,300

4,750	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/26	No Opt. Call	BB+	4,578,098

70	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$69,078	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R	$65,776,762

12,415	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	10,657,657
156,163	Total Tennessee			140,575,214
	Texas – 9.9%

1,500	Abilene Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Sears Methodist Retirement System, Series 2003A, 7.000%, 11/15/33	11/13 at 101.00	N/R	1,342,005

2,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax)	12/12 at 100.00	CCC+	1,397,760

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A:
780	5.250%, 1/01/15 – SYNCORA GTY Insured	No Opt. Call	BB+	800,077
1,000	5.250%, 1/01/18 – SYNCORA GTY Insured	1/17 at 100.00	BB+	972,880
1,000	5.250%, 1/01/24 – SYNCORA GTY Insured	No Opt. Call	BB+	913,790

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B:
6,750	5.750%, 1/01/24	1/17 at 100.00	BB	6,257,318
27,350	5.750%, 1/01/34	1/17 at 100.00	BB	23,393,276

8,510	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	1/11 at 100.00	N/R	8,513,830

11,180	Austin Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Rutland Place Apartments, Series 1998A, 6.500%, 11/01/33	11/10 at 100.00	Caa1	6,711,466

2,330	Bexar County Housing Finance Corporation, Texas, Multifamily Houisng Revenue Bonds, Dymaxion & Marbach Park Apartments, Series 2000A, 6.100%, 8/01/30 – NPFG Insured	8/10 at 102.00	Baa1	2,195,629

1,990	Bexar County Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, America Opportunity for Housing - Colinas LLC Project, Series 2001A, 5.800%, 1/01/31 – NPFG Insured	1/11 at 102.00	Baa1	1,756,573

8,000	Brazos Harbor Industrial Development Corporation, Texas, Environmental Facilities Revenue Bonds, Dow Chemical Company Project, Series 2008, 5.900%, 5/01/38 (Mandatory put 5/01/28)	5/18 at 100.00	Baa1	7,869,440

2,590	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Company, Series 1999B, 6.750%, 9/01/34 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	Caa3	2,135,274

2,105	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B, 6.300%, 7/01/32 (Alternative Minimum Tax)	7/13 at 101.00	CCC	1,090,790

7,800	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14)	No Opt. Call	CCC	5,613,504

1,040	Brazos River Authority, Texas, Pollution Control Revenue Bonds, Texas Utilities, Series 1994, 5.400%, 5/01/29 (Alternative Minimum Tax)	11/15 at 100.00	CCC	492,170

535	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company Project, Series 1999A, 7.700%, 4/01/33 (Alternative Minimum Tax)	4/13 at 101.00	CCC	320,053

4,425	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/13 at 101.00	CCC	2,447,733

3,500	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2006, 5.000%, 3/01/41 (Alternative Minimum Tax)	3/11 at 100.00	CCC	1,550,115

1,550	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Caa3	927,381

Nuveen Investments	71

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$8,895	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	CCC	$8,654,123

1,300	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax)	7/18 at 100.00	CCC	809,835

2,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	CCC	1,648,860

5,250	Brazos River Harbor Navigation District of Brazoria County, Texas, Environmental Facilities Revenue Bonds, The Dow Chemical Company Project, Series 2002-A4, 5.950%, 5/15/33 (Alternative Minimum Tax)	5/18 at 102.00	BBB–	5,273,468

2,000	Brazos, Texas, River Authority, Electrical Utilities, Series 1975, 8.250%, 10/01/30 (Alternative Minimum Tax)	7/18 at 100.00	CCC	1,245,560

6,410	Cameron Education Finance Corporation, Texas, Charter School Revenue Bonds, Faith Family Academy Charter School, Series 2006A, 5.250%, 8/15/36 – ACA Insured	8/16 at 100.00	BBB–	5,564,906

5,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 9.000%, 2/15/38	No Opt. Call	BBB–	6,446,825

6,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2010A, 6.125%, 12/01/40	12/20 at 100.00	BBB–	6,219,625

2,850	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1995, 6.000%, 11/01/14	5/10 at 100.00	CCC+	2,647,109

3,795	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)	5/10 at 101.00	CCC+	2,984,009

3,900	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000A-3, 9.125%, 5/01/29 (Alternative Minimum Tax)	5/15 at 101.00	CCC+	3,941,925

6,250	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2007, 5.500%, 11/01/30 (Alternative Minimum Tax)	11/12 at 100.00	CCC+	4,560,813

2,500	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	2,312,025

	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, Arlington Classics Academy, Series 2004A:
375	6.000%, 2/15/14	2/13 at 100.00	N/R	377,636
895	7.000%, 2/15/24	2/13 at 100.00	N/R	897,112
1,085	7.250%, 2/15/29	2/13 at 100.00	N/R	1,086,855

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A:
3,670	7.000%, 9/01/25	9/14 at 100.00	N/R	3,680,349
15,660	7.125%, 9/01/34	9/14 at 100.00	N/R	15,714,340

500	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 7.500%, 5/01/25 (Mandatory put 10/01/12) (Alternative Minimum Tax)	10/12 at 100.00	BB+	514,700

2,530	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/12 at 100.00	Ba1	2,587,735

1,570	Gulf Coast Waste Disposal Authority, Texas, Solid Waste Disposal Revenue Bonds, Waste Management of Texas Inc. Project, Series 2003C, 5.200%, 5/01/28 (Alternative Minimum Tax)	5/16 at 101.00	BBB	1,571,021

	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvements Series 2009-2A:
890	8.625%, 9/01/29	9/19 at 100.00	N/R	896,782
8,665	9.000%, 9/01/38	9/19 at 100.00	N/R	8,755,549

72	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$5,286	Harris County, Texas, Lease Purchase Agreement Bonds, Murworth Project II Series 2000, 6.750%, 5/01/20	10/10 at 100.00	N/R	$5,125,322

9,500	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/11 at 100.00	A	8,936,745

3,300	Health Facilities Development District of Central Texas, Revenue Bonds, Lutheran Social Services of the South Inc., Series 2004A, 6.875%, 2/15/32	2/14 at 100.00	N/R	3,109,359

630	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy Revenue Bonds, Series 2006, 8.000%, 2/15/12	No Opt. Call	N/R	644,270

8,605	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	7,330,169

6,740	Hidalgo Willacy Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Heritage Square Apartments Project, Series 2003A, 7.000%, 1/01/39	1/14 at 102.00	N/R	6,600,482

1,740	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 1998B, 5.700%, 7/15/29 (Alternative Minimum Tax)	7/11 at 100.00	B3	1,496,435

	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E:
1,505	6.750%, 7/01/21 (Alternative Minimum Tax)	7/11 at 101.00	B3	1,505,316
9,350	7.000%, 7/01/29 (Alternative Minimum Tax)	7/11 at 101.00	B3	9,458,180
9,450	6.750%, 7/01/29 (Alternative Minimum Tax)	7/11 at 101.00	B3	9,507,267

500	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)	7/10 at 100.00	B3	447,835

2,970	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Series 1997B, 6.125%, 7/15/27 (Alternative Minimum Tax)	7/10 at 100.00	B3	2,660,140

4,680	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	8/11 at 100.00	N/R	3,682,505

220	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007B, 8.750%, 8/15/12	8/11 at 100.00	N/R	220,915

4,500	La Vernia Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation Inc., Series 2008A, 7.125%, 2/15/38	2/17 at 100.00	N/R	4,559,085

	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project, Trust 2656:
3,500	11.705%, 5/01/30 – AMBAC Insured (IF)	No Opt. Call	BBB	988,890
4,110	11.091%, 5/01/30 – AMBAC Insured (IF)	No Opt. Call	BBB	1,872,146

11,090	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond Trust 2903, 17.344%, 1/01/38 (IF)	1/18 at 100.00	A3	14,889,767

6,400	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A2	7,089,600

3,500	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002A., 6.450%, 11/01/30	No Opt. Call	B+	3,422,265

29,650	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/12 at 101.00	B+	29,486,629

2,620	Port of Bay City Authority of Matagorda County, Texas, Revenue Bonds (Hoechst Celanese Corporation Project) Series 1996, 6.500%, 5/01/26 (Alternative Minimum Tax)	5/10 at 100.00	B+	2,556,491

11,700	Red River Authority, Texas, Pollution Control Revenue Bonds, Hoechst Celanese Corporation Project, Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/12 at 101.00	B+	11,579,256

1,000	Richardson Hospital Authority, Texas, Hospital Revenue Refunding and Improvement Bonds, Baylor/Richardson Medical Center, Series 1998, 5.625%, 12/01/28	6/10 at 100.50	Baa2	928,690

Nuveen Investments	73

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004:
$4,745	6.000%, 12/01/19	12/13 at 100.00	Baa2	$4,785,712
3,275	5.875%, 12/01/24	12/13 at 100.00	Baa2	3,195,025
4,150	6.000%, 12/01/34	12/13 at 100.00	Baa2	3,960,262

715	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2000A, 6.450%, 6/01/21 (Alternative Minimum Tax)	6/10 at 101.00	CCC	424,603

590	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2001B, 5.750%, 5/01/30 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	CCC	574,695

8,365	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001A, 5.500%, 5/01/22 (Mandatory put 11/01/11)	No Opt. Call	CCC	8,155,540

1,245	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22	7/13 at 101.00	CCC	689,419

1,260	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22	8/13 at 101.00	CCC	760,939

1,500	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Tarrant County Health Resources, Series 2008, Trust 1197, 14.694%, 11/15/42 (IF)	11/17 at 100.00	AA–	1,509,915

8,015	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Trust 1031, 12.134%, 2/15/36 (IF)	2/17 at 100.00	AA–	8,162,075

2,075	Tarrant County Cultural and Educational Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009A, 8.000%, 2/15/38	2/20 at 100.00	N/R	2,065,891

1,350	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009A, 7.750%, 6/01/39	12/19 at 100.00	BBB–	1,490,144

750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009B, 9.750%, 6/01/27	6/10 at 100.00	N/R	749,940

27,185	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A	29,531,609

	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A:
1,000	5.250%, 12/15/17	No Opt. Call	A	1,035,170
100	5.250%, 12/15/22	No Opt. Call	A	99,547
4,115	5.250%, 12/15/24	No Opt. Call	A	4,048,790
1,740	5.250%, 12/15/25	No Opt. Call	A	1,701,633

10,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006C, 1.620%, 12/15/26	7/10 at 100.00	Baa1	7,660,000

11,615	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	12,185,993

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	847,550

9,230	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Cosmos Foundation Inc., Series 2007A, 5.375%, 2/15/37	2/15 at 100.00	N/R	7,530,019

3,695	Texas Public Finance Authority, Charter School Revenue Bonds, School of Excellence Charter School, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB+	3,673,236

7,400	Texas Turnpike Authority, First Tier Revenue Bonds, Central Texas Turnpike System, Series 2002A, 0.000%, 8/15/31 – AMBAC Insured	8/12 at 32.81	BBB+	1,907,350

74	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Texas Turnpike Authority, Second Tier Revenue Bonds, Central Texas Turnpike System, Series 2002:
$50,000	0.000%, 8/15/35 – AMBAC Insured	8/12 at 25.67	BBB+	$9,796,000
50,055	0.000%, 8/15/37 – AMBAC Insured	8/12 at 22.71	BBB+	8,485,324

4,055	Tomball Hospital Authority, Texas, Hospital Revenue Bonds, Tomball Regional Hospital, Series 2005, 5.000%, 7/01/23	7/15 at 100.00	Baa3	3,637,903

3,000	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.125%, 11/01/40	11/20 at 100.00	N/R	3,035,340

535	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax)	5/13 at 101.00	CCC	285,417

21,155	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.375%, 11/01/37	11/17 at 100.00	Baa2	19,518,238

9,880	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007B, 5.000%, 7/01/37	7/17 at 100.00	Baa1	8,445,720

8,640	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	7,545,744

15,000	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2006A, 4.500%, 8/01/35 – NPFG Insured (UB)	8/16 at 100.00	A	13,415,700
608,656	Total Texas			484,100,428
	Utah – 0.3%

750	Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds, South Davis Community Hospital Project, Series 1998, 5.750%, 12/15/18	6/10 at 100.00	N/R	712,058

2,700	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	2,623,347

2,050	Carbon County, Utah, Solid Waste Disposal Revenue Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries, Series 1997A, 7.450%, 7/01/17 (Alternative Minimum Tax)	7/10 at 100.00	N/R	2,054,100

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
1,335	5.550%, 11/15/21	11/16 at 100.00	N/R	1,216,906
200	5.550%, 11/15/26	11/16 at 100.00	N/R	169,754
5,845	5.700%, 11/15/36	11/16 at 100.00	N/R	4,714,343

485	Toole County, Utah, Hazardous Waste Treatment Revenue Bonds, Union Pacific Corporation, Series 1992A, 5.700%, 11/01/26 (Alternative Minimum Tax)	4/12 at 100.00	BBB	488,259

1,750	Utah County, Utah, Charter School Revenue Bonds, Lincoln Academy, Series 2007A, 5.875%, 6/15/37	6/17 at 100.00	N/R	1,460,638

675	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A, 6.000%, 7/15/37	7/15 at 102.00	N/R	573,190
15,790	Total Utah			14,012,595
	Virgin Islands – 0.0%

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,351,550

750	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Baa3	756,893
1,990	Total Virgin Islands			2,108,443

Nuveen Investments	75

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Virginia – 1.9%

$6,255	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax)	8/10 at 100.00	Ba3	$5,829,785

3,340	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1999A, 6.550%, 12/01/25 (Alternative Minimum Tax)	6/10 at 101.00	Ba3	3,345,210

3,540	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1999, 6.300%, 12/01/25 (Alternative Minimum Tax)	6/10 at 101.00	Ba3	3,508,600

420	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	3/13 at 101.00	N/R	386,866

3,300	Broad Street Community Development Authority, Virginia, Revenue Bonds, Series 2003, 7.500%, 6/01/33	6/13 at 102.00	N/R	2,911,128

2,183	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B, 6.750%, 3/01/34	3/14 at 102.00	N/R	1,637,752

	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005:
3,750	5.375%, 12/01/28	12/15 at 100.00	N/R	3,430,500
12,000	5.625%, 12/01/39	12/15 at 100.00	N/R	10,334,160

260	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Corporation Project, Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)	6/10 at 100.00	B+	240,115

7,000	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Project, Series 1996, 6.450%, 5/01/26	5/10 at 100.00	B+	6,796,370

45	Giles County Industrial Development Authority, Virginia, Solid Waste Faciltiy Revenue Bonds, Hoechst Celanese Corporation Project, Series 1992, 6.625%, 12/01/22 (Alternative Minimum Tax)	6/10 at 100.00	B+	44,524

2,990	Goochland County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation Project, Series 1998, 5.650%, 12/01/25 (Alternative Minimum Tax)	6/10 at 100.50	Ba3	2,784,617

	Lexington Industrial Development Authority, Virginia, Hospital Facility Revenue Refunding, Bonds, Stonewall Jackson Hospital, Series 2000:
25	6.250%, 7/01/11	7/10 at 102.00	N/R	25,518
40	6.350%, 7/01/12	7/10 at 102.00	N/R	40,894
110	6.550%, 7/01/14	7/10 at 102.00	N/R	112,476
45	6.625%, 7/01/15	7/10 at 102.00	N/R	45,992

3,000	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1	2,966,820

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2:
2,450	0.000%, 10/01/27 – AGC Insured	No Opt. Call	AAA	908,019
1,400	0.000%, 10/01/29 – AGC Insured	No Opt. Call	AAA	455,196
6,060	0.000%, 10/01/32 – AGC Insured	No Opt. Call	AAA	1,652,744
7,245	0.000%, 10/01/33 – AGC Insured	No Opt. Call	AAA	1,868,920
8,060	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AAA	1,943,750
1,300	0.000%, 10/01/35 – AGC Insured	No Opt. Call	AAA	292,864
5,000	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AAA	1,054,150
49,000	0.000%, 10/01/37	No Opt. Call	BBB+	8,043,350
21,625	0.000%, 10/01/38	No Opt. Call	BBB+	3,314,031
16,335	0.000%, 10/01/39	No Opt. Call	BBB+	2,336,885
15,275	0.000%, 10/01/40	No Opt. Call	BBB+	2,027,451

900	Metropolitan Washington D.C. Airports Authority, Virginia, Airport System Revenue Bonds, Series 2006B, 5.000%, 10/01/36 – FGIC Insured	10/16 at 100.00	AAA	893,439

5,000	Metropolitan Washington D.C. Airports Authority, Virginia, Airport System Revenue Bonds, Tender Option Bond Trust 11798, 17.180%, 10/01/36 – FGIC Insured (Alternative Minimum Tax) (IF)	10/16 at 100.00	AAA	4,854,600

76	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$4,350	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project, Series 2006A, 6.000%, 11/01/36 (Alternative Minimum Tax)	11/16 at 102.00	N/R	$3,165,539

725	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.150%, 9/01/24	9/16 at 100.00	N/R	658,452

977	Virginia Gateway Community Development Authority, Prince William County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30	3/13 at 102.00	N/R	937,158

13,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R	13,588,770
207,005	Total Virginia			92,436,645
	Washington – 1.1%

1,595	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/34	6/19 at 100.00	AA	1,709,122

2,500	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 19.078%, 6/01/39 (IF)	6/19 at 100.00	AA	3,131,300

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
1,890	5.500%, 6/01/27 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,533,792
2,310	5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,754,884

24,220	Port of Seattle, Washington, Special Facilities Revenue Bonds, Northwest Airlines Project, Series 2001, 7.250%, 4/01/30	4/11 at 101.00	N/R	24,232,110

2,190	Snohomish County Housing Authority, Washington, Revenue Bonds, Westwood Crossing Apartments, Series 2007, 5.250%, 5/01/37 (Alternative Minimum Tax)	5/17 at 100.00	N/R	1,597,320

	Vancouver Downtown Redevelopment Authority, Washington, Revenue Bonds, Conference Center Project, Series 2003A:
1,595	6.000%, 1/01/28 – ACA Insured	1/14 at 100.00	N/R	1,379,866
3,010	6.000%, 1/01/34 – ACA Insured	1/14 at 100.00	N/R	2,546,851

3,000	Washington Health Care Facilities Authority, Revenue Bonds, Swedish Health Services, Series 2009A, 6.500%, 11/15/30	11/14 at 100.00	A2	3,146,010

7,710	Washington State Economic Development Finance Authority, Revenue Bonds, Coeur D’Alene Fiber Project, Series 2007G, 7.000%, 12/01/27 (Alternative Minimum Tax)	12/17 at 100.00	N/R	5,525,757

4,255	Washington State Healthcare Facilities Authority, Revenue Bonds, Children’s Hospital and Regional Medical Center, Series 2008, Trust 1180, 16.225%, 10/01/35 (IF)	10/18 at 100.00	Aa3	4,726,624

3,680	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.625%, 6/01/32	6/13 at 100.00	BBB	3,699,541
57,955	Total Washington			54,983,177
	West Virginia – 1.0%

365	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	306,144

1,675	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Tax Increment Financing District 1, The Highlands Project, Series 2008A, 6.500%, 6/01/34	6/18 at 100.00	N/R	1,646,877

	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008:
21,165	6.500%, 10/01/38	10/18 at 100.00	N/R	20,395,017
28,275	6.750%, 10/01/43	10/18 at 100.00	N/R	27,940,224
51,480	Total West Virginia			50,288,262

Nuveen Investments	77

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)		Value

	Wisconsin – 1.4%

$2,440	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R		$2,309,558

450	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R	(5)	575,042

300	Milwaukee Redevelopment Authority, Wisconsin, Academy of Learning and Leadership Charter School, Series 2007A, 5.500%, 8/01/22	8/15 at 102.00	N/R		256,500

3,465	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 2008, Trust 1155, 13.351%, 11/15/31 (IF)	11/16 at 100.00	Aa1		3,725,222

1,115	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	8/10 at 100.00	A3		1,114,933

90	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999B, 5.625%, 2/15/20	8/10 at 100.00	BBB+		90,023

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A:
1,100	6.125%, 6/01/35	6/15 at 100.00	Baa2		1,111,880
1,225	6.125%, 6/01/39	No Opt. Call	Baa2		1,229,582

5,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Tender Option Bond Trust 2008-15W, 18.686%, 8/15/37 (IF)	2/20 at 100.00	AA–		6,099,975

2,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Community Memorial Hospital Inc. – Oconto Falls, Series 2003, 7.250%, 1/15/33	1/13 at 101.00	N/R		2,109,825

6,125	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB		5,126,503

2,205	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 22.882%, 4/01/39 (WI/DD, Settling 5/06/10) (IF)	4/19 at 100.00	AA–		2,425,147

9,605	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 1997, 5.750%, 2/15/27 – NPFG Insured	8/10 at 100.00	A		9,605,384

5,425	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Healthcare Inc., Tender Option Bond Trust 09-3114, 15.757%, 2/15/32 – NPFG Insured (IF)	2/12 at 101.00	A+		4,712,915

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A:
1,155	5.000%, 4/01/13	No Opt. Call	N/R		1,175,016
875	6.125%, 4/01/24	4/14 at 100.00	N/R		881,440
1,000	6.250%, 4/01/34	4/14 at 100.00	N/R		974,530

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	A1		512,735

1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, United Lutheran Program for the Aging Inc., Series 1998, 5.700%, 3/01/28	9/10 at 100.00	N/R		1,073,275

3,200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Upland Hills Health Inc., Series 2006B, 5.000%, 5/15/36	5/16 at 100.00	BBB		2,736,128

2,800	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2005, 5.250%, 3/01/35	3/15 at 100.00	BBB–		2,474,556

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Trust 2113:
9,750	14.024%, 8/15/30 (IF)	8/16 at 100.00	BBB+		6,674,850
3,535	14.519%, 8/15/31 (IF)	8/16 at 100.00	BBB+		2,492,529
3,750	14.529%, 8/15/34 (IF)	8/16 at 100.00	BBB+		2,444,925

7,855	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006B, 5.125%, 8/15/26 (UB)	8/16 at 100.00	BBB+		7,337,984
76,715	Total Wisconsin				69,270,457

78	Nuveen Investments

Principal Amount (000)	Description (1)	Option Call Provisions (2)	Ratings (3)	Value
	Wyoming – 0.3%

$13,125	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	$12,708,544
$5,932,870	Total Investments (cost $5,208,892,605) – 101.1%			4,953,131,815
	Borrowings – (0.2)% (13)			(10,000,000)
	Floating Rate Obligations – (3.2)%			(158,752,000)
	Other Assets Less Liabilities – 2.3%			113,189,686
	Net Assets – 100%			$4,897,569,501

Investment in Derivatives

Forward Swaps outstanding at April 30, 2010:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$89,000,000	Receive	3-Month USD-LIBOR	4.675%	Semi-Annually	7/23/10	7/23/39	$(5,046,300)
Barclays Bank PLC	56,000,000	Receive	3-Month USD-LIBOR	4.720	Semi-Annually	5/25/11	5/25/40	(1,769,600)
Barclays Bank PLC	79,500,000	Receive	3-Month USD-LIBOR	4.826	Semi-Annually	4/27/11	4/27/40	(4,102,200)
JPMorgan	64,000,000	Receive	3-Month USD-LIBOR	4.783	Semi-Annually	5/5/11	5/5/40	(2,790,400)
								$(13,708,500)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.

(7)	Principal Amount (000) rounds to less than $1,000.

(8)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(9)	On March 5, 2007, Bayonne Medical Center (“Bayonne”) received an “event of default notice” resulting from their failure to pay a $5,000,000 bank line of credit. As senior creditors of Bayonne, the Adviser, on behalf of the Fund, issued an event of default notice to Bayonne on March 15, 2007, under default provisions of the debt agreements. Under such notice, Bayonne became obligated to increase the interest rate it paid on the debt from 8.050% annually to 10.750% annually and the Adviser had instructed the custodian to reflect such change in the Fund’s records. On April 30, 2007, the Adviser concluded that Bayonne was not likely able to meet its interest obligations and directed the Fund’s custodian to cease accruing additional income and to “write-off” any remaining recorded balances on the Fund’s records.

(10)	Investment, or portion of investment, has been pledged as collateral for inverse floating rate transactions.

(11)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

(12)	This issue is under protection of the Federal Bankruptcy Court. As a result, the Fund’s Adviser has concluded this issue is not likely to meet its interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(13)	The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of April 30, 2010, investments with a value of $214,112,079 have been pledged as collateral for Borrowings.

(14)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Investments	79

Portfolio of Investments

Nuveen All-American Municipal Bond Fund

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 2.6%

$3,000	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2		$2,641,920

2,550	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB		2,365,941

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
1,000	5.500%, 1/01/21 – AGM Insured	1/14 at 100.00	AAA		993,230
1,000	5.500%, 1/01/22	1/14 at 100.00	BBB		864,010

2,000	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 – AMBAC Insured	7/13 at 100.00	Aa3		2,099,960

5,000	Southeast Alabama Gas District, General System Revenue Bonds, Series 2000A, 5.500%, 6/01/20 (Pre-refunded 6/01/10) – AMBAC Insured	6/10 at 102.00	A3	(4)	5,122,600
14,550	Total Alabama				14,087,661
	Arizona – 1.4%

2,100	Arizona Health Facilities Authority, Hospital System Revenue Bonds, John C. Lincoln Health Network, Series 2000, 7.000%, 12/01/25 (Pre-refunded 12/01/10)	12/10 at 102.00	BBB	(4)	2,220,036

1,000	Navajo County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Arizona Public Serivce Company, Cholla Project, Series 2009B, 5.500%, 6/01/34 (Mandatory put 6/01/14)	No Opt. Call	Baa2		1,076,960

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,000	5.250%, 12/01/28	No Opt. Call	A		965,440
3,000	5.000%, 12/01/37	No Opt. Call	A		2,675,280

1,000	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R		812,340
8,100	Total Arizona				7,750,056
	California – 8.8%

2,000	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%, 8/01/32 – AMBAC Insured	8/12 at 100.00	N/R		1,599,640

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2008, Trust 2985-1, 17.174%, 4/01/34 (IF)	4/18 at 100.00	AA		1,118,440

2,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/14	5/12 at 101.00	AA–		2,215,580

500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum Tax)	6/10 at 100.00	BBB		500,330

1,000	California Pollution Control Financing Authority, Solid Waste Revenue Bonds, Keller Canyon Landfill Company, Series 1992, 6.875%, 11/01/27 (Alternative Minimum Tax)	5/10 at 100.00	BBB		1,001,050

	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2003D:
1,350	5.500%, 6/01/17	12/13 at 100.00	A2		1,416,515
1,490	5.500%, 6/01/19	12/13 at 100.00	A2		1,545,622

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2		1,028,660

1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	A1		1,437,786

1,500	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB–		1,475,100

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.389%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AAA	$1,676,178

1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.500%, 7/01/31	7/17 at 100.00	A	1,030,350

810	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 13.292%, 11/15/46 (IF)	11/16 at 100.00	Aa3	678,318

700	California, General Obligation Bonds, Tender Option Bond Trust 3162, 19.363%, 3/01/40 – AGM Insured (IF)	3/20 at 100.00	AAA	845,320

1,605	Camarillo Community Development Commission, California, Corridor Project Tax Allocation Bonds, Series 2009, 6.000%, 9/01/41	9/19 at 100.00	A–	1,614,293

1,000	Chino, California, Community Facilities District 2009-1, Watson Commerce Center, Special Tax Bonds, Series 2010, 6.750%, 9/01/40	9/20 at 100.00	N/R	1,006,530

8,000	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	Aaa	4,848,160

2,000	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.250%, 9/01/37	9/15 at 102.00	N/R	1,344,400

510	Etiwanda School District, California, Coyote Canyon Community Facilties District 2004-1 Improvement Area 2 Special Tax Bonds, Series 2009, 6.500%, 9/01/32	9/19 at 100.00	N/R	516,701

1,300	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	AAA	1,279,850

3,440	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	BBB	2,651,655

500	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010A, 5.000%, 5/15/31	5/20 at 100.00	AA	520,010

500	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2006C, 5.000%, 7/01/29	7/16 at 100.00	AAA	527,490

2,700	M-S-R Energy Authority, Gas Revenue Bonds, California, Citigroup Prepay Contracts, Series 2009A, 7.000%, 11/01/34	No Opt. Call	A	3,192,480

250	Palm Springs, California, Airport Passenger Facility Charge Subordinate Refunding Revenue Bonds, Palm Springs International Airport, Series 2008, 6.000%, 7/01/18 (Alternative Minimum Tax)	7/14 at 102.00	N/R	238,645

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/15 at 101.00	N/R	1,480,670

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Baa2	3,165,420

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	No Opt. Call	A	1,715,763

1,000	Riverside County Community Facilities District 05-8 Scott Road, California, Special Tax Bonds, Series 2008, 7.250%, 9/01/38	9/10 at 103.00	N/R	997,470

930	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	808,058

670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	721,530

1,750	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	AA–	1,754,375

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 – AGM Insured	No Opt. Call	AAA	919,936

Nuveen Investments	81

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$205	Val Verde Unified School District, Riverside County, California, Certificates of Participation, Series 2009A, 5.125%, 3/01/36 – AGC Insured	3/19 at 100.00	AAA	$199,406

1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AAA	1,507,515
52,555	Total California			48,579,246
	Colorado – 3.1%

1,000	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	916,090

	Baptist Road Rural Transportation Authority, Colorado, Sales and Use Tax Revenue Bonds, Series 2007:
855	4.800%, 12/01/17	No Opt. Call	N/R	691,781
1,150	5.000%, 12/01/26	12/17 at 100.00	N/R	752,365

1,230	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.125%, 9/15/25 – SYNCORA GTY Insured	9/15 at 100.00	A	1,234,797

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R	443,765

475	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	N/R	447,198

1,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	913,390

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29	No Opt. Call	N/R	1,560,840

2,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured	5/19 at 100.00	AAA	2,109,180

325	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	223,015

2,145	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	2,159,479

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
1,080	6.250%, 11/15/28	No Opt. Call	A	1,159,002
2,775	6.500%, 11/15/38	No Opt. Call	A	3,052,611

1,745	Tallgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.250%, 12/01/37	12/16 at 100.00	N/R	1,337,734
17,780	Total Colorado			17,001,247
	Connecticut – 1.4%

5,115	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Western Massachusetts Electric Company, Series 1993A, 5.850%, 9/01/28	10/10 at 101.00	BBB	5,162,928

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-2, Trust 1080, 17.718%, 7/01/42 (IF)	7/17 at 100.00	AAA	1,245,260

500	Connecticut Housing Finance Authority, Single Family Housing Mortgage Finance Program Bonds, Series 2010-A2, 4.750%, 11/15/35	11/19 at 100.00	AAA	504,575

1,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	1,039,770
7,615	Total Connecticut			7,952,533

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia – 1.0%

$4,365	District of Columbia, Certificates of Participation, Series 2003, 5.500%, 1/01/18 – AMBAC Insured	1/14 at 100.00	A	$4,641,305

1,000	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	880,730
5,365	Total District of Columbia			5,522,035
	Florida – 5.9%

550	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	396,193

850	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	939,514

1,480	Colonial Country Club Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.400%, 5/01/33	5/13 at 101.00	A+	1,525,140

1,415	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34 (WI/DD, Settling 5/10/10)	5/13 at 101.00	N/R	1,379,370

1,000	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15	No Opt. Call	N/R	940,620

1,555	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BBB–	1,405,891

3,510	Florida Housing Finance Corporation, Revenue Bonds, Wyndham Place Apartments, Series 2000W-1, 5.850%, 1/01/41 – AGM Insured (Alternative Minimum Tax)	1/11 at 100.00	AAA	3,526,602

1,745	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	No Opt. Call	N/R	1,533,768

735	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34	5/14 at 101.00	A–	749,707

1,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A2	1,531,740

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AAA	2,040,400

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGC Insured	6/19 at 100.00	AAA	1,092,374

2,525	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	2,215,334

1,980	Palm Glades Community Development District, Florida, Special Assessment Bond, Series 2008A, 7.125%, 5/01/39	5/18 at 100.00	N/R	1,491,059

475	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.875%, 5/01/22	5/17 at 100.00	N/R	433,343

1,950	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004, 6.250%, 5/01/36	5/12 at 101.00	N/R	809,153

	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998:
3,000	5.500%, 10/01/18 – AMBAC Insured	No Opt. Call	N/R	3,326,820
500	5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	N/R	499,980

3,345	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	N/R	2,475,735

	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007:
985	5.250%, 5/01/39	No Opt. Call	N/R	686,171
500	6.650%, 5/01/40	5/18 at 100.00	N/R	400,580

900	Walnut Creek Community Development District, Pembroke Pines, Florida, Special Assessment Bonds, Series 2010, 5.950%, 5/01/40	5/20 at 100.00	A–	907,416

Nuveen Investments	83

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,000	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003, 6.125%, 5/01/35	5/13 at 101.00	N/R	$2,227,260
36,540	Total Florida			32,534,170
	Georgia – 2.0%

750	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	764,213

2,000	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	N/R	2,039,140

1,405	Dekalb County Housing Authority, Georgia, Subordinate Multifamily Housing Revenue Bonds, Greens of Stonecrest Project, 2001B Pass-Through Ceritificate Series 2001-8, 5.900%, 11/01/34 (Mandatory put 11/01/18) (Alternative Minimum Tax)	12/11 at 100.00	N/R	1,326,952

1,240	Effingham County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ft. James Project, Series 1998, 5.625%, 7/01/18 (Alternative Minimum Tax)	7/10 at 100.00	BB–	1,209,112

5,000	Georgia State, General Obligation Bonds, Refunding Series 2009E, 5.000%, 7/01/20 (8)	7/19 at 100.00	AAA	5,842,100
10,395	Total Georgia			11,181,517
	Idaho – 0.2%

1,000	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	AA	1,117,890
	Illinois – 9.2%

1,000	Bryant, Illinois, Pollution Control Revenue Refunding Bonds, Central Illinois Light Company, Series 1993, 5.900%, 8/01/23	8/10 at 100.00	BBB+	1,000,550

985	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	904,732

2,500	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004, Class A Certificates, 7.500%, 6/15/23	No Opt. Call	N/R	2,500,000

	Champaign, Illinois, General Obligation Public Safety Sales Tax Bonds, Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	A	1,572,983
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	A	1,752,398

2,258	Chicago, Illinois, FNMA/GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 2007-2G, Trust 1060, 21.001%, 6/01/39 (Alternative Minimum Tax) (IF)	6/17 at 104.00	Aaa	2,618,874

5,000	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-2, 5.950%, 8/15/26	6/10 at 100.00	BBB–	4,999,450

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA+	2,150,440

500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	501,805

1,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,152,776

1,665	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39	5/19 at 100.00	A–	1,800,281

5,000	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	4,541,850

3,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB	3,193,320

925	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AAA	952,149

1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AAA	1,437,310

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$4,000	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.500%, 1/01/22	1/13 at 100.00	Baa1	$3,986,040

455	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	7/16 at 100.00	A+	460,951

1,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Tender Option Bond Trust 3589, 16.566%, 4/20/41 (Alternative Minimum Tax) (IF)	4/16 at 100.00	AAA	892,500

1,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	812,560

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	B–	2,047,710

1,275	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36	1/16 at 100.00	AA	1,277,384

1,260	Markham, Illinois, Alternative Source Revenue Bonds, Series 2005A, 5.250%, 4/01/23 – RAAI Insured	4/15 at 100.00	N/R	1,227,668

1,387	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R	1,280,159

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA+	5,240,938

1,645	Warren Township School District 121, Lake County, Gurnee, Illinois, General Obligation Bonds, Series 2004C, 5.500%, 3/01/22 – AMBAC Insured	3/14 at 101.00	AA	1,796,422
50,020	Total Illinois			51,101,250
	Indiana – 3.5%

2,805	DeKalb Eastern High School Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 6.000%, 1/15/18 – AGM Insured	1/12 at 100.00	AAA	3,013,664

1,235	Hendricks County Building Facilities Corporation, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.500%, 7/15/24	7/14 at 100.00	Aa2	1,339,308

	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006:
1,000	5.000%, 8/01/24	8/16 at 100.00	Baa3	927,620
500	5.250%, 8/01/36	8/16 at 100.00	Baa3	445,265

	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A:
1,500	5.250%, 10/15/18	No Opt. Call	Aa3	1,605,060
5,000	5.250%, 10/15/20	No Opt. Call	Aa3	5,314,700

1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB–	1,453,200

1,000	Indiana Finance Authority, Hospital Refunding Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Series 2010, 5.125%, 3/01/30	3/20 at 100.00	A–	960,820

1,025	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA+	1,174,558

3,000	Jasper County, Indiana Pollution Control (Northern Indiana Public Service) Commercial Paper, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	A	3,252,810
18,465	Total Indiana			19,487,005
	Iowa – 0.8%

	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A:
500	5.250%, 8/15/29 – AGC Insured	8/19 at 100.00	Aa3	517,810
800	5.625%, 8/15/37 – AGC Insured	8/19 at 100.00	Aa3	856,376

1,490	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,219,044

Nuveen Investments	85

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$1,500	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	$1,535,835
4,290	Total Iowa			4,129,065
	Kansas – 1.0%

2,815	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BBB–	2,772,325

1,200	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32 (WI/DD, Settling 5/13/10)	4/20 at 100.00	BBB	1,207,992

1,385	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2002A, 6.250%, 12/01/33 (Alternative Minimum Tax)	12/11 at 104.50	Aaa	1,446,549
5,400	Total Kansas			5,426,866
	Kentucky – 1.9%

1,790	Columbia, Kentucky, Educational Development Revenue Bonds, Lindsey Wilson College Project, Series 2001, 6.250%, 4/01/21	4/11 at 101.00	BBB–	1,815,436

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,000	5.750%, 6/01/25	6/20 at 100.00	Baa2	2,004,740
2,000	6.000%, 6/01/30	6/20 at 100.00	Baa2	2,042,360

1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	Aa3	1,622,235

2,000	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997, 5.875%, 10/01/22	10/10 at 100.00	BB–	1,779,740

1,405	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37	2/18 at 100.00	A	1,463,279
10,695	Total Kentucky			10,727,790
	Louisiana – 5.2%

2,075	Calcasieu Parish Inc., Louisiana, Industrial Development Board Revenue Bonds, Oil Corporation Projcect, Series 2002, 6.625%, 2/01/16	4/14 at 100.00	Ba1	2,073,340

180	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2000A, 7.000%, 10/01/31 (Alternative Minimum Tax)	10/10 at 105.00	Aaa	186,244

5,605	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/21 – AMBAC Insured	6/16 at 100.00	A–	5,705,330

3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB	3,095,820

2,525	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation, Series 2002, 5.375%, 12/01/21 – NPFG Insured	12/12 at 100.00	A	2,727,076

4,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	2,863,120

2,000	Louisiana Publc Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	2,119,840

2,000	Louisiana Publc Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18	No Opt. Call	AAA	2,120,620

1,000	Rapides Parish Finance Authority, Louisiana, Pollution Control Revenue Bonds, Cleco Utility Group Inc. Project, Series, 6.000%, 10/01/38 (Mandatory put 10/01/11)	10/11 at 100.00	BBB	1,045,910

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Louisiana (continued)

$1,000	St. James Parish, Louisiana, Solid Waste Disposal Revenue Bonds, Freeport McMoran Project, Series 1992, 7.700%, 10/01/22 (Alternative Minimum Tax)	4/11 at 100.00	N/R		$999,980

	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
4,750	5.500%, 5/15/30	5/11 at 101.00	BBB		4,756,223
1,245	5.875%, 5/15/39	5/11 at 101.00	BBB		1,207,052
29,380	Total Louisiana				28,900,555
	Maine – 0.3%

1,665	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa3		1,684,747
	Maryland – 1.1%

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/20 at 100.00	BBB–		1,004,860

5,000	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2003A, 5.000%, 4/01/21	4/13 at 100.00	AA+		5,260,250
6,000	Total Maryland				6,265,110
	Massachusetts – 2.7%

4,700	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28	1/18 at 100.00	N/R		4,309,101

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R		445,305

1,550	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB		1,581,388

3,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	6/10 at 101.00	BBB		2,962,020

5,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002D, 5.375%, 8/01/21 (Pre-refunded 8/01/12) – NPFG Insured	8/12 at 100.00	Aa1	(4)	5,489,300
14,750	Total Massachusetts				14,787,114
	Michigan – 3.0%

2,755	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2003B, 5.000%, 5/01/20 – FGIC Insured	5/13 at 100.00	AA		2,804,122

1,250	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA–		1,248,413

500	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Series 2008A, 5.500%, 1/15/47 (Mandatory put 1/15/15)	No Opt. Call	AA		557,600

1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB		1,013,340

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A:
2,000	5.250%, 8/15/23	8/10 at 100.00	Ba3		1,712,540
10	5.250%, 8/15/28	8/10 at 100.00	BB–		7,930

500	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.625%, 11/15/29	11/19 at 100.00	A1		500,900

3,000	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A, 6.500%, 8/15/18	8/10 at 100.00	BB–		2,976,930

2,000	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding Bonds, Fixed Rate Conversion, Detroit Edison Company, Series 1999C, 5.650%, 9/01/29 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/11 at 100.00	A2		2,000,580

Nuveen Investments	87

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$3,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29	9/18 at 100.00	A1	$3,553,140
16,015	Total Michigan			16,375,495
	Minnesota – 1.2%

3,000	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A	3,408,870

2,500	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/35	11/15 at 100.00	BB+	2,333,375

1,080	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.250%, 12/01/20	12/13 at 100.00	AA+	1,149,250
6,580	Total Minnesota			6,891,495
	Mississippi – 0.4%

1,000	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30	2/21 at 102.00	NA	1,009,460

1,000	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/10 at 100.00	BBB	999,890
2,000	Total Mississippi			2,009,350
	Missouri – 1.4%

2,540	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	N/R	2,462,987

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,539,086

1,802	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	9/10 at 100.00	N/R	1,389,720

1,437	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	1,105,743
8,249	Total Missouri			7,497,536
	Nevada – 1.3%

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	Aa3	1,999,860

2,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 7.500%, 6/15/23	6/19 at 100.00	A	2,279,180

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
1,400	6.500%, 9/01/20	9/18 at 100.00	N/R	1,372,056
1,900	6.750%, 9/01/27	9/18 at 100.00	N/R	1,794,341
7,300	Total Nevada			7,445,437
	New Hampshire – 2.3%

3,500	New Hampshire Business Finance Authority, Pollution Control Revenue Refunding Bonds, Public Service Company of New Hampshire, Series 2001C, 5.450%, 5/01/21 – NPFG Insured	5/12 at 101.00	A	3,602,690

3,500	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2002, 5.200%, 5/01/27 (Alternative Minimum Tax)	5/16 at 101.00	BBB	3,510,430

1,155	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Refunding Series 2003B, 5.600%, 10/01/22	No Opt. Call	BBB+	1,159,562

2,690	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition PAC Bonds, Series 2005D, 6.000%, 1/01/35 (Alternative Minimum Tax)	1/15 at 100.00	Aa2	2,911,306

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire (continued)

$1,665	New Hampshire Housing Finance Authority, Single Family Residential Mortgage Bonds, Series 2006-I, 5.400%, 1/01/37 (Alternative Minimum Tax)	1/16 at 100.00	Aa2	$1,672,576
12,510	Total New Hampshire			12,856,564
	New Jersey – 4.3%

1,000	Camden County Pollution Control Financing Authority, New Jersey, Solid Waste Disposal and Resource Recovery System Revenue Bonds, Series 1991A, 7.500%, 12/01/10 (Alternative Minimum Tax)	6/10 at 100.00	Ba2	977,680

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	Aa2	1,662,649

	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B:
2,000	6.250%, 12/01/18	No Opt. Call	Baa2	2,218,340
600	7.500%, 12/01/32	6/19 at 100.00	Baa2	689,040

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.310%, 6/01/30 (IF) (5)	6/19 at 100.00	AA	1,611,959

7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/23	No Opt. Call	AA–	7,937,230

3,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AAA	3,425,760

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 – AGC Insured	12/19 at 100.00	Aa3	1,074,650

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AAA	2,249,200

1,010	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,082,569

1,460	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	BBB	1,047,039
21,740	Total New Jersey			23,976,116
	New Mexico – 0.6%

2,000	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico – San Juan Project, Series 1997A, 5.800%, 4/01/22	10/10 at 100.00	Baa3	1,999,780

1,195	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R	1,195,621
3,195	Total New Mexico			3,195,401
	New York – 6.1%

	Brooklyn Areba Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,133,330
2,000	6.375%, 7/15/43	No Opt. Call	BBB–	2,057,320

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33	5/19 at 100.00	A–	3,403,740

4,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29	7/12 at 100.00	AA–	4,089,880

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 17.554%, 6/15/39 (IF)	6/19 at 100.00	AA+	1,212,400

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/16	8/12 at 100.00	AA	5,452,750

3,500	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	3,745,980

Nuveen Investments	89

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$2,125	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA–	$2,433,486

5,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 7.000%, 12/01/12 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	A	5,328,100

5,000	Port Authority of New York and New Jersey, Special Project Bonds, KIAC Partners, Fourth Series 1996, 6.750%, 10/01/19 (Alternative Minimum Tax)	10/10 at 100.00	N/R	4,717,650
31,725	Total New York			33,574,636
	North Carolina – 1.4%

1,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R	928,270

	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2005, Tender Option Bonds Trust 3248:
585	26.843%, 10/01/41 (IF)	10/15 at 100.00	AA+	1,016,695
1,920	26.619%, 10/01/44 (IF)	10/16 at 100.00	AA+	3,321,638

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24	1/19 at 100.00	A–	1,176,460

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	1,167,660
5,505	Total North Carolina			7,610,723
	Ohio – 1.3%

2,435	American Municipal Power Ohio Inc., Genoa Village, Electric System Improvement Revenue Bonds, Series 2004, 5.250%, 2/15/24 – AGC Insured	2/14 at 100.00	AAA	2,530,355

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
2,000	6.500%, 6/01/47	6/17 at 100.00	BBB	1,649,260
2,480	5.875%, 6/01/47	6/17 at 100.00	BBB	1,861,538

1,270	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,350,569
8,185	Total Ohio			7,391,722
	Oklahoma – 0.3%

1,730	Durant Community Facilities Authority, Bryan County, Oklahoma, Sales Tax Revenue Bonds, Series 2004, 5.750%, 11/01/24 – SYNCORA GTY Insured	11/14 at 100.00	A+	1,906,391
	Oregon – 0.2%

80	Oregon, Economic Development Revenue Refunding Bonds, Georgia Pacific Corp., Series 1997-183, 5.700%, 12/01/25	6/10 at 100.00	Ba3	74,225

1,000	Port Astoria, Oregon, Pollution Control Revenue Bonds, James River Project, Series 1993, 6.550%, 2/01/15	8/10 at 100.00	BB–	1,000,500
1,080	Total Oregon			1,074,725
	Pennsylvania – 1.1%

1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	N/R	1,008,250

1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34	10/18 at 100.00	BBB	1,054,700

3,405	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	No Opt. Call	A3	3,695,855

415	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	427,587
5,820	Total Pennsylvania			6,186,392

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Puerto Rico – 1.6%

$1,030	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	12/13 at 100.00	AA+	$1,066,287

	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C:
4,000	5.500%, 7/01/25 – AMBAC Insured	No Opt. Call	A3	4,137,280
1,000	5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	A3	1,024,560

3,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	2,812,075
9,530	Total Puerto Rico			9,040,202
	Rhode Island – 0.2%

1,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	6/12 at 100.00	BBB	969,950
	South Carolina – 2.2%

200	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	232,012

	Greenwood County, South Carolina, Hospital Revenue Bonds, Self Memorial Hospital, Series 2001:
2,500	5.500%, 10/01/26	10/11 at 100.00	A	2,509,175
3,250	5.500%, 10/01/31	10/11 at 100.00	A	3,255,558

1,280	Richland County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2003A, 6.100%, 4/01/23 (Alternative Minimum Tax)	4/13 at 101.00	BBB	1,298,138

2,400	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2006C-2, 5.500%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	2/13 at 100.00	Aa2	2,558,544

2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.375%, 1/01/28	1/19 at 100.00	Aa2	2,209,700
11,630	Total South Carolina			12,063,127
	Tennessee – 2.3%

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D:
500	6.000%, 10/01/23	10/18 at 100.00	AA	564,010
1,500	6.125%, 10/01/28	10/18 at 100.00	AA	1,680,360

1,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A2	1,019,310

2,435	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22	4/12 at 101.00	A1	2,577,204

2,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Refunding Series 200A, 5.486%, 9/01/32	3/13 at 100.00	N/R	1,854,900

1,000	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/37 (7)	11/17 at 100.00	N/R	649,400

4,602	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R	4,382,070
13,037	Total Tennessee			12,727,254
	Texas – 5.5%

1,250	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB–	1,267,475

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc. – Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	No Opt. Call	BBB–	2,465,652

Nuveen Investments	91

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,500	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	$1,387,215

1,190	Fort Worth, Texas, General Obligation Bonds, Series 2003, 5.000%, 3/01/21 – FGIC Insured	3/13 at 100.00	AA+	1,273,693

2,000	Harris County-Houston Sports Authority, Texas, Junior Lien Special Revenue Bonds, Series 1998B, 0.000%, 11/15/14 – NPFG Insured	5/10 at 78.75	A	1,561,800

1,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	BBB	1,089,600

1,500	Montgomery County, Texas, General Obligation Bonds, Refunding Series 2008B, 5.125%, 3/01/31	3/19 at 100.00	AA	1,593,495

2,000	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Series 2008, 5.750%, 1/01/33	1/18 at 100.00	A3	2,114,000

3,000	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	1/19 at 100.00	A2	3,279,330

1,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34	12/13 at 100.00	Baa2	954,280

3,150	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21	10/12 at 100.00	Baa2	3,233,790

1,000	Tarrant County Cultural and Educational Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009-B2, 6.500%, 2/15/14	11/11 at 100.00	N/R	1,002,860

1,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/24	No Opt. Call	A	983,910

810	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	849,820

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	847,550

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 3479, 17.360%, 8/01/34 (IF)	8/19 at 100.00	Aaa	2,200,135

3,020	Tom Green County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Shannon Health System Project, Series 2001, 6.750%, 5/15/21	5/11 at 101.00	Ba1	3,094,171

750	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	No Opt. Call	N/R	757,770

500	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24	9/19 at 100.00	BBB+	496,480
29,520	Total Texas			30,453,026
	Utah – 0.9%

3,525	Carbon County, Utah, Solid Waste Disposal Revenue Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries, Series 1997A, 7.450%, 7/01/17 (Alternative Minimum Tax)	7/10 at 100.00	N/R	3,532,050

	Utah State Charter School Finance Authority, Noah Webster Academy Revenue Bonds, Series:
500	6.250%, 6/15/28	6/17 at 100.00	N/R	447,180
950	6.500%, 6/15/38	6/17 at 100.00	N/R	838,195
4,975	Total Utah			4,817,425
	Virgin Islands – 1.0%

500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	521,520

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,351,550

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virgin Islands (continued)

$875	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Baa3	$883,041

2,625	Virgin Islands Water and Power Authority, Electric System Revenue Refunding Bonds, Series 1998, 5.300%, 7/01/21	7/10 at 100.00	N/R	2,581,399
5,240	Total Virgin Islands			5,337,510
	Virginia – 0.4%

85	Goochland County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation Project, Series 1998, 5.650%, 12/01/25 (Alternative Minimum Tax)	6/10 at 100.50	Ba3	79,161

1,075	Henrico County Industrial Development Authority, Virginia, Solid Waste Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1997A, 5.875%, 3/01/17 (Alternative Minimum Tax)	9/10 at 100.00	BBB	1,075,677

1,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R	1,045,290
2,160	Total Virginia			2,200,128
	Washington – 1.1%

175	Franklin County Public Utility District 1, Washington, Electric Revenue Refunding Bonds, Series 2002, 5.625%, 9/01/20 – NPFG Insured	9/12 at 100.00	Aa3	190,031

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 19.200%, 6/01/34 (IF)	6/19 at 100.00	AA	1,234,790

1,000	Washington Health Care Facilities Authority, Revenue Bonds, Swedish Health Services, Series 2009A, 6.500%, 11/15/30	11/14 at 100.00	A2	1,048,670

3,490	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	BBB	3,551,005
5,625	Total Washington			6,024,496
	West Virginia – 0.3%

500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	No Opt. Call	N/R	452,815

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28	10/18 at 100.00	N/R	989,360
1,500	Total West Virginia			1,442,175
	Wisconsin – 3.9%

1,700	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,820,411

3,500	Madison, Wisconsin, Industrial Development Revenue Refunding Bonds, Madison Gas and Electric Company Projects, Series 2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)	4/12 at 100.00	AA–	3,536,715

2,760	Manitowoc, Wisconsin, Power System Revenue Bonds, Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	A+	2,863,334

335	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 2006, Trust 1155, 13.351%, 11/15/31 (IF)	11/16 at 100.00	Aa1	360,159

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	8/10 at 100.00	A3	1,999,880

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24	4/20 at 100.00	A3	1,017,040

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.500%, 2/15/19 – AMBAC Insured	No Opt. Call	A3	2,071,580

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29	5/14 at 100.00	BBB+	2,959,080

Nuveen Investments	93

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009:
$1,800	6.625%, 2/15/32	2/14 at 100.00	A+	$1,882,656
525	6.625%, 2/15/39	2/19 at 100.00	A+	570,255

780	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, 5.250%, 8/15/26	8/16 at 100.00	BBB+	738,878

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Trust 2113, 14.024%, 8/15/33 (IF)	8/13 at 100.00	BBB+	1,455,100

250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	BBB+	230,283
22,150	Total Wisconsin			21,505,371
	Wyoming – 0.7%

1,325	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A+	1,422,798

1,120	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 5.250%, 7/15/26 (Mandatory put 8/21/19)	8/19 at 100.00	A2	1,188,477

1,500	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	1,452,405
3,945	Total Wyoming			4,063,680
$536,511	Total Investments (cost $513,140,560) – 97.1%			536,872,184
	Other Assets Less Liabilities – 2.9%			16,207,872
	Net Assets – 100%			$553,080,056

Investments in Derivatives

Forward Swaps outstanding at April 30, 2010:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (6)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$2,000,000	Receive	3-Month USD-LIBOR	4.758%	Semi-Annually	1/14/11	1/14/40	$(102,400)
Morgan Stanley	2,750,000	Receive	3-Month USD-LIBOR	4.698	Semi-Annually	1/28/11	1/28/40	(109,450)
Morgan Stanley	4,500,000	Receive	3-Month USD-LIBOR	4.763	Semi-Annually	6/8/11	6/8/40	(167,850)
								$(379,700)

94	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment, or portion of investment, has been pledged as collateral for inverse floating rate transactions.

(6)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

(7)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

(8)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Investments	95

Portfolio of Investments

Nuveen Insured Municipal Bond Fund

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 2.1%

$9,000	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2000A, 5.875%, 9/01/31 (Pre-refunded 9/01/10) – NPFG Insured	9/10 at 101.00	A	(4)	$9,259,110

12,255	Walker County, Alabama, General Obligation Bonds, Series 2002, 0.000%, 2/01/32 – NPFG Insured	8/12 at 77.49	A		8,529,725
21,255	Total Alabama				17,788,835
	Arizona – 0.7%

1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/24 – NPFG Insured	7/14 at 100.00	AA+		1,038,780

6,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA		5,258,700
7,000	Total Arizona				6,297,480
	Arkansas – 0.4%

2,000	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/26 – NPFG Insured	11/14 at 100.00	Aa3		2,091,720

1,000	University of Arkansas, Fort Smith, Student Fee Revenue Bonds, Series 20019, 4.750%, 12/01/34	6/19 at 100.00	Aa3		1,013,220
3,000	Total Arkansas				3,104,940
	California – 15.5%

2,400	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	A–		1,324,392

5,000	California Department of Veterans Affairs, Home Purchase Revenue Bonds, Series 2002A, 5.350%, 12/01/27 – AMBAC Insured	6/12 at 101.00	AA–		5,073,800

10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA		11,583

990	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 – NPFG Insured	12/14 at 100.00	AAA		1,036,778

1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2		1,000,000

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	AAA		1,001,410

4,285	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+		4,113,429

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA		5,363,823

5,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002B, 5.000%, 3/01/27 – AMBAC Insured	3/12 at 100.00	A2		4,882,900

2,250	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa3		2,337,660

4,500	California, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	A1		4,512,600

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A–		1,320,044

6,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2		5,601,840

1,525	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	3/16 at 100.00	A–		1,353,255

1,980	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AAA		984,139

96	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$6,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	AAA		$6,137,820

5,025	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/26 – FGIC Insured	10/15 at 100.00	A+		5,132,334

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	8/10 at 100.00	A	(4)	15,058,313

10,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/27 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA		11,335,300

2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	A		1,891,085

2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA		2,636,725

10,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30 – AGM Insured	5/15 at 100.00	AAA		10,271,300

1,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	A+		1,512,690

6,995	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/31 – NPFG Insured (Alternative Minimum Tax)	5/11 at 100.00	A1		6,986,186

2,405	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A, 3.000%, 6/15/24 – AGM Insured	6/17 at 100.00	AAA		2,081,359

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
8,390	0.000%, 1/15/24 – NPFG Insured	No Opt. Call	A		2,866,360
51,000	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	A		9,968,970

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	A		7,042,308

3,450	San Jose Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	AA		3,593,520

5,000	San Luis Obispo County, California, Certificates of Participation, New County Government Center, Series 2002A, 5.000%, 10/15/27 – NPFG Insured	10/12 at 100.00	AA–		5,120,700

2,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+		1,997,100
180,875	Total California				133,549,723
	Colorado – 2.8%

	Broomfield, Colorado, Master Facilities Lease Purchase Agreement, Certificates of Participation, Series 1999:
5,030	5.875%, 12/01/19 – AMBAC Insured	6/10 at 100.00	Aa3		5,046,800
5,000	6.000%, 12/01/29 – AMBAC Insured	6/10 at 100.00	Aa3		5,011,850

2,140	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.250%, 9/15/32 – SYNCORA GTY Insured	9/15 at 100.00	A		2,141,840

15,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A		3,668,850

3,750	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/17 (Pre-refunded 9/01/10) – NPFG Insured	9/10 at 65.63	Aaa		2,457,413

1,095	El Paso County, Colorado, GNMA Collateralized Mortgage Revenue Bonds, Stetson Meadows Project, Series 2002A, 5.100%, 12/20/22 (Alternative Minimum Tax)	12/12 at 100.00	Aaa		1,111,118

Nuveen Investments	97

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$2,785	Mesa County Valley School District 51, Grand Junction, Colorado, General Obligation Bonds, Series 2004A, 5.000%, 12/01/23 – NPFG Insured	12/14 at 100.00	Aa2	$2,932,995

1,390	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/26 – FGIC Insured	6/15 at 100.00	AA–	1,455,956
36,190	Total Colorado			23,826,822
	Connecticut – 0.8%

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39 (WI/DD, Settling 5/18/10)	7/20 at 100.00	AA	1,060,920

3,475	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	3,652,468

2,125	Connecticut, Special Tax Obligation Transportation Infrastructure Bonds, Series 2004A, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	2,264,613
6,600	Total Connecticut			6,978,001
	Florida – 4.0%

910	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2000-4 , 6.250%, 7/01/22 – AGM Insured (Alternative Minimum Tax)	7/10 at 100.00	AAA	945,991

3,930	Florida Housing Finance Corporation, Housing Revenue Bonds, Sundance Pointe Apartments, Series 2000N-1, 6.050%, 2/01/41 – AGM Insured (Alternative Minimum Tax)	8/10 at 100.00	AAA	3,955,427

5,980	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Sunset Bay Apartments, Series 2000-5A, 6.050%, 1/01/41 – AGM Insured (Alternative Minimum Tax)	1/11 at 102.00	AAA	6,112,158

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
3,500	5.250%, 10/01/22 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A	3,528,105
6,350	5.375%, 10/01/27 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A	6,371,781

10,000	Miami-Dade County, Florida, General Obligation Bonds, Series 2005, 5.000%, 7/01/33 – FGIC Insured	7/15 at 100.00	AAA	10,213,800

	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Pinnacle Palms Apartments, Series 2001A:
830	5.550%, 7/01/21 – AGM Insured (Alternative Minimum Tax)	7/11 at 100.00	AAA	839,479
2,505	5.750%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	7/11 at 100.00	AAA	2,523,913
34,005	Total Florida			34,490,654
	Georgia – 4.3%

2,000	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	Aa2	2,070,800

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AAA	7,315,140

4,955	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University, Series 2004C, 5.250%, 7/15/24 – NPFG Insured	7/14 at 100.00	A3	5,105,632

	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,250	5.250%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa3	1,375,450
2,490	5.250%, 5/01/23 – NPFG Insured	5/14 at 100.00	Aa3	2,578,271
2,440	5.000%, 5/01/36 – NPFG Insured	5/14 at 100.00	Aa3	2,485,116

11,075	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	AA+	11,678,145

2,250	Oconee County Industrial Development Authority, Georgia, Revenue Bonds, University of Georgia Office of Information and Instructional Technology, Series 2003, 5.250%, 7/01/23 – SYNCORA GTY Insured	7/13 at 100.00	Aa3	2,343,218

98	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Georgia (continued)

$1,000	Richmond County Development Authority, Georgia, Revenue Bonds, Augusta State University, Jaguar Student Center Project, Series 2005A, 5.000%, 7/01/29 – SYNCORA GTY Insured	7/15 at 100.00	A2		$980,600

1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 – AGC Insured	6/19 at 100.00	AAA		1,021,260
35,460	Total Georgia				36,953,632
	Hawaii – 1.2%

5,795	Hawaii, General Obligation Bonds, Series 2002CX, 5.500%, 2/01/21 – AGM Insured	2/12 at 100.00	AAA		6,181,005

4,205	Hawaii, General Obligation Bonds, Series 2002CX, 5.500%, 2/01/21 (Pre-refunded 2/01/12) – AGM Insured	2/12 at 100.00	AAA		4,557,127
10,000	Total Hawaii				10,738,132
	Idaho – 0.5%

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa2		1,071,410
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa2		1,134,971

2,210	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009BI, 5.500%, 7/01/38	7/19 at 100.00	N/R		2,303,527
4,275	Total Idaho				4,509,908
	Illinois – 4.3%

3,335	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.266%, 12/01/24 (IF)	6/16 at 100.00	AAA		4,115,157

8,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	7/10 at 101.00	AA–		8,101,520

2,875	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1		3,003,599

3,000	Chicago, Illinois, Third Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 2002A, 5.750%, 1/01/19 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	A1		3,095,550

310	Cicero, Cook County, Illinois, General Obligation Corporate Purpose Bonds, Series 1994A, 6.400%, 12/01/14 – NPFG Insured	6/10 at 100.00	A		310,747

1,945	Illinois Development Finance Authority, Local Government Program Revenue Bonds, O’Fallon Project, Series 2002, 5.250%, 1/01/24 – FGIC Insured	1/12 at 100.00	A		2,017,004

6,500	Illinois Development Finance Authority, Revenue Bonds, Adventist Health System – Sunbelt Obligated Group, Series 1997A, 5.875%, 11/15/20 – NPFG Insured	11/10 at 101.00	AA		6,601,205

2,705	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2000, 5.400%, 12/01/20 – NPFG Insured	12/10 at 100.00	Aa3		2,785,636

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – NPFG Insured	No Opt. Call	AAA		2,220,300

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	A1		4,587,411
46,695	Total Illinois				36,838,129
	Indiana – 5.6%

	Boone County Hospital Association, Indiana, Lease Revenue Bonds, Series 2001:
3,190	5.500%, 1/15/21 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 100.00	AA–	(4)	3,382,325
8,605	5.500%, 1/15/26 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 100.00	AA–	(4)	9,123,795

Nuveen Investments	99

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Indiana (continued)

$4,000	Huntington Countywide School Building Corporation II, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – NPFG Insured	7/12 at 100.00	AA+	(4)	$4,379,560

4,000	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+		4,020,000

3,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AAA		3,783,955

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A:
11,915	5.125%, 7/01/27 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AA–	(4)	13,022,380
6,085	5.125%, 7/01/27 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AA–	(4)	6,650,540

3,000	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – FGIC Insured	7/12 at 100.00	AA+	(4)	3,284,670

1,005	St. Joseph County, Indiana, Economic Development Revenue Bonds, St. Mary’s College, Series 2002, 5.375%, 4/01/22 (Pre-refunded 4/01/12) – NPFG Insured	4/12 at 100.00	A	(4)	1,094,314
45,300	Total Indiana				48,741,539
	Kansas – 0.7%

3,135	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2005H, 5.000%, 5/01/32 – NPFG Insured	5/15 at 100.00	AA		3,225,727

3,065	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/26 – AGM Insured	9/14 at 101.00	AAA		3,263,857
6,200	Total Kansas				6,489,584
	Louisiana – 2.1%

3,020	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 – NPFG Insured	11/14 at 100.00	A1		3,229,709

2,685	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+		2,685,993

2,600	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	A		2,653,404

10,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	AAA		10,023,300
18,305	Total Louisiana				18,592,406
	Maine – 0.0%

180	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1995A, 5.875%, 7/01/25 – AGM Insured	7/10 at 100.00	AAA		180,434
	Maryland – 0.3%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,050	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	Baa3		920,546
1,750	5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	Baa3		1,527,610
2,800	Total Maryland				2,448,156
	Massachusetts – 3.2%

6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Bond Trust 3627, 13.456%, 7/01/34 (IF)	7/19 at 100.00	AA		7,136,482

8,485	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2001A, 5.800%, 7/01/30 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 100.00	N/R		8,494,673

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2009-14, Tender Option Bond Trust 2989, 13.218%, 8/01/38 (IF)	8/19 at 100.00	AAA		2,802,093

100	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts (continued)

$8,000	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	$9,001,360
25,485	Total Massachusetts				27,434,608
	Michigan – 3.2%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+		6,902,334

8,575	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/29 – NPFG Insured	5/15 at 100.00	Aa2		8,753,617

2,995	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/16 – SYNCORA GTY Insured	4/13 at 100.00	BB		2,818,894

1,720	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 1997A, 6.100%, 10/01/33 – AMBAC Insured (Alternative Minimum Tax)	10/10 at 100.00	AA		1,720,929

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA		1,981,660

5,455	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Airport, Series 2002D, 5.500%, 12/01/16 – FGIC Insured (Alternative Minimum Tax)	12/12 at 100.00	A		5,559,081
32,875	Total Michigan				27,736,515
	Minnesota – 0.3%

2,150	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Subordinate Lien Airport Revenue Bonds, Series 2001D, 5.750%, 1/01/16 – FGIC Insured (Alternative Minimum Tax)	1/11 at 100.00	A		2,185,346
	Missouri – 2.5%

4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 3604, 13.520%, 11/15/39 (IF)	11/19 at 100.00	AAA		5,413,137

7,600	Missouri-Illinois Metropolitan District Bi-State Development Agency, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/23 – AGM Insured	10/13 at 100.00	AAA		7,834,232

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGM Insured	No Opt. Call	AAA		1,433,000
6,000	0.000%, 7/15/32 – AGM Insured	No Opt. Call	AAA		1,614,240
6,250	0.000%, 7/15/33 – AGM Insured	No Opt. Call	AAA		1,577,813
7,000	0.000%, 7/15/34 – AGM Insured	No Opt. Call	AAA		1,657,600
6,000	0.000%, 7/15/35 – AGM Insured	No Opt. Call	AAA		1,332,180
2,000	0.000%, 7/15/36 – AGM Insured	No Opt. Call	AAA		417,260
44,305	Total Missouri				21,279,462
	Nevada – 1.1%

3,625	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 1999A, 6.100%, 12/01/38 – AMBAC Insured (Alternative Minimum Tax)	6/10 at 102.00	BBB		3,640,479

2,000	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	Aa3		2,044,620

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
4,070	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	Caa2		980,829
2,000	5.375%, 1/01/40 – AMBAC Insured (5)	7/10 at 100.00	Caa2		642,380

2,100	Henderson Redevelopment Agency, Nevada, Senior Lien Tax Allocation Bonds, Series 2002A, 5.250%, 10/01/25 – AMBAC Insured	10/12 at 101.00	BBB+		2,045,799
13,795	Total Nevada				9,354,107

Nuveen Investments	101

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire – 0.5%

$3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 13.902%, 6/01/39 (IF)	6/19 at 100.00	AA+	$4,174,149
	New Jersey – 2.8%

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,775	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,841,421
1,775	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,836,238

2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	AA–	2,416,751

	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
6,500	5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	6,989,905
4,000	5.000%, 1/01/23 – AGM Insured	7/13 at 100.00	AAA	4,166,120

	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
3,000	5.000%, 1/01/21 – AGM Insured	1/15 at 100.00	AAA	3,228,330
3,315	5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AAA	3,522,950
22,515	Total New Jersey			24,001,715
	New Mexico – 0.5%

4,230	University of New Mexico, FHA-Insured Mortgage Hospital Revenue Bonds, Series 2004, 5.000%, 7/01/23 – AGM Insured	7/14 at 100.00	AAA	4,398,143
	New York – 3.5%

1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	A	1,940,630

1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	1,774,907

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	13.246%, 2/15/39 (IF)	2/19 at 100.00	AAA	2,358,540
2,335	13.235%, 2/15/39 (IF)	2/19 at 100.00	AAA	2,753,175

4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,774,272

4,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A	4,704,834

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project Pilot, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AAA	827,470

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA	5,218,850

135	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	No Opt. Call	AA	135,645

1,035	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/24 – AMBAC Insured	10/15 at 100.00	AA	1,103,372

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
2,655	5.000%, 3/15/24 – FGIC Insured	3/14 at 100.00	AAA	2,824,787
1,515	5.000%, 3/15/25 – FGIC Insured	3/14 at 100.00	AAA	1,606,551
1,000	5.000%, 3/15/26 – FGIC Insured	3/14 at 100.00	AAA	1,050,400
28,590	Total New York			30,073,433
	North Carolina – 1.6%

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 2009-43W, Series 2009B, 13.225%, 7/01/38 (IF)	7/20 at 100.00	AAA	2,206,079

3,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Series 2009, 5.000%, 1/01/38	1/19 at 100.00	AA	3,178,320

102	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	North Carolina (continued)

$7,950	Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, Series 2009, 5.000%, 6/01/39	6/19 at 100.00	AAA		$8,447,591
12,730	Total North Carolina				13,831,990
	North Dakota – 0.6%

5,000	Fargo, North Dakota, Health System Revenue Bonds, MeritCare Obligated Group, Series 2002A, 5.125%, 6/01/27 – AMBAC Insured	6/12 at 100.00	A		4,935,350
	Ohio – 2.9%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
130	5.125%, 6/01/24	6/17 at 100.00	BBB		120,094
1,420	5.875%, 6/01/30	6/17 at 100.00	BBB		1,202,442
1,370	5.750%, 6/01/34	6/17 at 100.00	BBB		1,077,930
3,145	5.875%, 6/01/47	6/17 at 100.00	BBB		2,360,700

1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/23 – AGM Insured	6/14 at 100.00	AAA		1,058,330

2,500	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/23 – AMBAC Insured	6/14 at 100.00	BBB+		2,566,925

8,505	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1		7,930,657

2,240	Marysville Exempt Village School District, Union County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AAA		2,369,674

2,640	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	Aa2	(4)	2,992,572

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa		3,027,150
25,950	Total Ohio				24,706,474
	Oklahoma – 0.5%

1,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37	2/17 at 100.00	A		944,970

2,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1999A, 6.000%, 6/01/21 – FGIC Insured	6/10 at 100.00	A		2,009,460

1,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1999B, 6.125%, 6/01/26 – FGIC Insured (Alternative Minimum Tax)	6/10 at 100.00	A		1,000,600
4,000	Total Oklahoma				3,955,030
	Oregon – 0.7%

2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA		2,883,350

3,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A., 5.000%, 11/15/33	5/19 at 100.00	AAA		3,198,720
5,500	Total Oregon				6,082,070
	Pennsylvania – 2.7%

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3		1,102,721

12,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AAA		9,032,760

4,980	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 – AGM Insured	9/14 at 100.00	AAA		5,183,632

2,430	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16 – NPFG Insured	9/15 at 100.00	A1		2,558,255

Nuveen Investments	103

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

$5,200	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 11/15/28 – AGM Insured	5/15 at 100.00	Aa2		$5,487,404
25,660	Total Pennsylvania				23,364,772
	Puerto Rico – 1.7%

1,250	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/18 – FGIC Insured	7/13 at 100.00	A3		1,288,500

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
840	5.500%, 7/01/14 – AGM Insured	No Opt. Call	AAA		937,222
2,550	5.500%, 7/01/16 – AGM Insured	No Opt. Call	AAA		2,894,199
3,000	5.500%, 7/01/17 – AGM Insured	No Opt. Call	AAA		3,372,540
3,440	5.500%, 7/01/18 – AGM Insured	No Opt. Call	AAA		3,847,227
2,250	5.500%, 7/01/19 – AGM Insured	No Opt. Call	AAA		2,493,135
13,330	Total Puerto Rico				14,832,823
	Rhode Island – 0.1%

790	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.650%, 7/01/15 – NPFG Insured	7/10 at 100.00	A		791,967
	South Carolina – 1.5%

2,105	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/23 – NPFG Insured	8/14 at 100.00	A		2,188,653

3,785	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 – AGM Insured	4/12 at 100.00	AAA		3,812,858

6,565	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 (Pre-refunded 4/15/12) – AGM Insured	4/12 at 100.00	AAA		7,133,660
12,455	Total South Carolina				13,135,171
	Tennessee – 1.7%

10,000	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 – SYNCORA GTY Insured	6/19 at 100.00	Aa2		9,984,500

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
720	5.000%, 7/01/16	No Opt. Call	BBB+		758,578
755	5.000%, 7/01/17	7/16 at 100.00	BBB+		783,328
1,600	5.500%, 7/01/36	7/16 at 100.00	BBB+		1,533,568

705	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	9/10 at 101.00	A2		712,431

1,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement anf Refunding Series 2009, 5.250%, 12/01/39 - AGM Insured	12/19 at 100.00	AAA		1,045,150
14,780	Total Tennessee				14,817,555
	Texas – 9.6%

	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A:
8,000	5.625%, 11/01/26 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+		8,090,000
3,855	5.500%, 11/01/31 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+		3,879,788

275	DeSoto, Dallas County, Texas, General Obligation Bonds, Series 2001, 5.500%, 2/15/21 (Pre-refunded 2/15/11) – FGIC Insured	2/11 at 100.00	A	(4)	285,893

5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	A1		4,834,650

104	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G:
$5,000	5.250%, 11/15/21 – NPFG Insured	11/11 at 100.00	A		$5,012,050
6,500	5.250%, 11/15/22 – NPFG Insured	11/11 at 100.00	A		6,510,660
6,800	5.250%, 11/15/30 – NPFG Insured	11/11 at 100.00	A		6,393,020
2,500	5.375%, 11/15/41 – NPFG Insured	11/11 at 100.00	A		2,260,650

5,010	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.000%, 3/01/25 – NPFG Insured	3/12 at 100.00	AA		5,182,945

1,190	Mansfield, Texas, General Obligation Bonds, Series 2004A, 5.250%, 2/15/25 – AMBAC Insured	2/14 at 100.00	AA		1,285,545

11,895	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2009, 5.000%, 10/01/36	10/19 at 100.00	AA–		12,477,498

20,000	Texas Turnpike Authority, First Tier Revenue Bonds, Central Texas Turnpike System, Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	BBB+		14,063,800

	Williamson County, Texas, General Obligation Bonds, Series 2001:
90	5.500%, 2/15/21 – AGM Insured	2/11 at 100.00	AAA		92,801
95	5.500%, 2/15/22 – AGM Insured	2/11 at 100.00	AAA		97,956

	Williamson County, Texas, General Obligation Bonds, Series 2001:
5,845	5.500%, 2/15/21 (Pre-refunded 2/15/11) – AGM Insured	2/11 at 100.00	AAA		6,084,645
6,180	5.500%, 2/15/22 (Pre-refunded 2/15/11) – AGM Insured	2/11 at 100.00	AAA		6,433,380
88,235	Total Texas				82,985,281
	Utah – 1.6%

5,000	Emery County, Utah, Pollution Control Revenue Refunding Bonds, PacifiCorp Project, Series 1993A, 5.650%, 11/01/23 – AMBAC Insured	5/10 at 100.00	A		5,017,750

6,335	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+		6,466,768

6,830	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007, 0.000%, 6/15/29 – NPFG Insured	6/17 at 55.29	AA–		2,451,492
18,165	Total Utah				13,936,010
	Vermont – 0.0%

220	Vermont Housing Finance Agency, Single Family Housing Bonds, Series 2000-12A, 6.300%, 11/01/31 – AGM Insured	5/10 at 100.00	AAA		222,886
	Virginia – 0.7%

5,755	Alexandria Industrial Development Authority, Virginia, Fixed Rate Revenue Bonds, Institute for Defense Analyses, Series 2000A, 5.900%, 10/01/20 (Pre-refunded 10/01/10) – AMBAC Insured	10/10 at 101.00	N/R	(4)	5,942,095

500	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009C, 5.000%, 5/15/25	5/19 at 100.00	AA+		529,440
6,255	Total Virginia				6,471,535
	Washington – 8.1%

3,000	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2001A, 5.600%, 1/01/36 – NPFG Insured (Alternative Minimum Tax)	7/11 at 101.00	AA		3,013,110

5,040	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002A, 5.450%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA		5,011,272

	Douglas County Public Utility District 1, Washington, Revenue Refunding Bonds, Wells Hydroelectric, Series 2000A:
2,975	6.300%, 9/01/15 – NPFG Insured (Alternative Minimum Tax)	9/10 at 100.00	AA		3,004,631
1,135	6.350%, 9/01/18 – NPFG Insured (Alternative Minimum Tax)	9/10 at 100.00	AA		1,143,217

10,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station - Nuclear Project 2, Series 2002C, 5.750%, 7/01/18 – NPFG Insured	7/12 at 100.00	Aaa		10,861,000

7,000	King County, Washington, General Obligation Sewer Bonds, Series 2005, 5.000%, 1/01/35 – FGIC Insured	No Opt. Call	AAA		7,230,300

Nuveen Investments	105

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Washington (continued)

$2,335	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.264%, 1/01/39 – AGM Insured (IF)	7/17 at 100.00	AAA		$2,640,978

6,000	Port of Seattle, Washington, Revenue Bonds, Series 1999A, 5.000%, 9/01/24 – FGIC Insured	9/12 at 100.00	A1		6,117,480

7,475	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.250%, 9/01/26 – NPFG Insured (Alternative Minimum Tax)	9/10 at 101.00	A		7,514,991

8,775	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/20 – NPFG Insured (Alternative Minimum Tax)	9/10 at 101.00	A		8,844,586

1,785	Port of Seattle, Washington, Subordinate Lien Revenue Bonds, Series 1999B, 5.500%, 9/01/16 – FGIC Insured (Alternative Minimum Tax)	9/12 at 100.00	A1		1,852,776

1,000	Snohomish County Public Utility District 1, Washington, Water Revenue Refunding Bonds, Series 2002, 5.500%, 12/01/22 – FGIC Insured	6/12 at 100.00	AA		1,060,330

7,825	Snohomish County School District 16, Washington, Unlimited Tax General Obligation Bonds, Arlington School, Series 2000, 5.750%, 12/01/19 (Pre-refunded 12/01/10) – FGIC Insured	12/10 at 100.00	Aa1	(4)	8,077,122

3,335	Washington State, General Obligation Bonds, Tender Option Bond Trust 1121, 13.345%, 7/01/29 – AGM Insured (IF)	7/16 at 100.00	AAA		3,909,787
67,680	Total Washington				70,281,580
	Wisconsin – 1.1%

2,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	A		2,546,550

1,650	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	A+		1,672,374

5,000	Wisconsin, General Obligation Bonds, Series 2002G, 5.000%, 5/01/18 (Pre-refunded 5/01/13) – NPFG Insured	5/13 at 100.00	AA	(4)	5,570,000
8,650	Total Wisconsin				9,788,924
$944,790	Total Investments (cost $828,833,523) – 98.0%				846,305,271
	Floating Rate Obligations – (0.9)%				(7,495,000)
	Other Assets Less Liabilities – 2.9%				24,643,042
	Net Assets – 100%				$863,453,313

The Fund intends to invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – Insurance, for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

106	Nuveen Investments

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 2.4%

$7,440	Alabama Public School and College Authority, Capital Improvement Revenue Bonds, Series 2002A, 5.000%, 2/01/21	2/12 at 100.00	Aa1		$7,757,762

	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
3,000	5.250%, 11/15/16	11/15 at 100.00	Baa2		3,072,270
2,290	5.250%, 11/15/20	11/15 at 100.00	Baa2		2,241,017

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
750	5.000%, 11/15/12	No Opt. Call	A3		786,248
820	5.000%, 11/15/15	No Opt. Call	A3		858,638
2,925	5.000%, 11/15/16	11/15 at 100.00	A3		2,997,833

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
4,000	5.250%, 1/01/11	No Opt. Call	BBB		3,871,280
10,000	5.250%, 1/01/12	No Opt. Call	BBB		9,570,500
7,000	5.250%, 1/01/13	No Opt. Call	BBB		6,641,600
10,000	5.250%, 1/01/14	No Opt. Call	BBB		9,423,600

9,280	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D, 5.000%, 2/01/42 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	AAA		10,099,888

	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A:
500	5.000%, 12/01/10	No Opt. Call	A–		508,600
1,645	5.000%, 12/01/14	No Opt. Call	A–		1,750,165
59,650	Total Alabama				59,579,401
	Arizona – 1.2%

	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004:
2,695	4.000%, 4/01/13	No Opt. Call	A		2,820,506
1,000	5.000%, 4/01/17	4/14 at 100.00	A		1,037,750

6,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.375%, 7/01/19 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	N/R	(4)	6,755,640

2,810	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.250%, 12/01/20	12/15 at 100.00	BBB		2,875,333

2,740	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/14 (ETM)	No Opt. Call	N/R	(4)	3,107,050

1,200	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–		1,223,100

11,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/14 – NPFG Insured	12/13 at 100.00	Aa2		12,238,050
27,445	Total Arizona				30,057,429
	Arkansas – 1.4%

1,490	Conway, Arkansas, Restaurant Gross Receipts Tax Revenue Bonds, Series 2007, 5.000%, 12/01/22 – AGM Insured	12/15 at 100.00	AAA		1,564,798

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
6,730	5.000%, 11/01/17 – AGM Insured	11/16 at 100.00	AAA		7,519,833
6,740	4.500%, 11/01/19 – AGM Insured	11/16 at 100.00	AAA		7,193,602

	Fort Smith, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006:
8,715	4.000%, 9/01/13 – FGIC Insured	No Opt. Call	AA		9,409,411
155	4.000%, 9/01/14 – FGIC Insured	No Opt. Call	AA		168,079

	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2007:
1,235	5.000%, 10/01/19 – FGIC Insured	10/17 at 100.00	A		1,354,672
1,000	5.000%, 10/01/21 – FGIC Insured	10/17 at 100.00	A		1,080,610

Nuveen Investments	107

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arkansas (continued)

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:
$575	5.000%, 8/01/21 – CIFG Insured	8/17 at 100.00	N/R	$605,602
1,130	5.000%, 8/01/22 – CIFG Insured	8/17 at 100.00	N/R	1,178,262
1,185	5.000%, 8/01/23 – CIFG Insured	8/17 at 100.00	N/R	1,230,753
1,245	5.000%, 8/01/24 – CIFG Insured	8/17 at 100.00	N/R	1,283,844

	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B:
1,270	5.000%, 2/01/14	No Opt. Call	Baa1	1,362,164
1,000	5.000%, 2/01/17	2/15 at 100.00	Baa1	1,039,760
1,165	5.000%, 2/01/18	2/15 at 100.00	Baa1	1,200,649
33,635	Total Arkansas			36,192,039
	California – 7.3%

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
3,000	6.000%, 5/01/15 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	3,344,280
10,000	5.875%, 5/01/16 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	11,122,800

3,845	California Health Facilities Financing Authority, Insured Health Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 1994A, 5.000%, 7/01/14 – AMBAC Insured	7/10 at 100.00	A	3,851,421

7,680	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A	8,002,560

1,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum Tax)	6/10 at 100.00	BBB	1,000,660

	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C:
8,075	5.500%, 6/01/14	12/13 at 100.00	A2	8,825,571
3,940	5.500%, 6/01/17	12/13 at 100.00	A2	4,134,124

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G:
1,810	5.250%, 7/01/11	No Opt. Call	BBB	1,865,042
750	5.250%, 7/01/13	No Opt. Call	BBB	789,705
1,200	5.000%, 7/01/22	7/15 at 100.00	BBB	1,153,356

10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	Aa3	9,777,100

	California, Economic Recovery Revenue Bonds, Series 2004A:
10,000	5.250%, 7/01/13	No Opt. Call	Aa3	11,149,700
5,805	5.250%, 7/01/14	No Opt. Call	Aa3	6,575,846

1,695	California, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14 (ETM)	No Opt. Call	AAA	1,965,454

10,870	California, General Obligation Bonds, Series 2003, 5.250%, 2/01/14 – NPFG Insured	2/13 at 100.00	A1	11,806,451

6,000	California, State Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.250%, 7/01/21	7/19 at 100.00	Aa3	6,729,660

18,000	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – NPFG Insured	No Opt. Call	A1	18,986,580

1,120	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	8/13 at 100.00	AA	1,078,101

715	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	790,189

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,500	5.000%, 6/01/17	No Opt. Call	BBB	7,530,750
9,950	4.500%, 6/01/27	6/17 at 100.00	BBB	9,146,140

108	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$5,000	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R		$5,465,800

5,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.250%, 7/01/19 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AAA		5,655,400

10,000	M-S-R Energy Authority, Gas Revenue Bonds, California, Citigroup Prepay Contracts, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A		10,717,000

10,000	M-S-R Energy Authority, Gas Revenue Bonds, California, Citigroup Prepay Contracts, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A		10,717,000

6,000	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	10/10 at 100.00	A2		5,974,320

	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AAA		1,013,913
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AAA		1,098,115
4,075	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AAA		2,002,863

2,005	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured	No Opt. Call	A		2,180,818

100	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 4.700%, 6/01/11 (ETM)	No Opt. Call	AAA		104,656

8,000	University of California, General Revenue Bonds, Series 2005F, 5.000%, 5/15/19 – AGM Insured	5/13 at 101.00	AAA		8,799,040

370	Yuba County Water Agency, California, Yuba River Development Revenue Bonds, Pacific Gas and Electric Company, Series 1966A, 4.000%, 3/01/16	9/10 at 100.00	Baa1		361,805
177,415	Total California				183,716,220
	Colorado – 2.5%

16,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	AA		17,467,016

6,725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/22	9/17 at 100.00	BBB		6,706,170

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/16	No Opt. Call	A–		1,053,350
1,000	5.250%, 6/01/18	6/16 at 100.00	A–		1,040,040

10,000	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/19 – FGIC Insured	11/16 at 100.00	A+		10,811,200

3,000	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2000A, 6.000%, 11/15/16 – AMBAC Insured (Alternative Minimum Tax)	11/10 at 100.00	A+		3,072,030

9,915	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2001A, 5.500%, 11/15/16 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+		10,474,305

5,775	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R	(4)	6,474,815

5,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	A		5,008,750

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A		1,782,800
69,245	Total Colorado				63,890,476

Nuveen Investments	109

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Connecticut – 0.1%

$3,450	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	7/10 at 100.00	BBB		$3,449,724
	District of Columbia – 2.1%

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
325	5.375%, 5/15/10	No Opt. Call	BBB		325,364
7,090	6.000%, 5/15/11	No Opt. Call	BBB		7,306,387
3,550	5.800%, 5/15/13	5/11 at 101.00	BBB		3,669,209
3,730	5.875%, 5/15/14	5/11 at 101.00	BBB		3,842,571
8,280	6.250%, 5/15/24	5/11 at 101.00	BBB		8,326,782
2,920	6.500%, 5/15/33	No Opt. Call	BBB		2,878,740

10,065	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – AGM Insured	No Opt. Call	AAA		11,854,960

11,530	District of Columbia, General Obligation Bonds, Series 2003B, 5.000%, 6/01/15 – AMBAC Insured	6/13 at 100.00	Aa2		12,435,336

	District of Columbia, Hospital Revenue Bonds, Sibley Memorial Hospital, Series 2009:
420	6.500%, 10/01/20	10/19 at 100.00	A		482,504
1,715	6.500%, 10/01/23	10/19 at 100.00	A		1,937,933
825	6.500%, 10/01/24	10/19 at 100.00	A		920,964
50,450	Total District of Columbia				53,980,750
	Florida – 5.8%

5,000	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/23 – NPFG Insured	7/13 at 100.00	Aa3		5,096,450

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
12,380	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+		13,082,689
33,060	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	A+		34,245,862

5,000	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B, 5.375%, 6/01/17	6/12 at 101.00	AAA		5,423,000

7,695	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2003A, 5.000%, 7/01/16 – AGM Insured	7/13 at 101.00	AAA		8,441,338

7,215	Hillsborough County, Florida, Capital Improvement Program Revenue Bonds, Junior Lien Refunding Series 2003, 5.000%, 8/01/13 – FGIC Insured	No Opt. Call	AA+		8,091,334

5,000	Key West Utility Board, Florida, Electric System Revenue Refunding Bonds, Series 2000, 6.000%, 10/01/12 – AMBAC Insured	No Opt. Call	A2		5,516,450

3,675	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/10	No Opt. Call	BBB+		3,689,921

5,000	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa3		4,990,350

5,750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 6.250%, 11/15/24 (Pre-refunded 11/15/12)	11/12 at 100.00	N/R	(4)	6,431,663

4,150	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2003B, 5.000%, 10/01/16	4/13 at 100.00	Aa1		4,533,792

7,540	Palm Beach County, Florida, Airport System Revenue Bonds, Series 2002, 5.750%, 10/01/13 – NPFG Insured	No Opt. Call	A		8,362,463

10,300	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2006A, 5.000%, 9/01/26 – NPFG Insured	9/16 at 100.00	Aa3		10,315,965

21,055	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA–		21,478,837

110	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$6,020	Tampa Sports Authority, Hillsborough County, Florida, Local Option Sales Tax Payments Revenue Bonds, Stadium Project, Series 2005, 5.000%, 1/01/20 – AGM Insured	1/15 at 100.00	AAA		$6,397,635
138,840	Total Florida				146,097,749
	Georgia – 0.5%

10,000	Appling County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Hatch Plant Project, Series 2006, 4.400%, 7/01/16 (Mandatory put 7/01/11) – AMBAC Insured	7/11 at 100.00	A		10,312,300

2,275	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R		2,318,111

1,000	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/15	12/14 at 100.00	BBB–		1,038,560
13,275	Total Georgia				13,668,971
	Idaho – 0.1%

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
450	5.250%, 9/01/16	No Opt. Call	BBB–		460,427
1,300	5.250%, 9/01/20	9/16 at 100.00	BBB–		1,282,580
1,750	Total Idaho				1,743,007
	Illinois – 7.3%

17,500	Chicago Housing Authority, Illinois, Revenue Bonds, Capital Fund Program, Series 2001, 5.375%, 7/01/19 (Pre-refunded 7/01/12)	7/12 at 100.00	Aaa		19,232,325

4,415	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.266%, 12/01/24 (IF)	6/16 at 100.00	AAA		5,447,801

9,100	Chicago Public Building Commission, Illinois, General Obligation Lease Bonds, Chicago Transit Authority, Series 2003, 5.250%, 3/01/22 (Pre-refunded 3/01/13) – AMBAC Insured	3/13 at 100.00	N/R	(4)	10,149,412

7,010	Chicago, Illinois, General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1993A, 5.000%, 1/01/16	7/10 at 100.00	AA		7,025,562

10,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	7/10 at 101.00	AA–		10,126,900

20,000	Cook County, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 11/15/17 – AMBAC Insured	5/14 at 101.00	AA		21,685,000

6,500	Cook County, Illinois, General Obligation Refunding Bonds, Series 2002D, 5.250%, 11/15/19 – AMBAC Insured	11/12 at 100.00	AA		7,118,410

1,850	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.400%, 4/01/27	4/17 at 100.00	Baa2		1,821,695

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB		5,322,200

900	Illinois Health Facilities Authority, Revenue Bonds, Centegra Health System, Series 1998, 5.500%, 9/01/10	No Opt. Call	A–		907,047

	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002:
595	5.125%, 5/15/10 (ETM)	No Opt. Call	Aaa		596,178
600	5.250%, 5/15/12 (ETM)	No Opt. Call	Aaa		652,632

780	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 2001A, 5.750%, 7/01/11	No Opt. Call	Baa3		799,609

1,000	Illinois Health Facilities Authority, Revenue Bonds, Methodist Medical Center of Illinois, Series 1998, 5.500%, 11/15/12 – NPFG Insured	5/10 at 100.00	A		1,002,350

3,000	Illinois Health Facilities Authority, Revenue Bonds, Passavant Memorial Hospital Association, Series 2001, 6.000%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	N/R	(4)	3,100,080

Nuveen Investments	111

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$7,410	Illinois Health Facilities Authority, Revenue Refunding Bonds, University of Chicago Hospitals, Series 2003, 5.000%, 8/15/14 – NPFG Insured	8/13 at 100.00	AA–		$8,028,216

	Illinois State, General Obligation Refunding Bonds, Series 2010:
5,200	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AAA		5,713,396
16,850	5.000%, 1/01/19	No Opt. Call	Aa3		18,137,172

10,000	Illinois, General Obligation Bonds, Series 2006A, 5.000%, 6/01/18	No Opt. Call	Aa3		10,828,400

	Kane County, Illinois, Community Unit School District 304 Geneva, General Obligation Bonds, Series 2007:
8,570	9.000%, 1/01/22 – AGM Insured	No Opt. Call	AAA		12,503,373
5,000	9.000%, 1/01/25 – AGM Insured	No Opt. Call	AAA		7,636,900

23,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.750%, 6/15/41 – NPFG Insured	6/12 at 101.00	AAA		24,375,400

1,958	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R		1,807,175
166,238	Total Illinois				184,017,233
	Indiana – 1.1%

3,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	9/11 at 100.00	BBB		2,795,460

5,015	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Methodist Hospital of Indiana Inc., Series 1992A, 5.750%, 9/01/11 – AMBAC Insured (ETM)	9/10 at 100.00	N/R	(4)	5,119,162

2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	AA–		3,180,604

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA–		5,569,550

2,750	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	A		2,997,170

1,765	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	5/10 at 100.00	N/R	(4)	2,182,828

5,210	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.000%, 2/15/17	2/15 at 100.00	BB+		4,818,208
25,540	Total Indiana				26,662,982
	Iowa – 0.6%

	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A:
1,290	5.250%, 7/01/13	No Opt. Call	BB+		1,275,113
2,235	5.250%, 7/01/14	No Opt. Call	BB+		2,179,393
4,460	5.250%, 7/01/15	No Opt. Call	BB+		4,257,561
2,000	5.250%, 7/01/16	No Opt. Call	BB+		1,850,440
820	5.000%, 7/01/19	7/16 at 100.00	BB+		693,482

50	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B, 5.500%, 6/01/11 (ETM)	No Opt. Call	AAA		52,267

	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B:
2,475	5.500%, 6/01/12 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		2,619,986
90	5.500%, 6/01/13 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		95,272
1,195	5.500%, 6/01/14 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		1,265,003
14,615	Total Iowa				14,288,517
	Kansas – 0.2%

2,200	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2009-III, 5.000%, 11/15/34	11/19 at 100.00	A+		2,196,854

112	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

$3,825	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R	$3,910,795
6,025	Total Kansas			6,107,649
	Kentucky – 1.2%

6,175	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AAA	6,710,558

20,670	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	Aa2	23,315,140
26,845	Total Kentucky			30,025,698
	Louisiana – 3.6%

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B:
11,775	5.000%, 6/01/11 – AMBAC Insured	No Opt. Call	A–	12,089,864
9,000	5.250%, 6/01/13 – AMBAC Insured	No Opt. Call	A–	9,383,040
12,080	5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	A–	12,471,030

10,255	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 6.375%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa	12,058,444

2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	1,431,560

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
2,000	5.000%, 5/15/16	No Opt. Call	Baa1	2,080,560
5,155	5.000%, 5/15/20	5/17 at 100.00	Baa1	5,122,730

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,745	5.250%, 5/01/18 – FGIC Insured	5/15 at 100.00	Aa1	2,991,830
5,500	5.000%, 5/01/24 – FGIC Insured	5/15 at 100.00	Aa1	5,712,520
7,220	5.000%, 5/01/26 – FGIC Insured	5/15 at 100.00	Aa1	7,448,585

5,030	New Orleans, Louisiana, Refunding Certificates of Indebtedness, Series 1998B, 5.000%, 12/01/12 – AGM Insured	12/10 at 100.00	AAA	5,086,135

2,400	St. Martin Parish, Louisiana, Industrial Development Revenue Bonds, Cargill Inc., Series 2004, 4.350%, 10/01/12	No Opt. Call	A	2,527,272

12,950	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB	12,555,284
88,110	Total Louisiana			90,958,854
	Maryland – 0.1%

910	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	7/10 at 100.00	Aa2	911,374

250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	256,333

2,000	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.250%, 7/01/24	7/19 at 100.00	A	2,100,820
3,160	Total Maryland			3,268,527
	Massachusetts – 5.8%

3,500	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – FGIC Insured	No Opt. Call	Aa1	4,294,010

10,000	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Refunding Bonds, Series 2004B, 5.250%, 7/01/20	No Opt. Call	AAA	11,838,700

Nuveen Investments	113

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts (continued)

$8,140	Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue Refunding Bonds, Series 2002A, 5.250%, 7/01/15 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AAA		$8,868,530

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
2,465	5.000%, 10/01/17	No Opt. Call	N/R		2,318,012
515	5.000%, 10/01/18	10/17 at 100.00	N/R		460,858

800	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 1998B, 5.250%, 7/01/10 – ACA Insured	No Opt. Call	BB+		799,832

	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A:
1,500	5.450%, 12/01/12 (Alternative Minimum Tax)	6/10 at 101.00	BBB		1,516,245
1,825	5.500%, 12/01/13 (Alternative Minimum Tax)	6/10 at 101.00	BBB		1,847,028

430	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	N/R		338,625

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 5.500%, 11/01/14	No Opt. Call	Aa1		11,616,000

12,500	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003A, 5.000%, 1/01/21 (Pre-refunded 1/01/13)	1/13 at 100.00	Aa1	(4)	13,742,250

7,040	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003C, 5.000%, 8/01/21 (Pre-refunded 8/01/13)	8/13 at 100.00	Aa1	(4)	7,868,749

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004D, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AAA		11,476,100

29,240	Massachusetts, General Obligation Bonds, Series 2004C, 5.500%, 12/01/16 – AGM Insured (5)	No Opt. Call	AAA		34,537,703

	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A:
20,835	5.000%, 12/15/12 – AGM Insured	No Opt. Call	Aa2		22,769,738
12,000	5.000%, 12/15/13 – AGM Insured	No Opt. Call	Aa2		13,369,680
130,790	Total Massachusetts				147,662,060
	Michigan – 5.0%

9,295	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Series 2006A, 5.000%, 7/01/19 – AGM Insured	7/16 at 100.00	AAA		9,689,759

7,780	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured	4/14 at 100.00	BB		7,211,749

10,850	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 5.500%, 7/01/32 (Mandatory put 1/01/12) – NPFG Insured	1/12 at 100.00	A1		11,313,295

7,500	Dickinson County Economic Development Corporation, Michigan, Environmental Improvement Revenue Bonds, International Paper Company, Series 2002A, 5.750%, 6/01/16	6/12 at 100.00	BBB		7,711,425

7,050	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB		7,040,271

1,080	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 5.500%, 7/01/14	No Opt. Call	BB+		1,105,315

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:
2,000	5.000%, 7/15/18	7/17 at 100.00	A		2,062,080
3,530	5.000%, 7/15/19	7/17 at 100.00	A		3,597,105

1,250	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	N/R		1,210,438

114	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$8,860	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/18 – AGM Insured	6/15 at 100.00	AAA	$9,495,351

3,500	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/15 – AGM Insured	10/13 at 100.00	AAA	3,780,980

	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993B:
16,635	5.750%, 8/15/13	8/10 at 100.00	BB–	16,551,326
41,900	5.500%, 8/15/23	8/10 at 100.00	BB–	36,778,144

1,500	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	11/19 at 100.00	AA+	1,619,220

	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006:
1,080	5.000%, 6/01/14	No Opt. Call	Baa3	1,062,364
1,260	5.500%, 6/01/17	6/16 at 100.00	Baa3	1,241,806
1,330	5.500%, 6/01/18	6/16 at 100.00	Baa3	1,300,275

1,470	Saginaw Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Covenant Medical Center, Series 2004G, 5.000%, 7/01/12	No Opt. Call	A	1,533,137

1,500	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	A	1,586,610
129,370	Total Michigan			125,890,650
	Minnesota – 1.1%

9,275	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1993A, 8.500%, 9/01/19	8/12 at 101.00	A1	10,690,551

1,000	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1993B, 8.500%, 9/01/19	8/12 at 101.00	A1	1,152,620

	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003:
1,050	5.250%, 12/01/10	No Opt. Call	Baa1	1,067,105
3,130	5.250%, 12/01/11	No Opt. Call	Baa1	3,257,861

365	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.800%, 8/01/11 – NPFG Insured	8/10 at 100.00	AA+	366,303

1,215	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AAA	1,359,415

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facilities Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/21	11/16 at 100.00	Baa1	1,014,340

475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	8/16 at 100.00	N/R	447,616

	St. Paul Housing and Redevelopment Authority, Minnesota, Healthcare Revenue Bonds, Gillette Children’s Specialty Healthcare, Series 2005:
225	5.000%, 2/01/12	No Opt. Call	N/R	228,492
375	5.000%, 2/01/13	No Opt. Call	N/R	384,563
400	5.000%, 2/01/14	No Opt. Call	N/R	410,560
300	5.000%, 2/01/15	No Opt. Call	N/R	299,100

2,670	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.750%, 11/15/21	11/15 at 100.00	BB+	2,654,354

2,535	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.000%, 12/01/13	No Opt. Call	AA+	2,855,449

2,210	White Earth Band of Chippewa Indians, Minnesota, Revenue Bonds, Series 2000A, 7.000%, 12/01/11 – ACA Insured	No Opt. Call	N/R	2,279,085
26,225	Total Minnesota			28,467,414

Nuveen Investments	115

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi – 0.7%

$8,660	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/10 at 100.00	BBB	$8,659,047

10,140	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A, 5.000%, 8/15/20	8/17 at 100.00	A–	10,090,922
18,800	Total Mississippi			18,749,969
	Missouri – 2.7%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,245	5.000%, 6/01/18	6/17 at 100.00	N/R	1,254,549
3,030	5.000%, 6/01/20	6/17 at 100.00	N/R	2,996,791

	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006:
1,290	4.250%, 3/01/12	No Opt. Call	BBB+	1,323,063
1,465	4.400%, 3/01/15	No Opt. Call	BBB+	1,498,490
1,515	4.450%, 3/01/16	No Opt. Call	BBB+	1,523,969

6,020	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/19	2/15 at 102.00	BBB+	6,190,667

3,200	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A, 5.800%, 11/15/17	5/10 at 101.00	N/R	3,071,680

13,180	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Projects, Series 2003B, 5.375%, 9/01/15 – FGIC Insured	9/12 at 100.00	A+	14,020,225

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
1,630	5.000%, 8/15/12	No Opt. Call	N/R	1,685,893
1,700	5.000%, 8/15/13	No Opt. Call	N/R	1,756,355

14,380	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/16	10/13 at 100.00	AA+	15,906,868

500	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	11/14 at 100.00	N/R	470,665

14,905	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A	15,967,428
64,060	Total Missouri			67,666,643
	Montana – 0.2%

5,815	Montana Health Facility Authority, Healthcare Facility Revenue Bonds, Community Medical Center Inc., Series 1996, 6.375%, 6/01/18	6/10 at 100.00	BBB–	5,815,233
	Nevada – 0.9%

15,000	Clark County, Nevada, Airport Revenue Bonds, Subordinte Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	15,935,850

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
2,795	0.000%, 1/01/11 – AMBAC Insured	No Opt. Call	Caa2	809,991
2,870	0.000%, 1/01/12 – AMBAC Insured	No Opt. Call	Caa2	850,668
3,210	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	Caa2	727,386
65	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	Caa2	13,004
1,495	0.000%, 1/01/22 – AMBAC Insured	No Opt. Call	Caa2	233,444
1,425	0.000%, 1/01/26 – AMBAC Insured	No Opt. Call	Caa2	174,064
1,800	0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	Caa2	182,016

1,895	Henderson Local Improvement District T-4C, Nevada, Limited Obligation Refunding Bonds, Green Valley Properties, Series 1999A, 5.900%, 11/01/18	5/10 at 102.00	N/R	1,862,766

116	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Nevada (continued)

$3,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	N/R		$2,654,160
33,555	Total Nevada				23,443,349
	New Hampshire – 0.8%

	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006:
405	5.000%, 7/01/14	No Opt. Call	BBB+		421,970
430	5.000%, 7/01/15	No Opt. Call	BBB+		446,826
445	5.000%, 7/01/16	No Opt. Call	BBB+		454,919

5,660	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Series 2009, 5.250%, 6/01/39	6/19 at 100.00	AA+		6,156,099

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006:
415	5.250%, 6/01/13	No Opt. Call	Baa3		430,309
1,000	5.250%, 6/01/21	6/16 at 100.00	Baa3		968,920

10,000	New Hampshire Housing Finance Authority, Multifamily Housing Bonds, Series 1994I, 5.600%, 1/01/24 (Alternative Minimum Tax)	6/11 at 100.00	Aaa		10,100,900
18,355	Total New Hampshire				18,979,943
	New Jersey – 5.3%

1,130	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.000%, 2/15/13	No Opt. Call	BBB		1,181,698

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
7,860	5.375%, 6/15/15	No Opt. Call	BBB		8,288,920
3,760	5.500%, 6/15/16 – RAAI Insured	No Opt. Call	Baa2		3,963,228
3,770	5.625%, 6/15/19	6/10 at 100.00	BBB		3,771,395

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A:
1,610	5.500%, 7/01/11 (ETM)	No Opt. Call	N/R	(4)	1,693,704
3,145	5.500%, 7/01/12 (ETM)	No Opt. Call	N/R	(4)	3,427,673

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.000%, 7/01/18	7/15 at 100.00	Baa3		403,052

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B:
31,175	5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	AA–		35,364,920
8,040	5.250%, 12/15/17 – FGIC Insured	12/15 at 100.00	AA–		8,871,095

6,315	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.500%, 6/01/12 (ETM)	No Opt. Call	AAA		6,925,661

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
100	5.000%, 6/01/14 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		108,747
100	5.000%, 6/01/15 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		108,747
9,535	5.750%, 6/01/16 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		10,516,724
6,925	5.375%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		7,584,399
1,415	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		1,516,668

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
20,765	4.500%, 6/01/23	6/17 at 100.00	BBB		19,910,520
25,000	5.000%, 6/01/29	6/17 at 100.00	BBB		20,979,250
131,045	Total New Jersey				134,616,401
	New Mexico – 0.3%

7,600	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A, 5.500%, 8/01/21 (Pre-refunded 8/01/11)	8/11 at 101.00	AA–	(4)	8,138,916

Nuveen Investments	117

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York – 10.4%

$4,055	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30	1/20 at 100.00	BBB–		$4,177,867

	Dormitory Authority of the State of New York, Mortgage Insurance Fund Project Pool Bonds, State of New York Mortgage Agency - AIDS Long Term Health Care Facility, Series 2005:
1,450	5.000%, 11/01/13	11/10 at 100.00	Aa1		1,478,203
720	5.000%, 11/01/14	11/10 at 100.00	Aa1		733,637

	Dormitory Authority of the State of New York, Mortgage Insurance Fund Project Pool Bonds, State of New York Mortgage Agency - AIDS Long Term Health Care Facility, Series 2005:
700	5.000%, 11/01/13 (Pre-refunded 11/01/10)	11/10 at 100.00	N/R	(4)	716,177
345	5.000%, 11/01/14 (Pre-refunded 11/01/10)	11/10 at 100.00	N/R	(4)	352,973

15,500	Dormitory Authority of the State of New York, New York City, Lease Revenue Bonds, Court Facilities, Series 2003A, 5.500%, 5/15/18 (Pre-refunded 5/15/13)	5/13 at 100.00	AA–	(4)	17,587,385

900	Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill Hospital Obligated Group, Series 2001, 5.750%, 7/01/15	7/11 at 101.00	Ba1		914,751

5,125	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	7/19 at 100.00	Baa2		5,158,364

10,000	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/11 – AGM Insured	No Opt. Call	AAA		10,562,400

8,200	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002E, 5.500%, 10/01/17 – NPFG Insured	10/12 at 100.00	A+		8,891,670

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA–		8,162,349

12,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003B, 5.250%, 12/01/13	No Opt. Call	A–		14,091,750

14,175	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006D, 5.000%, 9/01/12 – NPFG Insured	No Opt. Call	A		15,418,856

10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	A		10,889,900

15,310	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/16 – AMBAC Insured	11/15 at 100.00	A		16,922,449

2,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B–		2,052,220

1,835	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R		1,793,364

10,025	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/16	No Opt. Call	AAA		11,553,111

60	New York City, New York, General Obligation Bonds, Fiscal Series 1998J, 5.375%, 8/01/13	8/10 at 100.00	AA		60,521

5,775	New York City, New York, General Obligation Bonds, Fiscal Series 2004I, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	AA		6,328,418

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005H, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	AA		5,479,150

21,145	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA		23,751,756

1,160	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.000%, 6/01/27	6/13 at 100.00	BBB		1,161,264

118	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

$15,870	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 101, 5.350%, 4/01/26 (Alternative Minimum Tax)	10/11 at 100.00	Aa1		$15,990,612

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
2,000	5.250%, 6/01/16	6/10 at 100.00	AA–		2,006,240
40,025	5.500%, 6/01/17	6/11 at 100.00	AA–		41,745,254
70	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–		75,517
1,700	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–		1,819,476

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
15,000	5.500%, 6/01/17	6/11 at 100.00	AA–		15,644,700
10,000	5.500%, 6/01/18	6/12 at 100.00	AA–		10,729,100
4,150	5.500%, 6/01/19	No Opt. Call	AA–		4,524,953

1,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/10 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	A		1,016,070
242,845	Total New York				261,790,457
	North Carolina – 2.1%

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D:
20,000	5.375%, 1/01/13	No Opt. Call	A–		21,860,400
11,000	5.125%, 1/01/23	1/13 at 100.00	A–		11,253,770

2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Novant Health Obligated Group, Series 2003A, 5.000%, 11/01/17	11/13 at 100.00	A+		2,101,460

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A:
7,000	5.500%, 1/01/13	No Opt. Call	A		7,714,350
10,000	5.250%, 1/01/18 – NPFG Insured	1/13 at 100.00	A		10,859,500

145	Wilmington Housing Authority, North Carolina, First Mortgage Revenue Bonds, Series 1979, 7.750%, 6/01/10 (ETM)	No Opt. Call	A2	(4)	145,924
50,145	Total North Carolina				53,935,404
	Ohio – 2.4%

3,930	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 2006, 5.000%, 1/01/13	No Opt. Call	BBB+		4,126,932

1,380	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	BBB		1,403,101

34,290	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BBB		31,677,102

4,740	Columbus, Ohio, Sewerage System Revenue Bonds, Trust 2456, Series 2008, 17.186%, 6/01/26 (IF)	12/17 at 100.00	AA+		6,376,438

1,970	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/15	No Opt. Call	A–		2,150,019

11,000	Ohio State, General Obligation Bonds, Series 2007A, 5.000%, 6/15/15	No Opt. Call	AA+		12,577,180

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
735	5.000%, 11/15/14	No Opt. Call	A–		790,434
805	5.000%, 11/15/16	No Opt. Call	A–		851,537
58,850	Total Ohio				59,952,743

Nuveen Investments	119

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Oklahoma – 0.7%

$2,495	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.500%, 9/01/23	9/16 at 100.00	BB+		$2,318,604

8,375	Oklahoma, General Obligation Bonds, Series 2003A, 5.000%, 7/15/17 – FGIC Insured	7/13 at 101.00	AA+		9,343,988

	Stillwater Medical Center Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:
120	5.250%, 5/15/12	No Opt. Call	BBB+		124,999
700	5.250%, 5/15/13	No Opt. Call	BBB+		731,465
790	5.250%, 5/15/14	No Opt. Call	BBB+		830,053
1,050	5.250%, 5/15/15	5/14 at 100.00	BBB+		1,093,386

3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A, 5.375%, 6/01/24	6/15 at 100.00	A3		3,061,980
16,530	Total Oklahoma				17,504,475
	Oregon – 0.4%

4,120	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	AA		4,726,958

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A., 5.000%, 11/15/22	5/19 at 100.00	AAA		4,510,480
8,120	Total Oregon				9,237,438
	Pennsylvania – 2.4%

1,655	Carbon County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Panther Creek Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB–		1,654,983

8,700	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13	7/10 at 100.00	BB+		8,709,570

3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R		3,103,953

1,250	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.000%, 1/01/27	1/17 at 100.00	A–		1,204,713

135	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	No Opt. Call	A3		146,532

15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A2		10,081,350

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 8/01/19 – AMBAC Insured	8/15 at 100.00	Aa2		10,508,600

4,270	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2010A, 5.000%, 6/01/16	No Opt. Call	Aa2		4,678,255

10,490	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 9/01/12 – AGM Insured	No Opt. Call	AAA		11,286,820

11,050	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 4.358%, 12/01/24	12/17 at 100.00	A+		8,467,063
65,690	Total Pennsylvania				59,841,839
	Puerto Rico – 2.8%

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II:
4,200	5.375%, 7/01/19 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 101.00	A	(4)	4,659,942
5,000	5.000%, 7/01/20 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 101.00	A	(4)	5,507,300

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%, 7/01/24 – NPFG Insured	7/17 at 100.00	A		3,094,590

10,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/14 – FGIC Insured	No Opt. Call	A3		10,619,500

120	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Puerto Rico (continued)

$11,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+		$8,837,950

5,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1998, 5.750%, 7/01/12 – NPFG Insured	No Opt. Call	A		5,370,000

10,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A, 5.500%, 7/01/16 – NPFG Insured	No Opt. Call	A		10,935,200

10,625	Puerto Rico, General Obligation Refunding Bonds, Series 2002, 5.500%, 7/01/12 – FGIC Insured	No Opt. Call	A3		11,330,819

11,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA		11,105,380
69,825	Total Puerto Rico				71,460,681
	Rhode Island – 0.3%

6,075	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	BBB		6,136,115
	South Carolina – 0.7%

4,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/28 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa		4,502,640

	Newberry Investing in Children’s Education, South Carolina, Installment Purchase Revenue Bonds, Newberry County School District Project, Series 2005:
1,500	5.250%, 12/01/23	12/15 at 100.00	A2		1,519,470
2,000	5.250%, 12/01/24	12/15 at 100.00	A2		2,017,220

6,750	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2004B, 5.250%, 10/01/16 – AMBAC Insured	No Opt. Call	Aa3		7,624,328

2,255	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/12)	5/12 at 100.00	BBB	(4)	2,330,430
16,505	Total South Carolina				17,994,088
	South Dakota – 0.4%

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Huron Regional Medical Center, Series 2005:
760	5.000%, 4/01/17	4/13 at 100.00	A–		765,502
800	5.000%, 4/01/18	4/13 at 100.00	A–		801,688
840	5.000%, 4/01/19	4/13 at 100.00	A–		836,858
820	5.000%, 4/01/20	4/13 at 100.00	A–		808,003

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19	5/17 at 100.00	AA–		1,045,140

4,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2001E, 5.375%, 11/01/24	11/11 at 101.00	AA–		4,077,200

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006:
275	4.500%, 9/01/10	No Opt. Call	A–		277,431
295	4.500%, 9/01/12	No Opt. Call	A–		308,682
300	4.550%, 9/01/14	No Opt. Call	A–		314,355
9,090	Total South Dakota				9,234,859
	Tennessee – 2.1%

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
715	5.000%, 7/01/15	No Opt. Call	BBB+		762,490
750	5.000%, 7/01/18	7/16 at 100.00	BBB+		772,815

5,000	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+		4,825,900

Nuveen Investments	121

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tennessee (continued)

	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A:
$12,645	5.000%, 12/01/13 – NPFG Insured	No Opt. Call	AA+		$14,269,503
10,000	5.000%, 12/01/15 – NPFG Insured	12/13 at 100.00	AA+		11,309,100

500	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 1997, 5.350%, 9/01/12	No Opt. Call	BBB		533,955

2,000	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 2002, 5.050%, 9/01/12	No Opt. Call	BBB		2,118,700

1,400	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.000%, 9/01/19	9/16 at 100.00	BBB+		1,392,692

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
5,790	5.000%, 9/01/12	No Opt. Call	BB+		6,063,867
11,885	5.250%, 9/01/20	No Opt. Call	BB+		11,846,611
50,685	Total Tennessee				53,895,633
	Texas – 6.7%

8,800	Austin, Texas, Electric Utility System Revenue Refunding Bonds, Series 2003, 5.250%, 11/15/20 – NPFG Insured	5/13 at 100.00	A+		9,518,432

6,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	AAA		6,303,180

10,000	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA		11,583,500

	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2004A:
1,475	5.250%, 12/01/10	No Opt. Call	A		1,504,426
1,000	5.250%, 12/01/11	No Opt. Call	A		1,051,070
1,150	5.250%, 12/01/12	No Opt. Call	A		1,232,168
1,000	5.250%, 12/01/13	No Opt. Call	A		1,079,640

7,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	8/10 at 100.00	AAA		7,020,650

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2009A:
5,120	5.000%, 11/01/22	11/19 at 100.00	AA		5,689,498
5,385	5.000%, 11/01/23	11/19 at 100.00	AA		5,942,940
5,660	5.000%, 11/01/24	11/19 at 100.00	AA		6,198,945

	Houston, Texas, Junior Lien Water and Sewerage System Revenue Forward Refunding Bonds, Series 2002B:
6,000	5.750%, 12/01/15 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA	(4)	6,727,080
5,385	5.750%, 12/01/16 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA	(4)	6,037,554

10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2001A, 5.500%, 12/01/14 – AGM Insured	12/11 at 100.00	AAA		10,741,700

10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.000%, 12/01/30 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 100.00	AAA		11,020,700

1,595	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.000%, 8/15/14	No Opt. Call	BBB–		1,649,788

6,075	Laredo, Texas, International Toll Bridge Revenue Bonds, Series 2005B, 5.000%, 10/01/18 – AGM Insured	10/15 at 100.00	AAA		6,619,685

4,515	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.250%, 5/15/17 – AMBAC Insured	5/13 at 100.00	A		4,924,240

3,465	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003, 5.250%, 12/15/17 – FGIC Insured	12/13 at 100.00	A+		3,777,959

122	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A:
$8,615	6.000%, 10/01/16	10/12 at 100.00	Baa2		$9,046,784
9,450	6.000%, 10/01/21	10/12 at 100.00	Baa2		9,701,370

5,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AAA		5,537,650

5,000	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/19	2/17 at 100.00	AA–		5,322,050

5,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Tender Option Bond Trust 3216, 17.604%, 4/01/24 (IF)	4/16 at 100.00	AAA		6,646,400

4,645	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, Trust 2568, 18.318%, 4/01/25 (IF)	4/18 at 100.00	Aaa		6,443,172

2,635	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.000%, 11/01/12	No Opt. Call	Baa2		2,764,537

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:
5,000	5.250%, 7/01/26	7/17 at 100.00	Baa1		4,688,600
11,300	5.250%, 7/01/28	7/17 at 100.00	Baa1		10,498,830

990	Weslaco Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Knapp Medical Center, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	N/R	(4)	1,057,766
157,260	Total Texas				170,330,314
	Utah – 0.5%

6,330	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+		6,461,664

	Utah, General Obligation Bonds, Series 2009, Trust 2987:
1,250	17.380%, 7/01/21 (IF)	7/18 at 100.00	AAA		1,944,325
2,500	17.380%, 7/01/22 (IF)	7/18 at 100.00	AAA		3,819,150
10,080	Total Utah				12,225,139
	Virgin Islands – 0.2%

6,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB		6,062,640
	Virginia – 0.3%

2,370	Chesapeake Hospital Authority, Virginia, Revenue Bonds, Chesapeake General Hospital, Series 2004A, 5.250%, 7/01/13	No Opt. Call	A2		2,597,686

5,850	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		6,044,513
8,220	Total Virginia				8,642,199
	Washington – 2.2%

4,930	Clark County Public Utilities District 1, Washington, Electric Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	A1		5,375,426

2,710	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA	(4)	2,873,359

5,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 – NPFG Insured	7/12 at 100.00	Aaa		5,443,200

5,055	King County, Washington, General Obligation Bonds, Harborview Medical Center, Series 2004, 5.000%, 12/01/14 – AMBAC Insured	6/14 at 100.00	AAA		5,737,728

1,175	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005, 5.375%, 12/01/22	12/15 at 100.00	Baa2		1,178,596

Nuveen Investments	123

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Washington (continued)

$8,900	Tacoma, Washington, Electric System Revenue Bonds, Series 2004A, 5.250%, 1/01/16 – FGIC Insured	7/14 at 100.00	AA–		$9,811,093

	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
360	5.500%, 6/01/12	No Opt. Call	BBB		377,446
5,605	6.500%, 6/01/26	6/13 at 100.00	BBB		5,702,975

12,000	Washington State, General Obligation Bonds, Series 1992B, 6.400%, 6/01/17 – NPFG Insured	No Opt. Call	AA+		14,414,520

3,005	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008D, Trust 2599, 18.537%, 1/01/23 (IF)	1/18 at 100.00	AA+		4,229,237
48,740	Total Washington				55,143,580
	Wisconsin – 3.3%

	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
150	5.500%, 6/01/10 (ETM)	No Opt. Call	AAA		150,642
100	5.750%, 6/01/12 (ETM)	No Opt. Call	AAA		109,508

4,100	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		4,525,293

4,125	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.625%, 2/15/13 – AMBAC Insured	No Opt. Call	A3		4,322,134

8,670	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B, 5.500%, 8/15/29	2/20 at 100.00	AA–		9,264,849

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB		1,833,040

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007:
2,275	5.000%, 9/01/20	9/17 at 100.00	BBB+		2,256,732
2,505	5.000%, 9/01/22	9/17 at 100.00	BBB+		2,455,151

6,920	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1		7,628,400

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
2,455	5.250%, 8/15/19	8/16 at 100.00	BBB+		2,472,308
11,955	5.250%, 8/15/20	8/16 at 100.00	BBB+		11,954,044

10,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/21	8/16 at 100.00	BBB+		9,876,035

3,545	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2002A, 5.300%, 9/01/18 (Alternative Minimum Tax)	9/11 at 100.00	AA		3,583,428

1,745	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977A, 5.800%, 6/01/17 (ETM)	No Opt. Call	AA	(4)	1,948,031

9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/27	5/19 at 100.00	AA–		10,327,590

10,000	Wisconsin, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – NPFG Insured	5/15 at 100.00	AA		11,258,000
79,595	Total Wisconsin				83,965,185
$2,375,558	Total Investments (cost $2,403,988,134) – 98.2%				2,484,488,593
	Other Assets Less Liabilities – 1.8%				45,248,613
	Net Assets – 100%				$2,529,737,206

124	Nuveen Investments

Investments in Derivatives

Forward Swaps outstanding at April 30, 2010:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (6)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$53,000,000	Receive	3-Month USD-LIBOR	4.155%	Semi-Annually	7/23/10	7/23/19	$(2,135,900)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Investments	125

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 1.6%

	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2001:
$3,815	5.500%, 12/01/12	12/11 at 101.00	A–		$3,989,918
350	5.750%, 12/01/17	12/11 at 101.00	A–		357,550

3,830	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/12	No Opt. Call	Baa2		3,977,953

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
1,000	5.000%, 11/15/13	No Opt. Call	A3		1,047,160
1,000	5.000%, 11/15/14	No Opt. Call	A3		1,049,950

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
5,475	5.250%, 1/01/11	No Opt. Call	BBB		5,298,815
1,000	5.250%, 1/01/15	No Opt. Call	BBB		928,650

4,500	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 2003B, 5.250%, 2/01/12 – AGM Insured	8/10 at 100.00	AAA		4,362,210

1,500	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 1994A, 4.650%, 12/01/11	No Opt. Call	BBB		1,563,645

	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A:
925	5.000%, 12/01/11	No Opt. Call	A–		965,090
745	5.000%, 12/01/12	No Opt. Call	A–		788,962
570	5.000%, 12/01/13	No Opt. Call	A–		604,742

8,850	The Special Care Facilities Financing Authority of the City of Birmingham, Alabama, Medical Center East Health Care Facility Revenue Bonds, Series 1986 Refunding, 7.250%, 7/01/15 – NPFG Insured (ETM)	No Opt. Call	A	(4)	10,239,539
33,560	Total Alabama				35,174,184
	Alaska – 0.4%

9,185	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Baa3		9,117,858
	Arizona – 2.9%

895	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	N/R		900,200

	Arizona State, Certificates of Participation, Series 2010A:
4,660	5.000%, 10/01/16 – AGM Insured	No Opt. Call	AAA		5,150,279
11,810	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AAA		12,982,733
2,100	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AAA		2,274,552

	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Series 2004:
695	5.250%, 5/15/11	No Opt. Call	A–		719,304
1,000	5.250%, 5/15/12	No Opt. Call	A–		1,060,830

	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005:
3,080	5.000%, 4/01/13 (ETM)	No Opt. Call	N/R	(4)	3,418,030
3,000	5.000%, 4/01/15 (ETM)	No Opt. Call	N/R	(4)	3,444,660

10,000	Navajo County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Arizona Public Serivce Company, Cholla Project, Series 2009A, 5.000%, 6/01/34 (Mandatory put 6/01/12)	No Opt. Call	Baa2		10,450,800

19,485	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009B, 4.000%, 1/01/18	No Opt. Call	Aa1		21,095,237

270	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/16	No Opt. Call	A		275,435

300	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.500%, 4/01/17	4/11 at 100.00	N/R		288,759

126	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$2,825	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	$2,770,449
60,120	Total Arizona			64,831,268
	Arkansas – 0.3%

	Sebastian County Health Facilities Board, Arkansas, Hospital Revenue Improvement Bonds, Sparks Regional Medical Center, Series 2001A:
1,620	5.500%, 11/01/11	No Opt. Call	N/R	1,724,312
3,415	5.500%, 11/01/12	11/11 at 101.00	N/R	3,692,059

1,605	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B, 5.000%, 2/01/12	No Opt. Call	Baa1	1,685,796
6,640	Total Arkansas			7,102,167
	California – 6.1%

9,900	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.500%, 5/01/13 – AMBAC Insured	5/12 at 101.00	AA–	10,883,862

3,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.000%, 7/01/27 (Mandatory put 7/01/14)	No Opt. Call	A	3,262,830

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/13	No Opt. Call	AAA	1,096,430

7,000	California Health Facilities Financing Authority, Revenue Bonds, St. Joseph Health System, Series 2009c, 5.000%, 7/01/34 (Mandatory put 10/16/14)	No Opt. Call	AA–	7,666,750

	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009I-1:
4,440	5.000%, 11/01/16	No Opt. Call	A2	4,746,005
3,675	5.000%, 11/01/17	No Opt. Call	A2	3,898,955

	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009A:
5,000	5.000%, 4/01/14	No Opt. Call	A+	5,495,250
5,000	5.000%, 4/01/16	No Opt. Call	A+	5,510,050

15,395	California Statewide Communities Development Authority, Revenue Bonds, State of California Proposition 1A Receivables Program, Series 2009, 5.000%, 6/15/13	No Opt. Call	A1	16,782,090

1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.250%, 7/01/13	No Opt. Call	BBB	1,052,940

9,650	California, General Obligation Bonds, Series 2006, 5.000%, 3/01/13	No Opt. Call	A1	10,521,395

5,000	California, General Obligation Bonds, Various Purpose Series 2009, 5.000%, 10/01/16	No Opt. Call	A1	5,583,550

1,650	California, State Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.000%, 7/01/16	No Opt. Call	Aa3	1,862,273

4,000	California, State Economic Recovery Revenue Bonds, Refunding Series 2009B, 5.000%, 7/01/23 (Mandatory put 7/01/14)	No Opt. Call	Aa3	4,435,320

10,000	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – NPFG Insured	No Opt. Call	A1	10,548,100

	Del Mar Race Track Authority, California, Revenue Bonds, Series 2005:
1,505	5.000%, 8/15/12	No Opt. Call	N/R	1,574,516
1,000	5.000%, 8/15/13	No Opt. Call	N/R	1,056,410

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
650	5.000%, 6/01/11 – AMBAC Insured	No Opt. Call	A2	676,221
1,065	5.000%, 6/01/12 – AMBAC Insured	No Opt. Call	A2	1,140,370
895	5.000%, 6/01/17	6/10 at 100.00	A2	895,313

14,185	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	15,676,695

Nuveen Investments	127

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
$3,170	5.000%, 6/01/15	No Opt. Call	BBB		$3,258,633
2,640	5.000%, 6/01/16	No Opt. Call	BBB		2,684,194
4,870	4.500%, 6/01/27	6/17 at 100.00	BBB		4,476,553

265	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AAA		322,240

4,000	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2010, 0.000%, 5/01/15 (WI/DD, Settling 5/12/10)	No Opt. Call	AA		3,335,280

95	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series M, 9.000%, 4/01/13 (ETM)	No Opt. Call	AAA		108,541

	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
1,420	5.000%, 9/01/14	No Opt. Call	Baa3		1,479,967
1,500	5.000%, 9/01/15	No Opt. Call	Baa3		1,556,025

2,700	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2008, 6.750%, 5/01/19 (Mandatory put 5/01/11) (Alternative Minimum Tax)	No Opt. Call	A1		2,822,013
125,670	Total California				134,408,771
	Colorado – 1.9%

2,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008-C8, 4.100%, 9/01/36 (Mandatory put 11/10/11)	No Opt. Call	AA		3,022,206

2,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B, 5.000%, 7/01/39 (Mandatory put 11/08/12)	No Opt. Call	AA		2,709,875

250	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/11	No Opt. Call	A–		258,030

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/14	No Opt. Call	A–		1,067,220
2,320	5.250%, 6/01/17	6/16 at 100.00	A–		2,436,835

500	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2004, 5.000%, 1/15/11	No Opt. Call	BBB+		510,685

15,800	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007C-2, 5.000%, 9/01/39 (Mandatory put 9/01/13) – NPFG Insured	No Opt. Call	A		16,850,384

2,450	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 5.000%, 9/01/13 – NPFG Insured (ETM)	No Opt. Call	A	(4)	2,752,232

1,470	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R		1,423,019

10,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 0.000%, 6/15/25 (Pre-refunded 6/15/16) – AGM Insured	6/16 at 100.00	AAA		11,062,300
39,190	Total Colorado				42,092,786
	Connecticut – 0.8%

920	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.200%, 8/15/17	No Opt. Call	N/R		840,622

10,000	Connecticut, General Obligation Bonds, Series 2002E, 5.500%, 11/15/13 – AGM Insured	11/12 at 100.00	AAA		11,139,400

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
15	5.500%, 1/01/14 (Alternative Minimum Tax)	7/10 at 100.00	BBB		15,023
1,700	5.500%, 1/01/20 (Alternative Minimum Tax)	7/10 at 100.00	BBB		1,699,864

128	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Connecticut (continued)

	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2010A-1:
$1,425	5.000%, 2/01/13	No Opt. Call	A1		$1,553,806
1,915	5.000%, 2/01/14	No Opt. Call	A1		2,115,443
15,975	Total Connecticut				17,364,158
	Delaware – 0.3%

2,000	Delaware Economic Development Authority, Pollution Control Revenue Refunding Bonds, Delmarva Power and Light Company, Series 2000C, 5.500%, 7/01/25 (Mandatory put 7/01/10)	No Opt. Call	BBB		2,014,020

2,980	Delaware Economic Development Authority, Pollution Control Revenue Refunding Bonds, Delmarva Power and Light Company, Series 2000D, 5.650%, 7/01/28 (Mandatory put 7/01/10) (Alternative Minimum Tax)	No Opt. Call	BBB		2,997,731

1,215	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2004A, 5.250%, 6/01/10	No Opt. Call	Ba3		1,214,939

755	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2005A, 5.000%, 6/01/14	No Opt. Call	Ba3		596,450
6,950	Total Delaware				6,823,140
	District of Columbia – 0.3%

5,000	District of Columbia, Income Tax Secured Revenue Bonds, Refunding Series 2010C, 0.320%, 12/01/10	No Opt. Call	AAA		5,000,000

	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D:
1,000	5.000%, 12/01/16	No Opt. Call	AAA		1,150,990
1,000	5.000%, 12/01/17	No Opt. Call	AAA		1,152,060
7,000	Total District of Columbia				7,303,050
	Florida – 5.0%

5,060	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1, 6.000%, 6/01/16	No Opt. Call	A+		5,560,130

5,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/14	No Opt. Call	A+		5,290,700

1,000	Florida Board of Education, Lottery Revenue Bonds, Series 2008B, 4.000%, 7/01/13	No Opt. Call	AAA		1,078,570

5,400	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A, 5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+		5,706,504

	Florida Deparmtent of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B:
4,420	5.000%, 7/01/17 – NPFG Insured	No Opt. Call	AA–		4,905,007
6,575	5.000%, 7/01/19 – NPFG Insured	7/17 at 101.00	AA–		7,193,971

	Florida State Board of Education, Lottery Revenue Bonds, Series 2010A:
1,000	5.000%, 7/01/11	No Opt. Call	AAA		1,049,820
6,155	5.000%, 7/01/15	No Opt. Call	AAA		6,939,947
2,830	5.000%, 7/01/16	No Opt. Call	AAA		3,187,231
1,115	5.000%, 7/01/17	No Opt. Call	AAA		1,252,491

	Florida State Board of Education, Lottery Revenue Bonds, Series 2010C:
2,000	3.000%, 7/01/11	No Opt. Call	AAA		2,053,140
5,000	2.000%, 7/01/11	No Opt. Call	AAA		5,074,750

8,000	Florida State Division of Bond Finance, Preservation 2000 Revenue Bonds, Department of Environmental Protection, Series 1998A, 6.000%, 7/01/13 – AGM Insured	No Opt. Call	AAA		9,112,720

250	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005A, 5.000%, 11/15/12	No Opt. Call	AA–		269,980

750	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2001A, 6.000%, 11/15/31 (Pre-refunded 11/15/11)	11/11 at 101.00	N/R	(4)	814,605

Nuveen Investments	129

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R	(4)	$570,525

1,650	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Refunding Bonds, Tampa General Hospital, Series 2003A, 5.000%, 10/01/13	No Opt. Call	A3		1,771,176

2,700	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2002, 5.100%, 10/01/13	10/12 at 100.00	Baa1		2,867,022

5,645	Key West Utility Board, Florida, Electric System Revenue Refunding Bonds, Series 2000, 6.000%, 10/01/10 – AMBAC Insured	No Opt. Call	A2		5,761,456

3,860	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/11	No Opt. Call	BBB+		3,955,072

2,230	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/17 – AGM Insured	No Opt. Call	AAA		2,555,089

	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008:
1,220	5.000%, 10/01/14	No Opt. Call	A		1,333,204
1,145	5.125%, 10/01/16	No Opt. Call	A		1,246,653

5,000	Orlando Utilities Commission, Florida, Water and Electric Revenue Bonds, Series 1996A, 3.750%, 10/01/23 (Mandatory put 10/01/13)	No Opt. Call	Aa1		5,351,100

1,555	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1986, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	A	(4)	2,017,519

2,085	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001, 5.000%, 12/01/12	No Opt. Call	BBB–		2,092,923

11,795	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	AAA		13,907,956

2,000	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007A, 5.350%, 3/15/42 (Mandatory put 5/01/18) – AMBAC Insured	No Opt. Call	A–		2,148,480

1,800	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.375%, 5/01/17	No Opt. Call	N/R		1,650,870

3,110	Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series 2004, 5.250%, 10/01/16 – AGM Insured	No Opt. Call	AAA		3,454,744
100,850	Total Florida				110,173,355
	Georgia – 1.9%

3,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/12 – FGIC Insured	No Opt. Call	A1		3,206,400

5,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Series 2008, 5.050%, 11/01/48 (Mandatory put 1/12/12)	No Opt. Call	A		5,288,800

	Columbia County, Georgia, General Obligation Sales Tax Bonds, Series 2009:
1,250	5.000%, 4/01/15	No Opt. Call	AA+		1,439,725
1,425	5.000%, 4/01/17	No Opt. Call	AA+		1,649,366

1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts Center, Inc. Project, Refunding Series 2009B, 5.000%, 3/15/16	No Opt. Call	A2		1,094,780

	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V:
2,690	6.500%, 1/01/12 – FGIC Insured	No Opt. Call	A+		2,842,604
350	6.600%, 1/01/18 – NPFG Insured	No Opt. Call	A1		409,770

900	Georgia Municipal Electric Authority, Project One Special Obligation Bonds, Fifth Crossover Series 1998Y, 6.400%, 1/01/13 – AMBAC Insured	No Opt. Call	A+		969,228

130	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Georgia (continued)

$2,000	Georgia State, General Obligation Bonds, Series 2009B, 4.000%, 1/01/21	1/19 at 100.00	AAA		$2,135,080

11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20	5/19 at 100.00	AAA		13,343,387

210	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18 – NPFG Insured	No Opt. Call	Aa2		242,939

7,500	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/18	No Opt. Call	A		8,467,200

125	Private Colleges and University Facilities Authority, Georgia, Revenue Bonds, Mercer University, Series 1991, 6.400%, 11/01/11 – NPFG Insured (ETM)	No Opt. Call	A	(4)	132,049
36,890	Total Georgia				41,221,328
	Hawaii – 0.3%

3,750	Hawaii State, General Obligation Bonds, Series 2008, Trust 3215, 17.809%, 5/01/16 (IF)	No Opt. Call	Aa1		5,961,600
	Illinois – 5.4%

1,000	Bourbonnais, Illinois, Revenue Bonds, Olivet Nazarene University, Refunding Series 2007, 5.000%, 11/01/15 – RAAI Insured	No Opt. Call	N/R		1,001,900

1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	Aa2		1,044,182

5,000	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Series 2006, 4.000%, 6/01/12 – AMBAC Insured	No Opt. Call	A1		5,231,800

6,475	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA		7,312,865

3,305	Glendale Heights, Illinois, Hospital Revenue Bonds, Glendale Heights Hospital, Series 1985B, 7.100%, 12/01/15 (ETM)	No Opt. Call	AAA		3,875,079

1,413	Huntley, Illinois, Special Service Area 10, Special Tax Bonds, Series 2007, 4.600%, 3/01/17 – AGC Insured	No Opt. Call	AAA		1,495,251

1,095	Illinois Development Finance Authority, Revenue Bonds, Provena Health, Series 1998A, 5.750%, 5/15/14 – NPFG Insured	5/10 at 100.00	A		1,096,927

	Illinois Development Finance Authority, Revenue Refunding Bonds, East St. Louis Project, Series 2003:
1,135	5.000%, 11/15/11 – SYNCORA GTY Insured	No Opt. Call	BBB+		1,192,987
1,030	5.000%, 11/15/12 – SYNCORA GTY Insured	No Opt. Call	BBB+		1,105,293

1,000	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 5.000%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	A+		1,059,300

2,500	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 3.375%, 7/01/25 (Mandatory put 2/03/14)	No Opt. Call	Aa1		2,643,550

5,000	Illinois Finance Authority, National Rural Utilities Cooperative Finance Corporation Guaranteed Solid Waste Disposal Revenue Bonds, Prairie Power, Inc. Project, Series 2008A, 3.250%, 7/01/42 (Mandatory put 5/20/10)	No Opt. Call	A		5,005,950

2,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008A-3, 3.875%, 11/01/30 (Mandatory put 5/01/12)	No Opt. Call	AA		2,049,060

3,475	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008C-3B, 4.375%, 11/01/38 (Mandatory put 7/01/14)	No Opt. Call	AA		3,652,538

2,000	Illinois Finance Authority, Revenue Bonds, Monarch Landing Inc. Facility, Series 2007A, 5.500%, 12/01/13 (5)	No Opt. Call	N/R		418,000

2,540	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004, 5.250%, 11/15/10	No Opt. Call	A		2,587,269

1,360	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 4.750%, 11/15/14	No Opt. Call	A		1,446,537

1,000	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/13	No Opt. Call	Baa3		1,017,830

1,300	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 2001A, 5.750%, 7/01/11	No Opt. Call	Baa3		1,332,682

Nuveen Investments	131

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$400	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.500%, 8/15/19	8/10 at 100.50	BBB	$401,564

4,620	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.500%, 1/01/13	No Opt. Call	Baa1	4,819,723

3,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.250%, 2/01/16 – FGIC Insured	No Opt. Call	A+	3,356,610

	Illinois State, General Obligation Refunding Bonds, Series 2010:
5,000	2.000%, 1/01/11	No Opt. Call	Aa3	5,041,300
6,000	5.000%, 1/01/13	No Opt. Call	Aa3	6,481,740
1,000	5.000%, 1/01/16	No Opt. Call	Aa3	1,090,440
5,000	5.000%, 1/01/18 – AGM Insured	No Opt. Call	AAA	5,507,500
21,000	5.000%, 1/01/18	No Opt. Call	Aa3	22,734,595

3,500	Illinois, Sales Tax Revenue Refunding Bonds, Series 1992Q, 6.000%, 6/15/12 – NPFG Insured	No Opt. Call	AAA	3,689,525

	Lake County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007A:
1,815	0.520%, 12/15/13	No Opt. Call	AAA	1,731,964
1,000	0.620%, 12/15/16	12/14 at 100.00	AAA	934,000

150	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 5.250%, 6/15/27 – AMBAC Insured	6/10 at 100.00	A1	150,081

982	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R	906,357

7,775	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	Aa2	9,556,330

6,650	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA+	8,538,534
111,925	Total Illinois			119,509,263
	Indiana – 2.1%

6,690	East Chicago Elementary School Building Corporation, Lake County, Indiana, First Mortgage Bonds, Series 1996 Refunding, 6.250%, 1/05/16	No Opt. Call	A	7,309,494

750	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	BBB–	771,135

11,065	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 4.100%, 11/15/46 (Mandatory put 11/03/16)	No Opt. Call	Aa1	11,491,556

1,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006B, 5.000%, 2/15/12	No Opt. Call	A+	1,051,210

3,000	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-5, 5.000%, 11/01/27 (Mandatory put 8/01/13)	No Opt. Call	Aa2	3,273,360

3,500	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1993A, 0.000%, 12/01/15 – AMBAC Insured	No Opt. Call	AA+	3,009,055

4,080	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1988A Remarketed, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	A	4,423,822

6,190	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 2003 Remarketed, 5.700%, 7/01/17 – AMBAC Insured	No Opt. Call	Baa2	6,703,522

5,890	State of Indiana, Indiana Toll Road Commission, East-West Toll Road Revenue Bonds, 1980 Series, 9.000%, 1/01/15 (ETM)	No Opt. Call	AAA	7,061,698
42,165	Total Indiana			45,094,852

132	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa – 0.5%

$160	City of Muscatine, Iowa, Electric Revenue Bonds, Series 1980, 9.700%, 1/01/13 (ETM)	No Opt. Call	AAA	$182,438

930	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.000%, 8/15/12 – AGC Insured	No Opt. Call	Aa3	997,909

3,000	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2009F, 5.000%, 8/15/39 (Mandatory put 8/15/12)	No Opt. Call	Aa3	3,202,830

	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A:
1,500	5.000%, 6/01/17	No Opt. Call	AA	1,701,450
3,000	5.000%, 6/01/18	No Opt. Call	AA	3,409,890

415	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA	435,762
9,005	Total Iowa			9,930,279
	Kansas – 0.8%

	Kansas Department of Transportation, Highway Revenue Bonds, Refunding Series 2009A:
4,500	5.000%, 9/01/16	No Opt. Call	AAA	5,234,040
6,000	5.000%, 9/01/17	No Opt. Call	AAA	6,996,000

	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L:
1,000	5.250%, 11/15/11	No Opt. Call	A2	1,055,510
650	5.250%, 11/15/14	No Opt. Call	A2	716,242

3,665	Wyandotte County/Kansas City Unified Government, Kansas, General Obligation Bonds, Series 2005A, 5.000%, 9/01/12 – AGM Insured	No Opt. Call	AAA	4,025,379
15,815	Total Kansas			18,027,171
	Kentucky – 1.2%

6,207	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University Project, Refunding and Improvement Series 2006, 5.200%, 8/01/22 (Pre-refunded 6/27/12)	6/12 at 102.00	AAA	6,752,647

15,325	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2009B, 5.000%, 5/15/17	No Opt. Call	AA–	17,325,829

2,305	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.500%, 7/01/12 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AAA	2,483,845
23,837	Total Kentucky			26,562,321
	Louisiana – 0.7%

5,000	De Soto Parrish, Louisiana, Pollution Control Revenue Refunding Bonds, Southwestern Electric Power Company Project, Series 2010, 3.250%, 1/01/19 (Mandatory put 1/02/15)	No Opt. Call	BBB	5,002,000

415	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 8.500%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa	503,681

1,405	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	No Opt. Call	A+	1,561,672

2,700	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.500%, 12/15/15	No Opt. Call	N/R	2,169,504

	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004:
585	5.000%, 1/01/14 – NPFG Insured	No Opt. Call	A	632,964
265	5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	A	270,443

5,000	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series 2008, 7.000%, 12/01/38 (Mandatory put 12/01/11)	12/11 at 100.00	BBB	5,332,500
15,370	Total Louisiana			15,472,764

Nuveen Investments	133

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Maine – 0.2%

$3,300	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 3.800%, 11/01/15 (Alternative Minimum Tax) (WI/DD Settling 5/03/10)	No Opt. Call	BBB		$3,300,000
	Maryland – 2.7%

6,235	Baltimore County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2009, 5.000%, 8/01/18	No Opt. Call	AAA		7,357,549

1,755	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.000%, 8/15/10	No Opt. Call	A2		1,774,796

2,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 4.500%, 1/01/13	No Opt. Call	BBB–		2,425,647

565	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA		659,056

	Maryland, General Obligation Bonds, State and Local Facilities Loan, Second Series 2008:
5,000	5.000%, 7/15/16	No Opt. Call	AAA		5,835,900
5,000	5.000%, 7/15/17	No Opt. Call	AAA		5,846,950
5,000	5.000%, 7/15/18	No Opt. Call	AAA		5,878,000

16,000	Maryland, General Obligation Bonds, State and Local Facilities Loan, Second Series 2009C, 5.000%, 11/01/17	No Opt. Call	AAA		18,772,317

10,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2007A, 5.000%, 5/01/16	No Opt. Call	AAA		11,636,700
51,905	Total Maryland				60,186,915
	Massachusetts – 3.7%

3,825	Massachusetts Bay Transportation Authority, General Obligation Transportation System Refunding Bonds, Series 1992B, 6.200%, 3/01/16 – NPFG Insured	No Opt. Call	Aa1		4,391,100

1,410	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R		1,279,913

885	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)	6/10 at 101.00	BBB		842,971

	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A:
355	5.500%, 1/01/11 – NPFG Insured	No Opt. Call	A		362,107
5,100	5.625%, 1/01/12 – NPFG Insured	No Opt. Call	A		5,338,272
625	5.625%, 1/01/14 – NPFG Insured	1/12 at 101.00	A		646,438

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2001E:
545	5.250%, 10/01/10 – RAAI Insured	No Opt. Call	BBB+		551,453
1,625	5.000%, 10/01/11 – RAAI Insured	No Opt. Call	BBB+		1,679,194

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Series 2009A:
2,000	5.000%, 11/15/15	No Opt. Call	AAA		2,333,220
2,000	5.000%, 11/15/16	No Opt. Call	AAA		2,340,500
1,500	5.000%, 11/15/17	No Opt. Call	AAA		1,760,670
1,000	5.000%, 11/15/18	No Opt. Call	AAA		1,178,570

10,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2009O, 5.000%, 7/01/16	No Opt. Call	AAA		11,653,900

5,000	Massachusetts, Federal Highway Grant Anticipation Notes, Series 2000A, 5.750%, 12/15/12 – AGM Insured	12/10 at 100.00	Aa2		5,147,500

12,900	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.500%, 11/01/17 – AGM Insured	No Opt. Call	AAA		15,286,371

8,555	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.000%, 1/01/34 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	9,550,118

134	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts (continued)

$5,000	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – AGM Insured	No Opt. Call	Aa2		$5,570,700

	Norwood, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2009A:
2,420	4.000%, 8/15/15	No Opt. Call	AA		2,678,238
2,420	4.000%, 8/15/16	No Opt. Call	AA		2,662,605
2,420	4.000%, 8/15/17	No Opt. Call	AA		2,642,640
2,420	4.000%, 8/15/18	No Opt. Call	AA		2,639,083
72,005	Total Massachusetts				80,535,563
	Michigan – 2.4%

2,450	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/21 – AGM Insured	5/14 at 100.00	AAA		2,593,105

1,955	Kent Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Butterworth Hospital, Series 1993A, 7.250%, 1/15/13 – NPFG Insured	No Opt. Call	AA		2,120,628

2,000	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health, Series 2001A, 5.500%, 1/15/12 (Pre-refunded 7/15/11)	7/11 at 101.00	AA	(4)	2,137,920

5,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 1999B-4, 3.750%, 11/15/33 (Mandatory put 3/15/12)	No Opt. Call	Aa1		5,173,650

3,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/17	No Opt. Call	Aa1		3,291,810

6,000	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009B, 4.375%, 10/01/19	10/18 at 100.00	AA		6,060,480

1,885	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.500%, 10/15/17	No Opt. Call	Aa3		1,979,533

115	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.500%, 10/15/17 (Pre-refunded 10/15/11)	10/11 at 100.00	A+	(4)	123,040

5,515	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/13 – AGM Insured	No Opt. Call	AAA		5,985,430

3,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.500%, 3/01/13 (ETM)	No Opt. Call	A1	(4)	3,366,840

6,000	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	11/19 at 100.00	AA+		6,619,140

7,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detriot Edison Project, Refunding Series 2008, 5.250%, 8/01/29 (Mandatory put 8/01/14)	No Opt. Call	A–		7,623,560

1,605	Michigan, General Obligation Bonds, Environmental Protection Program, Series 2009A, 5.500%, 11/01/21	5/19 at 100.00	Aa2		1,775,660

2,000	Michigan, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2		2,256,120

1,000	Pinckney Community Schools, Livingston and Washtenaw Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/19 – AGM Insured	5/14 at 100.00	AAA		1,062,370

1,025	South Redford School District, Wayne County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/22 – FGIC Insured	No Opt. Call	Aa2		1,079,284
49,550	Total Michigan				53,248,570
	Minnesota – 1.4%

5,000	Minneapolis, Minnesota, General Obligation Bonds, Various Purpose Refunding Series 2009B, 4.000%, 12/01/15	No Opt. Call	AAA		5,572,200

4,339	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006 A3, 5.700%, 4/01/27	2/16 at 100.00	AAA		4,491,784

1,250	Minnesota Higher Education Facilities Authority, St. John’s University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/13	No Opt. Call	A2		1,368,775

Nuveen Investments	135

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Minnesota (continued)

	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2009E:
$1,940	5.000%, 8/01/16	No Opt. Call	AAA		$2,260,566
4,000	4.500%, 8/01/17	No Opt. Call	AAA		4,542,000
4,000	4.500%, 8/01/18	No Opt. Call	AAA		4,549,920

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A:
1,000	5.000%, 1/01/14	No Opt. Call	AAA		1,112,360
1,000	5.000%, 1/01/15 – AGC Insured	No Opt. Call	AAA		1,118,860
5,500	5.000%, 1/01/16	No Opt. Call	AAA		6,157,580
28,029	Total Minnesota				31,174,045
	Mississippi – 0.3%

4,310	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/16	No Opt. Call	AA		4,614,372

1,965	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding Bonds, Southwest Regional Medical Center, Series 2003, 5.000%, 4/01/13	No Opt. Call	BBB–		2,009,881
6,275	Total Mississippi				6,624,253
	Missouri – 1.2%

	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006:
1,355	5.000%, 4/01/12	No Opt. Call	N/R		1,415,989
500	5.000%, 4/01/13	No Opt. Call	N/R		525,140

	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2010A:
3,500	5.000%, 1/01/17	No Opt. Call	Aaa		4,056,465
2,960	5.000%, 1/01/18	No Opt. Call	Aaa		3,454,320

300	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.000%, 11/01/11	No Opt. Call	N/R		303,765

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Series 2009A-2:
2,000	4.000%, 7/01/10	No Opt. Call	A		2,008,340
2,940	4.000%, 7/01/11	No Opt. Call	A		3,016,910

11,620	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A		12,455,478
25,175	Total Missouri				27,236,407
	Nebraska – 0.6%

	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Series 2009:
2,915	3.000%, 1/15/16	No Opt. Call	AAA		3,053,783
3,475	3.000%, 1/15/17	No Opt. Call	AAA		3,601,455
3,220	3.000%, 1/15/18	No Opt. Call	AAA		3,316,181
2,520	3.000%, 1/15/19	No Opt. Call	AAA		2,567,048
12,130	Total Nebraska				12,538,467
	Nevada – 0.8%

	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002:
295	5.750%, 9/01/10	No Opt. Call	BBB		298,033
535	6.000%, 9/01/13	9/12 at 101.00	BBB		566,795

	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002:
240	5.750%, 9/01/10 (ETM)	No Opt. Call	BBB	(4)	244,128
435	6.000%, 9/01/13 (Pre-refunded 9/01/12)	9/12 at 101.00	BBB	(4)	486,974

4,500	Clark County School District, Nevada, General Obligation Refunding Bonds, Series 2002A, 5.500%, 6/15/15 – AGM Insured	12/12 at 103.00	AAA		4,981,365

136	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
$1,000	0.000%, 1/01/11 – AMBAC Insured	No Opt. Call	Caa2	$289,800
345	0.000%, 1/01/14 – AMBAC Insured	No Opt. Call	Caa2	88,665
5,000	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	Caa2	1,204,950
65	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	Caa2	14,729
1,220	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	Caa2	244,073

7,060	Nevada State Motor Vehicle Fuel Tax Revenue Bonds, Series 2006, 5.000%, 12/01/11 – AGM Insured	No Opt. Call	AAA	7,517,417

2,325	Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2005, 5.000%, 12/01/15 – FGIC Insured	No Opt. Call	AA+	2,636,225
23,020	Total Nevada			18,573,154
	New Hampshire – 0.2%

5,000	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Series 2010A, 4.500%, 7/01/27 (Mandatory put 7/01/15) (Alternative Minimum Tax)	No Opt. Call	BBB	5,096,750
	New Jersey – 4.1%

1,570	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB–	1,450,460

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
5,685	5.000%, 6/15/12 – FGIC Insured	No Opt. Call	BBB	5,876,812
6,670	5.000%, 6/15/13 – FGIC Insured	No Opt. Call	BBB	6,947,405
2,615	5.375%, 6/15/14	No Opt. Call	BBB	2,772,815
500	5.625%, 6/15/18	6/10 at 100.00	BBB	500,180
550	5.625%, 6/15/19	6/10 at 100.00	BBB	550,204

	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
2,000	5.000%, 9/01/13	No Opt. Call	AA–	2,211,080
2,325	5.000%, 9/01/14	No Opt. Call	AA–	2,595,816

3,710	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Series 2004A, 5.250%, 9/01/14 – AGM Insured	No Opt. Call	AAA	4,228,695

4,820	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – NPFG Insured	No Opt. Call	AAA	5,273,996

	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2000A:
2,035	5.800%, 6/01/10 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Aaa	2,042,591
2,250	5.900%, 6/01/11 – NPFG Insured (Alternative Minimum Tax)	6/10 at 101.00	Aaa	2,280,668

410	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – NPFG Insured (ETM)	No Opt. Call	Aaa	500,044

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.750%, 12/15/12 – AGM Insured	No Opt. Call	AAA	5,551,550

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005C, 5.250%, 6/15/15 – NPFG Insured (ETM)	No Opt. Call	AAA	5,854,700

64	New Jersey Turnpike Authority, Revenue and Improvement Bonds, First Series 1973, 5.700%, 5/01/13 (ETM)	No Opt. Call	Aaa	68,244

550	New Jersey Turnpike Authority, Revenue Bonds, Series 1984, 7.000%, 1/01/14 (ETM)	No Opt. Call	AAA	607,294

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
2,940	6.500%, 1/01/16	No Opt. Call	A+	3,482,753
925	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	1,095,764

Nuveen Investments	137

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Jersey (continued)

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
$80	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		$97,594
180	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+	(4)	222,280
2,920	6.500%, 1/01/16 – AGM Insured (ETM)	No Opt. Call	AAA		3,367,256
1,620	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		1,876,349
100	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA		115,389
1,050	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+	(4)	1,216,152

1,895	New Jersey Turnpike Authority, Revenue Refunding Bonds, First Series 1977, 6.000%, 1/01/14 (ETM)	7/10 at 100.00	AAA		2,059,903

2,625	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.000%, 8/01/12 – FGIC Insured	No Opt. Call	N/R		2,768,378

6,430	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		6,891,996

3,290	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA		3,754,416

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,000	4.250%, 6/01/11	No Opt. Call	BBB		3,039,720
3,675	5.000%, 6/01/14	No Opt. Call	BBB		3,834,679
2,490	5.000%, 6/01/15	No Opt. Call	BBB		2,559,620
5,755	4.500%, 6/01/23	6/17 at 100.00	BBB		5,518,182
84,729	Total New Jersey				91,212,985
	New Mexico – 1.3%

	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006:
2,460	5.000%, 11/01/11 – CIFG Insured	No Opt. Call	BBB+		2,548,486
2,590	5.000%, 11/01/12 – CIFG Insured	No Opt. Call	BBB+		2,717,765
2,720	5.000%, 11/01/13 – CIFG Insured	No Opt. Call	BBB+		2,861,739

1,475	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico – San Juan Project, Series 1996C, 6.300%, 12/01/16	6/10 at 100.00	Baa3		1,476,047

7,500	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Southern California Edison Company, Four Corners Project, Series 2005A, 2.875%, 4/01/29 (Mandatory put 4/01/15)	No Opt. Call	A1		7,453,950

	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A:
2,710	4.800%, 8/01/10	No Opt. Call	AA–		2,732,412
3,505	4.900%, 8/01/11	No Opt. Call	AA–		3,644,394

1,230	New Mexico Housing Authority, Multifamily Housing Revenue Bonds, Villa Del Oso Apartments, Series 2003B, 7.500%, 1/01/38 (Pre-refunded 1/01/13)	1/13 at 102.00	Aaa		1,455,877

2,055	New Mexico Mortgage Finance Authority, FNMA Multifamily Housing Revenue Refunding Bonds, Hunter’s Ridge Apartments, Series 2001A, 5.000%, 7/01/31 (Mandatory put 7/01/11)	No Opt. Call	Aaa		2,142,317

2,000	New Mexico Mortgage Finance Authority, FNMA Multifamily Housing Revenue Refunding Bonds, Sombra del Oso Apartments, Series 2001B, 5.000%, 7/01/31 (Mandatory put 7/01/11)	No Opt. Call	Aaa		2,084,980
28,245	Total New Mexico				29,117,967
	New York – 8.0%

500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	A		522,320

1,500	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19	No Opt. Call	AA–		1,656,780

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill Hospital Obligated Group, Series 2001, 5.500%, 7/01/11	No Opt. Call	Ba1		997,900

2,930	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2000B, 6.250%, 8/15/15	8/12 at 100.00	AAA		3,174,479

138	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
$1,570	5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	A1	$1,682,820
1,785	5.000%, 7/01/13 – AMBAC Insured	No Opt. Call	A1	1,947,239

2,095	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1990B, 7.500%, 5/15/11	No Opt. Call	AA–	2,239,094

	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A:
985	5.500%, 7/01/12	No Opt. Call	Baa1	1,051,517
1,040	5.500%, 7/01/13	No Opt. Call	Baa1	1,122,586

5,525	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 5.500%, 12/01/12 – AGM Insured (ETM)	No Opt. Call	AAA	6,169,878

1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A	1,131,270

3,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/12	No Opt. Call	A	3,818,675

3,275	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R	3,200,690

10,000	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/17	No Opt. Call	AA	11,338,400

	New York City, New York, General Obligation Bonds, Fiscal Series 2002A:
2,880	5.500%, 8/01/10	No Opt. Call	AA	2,917,584
2,000	5.000%, 8/01/10	No Opt. Call	AA	2,023,680

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2003B, 5.500%, 8/01/12	No Opt. Call	AA	5,496,350

7,200	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 1997C, 5.000%, 8/01/32 (Mandatory put 8/01/16) – NPFG Insured	No Opt. Call	A	7,478,064

2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 4.750%, 5/15/32 (Mandatory put 7/01/16) – NPFG Insured	No Opt. Call	A	2,078,960

	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2009:
5,000	4.000%, 4/01/16	No Opt. Call	AA–	5,351,900
5,000	4.000%, 4/01/17	No Opt. Call	AA–	5,303,150
6,470	5.000%, 4/01/18	No Opt. Call	AA–	7,265,875

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
7,000	5.500%, 6/01/15	6/10 at 100.00	AA–	7,026,250
100	5.500%, 6/01/16	6/10 at 100.00	AA–	100,339
6,080	5.500%, 6/01/18	6/12 at 100.00	AA–	6,487,786
8,745	5.500%, 6/01/19	6/13 at 100.00	AA–	9,549,015
510	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	550,198
1,460	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	1,562,609
2,490	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	2,650,481

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
9,060	5.500%, 6/01/16	6/11 at 100.00	AA–	9,449,399
5,100	5.500%, 6/01/17	6/11 at 100.00	AA–	5,319,198
2,300	5.500%, 6/01/19	No Opt. Call	AA–	2,507,805
8,050	5.500%, 6/01/20	6/13 at 100.00	AA–	8,738,034
1,565	5.500%, 6/01/21	6/13 at 100.00	AA–	1,683,392

Nuveen Investments	139

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$4,720	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2008A, 5.000%, 6/01/11	No Opt. Call	AA–	$4,947,551

4,630	New York State Urban Development Corporation, Revenue Bonds, Correctional Facilities, Series 1994A, 6.500%, 1/01/11 – AGM Insured	No Opt. Call	AAA	4,813,163

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1:
3,295	5.000%, 12/15/15	No Opt. Call	AAA	3,809,053
3,000	5.000%, 12/15/16	No Opt. Call	AAA	3,464,730
1,000	5.000%, 12/15/17	No Opt. Call	AAA	1,154,980

7,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009C, 5.000%, 12/15/18	No Opt. Call	AAA	8,099,980

5,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.500%, 3/15/14 – FGIC Insured	3/13 at 100.00	AAA	5,539,750

1,500	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001B, 5.550%, 11/15/24 (Mandatory put 11/15/13) (Alternative Minimum Tax)	11/11 at 101.00	Baa2	1,543,215

470	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.700%, 7/01/13	No Opt. Call	N/R	459,336

7,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2009A, 4.000%, 11/15/38 (Mandatory put 11/15/12)	No Opt. Call	Aa2	7,490,630

2,025	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 4.750%, 6/01/22	6/16 at 100.00	BBB	1,966,883

420	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.700%, 7/01/13	No Opt. Call	N/R	410,470
164,775	Total New York			177,293,458
	North Carolina – 1.9%

	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Refunding Series 2009A:
3,000	5.000%, 3/01/16	No Opt. Call	Aa2	3,424,080
2,000	5.000%, 3/01/17	No Opt. Call	Aa2	2,282,780
2,000	5.000%, 3/01/18	No Opt. Call	Aa2	2,291,980

	Mecklenburg County Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Series 2009:
5,500	5.000%, 3/01/16	No Opt. Call	AA+	6,307,180
3,000	5.000%, 3/01/18	No Opt. Call	AA+	3,467,310

	New Hanover County, North Carolina, General Obligation Bonds, School Series 2009:
1,500	3.000%, 6/01/14	No Opt. Call	Aaa	1,591,410
1,500	3.000%, 6/01/15	No Opt. Call	Aaa	1,587,990
1,500	3.000%, 6/01/16	No Opt. Call	Aaa	1,565,985
765	3.000%, 6/01/17	No Opt. Call	Aaa	789,235

4,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003A, 5.500%, 1/01/12	No Opt. Call	A–	4,258,600

4,500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/11	No Opt. Call	A	4,640,580

	North Carolina, Capital Improvement Limited Obligation Bonds, Series 2009A:
1,000	5.000%, 5/01/19	No Opt. Call	AA+	1,162,330
5,000	5.000%, 5/01/20	5/19 at 100.00	AA+	5,746,400
3,000	5.000%, 5/01/21	5/19 at 100.00	AA+	3,411,450
38,265	Total North Carolina			42,527,310

140	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota – 0.4%

$800	Fargo Public School District 1, County, North Dakota, General Obligation Bonds, Limited Tax School Building Series 2008, 4.000%, 5/01/14	No Opt. Call	Aa3	$865,136

6,925	Grand Forks, North Dakota, Healthcare System Revenue Bonds, Altru Health System, Series 2007, 5.500%, 12/01/17	No Opt. Call	Baa2	7,031,853
7,725	Total North Dakota			7,896,989
	Ohio – 2.2%

1,715	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 1982, 7.000%, 1/01/12 (ETM)	No Opt. Call	AAA	1,828,927

2,250	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 2006, 5.000%, 1/01/12	No Opt. Call	BBB+	2,343,600

	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009:
2,220	5.000%, 3/01/15 – AGC Insured	No Opt. Call	Aa3	2,494,725
2,580	5.000%, 3/01/17 – AGC Insured	No Opt. Call	Aa3	2,886,710

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
3,070	5.000%, 6/01/14	No Opt. Call	BBB	3,203,392
4,145	5.000%, 6/01/15	No Opt. Call	BBB	4,260,894
3,050	5.000%, 6/01/16	No Opt. Call	BBB	3,101,057
1,540	5.000%, 6/01/17	No Opt. Call	BBB	1,546,314

6,965	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BBB	6,434,267

	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A:
3,000	5.500%, 1/01/11	No Opt. Call	Aa2	3,092,880
2,000	5.500%, 1/01/12	No Opt. Call	Aa2	2,138,240

	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center, Series 2002A:
1,140	5.500%, 8/15/11	No Opt. Call	A–	1,178,144
845	5.500%, 8/15/12	No Opt. Call	A–	887,977

530	Lorain County, Ohio, Healthcare Facilities Revenue Refunding Bonds, Kendal at Oberlin, Series 1998A, 5.375%, 2/01/12	8/10 at 100.00	BBB+	530,970

3,000	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009A, 3.875%, 12/01/38 (Mandatory put 6/01/14)	No Opt. Call	A3	3,093,990

4,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	4,253,760

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009B:
675	5.000%, 1/01/17	No Opt. Call	Aa2	742,736
500	5.000%, 1/01/18	No Opt. Call	Aa2	550,395

200	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	225,616

235	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2004, 5.000%, 12/01/10	No Opt. Call	AAA	241,545

90	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-7, 4.550%, 12/01/10 (Alternative Minimum Tax)	No Opt. Call	AA–	90,348

2,230	University of Toledo, Ohio, General Receipts Bonds, Series 2009, 4.000%, 6/01/18	No Opt. Call	A+	2,303,122

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/17 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	358,150
46,980	Total Ohio			47,787,759

Nuveen Investments	141

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Oklahoma – 1.3%

$1,935	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	AA		$2,103,287

	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Putnam City Schools Project, Series 2010:
1,000	3.000%, 3/01/11	No Opt. Call	A		1,014,300
3,825	3.500%, 3/01/12	No Opt. Call	A		3,935,887

1,040	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007, 5.350%, 7/01/17	No Opt. Call	N/R		970,133

3,750	Tulsa Oklahoma, Industrial Authority, Revenue and Refunding Bonds, The University of Tulsa, Series 1996A, 6.000%, 10/01/16 – NPFG Insured	No Opt. Call	A		4,255,650

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A:
1,000	4.000%, 6/01/15	No Opt. Call	A3		1,030,000
1,200	4.500%, 6/01/16	6/15 at 100.00	A3		1,240,104

11,615	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1997B, 7.050%, 6/01/17 – NPFG Insured (ETM)	No Opt. Call	A	(4)	13,663,305

220	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1999B, 6.125%, 6/01/26 – FGIC Insured (Alternative Minimum Tax)	6/10 at 100.00	A		220,132
25,585	Total Oklahoma				28,432,798
	Oregon – 0.1%

1,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A., 5.000%, 11/15/22	5/19 at 100.00	AAA		1,127,620
	Pennsylvania – 6.8%

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A:
360	4.150%, 2/15/11	No Opt. Call	Baa3		362,552
755	4.200%, 2/15/12	No Opt. Call	Baa3		763,282
785	4.300%, 2/15/13	No Opt. Call	Baa3		796,100
1,480	4.375%, 2/15/14	No Opt. Call	Baa3		1,501,356

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B:
1,710	5.000%, 5/01/12	No Opt. Call	Baa2		1,748,458
1,800	5.000%, 5/01/13	No Opt. Call	Baa2		1,847,232
1,890	5.000%, 5/01/14	No Opt. Call	Baa2		1,935,870
1,985	5.000%, 5/01/15	No Opt. Call	Baa2		2,018,963
1,745	5.000%, 5/01/16	No Opt. Call	Baa2		1,751,282

5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3		5,441,350

25	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2000B, 9.250%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 102.00	AAA		26,701

5,000	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2010A, 4.000%, 5/15/12	No Opt. Call	Aa3		5,247,700

800	Carbon County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Panther Creek Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB–		799,992

1,010	Central Dauphin School District, Dauphin County, Pennsylvania, General Obligation Bonds, Series 2006, 5.250%, 2/01/14 – NPFG Insured (ETM)	No Opt. Call	AA	(4)	1,154,046

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Refunding Series 2005A:
100	5.000%, 12/01/15 – RAAI Insured	No Opt. Call	BBB+		103,898
20	4.250%, 12/01/17 – RAAI Insured	12/15 at 100.00	BBB+		19,196
210	5.000%, 12/01/19 – RAAI Insured	12/15 at 100.00	BBB+		207,178
75	5.000%, 12/01/21 – RAAI Insured	12/15 at 100.00	BBB+		72,500

142	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Series 2003A:
$3,170	4.750%, 12/01/19 – RAAI Insured	12/12 at 100.00	BBB+	$3,068,116
50	5.000%, 12/01/26 – RAAI Insured	12/12 at 100.00	BBB+	45,337

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2010:
1,000	4.000%, 12/01/14	No Opt. Call	A1	1,082,870
750	4.000%, 12/01/15	No Opt. Call	A1	806,963
1,000	4.000%, 12/01/16	No Opt. Call	A1	1,064,570
500	5.000%, 12/01/18	No Opt. Call	A1	560,310

5,015	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13	7/10 at 100.00	BB+	5,020,517

120	Delaware River Port Authority, Pennsylvania and New Jersey, Series 1972 Revenue Bonds,, 6.500%, 1/15/11 (ETM)	7/10 at 100.00	AAA	124,519

3,400	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Refunding Series 2004, 5.000%, 11/15/18	11/13 at 100.00	Baa2	3,280,796

2,710	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19	No Opt. Call	N/R	2,695,014

2,165	Lycoming County Athority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009, 5.000%, 7/01/17	No Opt. Call	BBB+	2,257,532

1,600	Pennsylvania Convention Center Authority, Revenue Bonds, Series 1989A, 6.700%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	AAA	1,858,896

	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A:
2,000	5.000%, 10/15/10	No Opt. Call	A3	2,026,760
2,000	5.000%, 10/15/11	No Opt. Call	A3	2,078,660
3,000	5.000%, 10/15/12	No Opt. Call	A3	3,167,940
2,000	5.000%, 10/15/13	No Opt. Call	A3	2,118,080
3,000	5.250%, 10/15/14	No Opt. Call	A3	3,221,220
3,000	5.250%, 10/15/15	No Opt. Call	A3	3,216,990

6,000	Pennsylvania Economic Development Financing Authority, Pollution Control Revenue Bonds, PPL Electric Utilities Corporation, Refunding Series 2008, 4.850%, 10/01/23 (Mandatory put 10/01/10)	No Opt. Call	A–	6,054,840

2,500	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A, 6.500%, 1/01/13 (Alternative Minimum Tax)	7/10 at 100.00	CC	1,503,625

4,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 2.625%, 12/01/33 (Mandatory put 12/03/12)	No Opt. Call	BBB	4,007,120

2,695	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pittsburgh Meical Center Health System , Refunding Series 2010E, 3.500%, 5/15/12	No Opt. Call	Aa3	2,801,533

	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009B:
2,500	4.000%, 6/01/13	No Opt. Call	A2	2,649,875
4,000	5.000%, 6/01/14	No Opt. Call	A2	4,404,880
4,000	5.000%, 6/01/15	No Opt. Call	A2	4,414,960
4,000	5.000%, 6/01/16	No Opt. Call	A2	4,408,000

15,000	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	Aa1	17,624,247

3,470	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	Aaa	4,271,778

3,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23	5/10 at 100.00	BBB	3,000,600

Nuveen Investments	143

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2010C:
$5,000	2.000%, 9/01/11	No Opt. Call	Aa2	$5,038,850
10,000	5.000%, 9/01/16	No Opt. Call	Aa2	10,964,400

	Pittsburgh Water and Sewerage Authority, Pennsylvania, Water and Sewerage System Revenue Refunding Bonds, Series 1986:
2,354	7.250%, 9/01/14 – FGIC Insured (ETM)	No Opt. Call	Aaa	2,670,943
550	6.000%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa	649,270

	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A:
4,225	5.000%, 9/01/11 – NPFG Insured	No Opt. Call	A1	4,394,930
2,750	5.000%, 9/01/12 – NPFG Insured	No Opt. Call	A1	2,915,853

2,500	University of Pittsburgh of the Commonwealth System of Higher Education, Pennsylvania, University Capital Project Bonds, Series 2009B, 5.500%, 9/15/21	3/19 at 100.00	AA	2,941,300

1,590	West Shore Area Hospital Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2001, 5.900%, 1/01/17	1/12 at 100.00	BBB	1,617,110
141,364	Total Pennsylvania			149,826,860
	Puerto Rico – 0.9%

7,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ, 5.250%, 7/01/24 (WI/DD, Settling 5/05/10)	7/20 at 100.00	A3	7,430,080

12,500	Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Variable Rate Demand Obligations, Series 1985, 4.750%, 12/01/15 – NPFG Insured	12/12 at 101.00	A	12,989,750

375	Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A, 5.500%, 10/01/34	10/10 at 101.00	AAA	386,951
19,875	Total Puerto Rico			20,806,781
	Rhode Island – 0.3%

2,000	Rhode Island Industrial Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 4.625%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	BBB	1,988,180

5,295	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	BBB	5,348,268
7,295	Total Rhode Island			7,336,448
	South Carolina – 0.8%

1,980	Charleston County, South Carolina, Revenue Bonds, CareAlliance Heath Services, Series 2004A, 5.000%, 8/15/10	No Opt. Call	A–	1,998,038

7,110	Georgetown County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 5.700%, 4/01/14	No Opt. Call	BBB	7,726,864

1,325	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.500%, 11/01/13	No Opt. Call	A+	1,467,385

1,950	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.000%, 8/01/13	No Opt. Call	BBB+	2,160,893

2,000	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 5.250%, 8/01/11	No Opt. Call	BBB+	2,074,640

1,000	South Carolina JOBS-Economic Development Authority, Residential Care Facilities First Mortgage Revenue Bonds, South Carolina Episcopal Home at Still Hopes, Series 2004A, 6.000%, 5/15/17	5/11 at 100.00	N/R	1,003,360
15,365	Total South Carolina			16,431,180
	South Dakota – 0.2%

3,495	Heartland Consumers Power District, South Dakota, Electric System Revenue Bonds, Series 1977, 6.375%, 1/01/16 (ETM)	No Opt. Call	AAA	3,988,739

144	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tennessee – 1.4%

$1,500	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/10 – SYNCORA GTY Insured	No Opt. Call	A2		$1,533,570

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
525	5.000%, 7/01/13	No Opt. Call	BBB+		558,464
695	5.000%, 7/01/14	No Opt. Call	BBB+		742,316

	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A:
2,000	5.000%, 9/01/15	No Opt. Call	AA		2,197,140
5,000	5.000%, 9/01/16	No Opt. Call	AA		5,464,250
2,500	5.000%, 9/01/18	No Opt. Call	AA		2,706,925

1,350	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2002, 6.250%, 9/01/10 (ETM)	No Opt. Call	N/R	(4)	1,376,420

	Tennessee State, General Obligation Bonds, Series 2009A:
7,500	5.000%, 5/01/17	No Opt. Call	Aaa		8,728,575
1,000	5.000%, 5/01/19	5/17 at 100.00	Aaa		1,145,520

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
1,000	5.000%, 9/01/11	No Opt. Call	BB+		1,040,010
4,175	5.000%, 9/01/13	No Opt. Call	BB+		4,405,418
250	5.000%, 9/01/14	No Opt. Call	BB+		261,978
200	5.250%, 9/01/18	No Opt. Call	BB+		202,816

1,395	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/17	No Opt. Call	A		1,403,635
29,090	Total Tennessee				31,767,037
	Texas – 6.3%

2,235	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.250%, 1/01/13 – SYNCORA GTY Insured	No Opt. Call	BB+		2,277,711

5,000	Austin, Texas, Combined Utility System Revenue Bonds, Series 1992A, 0.000%, 11/15/11 – NPFG Insured	No Opt. Call	A1		4,913,500

3,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	AAA		3,151,590

4,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	CCC		3,297,720

2,735	City of Houston, Texas, Sewer System Revenue Bonds, Series 1984, 9.375%, 10/01/13 – NPFG Insured (ETM)	10/10 at 100.00	AAA		3,146,125

100	City of Houston, Texas, Sewer System Revenue Bonds, Series 1984, 9.375%, 10/01/13 – NPFG Insured (ETM)	10/10 at 100.00	Aaa		115,697

365	Dallas, Texas, Certificates of Obligation, Series 2008, 5.000%, 2/15/18	8/10 at 100.00	AA+		365,679

	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007:
5,000	5.000%, 10/01/13 – AMBAC Insured	No Opt. Call	AAA		5,640,000
6,700	5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA		7,760,945

	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Methodist Hospital System, Series 2009B:
3,000	5.000%, 12/01/28 (Mandatory put 6/01/12)	No Opt. Call	AA		3,194,370
5,000	5.000%, 12/01/41 (Mandatory put 6/01/13)	No Opt. Call	AA		5,428,350

6,000	Harris County, Texas, General Obligation Bonds, Refunding Series 2009A, 5.250%, 10/01/18	No Opt. Call	AAA		7,088,280

8,500	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.000%, 5/15/34 (Mandatory put 5/15/11)	5/11 at 100.00	AA		8,808,380

11,500	Houston, Texas, General Obligation Public Improvement Refunding Bonds, Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA		13,051,465

Nuveen Investments	145

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A:
$1,300	5.000%, 7/01/15	No Opt. Call	AA–		$1,471,197
1,100	5.000%, 7/01/16	No Opt. Call	AA–		1,244,188

400	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 1998B, 5.200%, 7/01/18 – FGIC Insured (Alternative Minimum Tax)	7/10 at 100.00	A		400,300

3,050	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2001A, 5.000%, 7/01/10 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	A		3,070,496

605	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 4.125%, 8/15/10	No Opt. Call	BBB–		607,118

2,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	BBB		2,179,200

10,050	North Texas Thruway Authority, First Tier System Revenue Refunding Bonds, Series 2008H, 5.000%, 1/01/42 (Mandatory put 1/01/13)	No Opt. Call	A2		10,829,679

3,000	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 3.000%, 1/01/11	No Opt. Call	A2		3,026,220

10,000	San Antonio Independent School District, Bexar County, Texas, General Obligation Bonds, Series 2005, 5.000%, 8/15/21	8/15 at 100.00	AAA		10,992,500

5,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AAA		5,537,650

8,420	Texas A&M University Financing System Revenue Bonds, Series 2008, 5.000%, 5/15/15	No Opt. Call	AA+		9,682,747

6,465	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/16	No Opt. Call	AAA		7,414,191

2,250	Texas State, Public Financing Authority, General Obligation Bonds, Series 2009A, 5.000%, 10/01/17	No Opt. Call	Aaa		2,611,710

5,000	Texas State, Transportation Commission Highway Fund Revenue Bonds, First Tier Series 2006A, 5.000%, 4/01/12	No Opt. Call	AAA		5,404,200

4,000	Titus County Fresh Water Supply District 1, Texas, Pollution Control Revenue Refunding Bonds, Southwestern Electric Power Company Project, Series 2008, 4.500%, 7/01/11	No Opt. Call	BBB		4,120,080

630	Tom Green County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Shannon Health System Project, Series 2001, 6.200%, 5/15/11	No Opt. Call	Ba1		653,386

1,185	Weslaco Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Knapp Medical Center, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	N/R	(4)	1,266,113
127,590	Total Texas				138,750,787
	Virgin Islands – 0.8%

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B:
2,500	5.000%, 10/01/14	No Opt. Call	BBB		2,691,700
4,455	5.000%, 10/01/15	No Opt. Call	BBB		4,793,090
4,375	5.000%, 10/01/16	No Opt. Call	BBB		4,689,475
4,000	5.000%, 10/01/17	No Opt. Call	BBB		4,264,280
15,330	Total Virgin Islands				16,438,545
	Virginia – 1.2%

	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006:
400	4.000%, 9/01/12	No Opt. Call	BBB		413,616
400	4.000%, 9/01/13	No Opt. Call	BBB		415,564
400	4.000%, 9/01/14	No Opt. Call	BBB		414,324
400	4.125%, 9/01/15	No Opt. Call	BBB		413,140

146	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA	$1,182,170

	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008c:
5,750	5.375%, 11/01/35 (Mandatory put 12/02/13)	No Opt. Call	A–	6,298,608
2,000	5.000%, 11/01/35 (Mandatory put 12/01/11)	No Opt. Call	A–	2,111,240

2,525	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	2,608,956

1,500	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A, 5.000%, 9/01/15	No Opt. Call	Aa1	1,736,850

1,750	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	7/10 at 100.00	N/R	1,751,715

8,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2009B, 5.000%, 8/01/15	No Opt. Call	AA+	9,264,320
24,125	Total Virginia			26,610,503
	Washington – 2.0%

10,000	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 3, Series 2010, 5.000%, 7/01/18	No Opt. Call	Aaa	11,544,900

6,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/11 – SYNCORA GTY Insured	No Opt. Call	Aaa	6,347,520

10,380	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, 2010 Series 2009B, 5.000%, 8/01/15	No Opt. Call	AA+	11,969,905

8,715	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008B, 5.000%, 7/01/19	7/18 at 100.00	AA+	9,965,864

2,700	Washington, General Obligation Bonds, Series 1990A, 6.750%, 2/01/15	No Opt. Call	AA+	3,069,954
37,795	Total Washington			42,898,143
	West Virginia – 0.4%

2,000	West Virginia Economic Development Authority, Pollution Control Revenue Bonds, Appalachian Power Company – Amos Project, Series 2008, 4.850%, 5/01/19 (Mandatory put 9/04/13)	No Opt. Call	BBB	2,112,580

7,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Ohio Power Company – Amos Project, Series 2010A, 3.125%, 3/01/43 (Mandatory put 4/01/15)	No Opt. Call	Baa1	6,995,100
9,000	Total West Virginia			9,107,680
	Wisconsin – 1.8%

30	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/12 (ETM)	No Opt. Call	AAA	32,852

	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
3,330	6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	3,675,421
9,075	6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	9,717,782
6,665	6.375%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	7,407,814

3,820	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2009B, 4.750%, 8/15/25 (Mandatory put 8/15/14)	No Opt. Call	A3	4,050,002

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert and Community Health Obligated Group, Series 2001:
1,000	5.625%, 10/01/10	No Opt. Call	AA–	1,022,130
1,100	5.625%, 10/01/11	No Opt. Call	AA–	1,172,644

1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2001B, 6.500%, 2/15/12	No Opt. Call	BBB+	1,336,975

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A:
450	5.000%, 2/15/12	No Opt. Call	BBB+	469,557
400	5.000%, 2/15/13	No Opt. Call	BBB+	420,760

Nuveen Investments	147

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)
$350	5.000%, 2/15/14	No Opt. Call	BBB+	$370,297
500	5.000%, 2/15/15	No Opt. Call	BBB+	528,950

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
4,000	5.000%, 8/15/14	No Opt. Call	BBB+	4,179,000
1,300	5.250%, 8/15/18	8/16 at 100.00	BBB+	1,315,860

245	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.000%, 8/15/13	No Opt. Call	BBB+	255,390

2,230	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 1999C, 4.800%, 9/01/12	4/11 at 100.00	AA	2,246,747

2,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	2,251,340
37,745	Total Wisconsin			40,453,521
1,805,659	Total Long-Term Investments (cost $1,892,148,363) – 88.2%			1,944,497,549

	SHORT-TERM INVESTMENTS – 9.5%

	California – 0.3%

3,210	Los Angeles Unified School District, California, Certificates of Participation, Administration Building Project III, Variable Rate Demand Obligations, Refunding Series 2008B, 0.300%, 10/01/31 (6)	9/10 at 100.00	VMIG-1	3,210,000

3,500	San Jose Financing Authority, California, Lease Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2007-0037, 0.300%, 6/01/14 (6)	No Opt. Call	A-1+	3,500,000
6,710	Total California			6,710,000
	Colorado – 0.1%

2,895	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Variable Rate Demand Obligations, Tender Option Bond Trust 2906Z, 0.270%, 3/01/16 (6)	No Opt. Call	A-1+	2,895,000
	Connecticut – 0.9%

4,535	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Choate Rosemary Hall, Variable Rate Demand Obligations, Series 2008D, 0.270%, 7/01/37 (6)	5/10 at 100.00	VMIG-1	4,535,000

7,730	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Trust 2862, 0.270%, 7/01/15 (6)	No Opt. Call	A-1+	7,730,000

7,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 0.230%, 7/05/33 (6)	5/10 at 100.00	A-1+	7,000,000
19,265	Total Connecticut			19,265,000
	Florida – 0.5%

11,250	Orlando Utilities Commission, Florida, Water and Electric Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 3042, 0.310%, 10/01/33 (6)	4/19 at 100.00	A-1	11,250,000
	Georgia – 0.5%

11,755	Georgia, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 1881, 0.310%, 4/01/27 (6)	4/17 at 100.00	VMIG-1	11,755,000
	Illinois – 0.3%

6,095	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Variable Rate Demand Obligations, Series 2005B, 0.290%, 5/15/35 (6)	7/10 at 100.00	VMIG-1	6,095,000
	Maine – 0.3%

6,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College, Variable Rate Demand Obligations, Tender Option Bond Trust 2009-5B, 0.310%, 7/01/39 (6)	7/19 at 100.00	VMIG-1	6,665,000

148	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland – 0.9%

$9,825	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Series 2008, Variable Rate Demand Obligations, Trust R-11436, 0.310%, 7/01/34 – AGM Insured (6)	7/17 at 100.00	A-1	$9,825,000

8,555	Maryland Health and Higher Educational Facilities Authority, Variable Rate Demand Revenue Bonds, Goucher College, Series 2007, 0.320%, 7/01/37 (6)	7/17 at 100.00	A-1	8,555,000
18,380	Total Maryland			18,380,000
	Massachusetts – 0.8%

4,980	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Variable Rate Demand Obligations, Series 2008, Trust DCL-018, 0.400%, 1/01/26 (6)	No Opt. Call	A-1	4,980,000

10,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Variable Rate Demand Obligations, Tender Option Bond Trust 3529, 0.300%, 11/15/16 (6)	No Opt. Call	A-1+	10,000,000

3,000	Massachusetts, General Obligation Bonds, SIFMA Index Bonds, Variable Rate Demand Obligaiton Series 2010A, 0.540%, 2/01/12 (6)	8/11 at 100.00	AA	3,000,000
17,980	Total Massachusetts			17,980,000
	Michigan – 0.3%

1,140	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2836, 0.350%, 5/01/15 (6)	No Opt. Call	A-1+	1,140,000

5,000	Portage Public Schools, Kalamazoo County, Michigan, General Obligation Bonds, Series 2008, Variable Rate Demand Obligations, Trust 3030X, 0.330%, 5/01/16 (6)	No Opt. Call	A-1	5,000,000
6,140	Total Michigan			6,140,000
	New Jersey – 0.6%

4,960	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2008, Variable Rate Demand Obligations, Trust 2451, 0.400%, 5/01/24 (6)	No Opt. Call	A-1	4,960,000

2,075	New Jersey Housing and Mortgage Finance Agency, Capital Fund Program Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2008-3034X, 0.300%, 11/01/15 (6)	No Opt. Call	VMIG-1	2,075,000

6,785	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Variable Rate Demand Obligations, Series 2006 Tender Option Bond Trust 38TPZ, 0.290%, 12/15/26 (6)	No Opt. Call	N/R	6,785,000
13,820	Total New Jersey			13,820,000
	New York – 0.1%

2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust R-11644, 0.310%, 3/01/24 (6)	1/12 at 100.00	A-1	2,500,000
	North Carolina – 0.2%

5,000	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 1287, 0.310%, 12/01/34 (6)	12/15 at 100.00	A-1	5,000,000
	Oregon – 0.3%

5,880	Eugene, Oregon, Electric Utility Revenue Bonds, Variable Rate Demand Obligations, Series 2003A, 0.320%, 8/01/22 (6)	8/13 at 100.00	A-1	5,880,000
	Pennsylvania – 0.6%

6,055	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2028, 0.330%, 2/01/24 (6)	No Opt. Call	Aa2	6,055,000

3,500	East Stroudsberg Area School District, Monroe and Pike Counties, Pennsylvania, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2008-3037X, 0.330%, 9/01/15 (6)	No Opt. Call	VMIG-1	3,500,000

Nuveen Investments	149

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$4,330	Pennsylvania State University, General Revenue Bonds, Series 2005, Variable Rate Demand Obligations, Putters 1971, 0.300%, 9/01/13 (6)	No Opt. Call	VMIG-1	$4,330,000
13,885	Total Pennsylvania			13,885,000
	South Carolina – 0.5%

7,440	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Refunding Building Equity Sooner, Variable Rate Demand Obligations, Tender Option Bond Trust 2056, 0.310%, 12/01/20 (6)	No Opt. Call	VMIG-1	7,440,000

3,990	South Carolina Association of Governmental Organizations, Educational Facilities Corporation for Pickens School District, Installment Purchase Revenue Bonds, Pickens County, Variable Rate Demand Obligations, Tender Option Bond Trust 2007-0003, 0.300%, 12/01/14 (6)	No Opt. Call	A-1+	3,990,000
11,430	Total South Carolina			11,430,000
	Tennessee – 0.6%

8,765	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 08-29, 0.310%, 3/01/16 (6)	No Opt. Call	A-1	8,765,000

3,540	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Vanderbilt University, Variable Rate Demand Obligations, Tender Option Bond Trust 10-14B, 0.310%, 10/01/39 (6)	10/19 at 100.00	P-1	3,540,000
12,305	Total Tennessee			12,305,000
	Virginia – 0.7%

4,875	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, The Woodberry Forest School, Variable Rate Demand Obligations, Series 2007, 0.370%, 10/01/37 (6)	7/10 at 100.00	VMIG-1	4,875,000

6,005	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2876, 0.300%, 6/01/13 (6)	No Opt. Call	N/R	6,005,000

5,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Series 2008, Variable Rate Demand Obligations, Trust 2917, 0.330%, 10/01/28 (6)	10/18 at 100.00	A-1	5,000,000
15,880	Total Virginia			15,880,000
	Washington – 1.0%

15,000	Central Puget Sound Regional Transit Authority, Washington, Sales and Use Tax Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2007-1C, 0.300%, 11/01/32 – AGM Insured (6)	11/17 at 100.00	N/R	15,000,000

7,500	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Variable Rate Demand Obligations, Tender Option Bond Trust 09-14W, 0.310%, 6/01/39 (6)	6/19 at 100.00	A-1+	7,500,000
22,500	Total Washington			22,500,000
$210,335	Total Short-Term Investments ($210,335,000)			210,335,000
	Total Investments (cost $2,102,483,363) – 97.7%			2,154,832,549
	Other Assets Less Liabilities – 2.3%			50,350,274
	Net Assets – 100%			$2,205,182,823

150	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.

(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(7)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	151

Statement of Assets and Liabilities

April 30, 2010

	High Yield	All-American	Insured	Intermediate Duration	Limited Term
Assets
Investments, at value (cost $5,208,892,605, $513,140,560, $828,833,523, $2,403,988,134 and $2,102,483,363, respectively)	$4,953,131,815	$536,872,184	$846,305,271	$2,484,488,593	$2,154,832,549
Cash	4,091,371	8,200,160	3,922,213	4,691,294	25,202,264
Receivables:
Interest	120,423,533	9,759,344	13,340,762	40,761,421	28,645,589
Investments sold	6,320,452	3,949,933	9,796,750	2,772,953	3,367,240
Shares sold	33,470,699	2,837,982	1,158,693	4,733,363	15,416,991
Other assets	203,363	41,563	88,738	275,937	89,799
Total assets	5,117,641,233	561,661,166	874,612,427	2,537,723,561	2,227,554,432
Liabilities
Borrowings	10,000,000	—	—	—	—
Floating rate obligations	158,752,000	—	7,495,000	—	—
Unrealized depreciation on forward swaps	13,708,500	379,700	—	2,135,900	—
Payables:
Dividends	11,017,261	1,111,246	994,599	1,892,093	2,277,386
Investments purchased	11,660,171	5,330,144	1,052,700	—	14,033,328
Shares redeemed	10,164,538	1,188,030	842,606	2,009,972	4,372,491
Accrued expenses:
Management fees	2,080,171	210,657	324,929	908,718	703,381
12b-1 distribution and service fees	1,109,245	156,459	110,449	130,429	387,365
Other	1,579,846	204,874	338,831	909,243	597,658
Total liabilities	220,071,732	8,581,110	11,159,114	7,986,355	22,371,609
Net assets	$4,897,569,501	$553,080,056	$863,453,313	$2,529,737,206	$2,205,182,823
Class A Shares
Net assets	$2,158,475,161	$352,666,439	$297,043,932	$374,528,484	$1,001,241,289
Shares outstanding	139,028,865	33,179,931	28,582,168	41,697,570	92,264,343
Net asset value per share	$15.53	$10.63	$10.39	$8.98	$10.85
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%, respectively, of offering price)	$16.21	$11.10	$10.85	$9.26	$11.13
Class B Shares
Net assets	$73,919,596	$9,706,168	$12,360,564	$11,040,191	N/A
Shares outstanding	4,765,531	910,616	1,186,269	1,224,743	N/A
Net asset value and offering price per share	$15.51	$10.66	$10.42	$9.01	N/A
Class C Shares
Net assets	$1,166,535,182	$151,024,963	$86,326,331	$100,047,045	$509,511,441
Shares outstanding	75,189,485	14,206,153	8,350,033	11,104,572	47,109,288
Net asset value and offering price per share	$15.51	$10.63	$10.34	$9.01	$10.82
Class I Shares
Net assets	$1,498,639,562	$39,682,486	$467,722,486	$2,044,121,486	$694,430,093
Shares outstanding	96,557,478	3,718,078	45,073,077	227,067,804	64,365,014
Net asset value and offering price per share	$15.52	$10.67	$10.38	$9.00	$10.79
Net Assets Consist of:
Capital paid-in	$6,249,951,570	$547,218,727	$849,761,354	$2,451,448,698	$2,169,796,901
Undistributed (Over-distribution of) net investment income	(12,924,755)	3,051,868	1,076,841	9,899,342	(4,440,401)
Accumulated net realized gain (loss)	(1,069,988,024)	(20,542,463)	(4,856,630)	(9,975,393)	(12,522,863)
Net unrealized appreciation (depreciation)	(269,469,290)	23,351,924	17,471,748	78,364,559	52,349,186
Net assets	$4,897,569,501	$553,080,056	$863,453,313	$2,529,737,206	$2,205,182,823
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01

N/A – Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

152	Nuveen Investments

Statement of Operations

Year Ended April 30, 2010

	High Yield	All-American	Insured	Intermediate Duration	Limited Term
Investment Income	$324,035,062	$31,477,844	$43,936,139	$113,019,493	$63,102,778
Expenses
Management fees	21,248,350	2,390,296	3,902,838	10,835,530	6,923,224
12b-1 service fees – Class A	3,730,985	675,109	560,032	702,854	1,643,315
12b-1 distribution and service fees – Class B	725,705	104,716	141,533	119,677	N/A
12b-1 distribution and service fees – Class C	7,117,874	961,019	573,909	623,579	2,170,749
Shareholders’ servicing agent fees and expenses	2,272,176	238,321	473,310	1,407,167	704,756
Interest expense	1,350,566	6,447	95,036	—	—
Custodian’s fees and expenses	685,851	105,467	146,214	397,982	305,950
Trustees’ fees and expenses	101,103	12,562	20,851	60,515	43,332
Professional fees	760,379	49,017	59,435	142,952	124,484
Shareholders’ reports – printing and mailing expenses	361,653	48,457	79,644	236,540	162,857
Federal and state registration fees	525,842	126,751	154,525	197,014	365,342
Other expenses	135,478	21,509	30,658	81,005	44,974
Total expenses before custodian fee credit	39,015,962	4,739,671	6,237,985	14,804,815	12,488,983
Custodian fee credit	(27,421)	(5,446)	(3,175)	(7,130)	(19,121)
Net expenses	38,988,541	4,734,225	6,234,810	14,797,685	12,469,862
Net investment income	285,046,521	26,743,619	37,701,329	98,221,808	50,632,916
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(81,075,547)	(5,528,924)	2,962,291	2,221,305	(1,203,651)
Forward swaps	19,666,286	594,000	—	(2,948,000)	—
Futures	—	(194,170)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	804,903,608	56,821,470	26,616,536	115,433,339	40,321,483
Forward swaps	(15,484,707)	(612,858)	—	2,656,302	—
Net realized and unrealized gain (loss)	728,009,640	51,079,518	29,578,827	117,362,946	39,117,832
Net increase (decrease) in net assets from operations	$1,013,056,161	$77,823,137	$67,280,156	$215,584,754	$89,750,748

N/A – Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	153

Statement of Changes in Net Assets

	High-Yield		All-American
	Year Ended 4/30/10	Year Ended 4/30/09	Year Ended 4/30/10	Year Ended 4/30/09
Operations
Net investment income	$285,046,521	$241,643,306	$26,743,619	$23,066,339
Net realized gain (loss) from:
Investments	(81,075,547)	(748,298,196)	(5,528,924)	(11,232,208)
Forward swaps	19,666,286	—	594,000	—
Futures	—	(95,361,168)	(194,170)	(67,965)
Change in net unrealized appreciation (depreciation) of:
Investments	804,903,608	(615,659,047)	56,821,470	(33,136,027)
Forward swaps	(15,484,707)	1,776,207	(612,858)	233,158
Futures	—	(4,433,216)	—	(292,546)
Net increase (decrease) in net assets from operations	1,013,056,161	(1,220,332,114)	77,823,137	(21,429,249)
Distributions to Shareholders
From net investment income:
Class A	(140,652,369)	(129,119,960)	(17,569,347)	(15,418,612)
Class B	(5,191,148)	(6,556,800)	(491,621)	(600,970)
Class C	(66,654,558)	(54,694,171)	(6,036,957)	(4,512,527)
Class I	(84,484,952)	(54,435,627)	(1,451,066)	(564,781)
Decrease in net assets from distributions to shareholders	(296,983,027)	(244,806,558)	(25,548,991)	(21,096,890)
Fund Share Transactions
Proceeds from sale of shares	2,788,314,294	2,131,798,224	212,536,167	207,849,758
Proceeds from shares issued to shareholders due to reinvestment of distributions	172,538,556	118,491,339	12,295,717	8,557,827
	2,960,852,850	2,250,289,563	224,831,884	216,407,585
Cost of shares redeemed	(1,517,478,891)	(2,131,995,731)	(160,492,162)	(182,798,302)
Net increase (decrease) in net assets from Fund share transactions	1,443,373,959	118,293,832	64,339,722	33,609,283
Net increase (decrease) in net assets	2,159,447,093	(1,346,844,840)	116,613,868	(8,916,856)
Net assets at the beginning of year	2,738,122,408	4,084,967,248	436,466,188	445,383,044
Net assets at the end of year	$4,897,569,501	$2,738,122,408	$553,080,056	$436,466,188
Undistributed (Over-distribution of) net investment income at the end of year	$(12,924,755)	$(465,486)	$3,051,868	$1,949,154

See accompanying notes to financial statements.

154	Nuveen Investments

	Insured		Intermediate Duration
	Year Ended 4/30/10	Year Ended 4/30/09	Year Ended 4/30/10	Year Ended 4/30/09
Operations
Net investment income	$37,701,329	$36,158,832	$98,221,808	$98,640,827
Net realized gain (loss) from:
Investments	2,962,291	(4,403,515)	2,221,305	2,379,826
Forward swaps	—	—	(2,948,000)	(10,825,000)
Futures	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	26,616,536	(29,485,699)	115,433,339	(59,787,455)
Forward swaps	—	—	2,656,302	(1,086,719)
Futures	—	—	—	—
Net increase (decrease) in net assets from operations	67,280,156	2,269,618	215,584,754	29,321,479
Distributions to Shareholders
From net investment income:
Class A	(12,325,233)	(10,907,424)	(13,486,790)	(11,940,062)
Class B	(534,559)	(754,332)	(384,067)	(507,546)
Class C	(2,944,458)	(2,167,909)	(2,739,605)	(2,135,966)
Class I	(21,195,291)	(21,645,048)	(78,771,123)	(82,021,650)
Decrease in net assets from distributions to shareholders	(36,999,541)	(35,474,713)	(95,381,585)	(96,605,224)
Fund Share Transactions
Proceeds from sale of shares	125,675,536	123,995,050	305,923,212	319,262,030
Proceeds from shares issued to shareholders due to reinvestment of distributions	24,775,786	23,330,444	73,162,602	74,373,450
	150,451,322	147,325,494	379,085,814	393,635,480
Cost of shares redeemed	(109,373,622)	(132,448,469)	(295,359,836)	(496,052,355)
Net increase (decrease) in net assets from Fund share transactions	41,077,700	14,877,025	83,725,978	(102,416,875)
Net increase (decrease) in net assets	71,358,315	(18,328,070)	203,929,147	(169,700,620)
Net assets at the beginning of year	792,094,998	810,423,068	2,325,808,059	2,495,508,679
Net assets at the end of year	$863,453,313	$792,094,998	$2,529,737,206	$2,325,808,059
Undistributed (Over-distribution of) net investment income at the end of year	$1,076,841	$406,496	$9,899,342	$7,321,225

See accompanying notes to financial statements.

Nuveen Investments	155

Statement of Changes in Net Assets (continued)

	Limited Term
	Year Ended 4/30/10	Year Ended 4/30/09
Operations
Net investment income	$50,632,916	$36,132,645
Net realized gain (loss) from:
Investments	(1,203,651)	(675,299)
Forward swaps	—	—
Futures	—	2,416
Change in net unrealized appreciation (depreciation) of:
Investments	40,321,483	2,747,622
Forward swaps	—	—
Futures	—	—
Net increase (decrease) in net assets from operations	89,750,748	38,207,384
Distributions to Shareholders
From net investment income:
Class A	(26,878,639)	(19,915,404)
Class B	N/A	N/A
Class C	(11,605,304)	(7,918,066)
Class I	(17,201,976)	(8,923,744)
Decrease in net assets from distributions to shareholders	(55,685,919)	(36,757,214)
Fund Share Transactions
Proceeds from sale of shares	1,444,964,598	766,469,967
Proceeds from shares issued to shareholders due to reinvestment of distributions	29,762,945	19,450,270
	1,474,727,543	785,920,237
Cost of shares redeemed	(534,578,952)	(380,313,224)
Net increase (decrease) in net assets from Fund share transactions	940,148,591	405,607,013
Net increase (decrease) in net assets	974,213,420	407,057,183
Net assets at the beginning of year	1,230,969,403	823,912,220
Net assets at the end of year	$2,205,182,823	$1,230,969,403
Undistributed (Over-distribution of) net investment income at the end of year	$(4,440,401)	$52,518

N/A – Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

156	Nuveen Investments

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Municipal Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen High Yield Municipal Bond Fund (”High Yield”), Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Insured Municipal Bond Fund (“Insured”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds, with the exception of High Yield, were each organized as a series of predecessor trusts or corporations prior to that date.

High Yield’s investment objective is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with the Fund’s primary objective. The Fund invests substantially all of its assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. Under normal circumstances, the Fund invests at least 65% of its net assets in medium- to low-quality bonds rated BBB/Baa or lower. The Fund may invest up to 10% of its net assets in defaulted municipal bonds. The Fund may invest up to 15% of its assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), uses a research-intensive investment process to identify high-yielding municipal bonds that offer attractive value in terms of their current yields, prices, credit quality, liquidity and future prospects. The Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

All American’s, Intermediate Duration’s and Limited Term’s investment objective is to provide a high level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Each Fund invests substantially all of its assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. Intermediate Duration invests in bonds with a weighted average duration of between three and ten years. Intermediate Duration generally intends to maintain portfolio duration within a defined range (currently between 4.5 and seven years) over time in order to be classified as an intermediate fund. Limited Term generally invests in bonds with short- to intermediate-term maturities. Under normal circumstances, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield,” “high risk” or “junk” bonds. Each Fund may invest up to 15% of its assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The Adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer potentially above-average total return. The Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Insured’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. The Fund invests substantially all of its assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. Under normal circumstances, the fund invests at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. In addition, under normal circumstances, the municipal securities in which the Fund invests will be, at the time of purchase, (i) rated BBB/Baa or better by an Nationally Recognized Statistical Rating Organization (“NRSRO”) or covered by insurance from insurers with a claims-paying ability rated BBB/Baa or better by an NRSRO; (ii) unrated, but judged to be of comparable quality by the Fund’s investment adviser; or (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. government agency securities to ensure timely payment of principal and interest. The Fund may invest up to 15% of its assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The Adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term, insured municipal bonds that offer potentially above-average total return. The Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics

Nuveen Investments	157

Notes to Financial Statements (continued)

considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2010, High Yield, All-American, Insured and Limited Term had outstanding when-issued/delayed delivery purchase commitments of $5,384,675, $2,575,544, $1,052,700 and $13,999,160, respectively.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

During the period May 1, 2009 through March 31, 2010, dividends from tax-exempt net investment income were declared and paid to shareholders monthly. Effective April 1, 2010, the Funds declare dividends from their tax-exempt net investment income daily and continue to pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Insurance

Under normal circumstances, Insured invests at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. Inverse floating rate securities whose underlying bonds are covered by insurance are included for purposes of the 80% test. The Fund may also invest up to 20% of its net assets in investment grade municipal securities rated below AA (based on the higher of the rating of the insurer, if any, or the underlying security) or, if unrated, judged by the Adviser to be of comparable quality. Certain such bonds may be backed by an escrow containing sufficient U.S. government or U.S. government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. government-backed securities.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund, and is reflected as an expense over the term of the policy, when applicable. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

158	Nuveen Investments

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% (.35% for Limited Term) annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense” on the Statement of Operations.

During the fiscal year ended April 30, 2010, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At April 30, 2010, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	High Yield	All-American	Insured	Intermediate Duration	Limited Term
Maximum exposure to Recourse Trusts	$764,573,000	$24,375,000	$19,490,000	$11,250,000	$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended April 30, 2010, were as follows:

	High Yield	All-American	Insured
Average floating rate obligations outstanding	$139,731,452	$1,073,973	$16,858,233
Average annual interest rate and fees	0.79%	0.60%	0.56%

Nuveen Investments	159

Notes to Financial Statements (continued)

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as “Change in net unrealized appreciation (depreciation) of forward swaps.”

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

The following Funds invested in forward swap contracts during the fiscal year ended April 30, 2010. The average notional amounts of forward swap contracts outstanding during the fiscal year ended April 30, 2010, were as follows:

	High Yield	All-American	Intermediate Duration
Average notional amount of forward swap contracts outstanding	$207,500,000	$5,200,000	$55,800,000

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward swap contract activity.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

All-American invested in futures contracts during the fiscal year ended April 30, 2010. The average number of futures contracts outstanding during the fiscal year ended April 30, 2010, were as follows:

All-American
Average number of futures contracts outstanding	9*
*	The average number of contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Fund was not invested in futures contracts at the beginning or end of the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

160	Nuveen Investments

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

For the period May 1, 2010 through March 31, 2010, income and expenses of the Funds that were not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Effective April 1, 2010, income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

ReFlow Liquidity Program

High Yield may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. After purchasing fund shares, ReFlow then redeems those shares when the fund next experiences net sales, at the end of ReFlow’s maximum holding period (currently 28 days), or at other times at ReFlow’s discretion. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.15% (for each use for up to 28 days) of the value of the fund shares purchased by ReFlow. The fee is allocated among a fund’s share classes based on relative net assets. ReFlow’s purchases of fund shares are made on an investment-blind basis without regard to the fund’s investment objective, policies or anticipated performance.

ReFlow will only purchase Class I shares of a fund and will not be subject to any investment minimum applicable to such shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund.

Fees incurred on the ReFlow liquidity program, if any, are recognized as a component of “Other expenses” on the Statement of Operations.

During the fiscal year ended April 30, 2010, the Fund did not participate in the ReFlow liquidity program.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments	161

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of April 30, 2010:

High Yield	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$4,873,522,373	$79,609,442	$4,953,131,815
Derivatives:
Forward Swaps*	—	(13,708,500)	—	(13,708,500)
Total	$—	$4,859,813,873	$79,609,442	$4,939,423,315

All-American	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$536,222,784	$649,400	$536,872,184
Derivatives:
Forward Swaps*	—	(379,700)	—	(379,700)
Total	$—	$535,834,084	$649,400	$536,492,484

Insured	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$846,305,271	$—	$846,305,271

Intermediate Duration	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$2,484,488,593	$—	$2,484,488,593
Derivatives:
Forward Swaps*	—	(2,135,900)	—	(2,135,900)
Total	$—	$2,482,352,693	$—	$2,482,352,693

Limited Term	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$1,944,139,399	$358,150	$1,944,497,549
Short-Term Investments	—	210,335,000	—	210,335,000
Total	$—	$2,154,474,399	$358,150	$2,154,832,549
*	Represents net unrealized appreciation (depreciation).

The following is a reconciliation of High Yield’s, All-American’s and Limited Term’s Level 3 investments held at the beginning and end of the measurement period:

	High Yield Level 3 Municipal Bonds	All-American Level 3 Municipal Bonds	Limited Term Level 3 Municipal Bonds
Balance at beginning of year	$—	$—	$—
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	—	—	—
Net purchases at cost (sales at proceeds)	—	—	—
Net discounts (premiums)	—	—	—
Net transfers in to (out of) at end of period fair value	79,609,442	649,400	358,150
Balance at end of year	$79,609,442	$649,400	$358,150

162	Nuveen Investments

"Change in net appreciation (depreciation) of investments" presented on the Statement of Operations includes net unrealized appreciation (depreciation) related to securities classified as Level 3 at year end as follows:

	High Yield	All-American	Limited Term
Level 3 net appreciation (depreciation)	$(14,306,361)	$607,760	$(453,140)

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Funds adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, under this guidance they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of April 30, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

High Yield
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	—	$—	Unrealized depreciation on forward swaps*	$13,708,500

All-American
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	—	$—	Unrealized depreciation on forward swaps*	$379,700

Intermediate Duration
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	—	$—	Unrealized depreciation on forward swaps*	$2,135,900
*	Represents cumulative appreciation (depreciation) of forward swap contracts as reported in the Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended April 30, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Swaps	High Yield	All-American	Intermediate Duration
Risk Exposure
Interest Rate	$19,666,286	$594,000	$(2,948,000)
Net Realized Gain (Loss) from Futures	High Yield	All-American	Intermediate Duration
Risk Exposure
Interest Rate	$—	$(194,170)	$—
Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	High Yield	All-American	Intermediate Duration
Risk Exposure
Interest Rate	$(15,484,707)	$(612,858)	$2,656,302

Nuveen Investments	163

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	High Yield
	Year Ended 4/30/2010		Year Ended 4/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	88,951,548	$1,287,576,931	81,176,134	$1,327,913,912
Class A – automatic conversion of Class B Shares	150,305	2,150,657	121,918	1,743,522
Class B	48,119	696,341	99,612	1,547,688
Class C	32,352,547	468,267,424	13,462,800	194,629,305
Class I	70,224,042	1,029,622,941	43,316,705	605,963,797
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,690,806	83,274,143	4,402,405	64,354,085
Class B	200,971	2,927,190	203,580	2,969,176
Class C	2,359,887	34,579,310	1,686,371	24,551,183
Class I	3,529,539	51,757,913	1,825,109	26,616,895
	203,507,764	2,960,852,850	146,294,634	2,250,289,563
Shares redeemed:
Class A	(62,051,279)	(909,370,244)	(81,161,894)	(1,220,804,204)
Class B	(1,093,129)	(16,031,777)	(1,665,222)	(25,171,661)
Class B – automatic conversion to Class A Shares	(150,387)	(2,150,657)	(121,998)	(1,743,522)
Class C	(11,118,927)	(163,709,911)	(19,244,897)	(289,375,879)
Class I	(28,681,177)	(426,216,302)	(41,122,630)	(594,900,465)
	(103,094,899)	(1,517,478,891)	(143,316,641)	(2,131,995,731)
Net increase (decrease)	100,412,865	$1,443,373,959	2,977,993	$118,293,832

	All-American
	Year Ended 4/30/2010		Year Ended 4/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,356,146	$106,873,541	15,693,062	$149,488,041
Class A – automatic conversion of Class B Shares	245,406	2,494,136	68,891	677,726
Class B	51,454	542,219	160,812	1,475,280
Class C	4,737,076	48,962,605	5,240,321	49,541,652
Class I	5,321,383	53,663,666	698,729	6,667,059
Shares issued to shareholders due to reinvestment of distributions:
Class A	836,632	8,622,867	650,930	6,238,973
Class B	25,576	263,187	31,837	307,492
Class C	243,933	2,518,147	162,862	1,556,815
Class I	85,958	891,516	47,221	454,547
	21,903,564	224,831,884	22,754,665	216,407,585
Shares redeemed:
Class A	(10,117,472)	(105,024,180)	(14,637,810)	(137,210,194)
Class B	(211,451)	(2,183,403)	(508,260)	(4,936,473)
Class B – automatic conversion to Class A Shares	(244,701)	(2,494,136)	(68,707)	(677,726)
Class C	(2,101,609)	(21,470,022)	(3,628,815)	(34,401,963)
Class I	(2,944,101)	(29,320,421)	(585,684)	(5,571,946)
	(15,619,334)	(160,492,162)	(19,429,276)	(182,798,302)
Net increase (decrease)	6,284,230	$64,339,722	3,325,389	$33,609,283

164	Nuveen Investments

	Insured
	Year Ended 4/30/2010		Year Ended 4/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,671,450	$78,731,021	8,176,941	$80,700,788
Class A – automatic conversion of Class B Shares	291,037	2,956,935	99,808	994,407
Class B	35,426	367,114	207,589	2,002,912
Class C	2,810,446	28,709,682	3,469,533	33,593,360
Class I	1,453,536	14,910,784	676,217	6,703,583
Shares issued to shareholders due to reinvestment of distributions:
Class A	738,545	7,579,243	640,288	6,353,191
Class B	30,014	308,269	38,737	385,083
Class C	156,253	1,595,366	111,397	1,098,170
Class I	1,493,877	15,292,908	1,564,355	15,494,000
	14,680,584	150,451,322	14,984,865	147,325,494
Shares redeemed:
Class A	(5,288,208)	(54,267,434)	(6,959,751)	(67,904,492)
Class B	(408,623)	(4,204,826)	(536,310)	(5,335,356)
Class B – automatic conversion to Class A Shares	(290,362)	(2,956,935)	(99,602)	(994,407)
Class C	(1,234,416)	(12,616,043)	(1,621,101)	(15,656,121)
Class I	(3,445,455)	(35,328,384)	(4,278,350)	(42,558,093)
	(10,667,064)	(109,373,622)	(13,495,114)	(132,448,469)
Net increase (decrease)	4,013,520	$41,077,700	1,489,751	$14,877,025

	Intermediate Duration
	Year Ended 4/30/2010		Year Ended 4/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	11,278,797	$99,937,996	16,335,232	$137,337,953
Class A – automatic conversion of Class B Shares	160,700	1,409,225	70,727	600,956
Class B	45,500	407,184	287,925	2,415,985
Class C	4,419,786	39,369,152	3,575,244	30,317,212
Class I	18,500,325	164,799,655	17,271,525	148,589,924
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,117,950	9,891,299	986,565	8,358,099
Class B	23,562	208,907	27,288	232,081
Class C	150,047	1,333,479	99,863	848,375
Class I	6,966,384	61,728,917	7,639,330	64,934,895
	42,663,051	379,085,814	46,293,699	393,635,480
Shares redeemed:
Class A	(8,793,496)	(77,906,435)	(12,808,000)	(108,020,375)
Class B	(340,866)	(3,025,280)	(602,929)	(5,088,570)
Class B – automatic conversion to Class A Shares	(160,152)	(1,409,225)	(70,492)	(600,956)
Class C	(1,770,080)	(15,692,848)	(1,815,873)	(15,389,613)
Class I	(22,296,294)	(197,326,048)	(43,074,457)	(366,952,841)
	(33,360,888)	(295,359,836)	(58,371,751)	(496,052,355)
Net increase (decrease)	9,302,163	$83,725,978	(12,078,052)	$(102,416,875)

Nuveen Investments	165

Notes to Financial Statements (continued)

	Limited Term
	Year Ended 4/30/2010		Year Ended 4/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	60,399,159	$651,748,222	33,501,150	$351,737,312
Class C	25,751,903	277,016,461	11,149,604	116,763,408
Class I	48,106,743	516,199,916	28,471,376	297,969,247
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,619,049	17,458,455	1,170,997	12,299,629
Class C	543,583	5,844,938	323,399	3,386,737
Class I	602,299	6,459,551	360,817	3,763,904
	137,022,736	1,474,727,543	74,977,343	785,920,237
Shares redeemed:
Class A	(27,813,279)	$(300,340,386)	(22,479,508)	$(236,315,273)
Class C	(5,952,377)	(64,132,529)	(5,393,519)	(56,484,420)
Class I	(15,876,451)	(170,106,037)	(8,390,444)	(87,513,531)
	(49,642,107)	(534,578,952)	(36,263,471)	(380,313,224)
Net increase (decrease)	87,380,629	$940,148,591	38,713,872	$405,607,013

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended April 30, 2010, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Purchases	$1,856,560,937	$217,509,036	$142,873,932	$216,255,803	$944,729,818
Sales and maturities	440,622,251	159,649,049	119,435,291	125,792,458	152,318,141

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2010, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Cost of investments	$5,049,709,974	$512,518,553	$822,197,848	$2,398,461,443	$2,101,885,732
Gross unrealized:
Appreciation	$325,901,029	34,377,902	35,270,345	115,185,160	64,340,375
Depreciation	(581,346,785)	(10,024,271)	(18,657,875)	(29,158,010)	(11,393,558)
Net unrealized appreciation (depreciation) of investments	$(255,445,756)	$24,353,631	$16,612,470	$86,027,150	$52,946,817

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at April 30, 2010, the Funds’ tax year-end, as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Undistributed (Over-distribution of) net investment income	$(522,763)	$(91,914)	$(31,443)	$(262,106)	$560,084
Accumulated net realized gain (loss)	552,721	86,789	30,483	262,086	323,060
Paid-in-surplus	(29,958)	5,125	960	20	(883,144)

166	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2010, the Funds’ tax year end, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Undistributed net tax-exempt income*	$2,646,371	$4,437,661	$3,465,802	$12,475,706	$—
Undistributed net ordinary income**	171,178	98,506	—	—	—
Undistributed net long-term capital gains	—	—	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2010 through April 30, 2010, and paid on May 3, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended April 30, 2010 and April 30, 2009, was designated for purposes of the dividends paid deduction as follows:

2010	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Distributions from net tax-exempt income***	$288,747,947	$25,148,674	$36,845,233	$94,508,836	$53,706,972
Distributions from net ordinary income**	1,315,100	—	16,492	542,844	880,264
Distributions from net long-term capital gains****	—	—	—	—	—

2009	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Distributions from net tax-exempt income	$241,708,778	$20,765,047	$35,426,194	$96,514,285	$35,414,183
Distributions from net ordinary income**	1,597,460	—	—	584,136	148,196
Distributions from net long-term capital gains	—	—	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2010, as Exempt Interest Dividends.
****	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended April 30, 2010.

At April 30, 2010, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Expiration:
April 30, 2011	$—	$—	$—	$—	$998,547
April 30, 2012	—	3,378,131	—	—	—
April 30, 2013	—	605,409	—	—	169,527
April 30, 2014	—	—	—	—	1,064,312
April 30, 2015	273,441	—	—	—	7,283,015
April 30, 2016	25,595,622	—	—	—	546,020
April 30, 2017	277,191,907	2,196,257	3,263,476	624,900	1,071,726
April 30, 2018	755,760,482	14,165,565	—	9,350,492	543,730
Total	$1,058,821,452	$20,345,362	$3,263,476	$9,975,392	$11,676,877

During the tax year ended April 30, 2010, Insured utilized $2,653,045 of capital loss carryforward.

At April 30, 2010, $337,552 of Limited Term’s capital loss carryforward expired.

The following Fund elected to defer net realized losses from investments incurred from November 1, 2009 through April 30, 2010, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

Limited Term
Post-October capital losses	$642,965

7. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	167

Notes to Financial Statements (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets*	High Yield Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For net assets over $2 billion	.3250

Average Daily Net Assets*	All-American Insured Intermediate Duration Fund-Level Fee Rate	Limited Term Fund-Level Fee Rate
For the first $125 million	.3000%	.2500%
For the next $125 million	.2875	.2375
For the next $250 million	.2750	.2250
For the next $500 million	.2625	.2125
For the next $1 billion	.2500	.2000
For the next $3 billion	.2250	.1750
For net assets over $5 billion	.2125	.1625

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of April 30, 2010, the complex-level fee rate was .1852%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser has agreed to waive fees or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for Insured and Intermediate Duration do not exceed .975% and .750%, respectively, of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended April 30, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Sales charges collected (Unaudited)	$8,945,796	$1,075,459	$961,925	$460,623	$1,713,371
Paid to financial intermediaries (Unaudited)	8,090,773	950,644	843,810	404,582	1,524,309

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

168	Nuveen Investments

During the fiscal year ended April 30, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Commission advances (Unaudited)	$7,646,789	$655,341	$446,910	$522,933	$3,390,140

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 2010, the Distributor retained such 12b-1 fees as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
12b-1 fees retained (Unaudited)	$3,146,040	$324,875	$302,698	$291,202	$963,232

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended April 30, 2010, as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
CDSC retained (Unaudited)	$587,230	$31,721	$29,707	$43,759	$167,380

8. Borrowing Arrangements

On June 1, 2009, High Yield entered into a $150 million committed 364-day secured line of credit (“Committed Secured Line”) with its custodian bank to provide the Fund with a source of liquidity to meet temporary demands on the Fund. Interest charged on the Committed Secured Line was calculated at a rate per annum equal to the higher of the overnight Federal Funds rate or the overnight London Inter-bank Offered Rate (LIBOR) plus 1.25% and the Fund accrued a commitment fee of 0.15% per annum on the unused portion of the Committed Secured Line.

As of April 30, 2010, the Fund’s outstanding balance on such borrowings was $10 million, which are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and commitment fees incurred on all obligations under these borrowing arrangements are recognized as a component of “Interest expense” and “Other expenses,” respectively, on the Statement of Operations.

During the fiscal year ended April 30, 2010, the Fund’s combined average daily loan balance outstanding on all obligations under these borrowing arrangements and corresponding weighted average annualized interest rate were $15,246,269 and 1.63%, respectively.

During June 2010, the Fund entered into a new $150 million committed 364-day unsecured line of credit (“Committed Unsecured Line”). Interest charged on the Committed Unsecured Line bears the same interest rate as the 2009 facility and the Fund accrues a commitment fee of 0.12% on the unused portion of the Committed Unsecured Line.

9. New Accounting Pronouncements

Accounting for Transfer of Financial Assets

During June 2009, FASB issued changes to the authoritative guidance under GAAP on accounting for transfers of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets.

This guidance is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date of this guidance. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

Fair Value Measurements

On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of this guidance is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	169

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

HIGH YIELD
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)
Class A (6/99)
2010	$12.73	$1.06	$2.83	$3.89	$(1.09)	$—		$(1.09)	$15.53	31.50%
2009	19.26	1.13	(6.52)	(5.39)	(1.14)	—		(1.14)	12.73	(28.45)
2008	22.77	1.12	(3.55)	(2.43)	(1.08)	—		(1.08)	19.26	(10.97)
2007	22.06	1.06	.73	1.79	(1.08)	—	*	(1.08)	22.77	8.24
2006	21.84	1.10	.24	1.34	(1.12)	—		(1.12)	22.06	6.25
Class B (6/99)
2010	12.72	.95	2.83	3.78	(.99)	—		(.99)	15.51	30.40
2009	19.24	1.01	(6.51)	(5.50)	(1.02)	—		(1.02)	12.72	(28.99)
2008	22.75	.96	(3.55)	(2.59)	(.92)	—		(.92)	19.24	(11.63)
2007	22.04	.89	.72	1.61	(.90)	—	*	(.90)	22.75	7.43
2006	21.82	.93	.25	1.18	(.96)	—		(.96)	22.04	5.48
Class C (6/99)
2010	12.73	.98	2.82	3.80	(1.02)	—		(1.02)	15.51	30.73
2009	19.25	1.04	(6.50)	(5.46)	(1.06)	—		(1.06)	12.73	(28.87)
2008	22.76	1.00	(3.55)	(2.55)	(.96)	—		(.96)	19.25	(11.44)
2007	22.05	.94	.72	1.66	(.95)	—	*	(.95)	22.76	7.65
2006	21.83	.98	.24	1.22	(1.00)	—		(1.00)	22.05	5.68
Class I (6/99)(e)
2010	12.73	1.09	2.82	3.91	(1.12)	—		(1.12)	15.52	31.66
2009	19.26	1.16	(6.51)	(5.35)	(1.18)	—		(1.18)	12.73	(28.33)
2008	22.78	1.16	(3.56)	(2.40)	(1.12)	—		(1.12)	19.26	(10.82)
2007	22.07	1.11	.72	1.83	(1.12)	—	*	(1.12)	22.78	8.48
2006	21.85	1.14	.24	1.38	(1.16)	—		(1.16)	22.07	6.45

170	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(f)
Ending Net Assets (000)	Expenses Including Interest(c)(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$2,158,475.89%		.86%	7.27%	11%
1,352,846.97		.88	7.20	50
1,959,271	1.08	.83	5.27	27
2,627,743.88		.83	4.70	5
1,800,261.88		.88	4.97	4

73,920	1.64	1.61	6.58	11
73,287	1.72	1.63	6.41	50
139,377	1.83	1.59	4.53	27
184,996	1.63	1.58	3.97	5
171,326	1.62	1.62	4.23	4

1,166,535	1.44	1.41	6.71	11
656,599	1.52	1.43	6.63	50
1,071,895	1.63	1.39	4.73	27
1,375,664	1.43	1.38	4.15	5
908,434	1.43	1.43	4.42	4

1,498,640.69		.66	7.43	11
655,390.77		.68	7.38	50
914,424.89		.64	5.49	27
1,177,168.67		.62	4.87	5
291,435.68		.68	5.16	4

*	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities and interest expense paid on Fund borrowings, as described in Footnote 7 – Borrowing Arrangements.
(d)	Each Ratio of Expenses Including Interest to Average Net Assets includes the effect of the interest expense paid on Fund borrowings for each share class as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended April 30:
2010	.01%
2009	.01
2008	.06
2007	—
2006	—

(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	171

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ALL-AMERICAN
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (10/88)
2010	$9.54	$.56	$1.06	$1.62	$(.53)	$—	$(.53)	$10.63	17.36%
2009	10.50	.53	(1.00)	(.47)	(.49)	—	(.49)	9.54	(4.41)
2008	10.92	.48	(.44)	.04	(.46)	—	(.46)	10.50	.41
2007	10.80	.46	.12	.58	(.46)	—	(.46)	10.92	5.47
2006	11.03	.48	(.23)	.25	(.48)	—	(.48)	10.80	2.33
Class B (2/97)
2010	9.57	.49	1.06	1.55	(.46)	—	(.46)	10.66	16.49
2009	10.53	.46	(1.01)	(.55)	(.41)	—	(.41)	9.57	(5.14)
2008	10.94	.39	(.42)	(.03)	(.38)	—	(.38)	10.53	(.28)
2007	10.82	.38	.12	.50	(.38)	—	(.38)	10.94	4.66
2006	11.05	.40	(.23)	.17	(.40)	—	(.40)	10.82	1.55
Class C (6/93)
2010	9.55	.50	1.06	1.56	(.48)	—	(.48)	10.63	16.62
2009	10.50	.48	(1.00)	(.52)	(.43)	—	(.43)	9.55	(4.88)
2008	10.92	.42	(.44)	(.02)	(.40)	—	(.40)	10.50	(.17)
2007	10.80	.40	.12	.52	(.40)	—	(.40)	10.92	4.87
2006	11.03	.42	(.23)	.19	(.42)	—	(.42)	10.80	1.75
Class I (2/97)(d)
2010	9.58	.58	1.07	1.65	(.56)	—	(.56)	10.67	17.52
2009	10.54	.55	(1.00)	(.45)	(.51)	—	(.51)	9.58	(4.22)
2008	10.96	.50	(.44)	.06	(.48)	—	(.48)	10.54	.58
2007	10.83	.48	.13	.61	(.48)	—	(.48)	10.96	5.72
2006	11.07	.50	(.24)	.26	(.50)	—	(.50)	10.83	2.40

172	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(e)

Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$352,666.80%		.80%	5.46%	33%
303,949.83		.80	5.48	31
315,885.91		.80	4.43	29
283,722.91		.79	4.21	6
247,254.79		.79	4.37	8

9,706	1.55	1.55	4.73	33
12,342	1.57	1.54	4.70	31
17,624	1.66	1.55	3.66	29
22,087	1.67	1.55	3.46	6
33,500	1.54	1.54	3.61	8

151,025	1.34	1.34	4.91	33
108,149	1.38	1.35	4.95	31
100,333	1.46	1.35	3.89	29
78,977	1.46	1.34	3.66	6
76,049	1.34	1.34	3.82	8

39,683.59		.59	5.64	33
12,027.63		.60	5.67	31
11,541.71		.60	4.64	29
8,910.71		.59	4.42	6
7,173.59		.59	4.57	8

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	173

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INSURED
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2010	$10.02	$.46	$.36	$.82	$(.45)	$—	$(.45)	$10.39	8.34%
2009	10.45	.46	(.44)	.02	(.45)	—	(.45)	10.02	.33
2008	10.82	.45	(.36)	.09	(.45)	(.01)	(.46)	10.45	.85
2007	10.69	.45	.13	.58	(.45)	— *	(.45)	10.82	5.52
2006	11.04	.45	(.24)	.21	(.46)	(.10)	(.56)	10.69	1.84
Class B (2/97)
2010	10.04	.38	.37	.75	(.37)	—	(.37)	10.42	7.61
2009	10.47	.38	(.44)	(.06)	(.37)	—	(.37)	10.04	(.44)
2008	10.83	.37	(.35)	.02	(.37)	(.01)	(.38)	10.47	.14
2007	10.70	.37	.13	.50	(.37)	— *	(.37)	10.83	4.70
2006	11.05	.37	(.25)	.12	(.37)	(.10)	(.47)	10.70	1.06
Class C (9/94)
2010	9.96	.40	.37	.77	(.39)	—	(.39)	10.34	7.86
2009	10.39	.40	(.44)	(.04)	(.39)	—	(.39)	9.96	(.28)
2008	10.75	.39	(.36)	.03	(.38)	(.01)	(.39)	10.39	.31
2007	10.62	.39	.13	.52	(.39)	— *	(.39)	10.75	4.91
2006	10.96	.39	(.24)	.15	(.39)	(.10)	(.49)	10.62	1.33
Class I (12/86)(e)
2010	10.00	.48	.37	.85	(.47)	—	(.47)	10.38	8.65
2009	10.43	.48	(.44)	.04	(.47)	—	(.47)	10.00	.51
2008	10.79	.47	(.35)	.12	(.47)	(.01)	(.48)	10.43	1.11
2007	10.67	.47	.12	.59	(.47)	— *	(.47)	10.79	5.61
2006	11.01	.47	(.24)	.23	(.47)	(.10)	(.57)	10.67	2.11

174	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$297,044.79%		.78%	4.46%	.79%	.78%	4.46%	14%
252,137.88		.79	4.58	.88	.79	4.58	10
242,493.99		.77	4.25	.99	.77	4.25	9
220,377.96		.77	4.17	.96	.77	4.17	10
205,982.78		.78	4.13	.78	.78	4.13	27

12,361	1.54	1.53	3.72	1.54	1.53	3.72	14
18,273	1.62	1.53	3.83	1.62	1.53	3.83	10
23,125	1.74	1.52	3.49	1.74	1.52	3.49	9
27,490	1.71	1.52	3.42	1.71	1.52	3.42	10
34,186	1.53	1.53	3.38	1.53	1.53	3.38	27

86,326	1.34	1.33	3.91	1.34	1.33	3.91	14
65,940	1.43	1.34	4.04	1.43	1.34	4.04	10
48,375	1.54	1.32	3.70	1.54	1.32	3.70	9
34,338	1.51	1.32	3.62	1.51	1.32	3.62	10
33,459	1.33	1.33	3.58	1.33	1.33	3.58	27

467,722.59		.58	4.66	.59	.58	4.66	14
455,745.68		.59	4.78	.68	.59	4.78	10
496,431.79		.57	4.44	.79	.57	4.44	9
540,402.76		.57	4.37	.76	.57	4.37	10
569,874.58		.58	4.33	.58	.58	4.33	27

*	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	175

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERMEDIATE DURATION
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (6/95)
2010	$8.54	$.35	$.43	$.78	$(.34)	$—	$(.34)	$8.98	9.24%
2009	8.78	.34	(.24)	.10	(.34)	—	(.34)	8.54	1.22
2008	8.97	.33	(.16)	.17	(.34)	(.02)	(.36)	8.78	1.90
2007	8.89	.34	.10	.44	(.34)	(.02)	(.36)	8.97	4.98
2006	9.10	.34	(.18)	.16	(.33)	(.04)	(.37)	8.89	1.70
Class B (2/97)
2010	8.57	.28	.43	.71	(.27)	—	(.27)	9.01	8.40
2009	8.81	.28	(.25)	.03	(.27)	—	(.27)	8.57	.43
2008	9.00	.27	(.17)	.10	(.27)	(.02)	(.29)	8.81	1.13
2007	8.91	.27	.11	.38	(.27)	(.02)	(.29)	9.00	4.27
2006	9.11	.27	(.17)	.10	(.26)	(.04)	(.30)	8.91	1.01
Class C (6/95)
2010	8.57	.30	.43	.73	(.29)	—	(.29)	9.01	8.62
2009	8.80	.30	(.24)	.06	(.29)	—	(.29)	8.57	.76
2008	9.00	.29	(.18)	.11	(.29)	(.02)	(.31)	8.80	1.22
2007	8.90	.29	.12	.41	(.29)	(.02)	(.31)	9.00	4.58
2006	9.11	.29	(.19)	.10	(.27)	(.04)	(.31)	8.90	1.10
Class I (11/76)(e)
2010	8.56	.36	.43	.79	(.35)	—	(.35)	9.00	9.41
2009	8.79	.36	(.24)	.12	(.35)	—	(.35)	8.56	1.51
2008	8.99	.35	(.18)	.17	(.35)	(.02)	(.37)	8.79	1.99
2007	8.90	.36	.11	.47	(.36)	(.02)	(.38)	8.99	5.30
2006	9.11	.36	(.18)	.18	(.35)	(.04)	(.39)	8.90	1.90

176	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$374,528.75%		.75%	3.91%	.75%	.75%	3.91%	5%
324,071.76		.76	4.03	.76	.76	4.03	6
292,750.75		.75	3.77	.75	.75	3.77	23
304,084.75		.75	3.76	.75	.75	3.76	38
289,148.75		.75	3.76	.75	.75	3.76	43

11,040	1.50	1.50	3.16	1.50	1.50	3.16	5
14,204	1.51	1.51	3.26	1.51	1.51	3.26	6
17,745	1.50	1.50	3.01	1.50	1.50	3.01	23
20,700	1.50	1.50	3.01	1.50	1.50	3.01	38
28,104	1.50	1.50	2.99	1.50	1.50	2.99	43

100,047	1.30	1.30	3.35	1.30	1.30	3.35	5
71,165	1.31	1.31	3.48	1.31	1.31	3.48	6
56,741	1.30	1.30	3.22	1.30	1.30	3.22	23
54,909	1.30	1.30	3.21	1.30	1.30	3.21	38
57,734	1.30	1.30	3.20	1.30	1.30	3.20	43

2,044,122.55		.55	4.11	.55	.55	4.11	5
1,916,368.56		.56	4.21	.56	.56	4.21	6
2,128,272.55		.55	3.96	.55	.55	3.96	23
2,046,934.55		.55	3.96	.55	.55	3.96	38
2,128,270.55		.55	3.95	.55	.55	3.95	43

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	177

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LIMITED TERM
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)
Class A (10/87)
2010	$10.60	$.32	$.28	$.60	$(.35)	$—		$(.35)	$10.85	5.73%
2009	10.63	.38	(.03)	.35	(.38)	—		(.38)	10.60	3.38
2008	10.60	.38	.03	.41	(.38)	—		(.38)	10.63	3.95
2007	10.55	.38	.04	.42	(.37)	—	*	(.37)	10.60	4.07
2006	10.76	.36	(.22)	.14	(.35)	—		(.35)	10.55	1.29
Class C (12/95)
2010	10.57	.28	.28	.56	(.31)	—		(.31)	10.82	5.39
2009	10.60	.34	(.03)	.31	(.34)	—		(.34)	10.57	3.04
2008	10.57	.34	.04	.38	(.35)	—		(.35)	10.60	3.61
2007	10.52	.34	.05	.39	(.34)	—	*	(.34)	10.57	3.72
2006	10.74	.32	(.23)	.09	(.31)	—		(.31)	10.52	.86
Class I (2/97)(d)
2010	10.54	.34	.28	.62	(.37)	—		(.37)	10.79	5.94
2009	10.57	.40	(.03)	.37	(.40)	—		(.40)	10.54	3.59
2008	10.54	.40	.04	.44	(.41)	—		(.41)	10.57	4.21
2007	10.50	.40	.04	.44	(.40)	—	*	(.40)	10.54	4.22
2006	10.72	.38	(.23)	.15	(.37)	—		(.37)	10.50	1.43

178	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(e)
Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$1,001,241.71%		.71%	2.98	10%
615,646.72		.72	3.59	11
487,491.72		.72	3.57	12
410,955.73		.73	3.55	16
460,864.72		.72	3.36	59

509,512	1.06	1.06	2.63	10
282,951	1.07	1.07	3.24	11
219,228	1.07	1.07	3.22	12
213,117	1.08	1.08	3.20	16
271,925	1.07	1.07	3.00	59

694,430.51		.51	3.16	10
332,373.52		.52	3.78	11
117,193.52		.52	3.77	12
41,901.52		.52	3.78	16
16,703.52		.52	3.55	59

*	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	179

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

180	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Nizida Arriaga 6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75

Nuveen Investments	181

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	200
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

182	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory Mino 1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President (since 2010) of Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	183

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Boards of Trustees (each a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM’s efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. In this regard, the Independent Board Members noted the changes recommended by NAM to various investment mandates for the Nuveen funds in seeking to take advantage of market opportunities and to improve the tools available for managing liquidity and market exposure; the establishment of a team responsible for coordinating the handling of large trades in or out of the Nuveen funds; and the ongoing monitoring of investment management processes.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

184	Nuveen Investments

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and NAM

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen municipal funds managed by NAM in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory, except as noted. With respect to the Nuveen High Yield Municipal Bond Fund, based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members were satisfied with the steps taken to address performance issues during extraordinary times.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM’s municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues

Nuveen Investments	185

Annual Investment Management Agreement Approval Process (continued)

and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

186	Nuveen Investments

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	187

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

188	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	189

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $150 billion of assets on March 31, 2010.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-NAT-0410D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended April 30, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
All-American Municipal Bond Fund	26,179	0	550	0
Limited Term Municipal Bond Fund	39,395	0	550	0
High Yield Municipal Bond Fund	60,343	0	550	0
National Insured Municipal Bond Fund	28,880	0	550	0
Intermediate Duration Bond Fund	42,781	0	550	0

Total	$197,578	$0	$2,750	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
All-American Municipal Bond Fund	0%	0%	0%	0%
Limited Term Municipal Bond Fund	0%	0%	0%	0%
High Yield Municipal Bond Fund	0%	0%	0%	0%
National Insured Municipal Bond Fund	0%	0%	0%	0%
Intermediate Duration Bond Fund	0%	0%	0%	0%

Fiscal Year Ended April 30, 2009	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
All-American Municipal Bond Fund	18,842	0	550	0
Limited Term Municipal Bond Fund	38,877	0	550	0
High Yield Municipal Bond Fund	75,966	0	2,550	0
National Insured Municipal Bond Fund	28,955	0	550	0
Intermediate Duration Bond Fund	73,135	0	550	0

Total	$235,775	$0	$4,750	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
All-American Municipal Bond Fund	0%	0%	0%	0%
Limited Term Municipal Bond Fund	0%	0%	0%	0%
High Yield Municipal Bond Fund	0%	0%	0%	0%
National Insured Municipal Bond Fund	0%	0%	0%	0%
Intermediate Duration Bond Fund	0%	0%	0%	0%

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

        The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended April 30, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended April 30, 2009	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended April 30, 2010	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
All-American Municipal Bond Fund	550	0	0	550
Limited Term Municipal Bond Fund	550	0	0	550
High Yield Municipal Bond Fund	550	0	0	550
National Insured Municipal Bond Fund	550	0	0	550
Intermediate Duration Bond Fund	550	0	0	550

Total	$2,750	$0	$0	$2,750

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Fiscal Year Ended April 30, 2009	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
All-American Municipal Bond Fund	550	0	0	550
Limited Term Municipal Bond Fund	550	0	0	550
High Yield Municipal Bond Fund	2,550	0	0	2,550
National Insured Municipal Bond Fund	550	0	0	550
Intermediate Duration Bond Fund	550	0	0	550

Total	$4,750	$0	$0	$4,750

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date July 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date July 8, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date July 8, 2010